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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-05309
First American Investment Funds, Inc.
(Exact name of registrant as specified in charter)

800 Nicollet Mall, Minneapolis, MN (Address of principal executive offices)	55402 (Zip code)
Charles D. Gariboldi, Jr., 800 Nicollet Mall, Minneapolis, MN 55402
(Name and address of agent for service)
Registrant’s telephone number, including area code:       800-677-3863
Date of fiscal period end:       October 31
Date of reporting period:       October 31, 2007
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Report to Shareholders

First American Funds.

October 31, 2007

2007 Annual Report

EFINING CORPORATION

Index Funds

Mutual fund investing involves risk; principal loss is possible.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Message to Shareholders December 10, 2007

Dear Shareholders:

We invite you to take a few minutes to review the results of the fiscal year ended October 31, 2007.
This report includes comparative performance graphs and tables, portfolio commentaries, complete listings of portfolio holdings, and additional fund information. We hope you will find this helpful in monitoring your investment portfolio.
Also, through our website, firstamericanfunds.com, we provide quarterly performance fact sheets on all First American Funds, the economic outlook as viewed by our senior investment officers, and other information about fund investments and portfolio strategies.
Please contact your financial professional if you have questions about First American Funds or contact First American Investor Services at 800.677.FUND.
We appreciate your investment with First American Funds and look forward to serving your financial needs in the future.
Sincerely,

Virginia L. Stringer Chairperson of the Board First American Investment Funds, Inc.	Thomas S. Schreier, Jr. President First American Investment Funds, Inc.
First American Funds  2007 Annual Report       1

Equity Index Fund
Investment Objective: to provide investment results that correspond to the performance of the Standard & Poor’s
500 Index* (“S&P 500 Index”).
How did the fund perform for the fiscal year ended October 31, 2007?
The First American Equity Index Fund (the “fund”), Class Y shares, returned 14.22% for the fiscal year October 31, 2007 (Class A shares returned 13.93% without taking the sales charge into account). By comparison, the fund’s benchmark, the S&P 500 Index, returned 14.56% for the same period.
General economic and market conditions
Economic growth was generally below its long-term potential growth rate during the fiscal year as evidenced by the increase in the unemployment rate to 4.7% in October from 4.4% a year earlier. The subpar pace of domestic economic growth, along with significant credit market imbalances that developed in August and caused a broader tightening in financial market conditions, led the Federal Reserve to cut the Fed funds rate by 50 basis points on September 18 and another 25 basis points on October 31. Despite these rate cuts by the Fed, equity markets generally remained below the high levels reached earlier in the year, and then weakened significantly subsequent to year end. This weakness in the market corresponded with the reporting of third-quarter S&P earnings results, which showed the first year-over-year decline in operating earnings since the final quarter of 2001. Expectations for fourth-quarter earnings growth were lowered significantly as well, resulting in a challenging market environment as the new fiscal year began.
Fund Overview
The fund is invested to replicate the S&P 500 Index as closely as possible with consideration given to turnover costs and fees. As a result, the fund performed very similarly to the index. The index includes 500 leading companies in the major industries of the U.S. economy and covers about 75% of the dollar value of all traded stocks in the U.S. market.
The best-performing sectors during the fiscal year were energy, materials, and technology, having risen by 39%, 34%, and 27%, respectively. The only sector to post negative returns over the same period was financials, falling by 3%. Since the credit crisis that began in August, the overall consumer discretionary sector has fallen 0.5% with its constituent apparel and retailing industries falling 6% and 4%, respectively. Over the same three months technology firms have risen by 14.4%.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.
Top 10 Holdings as of October 31, 20071  (% of net assets)

Exxon Mobil	3.8%
General Electric	3.1
Microsoft	2.2
AT&T	1.9
Procter & Gamble	1.6
Bank of America	1.6
Citigroup	1.5
Cisco Systems	1.5
Chevron	1.4
Johnson & Johnson	1.4
Sector Allocation as of October 31, 20071  (% of net assets)

Financials	19.2%
Information Technology	17.0
Energy	11.7
Healthcare	11.5
Industrials	11.4
Consumer Staples	9.5
Consumer Discretionary	9.0
Telecommunication Services	3.6
Utilities	3.3
Materials	3.3
Short-Term Investments	0.5

100.0%

[1]	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
2      First American Funds  2007 Annual Report

Annual Performance1,2

	October 31, 2007					September 30, 2007*

				Since Inception					Since Inception

	1 year	5 years	10 years	2/01/99	9/24/01	1 year	5 years	10 years	2/01/99	9/24/01
Average annual return with sales charge (POP)
Class A	7.67%	11.97%	5.90%	—	—	9.38%	13.52%	5.38%	—	—

Class B	8.05%	12.15%	5.70%	—	—	9.92%	13.71%	5.19%	—	—

Class C	12.09%	12.40%	—	2.55%	—	13.92%	13.93%	—	2.39%	—

Average annual return without sales charge (NAV)
Class A	13.93%	13.25%	6.50%	—	—	15.77%	14.81%	5.98%	—	—

Class B	13.05%	12.40%	5.70%	—	—	14.92%	13.95%	5.19%	—	—

Class C	13.09%	12.40%	—	2.55%	—	14.92%	13.93%	—	2.39%	—

Class R	13.65%	13.04%	—	—	8.55%	15.48%	14.61%	—	—	8.40%

Class Y	14.22%	13.53%	6.77%	—	—	16.07%	15.08%	6.24%	—	—

S&P 500 Index[3]	14.56%	13.88%	7.10%	3.93%	9.29%	16.44%	15.45%	6.57%	3.78%	9.14%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Mutual fund investing involves risk; principal loss is possible. Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares and the contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Performance reflects contractual fee waivers in effect during the periods indicated. In the absence of such fee waivers, total returns would be reduced.

As of the most recent prospectus, the fund’s total annual operating expense ratio for Class A, Class B, Class C, Class R, and Class Y shares was 0.76%, 1.51%, 1.51%, 1.01%, and 0.51%, respectively. The advisor has contractually agreed to waive fees and reimburse other fund expenses through June 30, 2008 so that total annual fund operating expenses for Class A, Class B, Class C, Class R, and Class Y shares do not exceed 0.62%, 1.37%, 1.37%, 0.87%, and 0.37%, respectively. These fee waivers and expense reimbursements may be terminated at any time after June 30, 2008, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.
Value of $10,000 Investment1,2,4  as of October 31, 2007

First American Equity Index Fund, Class A (NAV)		$18,772

First American Equity Index Fund, Class A (POP)	- - - -	$17,737

S&P 500 Index[3]		$19,860

The chart at right, illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 10/31/1997 to 10/31/2007) as compared to the S&P 500 Index[3].

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

[3]	An unmanaged, market capitalization-weighted index based on the average weighted performance of 500 widely held large-cap common stocks.

[4]	Performance for Class B, Class C, Class R, and Class Y shares is not presented. Performance for these classes will vary due to the different expense structures.
First American Funds  2007 Annual Report       3

Mid Cap Index Fund
Investment Objective: to provide investment results that correspond to the performance of the Standard & Poor’s MidCap 400 Index* (“S&P MidCap 400 Index”).
How did the fund perform for the fiscal year ended October 31, 2007?
The First American Mid Cap Index Fund (the “fund”), Class Y shares, returned 16.52% for the fiscal year ended October 31, 2007 (Class A shares returned 16.32% without taking the sales charge into account). By comparison, the fund’s benchmark, the S&P MidCap 400 Index, returned 17.02% for the same period.
General economic and market conditions
Economic growth was generally below its long-term potential growth rate during the fiscal year as evidenced by the increase in the unemployment rate to 4.7% in October from 4.4% a year earlier. The subpar pace of domestic economic growth, along with significant credit market imbalances that developed in August and caused a broader tightening in financial market conditions, led the Federal Reserve to cut the Fed funds rate by 50 basis points on September 18 and another 25 basis points on October 31. Despite these rate cuts by the Fed, equity markets generally remained below the high levels reached earlier in the year, and then weakened significantly subsequent to year end. This weakness in the market corresponded with the reporting of third-quarter S&P earnings results, which showed the first year-over-year decline in operating earnings since the final quarter of 2001. Expectations for fourth-quarter earnings growth were lowered significantly as well, resulting in a challenging market environment as the new fiscal year began.
Fund Overview
The fund is invested to replicate the S&P MidCap 400 Index as closely as possible with consideration given to turnover costs and fees. As a result, the fund performed very similarly to the index. The index includes stocks that reflect the risk and return characteristics of the broader mid-cap universe. Mid-cap stocks are now being recognized as an independent asset class and the capitalization range of this index covers about 10% of the U.S. equities market.
The best-performing sectors during the fiscal year were energy, materials, and telecommunications, having risen by 43%, 37%, and 33%, respectively. The only sector to post negative returns over the same period was financials, falling by 1.5%. A large portion of the financial sector’s performance can be explained by the 16% decline in the mid-cap banking industry.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.
Top 10 Holdings as of October 31, 20071  (% of net assets)

First American Prime Obligations Fund, Class Z	7.2%
Intuitive Surgical	0.9
Lyondell Chemical	0.9
Cameron International	0.8
Gamestop, Class A	0.7
Southwestern Energy	0.7
Harris	0.6
Amphenol, Class A	0.6
FMC Technologies	0.6
Hologic	0.6
Sector Allocation as of October 31, 20071  (% of net assets)

Industrials	14.2%
Information Technology	14.2
Financials	13.5
Consumer Discretionary	12.5
Healthcare	11.4
Energy	8.6
Materials	7.3
Utilities	7.0
Consumer Staples	2.9
Telecommunication Services	0.9
Short-Term Investments	7.4
Other Assets and Liabilities, Net[2]	0.1

100.0%

[1]	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

[2]	Investments in securities typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.
4      First American Funds  2007 Annual Report

Annual Performance1,2

	October 31, 2007					September 30, 2007*

			Since Inception					Since Inception

	1 year	5 years	11/04/99	11/27/00	9/24/01	1 year	5 years	11/04/99	11/27/00	9/24/01
Average annual return with sales charge (POP)
Class A	9.92%	15.64%	9.89%	—	—	11.48%	16.00%	9.65%	—	—

Class B	10.41%	15.88%	9.87%	—	—	12.08%	16.24%	9.64%	—	—

Class C	14.39%	16.10%	—	—	13.20%	16.14%	16.46%	—	—	12.92%

Average annual return without sales charge (NAV)
Class A	16.32%	16.97%	10.67%	—	—	18.00%	17.33%	10.43%	—	—

Class B	15.41%	16.10%	9.87%	—	—	17.08%	16.46%	9.64%	—	—

Class C	15.39%	16.10%	—	—	13.20%	17.14%	16.46%	—	—	12.92%

Class R	16.01%	16.76%	—	9.04%	—	17.60%	17.13%	—	8.74%	—

Class Y	16.52%	17.26%	10.94%	—	—	18.28%	17.63%	10.70%	—	—

S&P MidCap 400 Index[3]	17.02%	17.78%	11.74%	10.11%	14.89%	18.76%	18.17%	11.51%	9.82%	14.62%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Stocks of mid-capitalization companies may be slightly less volatile than those of small-capitalization companies, but they still involve substantial risk and may be subject to increased volatility and more price fluctuation than large-capitalization companies.

Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares and the contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Performance reflects contractual fee waivers in effect during the periods indicated. In the absence of such fee waivers, total returns would be reduced.

As of the most recent prospectus, the fund’s total annual operating expense ratio for Class A, Class B, Class C, Class R, and Class Y shares was 0.81%, 1.56%, 1.56%, 1.06%, and 0.56%, respectively. The advisor has contractually agreed to waive fees and reimburse other fund expenses through at least June 30, 2008 so that total annual fund operating expenses for Class A, Class B, Class C, Class R, and Class Y shares do not exceed 0.75%, 1.50%, 1.50%, 1.00%, and 0.50%, respectively. These fee waivers and expense reimbursements may be terminated at any time after June 30, 2008, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.
Value of 10,000 Investment1,2,4  as of October 31, 2007

First American Mid Cap Index Fund, Class A (NAV)		$22,487

First American Mid Cap Index Fund, Class A (POP)	- - - -	$21,254

S&P MidCap 400 Index[3]		$24,281

The chart at right, illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 11/04/1999 to 10/31/2007) as compared to the S&P MidCap 400 Index[3].

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

[3]	An unmanaged, market value-weighted index of 400 mid-cap companies.

[4]	Performance for Class B, Class C, Class R, and Class Y shares is not presented. Performance for these classes will vary due to the different expense structures.
First American Funds  2007 Annual Report       5

Small Cap Index Fund
Investment Objective: to provide investment results that correspond to the performance of the Russell 2000 Index*.
How did the fund perform for the fiscal year ended October 31, 2007?
The First American Small Cap Index Fund (the “fund”), Class Y shares, returned 8.84% for the fiscal year ended October 31, 2007 (Class A shares returned 8.56% without taking the sales charge into account). By comparison, the fund’s benchmark, the Russell 2000 Index, returned 9.27% for the same period.
General economic and market conditions
Economic growth was generally below its long-term potential growth rate during the fiscal year as evidenced by the increase in the unemployment rate to 4.7% in October from 4.4% a year earlier. The subpar pace of domestic economic growth, along with significant credit market imbalances that developed in August and caused a broader tightening in financial market conditions, led the Federal Reserve to cut the Fed funds rate by 50 basis points on September 18 and another 25 basis points on October 31. Despite these rate cuts by the Fed, equity markets generally remained below the high levels reached earlier in the year, and then weakened significantly subsequent to year end. This weakness in the market corresponded with the reporting of third-quarter S&P earnings results, which showed the first year-over-year decline in operating earnings since the final quarter of 2001. Expectations for fourth-quarter earnings growth were lowered significantly as well, resulting in a challenging market environment as the new fiscal year began.
Fund Overview
The fund is invested to replicate the Russell 2000 Index as closely as possible with consideration given to turnover costs and fees. The index includes the traded shares of U.S. companies ranked 1,001 through 3,000 in size, thereby skipping large- and mid-capitalization names in the list of investable companies.
The best-performing sectors during the fiscal year were materials and energy, having risen by 42% and 21%, respectively. The two sectors to post negative returns over the same period were financials and consumer discretionary, falling by 10% and 1%, respectively. Since the credit crisis that began in August, the consumer discretionary sector has fallen 0.7%, with the retailing and media industries falling 6% and 4%, respectively. Over the same three months healthcare companies rose by 14%.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.
Top 10 Holdings as of October 31, 20071  (% of net assets)

Hologic	0.6%
First American Prime Obligations Fund, Class Z	0.6
Exterran Holdings	0.4
CF Industries Holdings	0.4
FLIR Systems	0.3
U.S. Treasury Bill, 3.813%, 01/24/2008	0.3
Chipotle Mexican Grill, Class B	0.3
Equinix	0.3
Sotheby’s Holdings, Class A	0.3
Priceline.com	0.3
Sector Allocation as of October 31, 20071  (% of net assets)

Financials	19.0%
Information Technology	18.5
Industrials	15.2
Consumer Discretionary	14.4
Healthcare	13.4
Energy	5.8
Materials	5.5
Consumer Staples	2.9
Utilities	2.8
Telecommunication Services	1.6
Short-Term Investments	0.9

100.0%

[1]	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
6      First American Funds  2007 Annual Report

Annual Performance1,2

	October 31, 2007					September 30, 2007*

			Since Inception					Since Inception

	1 year	5 years	12/30/98	12/11/00	9/24/01	1 year	5 years	12/30/98	12/11/00	9/24/01
Average annual return with sales charge (POP)
Class A	2.61%	16.36%	8.81%	—	—	5.52%	16.40%	8.56%	—	—

Class B	3.07%	16.49%	—	8.23%	—	5.94%	16.58%	—	7.91%	—

Class C	6.83%	16.73%	—	—	12.13%	9.85%	16.80%	—	—	11.81%

Average annual return without sales charge (NAV)
Class A	8.56%	17.68%	9.51%	—	—	11.64%	17.73%	9.26%	—	—

Class B	7.78%	16.71%	—	8.23%	—	10.78%	16.80%	—	7.91%	—

Class C	7.78%	16.73%	—	—	12.13%	10.82%	16.80%	—	—	11.81%

Class R	8.34%	17.37%	9.30%	—	—	11.38%	17.44%	9.05%	—	—

Class Y	8.84%	17.91%	9.72%	—	—	11.93%	17.96%	9.47%	—	—

Russell 2000 Index[3]	9.27%	18.67%	9.59%	9.37%	14.35%	12.34%	18.75%	9.34%	9.04%	14.03%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Stocks of small-capitalization companies involve substanital risk. These stocks historically have experienced greater price volatility than stocks of larger companies, and they may be expected to do so in the future.

Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares and the contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Performance reflects contractual fee waivers in effect during the periods indicated. In the absence of such fee waivers, total returns would be reduced.

As of the most recent prospectus, the fund’s total annual operating expense ratio (including acquired fund fees and expenses, which the fund indirectly bears before waivers) for Class A, Class B, Class C, Class R, and Class Y shares was 1.11%, 1.86%, 1.86%, 1.36%, and 0.86%, respectively. The advisor has contractually agreed to waive fees and reimburse other fund expenses through at least June 30, 2008 so that total annual fund operating expenses (net of acquired fund fees and expenses) for Class A, Class B, Class C, Class R, and Class Y shares do not exceed 0.83%, 1.58%, 1.58%, 1.08%, and 0.58%, respectively. These fee waivers and expense reimbursements may be terminated at any time after June 30, 2008, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.
Value of 10,000 Investment1,2,4  as of October 31, 2007

First American Small Cap Index Fund, Class A (NAV)		$22,310

First American Small Cap Index Fund, Class A (POP)	- - - -	$21,087

Russell 2000 Index[3]		$22,465

The chart at right, illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 12/30/1998 to 10/31/2007) as compared to the Russell 2000 Index[3].

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

On September 24, 2001, the Small Cap Index Fund became the successor by merger to the Firstar Small Cap Index Fund, a serier of Firstar Funds, Inc. Prior to the merger, the First American Fund had no assets or liabilities. Performance presented prior to September 24, 2001, represents that of the Firstar Small Cap Index Fund. The Firstar Small Cap Index Fund was organized on December 11, 2000, and, prior to that, was a separate series of Mercantile Mutual Funds, Inc.

[3]	An unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

[4]	Performance for Class B, Class C, Class R, and Class Y shares is not presented. Performance for these classes will vary due to the different expense structures.
First American Funds  2007 Annual Report       7

Expense Examples
As a shareholder of one or more of the funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees, and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested in a fund at the beginning of the period and held for the entire period from May 1, 2007 to October 31, 2007.
Actual Expenses
For each class of each fund, two lines are presented in the table below — the first line for each class provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular fund and class, to estimate the expenses that you paid over the period. Simply divide your account value in the fund and class by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” for your fund and class to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
For each class of each fund, the second line for each class provides information about hypothetical account values and hypothetical expenses based on the respective fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the tables for each class of each fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Equity Index Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (5/01/07 to
	Value (5/01/07)	Value (10/31/07)	10/31/07)
Class A Actual[2]	$1,000.00	$1,052.50	$3.21

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,022.08	$3.16

Class B Actual[2]	$1,000.00	$1,048.40	$7.07

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,018.30	$6.97

Class C Actual[2]	$1,000.00	$1,048.40	$7.07

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,018.30	$6.97

Class R Actual[2]	$1,000.00	$1,051.00	$4.50

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,020.82	$4.43

Class Y Actual[2]	$1,000.00	$1,053.90	$1.92

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,023.34	$1.89

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.62%, 1.37%, 1.37%, 0.87%, and 0.37% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended October 31, 2007 of 5.25%, 4.84%, 4.84%, 5.10%, and 5.39% for Class A, Class B, Class C, Class R, and Class Y, respectively.
8      First American Funds  2007 Annual Report

Expense Examples   concluded
Mid Cap Index Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (5/01/07 to
	Value (5/01/07)	Value (10/31/07)	10/31/07)
Class A Actual[2]	$1,000.00	$1,041.90	$3.81

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,021.48	$3.77

Class B Actual[2]	$1,000.00	$1,037.80	$7.65

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,017.69	$7.58

Class C Actual[2]	$1,000.00	$1,037.70	$7.65

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,017.69	$7.58

Class R Actual[2]	$1,000.00	$1,040.90	$5.09

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,020.21	$5.04

Class Y Actual[2]	$1,000.00	$1,043.20	$2.52

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,022.74	$2.50

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.74%, 1.49%, 1.49%, 0.99%, and 0.49% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended October 31, 2007 of 4.19%, 3.78%, 3.77%, 4.09%, and 4.32% for Class A, Class B, Class C, Class R, and Class Y, respectively.
Small Cap Index Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[3] (5/01/07 to
	Value (5/01/07)	Value (10/31/07)	10/31/07)
Class A Actual[4]	$1,000.00	$1,019.70	$4.17

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,021.07	$4.18

Class B Actual[4]	$1,000.00	$1,015.90	$7.98

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,017.29	$7.98

Class C Actual[4]	$1,000.00	$1,016.40	$7.98

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,017.29	$7.98

Class R Actual[4]	$1,000.00	$1,018.40	$5.49

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,019.76	$5.50

Class Y Actual[4]	$1,000.00	$1,021.00	$2.90

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,022.33	$2.91

[3]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.82%, 1.57%, 1.57%, 1.08%, and 0.57% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[4]	Based on the actual returns for the six-month period ended October 31, 2007 of 1.97%, 1.59%, 1.64%, 1.84%, and 2.10% for Class A, Class B, Class C, Class R, and Class Y, respectively.
First American Funds  2007 Annual Report       9

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Directors
First American Investment Funds, Inc.
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Equity Index, Mid Cap Index, and Small Cap Index funds (series of First American Investment Funds, Inc.) (the “funds”) as of October 31, 2007, and the related statements of operations, changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the funds listed above of First American Investment Funds, Inc. at October 31, 2007, the results of their operations, changes in their net assets, and their financial highlights for the periods indicated therein in conformity with U.S. generally accepted accounting principles.
Minneapolis, Minnesota
December 19, 2007
10      First American Funds  2007 Annual Report

Schedule of  Investments    October 31, 2007, all dollars are rounded to thousands (000)

Equity Index Fund
DESCRIPTION	SHARES	VALUE

Common Stocks – 99.5%
Consumer Discretionary – 9.0%
Abercrombie & Fitch, Class A (a)	12,558	$995
Amazon.com (a) (b)	44,612	3,977
Apollo Group, Class A (a) (b)	20,735	1,643
Autonation (a) (b)	23,956	424
Autozone (a) (b)	7,711	959
Bed Bath & Beyond (b)	42,507	1,443
Best Buy (a)	59,004	2,863
Big Lots (a) (b)	16,310	391
Black & Decker (a)	9,408	846
Brunswick (a)	13,279	296
Carnival (a)	61,090	2,931
CBS, Class B (a)	110,291	3,165
Centex	18,278	458
Circuit City Stores	24,406	194
Clear Channel Communications	66,765	2,522
Coach (b)	53,839	1,968
Comcast, Class A (a) (b)	451,177	9,497
D.R. Horton	39,576	502
Darden Restaurants	19,126	822
Dillard’s, Class A (a)	8,726	201
DIRECTV Group (b)	111,262	2,946
Dow Jones & Company	9,431	564
E.W. Scripps, Class A (a)	10,871	489
Eastman Kodak	40,327	1,156
Expedia (b)	29,583	966
Family Dollar Stores (a)	22,025	558
Ford Motor (a) (b)	297,824	2,642
Fortune Brands	20,313	1,702
Gannett (a)	34,042	1,444
Gap (a)	77,973	1,474
General Motors (a)	82,160	3,220
Genuine Parts (a)	24,606	1,207
Goodyear Tire & Rubber (a) (b)	29,788	898
H&R Block (a)	47,484	1,035
Harley-Davidson (a)	36,381	1,874
Harman International Industries	8,850	745
Harrah’s Entertainment (a)	26,922	2,376
Hasbro	22,421	669
Home Depot (a)	218,031	6,870
IAC/ InterActiveCorp (a) (b)	31,532	929
International Game Technology (a)	47,671	2,079
Interpublic Group of Companies (a) (b)	59,333	614
J.C. Penney (a)	32,215	1,812
Johnson Controls	85,419	3,735
Jones Apparel Group (a)	16,698	350
KB HOME	11,106	307
Kohl’s (a) (b)	43,758	2,405
Leggett & Platt (a)	26,139	508
Lennar	20,194	461
Limited Brands (a)	49,408	1,087
Liz Claiborne (a)	15,171	432
Lowe’s (a)	219,642	5,906
Macy’s	66,329	2,124
Marriott International, Class A (a)	46,545	1,913
Mattel (a)	57,491	1,201
McDonald’s	172,291	10,286
McGraw-Hill (a)	54,772	2,741
New York Times, Class A (a)	20,546	402
Newell Rubbermaid (a)	38,557	1,124
News	336,133	7,284
Nike, Class B (a)	53,815	3,566
Nordstrom (a)	28,650	1,130
Office Depot (a) (b)	39,901	749
Officemax (a)	9,922	314
Omnicom Group (a)	51,589	2,630
Polo Ralph Lauren (a)	8,844	$608
Pulte Homes (a)	30,763	457
RadioShack (a)	19,954	411
Sears (a) (b)	11,598	1,563
Sherwin-Williams (a)	17,473	1,117
Snap-On	8,307	415
Stanley Works (a)	11,497	662
Staples	103,748	2,421
Starbucks (a) (b)	107,224	2,861
Starwood Hotels & Resorts Worldwide (a)	30,168	1,715
Target	122,613	7,524
Tiffany & Company	21,105	1,143
Time Warner (a)	546,289	9,975
TJX	61,801	1,788
Tribune	12,196	369
VF	12,436	1,084
Viacom, Class B (a) (b)	102,914	4,249
Walt Disney (a)	283,761	9,827
Wendy’s International	12,592	438
Whirlpool (a)	11,121	881
Wyndham Worldwide	29,358	964
Yum! Brands	77,818	3,134

		178,627

Consumer Staples – 9.5%
Altria Group (a)	303,523	22,136
Anheuser-Busch	110,085	5,645
Archer-Daniels-Midland	93,304	3,338
Avon Products (a)	67,813	2,779
Brown-Forman, Class B	10,972	812
Campbell Soup	25,692	950
Clorox	21,308	1,333
Coca-Cola Enterprises (a)	31,901	823
Coca-Cola	293,262	18,112
Colgate-Palmolive (a)	73,401	5,598
ConAgra Foods	75,441	1,790
Constellation Brands, Class A (a) (b)	27,356	687
Costco Wholesale (a)	65,558	4,409
CVS	219,365	9,163
Dean Foods (a)	18,760	521
Estee Lauder, Class A (a)	10,727	471
General Mills	46,309	2,673
H.J. Heinz	47,511	2,223
Hershey Foods (a)	25,795	1,112
Kellogg	36,532	1,929
Kimberly-Clark	61,554	4,364
Kraft Foods, Class A	223,548	7,469
Kroger (a)	102,681	3,018
McCormick	19,027	666
Molson Coors Brewing	13,666	782
Pepsi Bottling (a)	19,623	845
PepsiCo	238,400	17,575
Procter & Gamble	453,089	31,499
Reynolds American (a)	24,705	1,592
Safeway	63,588	2,162
Sara Lee	107,835	1,784
SUPERVALU	29,990	1,162
Sysco	94,213	3,231
Tyson Foods, Class A	35,820	566
UST (a)	23,204	1,237
Walgreen	143,349	5,684
Wal-Mart Stores	347,627	15,716
Whole Foods Market (a)	20,401	1,011
Wrigley, William Jr. (a)	29,158	1,798

		188,665

First American Funds  2007 Annual Report       11

Schedule of  Investments    October 31, 2007, all dollars are rounded to thousands (000)

Equity Index Fund (continued)
DESCRIPTION	SHARES	VALUE

Energy – 11.7%
Anadarko Petroleum	68,472	$4,041
Apache	47,420	4,923
Baker Hughes	48,747	4,227
BJ Services (a)	42,699	1,075
Chesapeake Energy (a)	59,090	2,333
Chevron (a)	310,160	28,383
ConocoPhillips	236,262	20,073
Consol Energy	26,405	1,492
Devon Energy	65,622	6,129
El Paso (a)	101,053	1,785
ENSCO International (a)	21,036	1,167
EOG Resources (a)	34,611	3,066
Exxon Mobil	810,010	74,513
Halliburton	135,754	5,351
Hess (a)	39,376	2,820
Marathon Oil (a)	100,771	5,959
Murphy Oil	25,339	1,866
Nabors Industries (a) (b)	42,034	1,180
National-Oilwell Varco (a) (b)	51,068	3,740
Noble Energy	13,300	1,018
Noble	39,866	2,111
Occidental Petroleum	119,131	8,226
Peabody Energy	38,454	2,144
Rowan (a)	15,719	613
Schlumberger (a)	166,622	16,091
Smith International (a)	28,309	1,870
Spectra Energy (a)	85,476	2,221
Sunoco	17,527	1,290
Tesoro (a)	19,841	1,201
Transocean (a) (b)	41,584	4,964
Valero Energy	79,226	5,580
Weatherford International (b)	48,714	3,162
Williams	86,423	3,153
XTO Energy	55,325	3,672

		231,439

Financials – 19.2%
ACE	44,105	2,673
AFLAC (a)	70,970	4,455
Allstate (a)	87,656	4,593
Ambac Financial Group	15,509	571
American Capital Strategies (a)	25,478	1,106
American Express	175,895	10,721
American International Group	370,750	23,402
Ameriprise Financial	33,191	2,090
AON	46,322	2,099
Apartment Investment & Management – REIT (a)	14,017	655
Assurant	14,320	837
Avalonbay Communities – REIT (a)	11,493	1,410
Bank of America	640,423	30,920
Bank Of New York Mellon (a)	164,279	8,025
BB&T (a)	76,759	2,838
Bear Stearns (a)	17,179	1,952
Boston Properties – REIT (a)	17,173	1,861
Capital One Financial	59,985	3,934
CB Richard Ellis Group (a) (b)	27,059	660
Charles Schwab	133,480	3,102
Chubb	51,649	2,755
Cincinnati Financial	22,343	889
CIT Group (a)	28,696	1,011
Citigroup	723,157	30,300
CME Group	7,069	4,710
Comerica (a)	23,547	1,099
Commerce Bancorp (a)	26,165	1,066
Countrywide Financial	85,066	1,320
Developers Diversified Realty – REIT (a)	18,031	909
Discover Financial Services	70,961	1,370
E*TRADE Financial (a) (b)	61,138	$681
Equity Residential Properties Trust – REIT (a)	41,980	1,754
Fannie Mae	136,892	7,808
Federated Investors, Class B	11,897	512
Fifth Third Bancorp (a)	78,500	2,455
First Horizon National (a)	17,763	463
Franklin Resources (a)	23,776	3,083
Freddie Mac	96,613	5,046
General Growth Properties – REIT (a)	35,368	1,923
Genworth Financial, Class A (a)	63,884	1,744
Goldman Sachs Group	58,947	14,614
Hartford Financial Services Group (a)	40,685	3,948
Host Hotels & Resorts – REIT (a)	75,639	1,676
Hudson City Bancorp	68,025	1,065
Huntington Bancshares (a)	52,722	944
IntercontinentalExchange (a) (b)	10,047	1,790
JPMorgan Chase	502,564	23,621
Janus Capital Group (a)	25,308	873
KeyCorp (a)	57,939	1,648
Kimco Realty – REIT (a)	36,530	1,517
Legg Mason	17,721	1,470
Lehman Brothers Holdings (a)	76,620	4,853
Leucadia National	23,755	1,203
Lincoln National	43,079	2,687
Loew’s	64,325	3,158
M&T Bank (a)	11,354	1,129
Marsh & McLennan (a)	74,356	1,925
Marshall & Ilsley (a)	37,393	1,597
MBIA (a)	19,093	822
Merrill Lynch	125,668	8,297
MetLife	107,590	7,408
MGIC Investment	14,465	280
Moody’s (a)	32,085	1,403
Morgan Stanley (a)	153,632	10,333
National City (a)	83,090	2,015
Northern Trust	26,187	1,970
NYSE Euronext (a)	38,133	3,580
Plum Creek Timber – REIT (a)	26,383	1,179
PNC Financial Services (a)	49,776	3,592
Principal Financial Group	43,585	2,949
Progressive (a)	114,543	2,119
Prologis – REIT (a)	37,030	2,657
Prudential Financial (a)	67,480	6,527
Public Storage – REIT (a)	17,705	1,434
Regions Financial (a)	104,435	2,832
SAFECO	18,030	1,044
Simon Property Group – REIT (a)	32,238	3,356
SLM	59,025	2,784
Sovereign Bancorp	53,740	775
State Street (a)	57,558	4,591
SunTrust Banks	48,271	3,504
Synovus Financial	41,706	1,099
T. Rowe Price Group (a)	35,295	2,267
Torchmark	14,816	965
Travelers	97,221	5,076
U.S. Bancorp (a) (c)	258,248	8,563
UnumProvident (a)	48,751	1,138
Vornado Realty Trust – REIT (a)	18,848	2,106
Wachovia (a)	276,120	12,627
Washington Mutual	132,966	3,707
Wells Fargo	472,729	16,078
XL Capital Limited, Class A (a)	26,834	1,931
Zions Bancorporation	12,033	711

		380,239

Healthcare – 11.5%
Abbott Laboratories	221,884	12,119
Aetna	74,065	4,160
12      First American Funds  2007 Annual Report

Equity Index Fund (continued)
DESCRIPTION	SHARES	VALUE

Allergan (a)	44,377	$2,999
AmerisourceBergen	26,001	1,225
Amgen (a) (b)	156,831	9,113
Applied Biosystems Group – Applera (a)	28,247	1,049
Barr Pharmaceuticals (b)	15,838	908
Baxter International (a)	94,022	5,642
Becton, Dickinson & Company (a)	35,940	3,000
Biogen IDEC (a) (b)	40,262	2,997
Boston Scientific (a) (b)	173,711	2,409
Bristol-Myers Squibb	284,016	8,518
C.R. Bard (a)	14,786	1,236
Cardinal Health	54,288	3,693
Celgene (a) (b)	54,823	3,618
CIGNA (a)	41,533	2,180
Coventry Health Care (b)	22,636	1,365
Covidien (b)	71,290	2,966
Eli Lilly (a)	143,006	7,744
Express Scripts (b)	37,211	2,348
Forest Laboratories, Class A (b)	45,870	1,792
Genzyme (a) (b)	37,509	2,850
Gilead Sciences (b)	134,763	6,225
Hospira (b)	23,478	970
Humana (a) (b)	23,426	1,756
IMS Health	28,319	714
Johnson & Johnson	418,009	27,242
King Pharmaceuticals (a) (b)	35,117	372
Laboratory Corporation of America (a) (b)	16,972	1,167
Manor Care (a)	10,601	706
McKesson HBOC	43,189	2,855
Medco Health Solutions (a) (b)	39,217	3,701
Medtronic (a)	169,055	8,020
Merck	311,063	18,123
Millipore (a) (b)	6,959	540
Mylan Laboratories (a)	30,496	459
Patterson Companies (a) (b)	19,678	770
PerkinElmer	19,194	528
Pfizer	1,012,821	24,925
Quest Diagnostics (a)	22,640	1,204
Schering-Plough	219,316	6,693
St. Jude Medical (a) (b)	48,824	1,989
Stryker (a)	41,376	2,938
Tenet Healthcare (a) (b)	66,906	235
Thermo Fisher Scientific (a) (b)	57,896	3,405
UnitedHealth Group	188,262	9,253
Varian Medical Systems (a) (b)	18,396	897
Watson Pharmaceuticals (a) (b)	15,674	479
WellPoint (b)	87,452	6,929
Wyeth	194,123	9,440
Zimmer Holdings (b)	35,360	2,457

		228,923

Industrials – 11.4%
3M	103,935	8,976
Allied Waste Industries (a) (b)	29,788	377
American Standard (a) (b)	25,398	947
Avery Dennison (a)	15,433	894
Boeing	116,318	11,468
Burlington Northern Santa Fe (a)	48,380	4,216
C.H. Robinson Worldwide (a)	24,701	1,233
Caterpillar (a)	93,372	6,966
Cintas (a)	19,591	717
Cooper Industries, Class A (a)	26,447	1,386
CSX	62,853	2,814
Cummins	15,047	1,805
Danaher (a)	33,552	2,874
Deere & Company (a)	32,467	5,029
Dover	23,432	1,078
Eaton	20,946	1,939
Emerson Electric (a)	116,841	$6,107
Equifax	18,348	706
Expeditors International of Washington (a)	26,026	1,318
FedEx (a)	43,497	4,495
Fluor	11,280	1,782
General Dynamics	55,192	5,020
General Electric	1,474,978	60,710
Goodrich	17,142	1,194
Honeywell International	112,522	6,797
Illinois Tool Works (a)	57,833	3,312
Ingersoll-Rand, Class A	44,749	2,253
ITT	26,068	1,744
Jacobs Engineering Group (a) (b)	17,366	1,513
L-3 Communications Holdings	18,030	1,977
Lockheed Martin (a)	50,459	5,553
Masco (a)	54,507	1,313
Monster Worldwide (a) (b)	18,279	742
Norfolk Southern	58,768	3,035
Northrop Grumman (a)	50,480	4,221
Paccar	54,075	3,004
Pall	17,885	717
Parker Hannifin (a)	24,931	2,004
Pitney Bowes (a)	24,883	996
Precision Castparts (a)	19,741	2,957
R.R. Donnelley & Sons	30,737	1,238
Raytheon (a)	62,821	3,996
Robert Half International (a)	24,419	735
Rockwell Automation	24,035	1,656
Rockwell Collins	25,293	1,892
Ryder System (a)	8,968	429
Southwest Airlines (a)	114,208	1,623
Terex (b)	14,594	1,083
Textron	37,955	2,627
Tyco International	71,290	2,935
Union Pacific	37,868	4,849
United Parcel Service, Class B	153,032	11,493
United Technologies	142,847	10,941
W.W. Grainger (a)	10,929	983
Waste Management (a)	75,182	2,736

		225,405

Information Technology – 17.0%
Adobe Systems (b)	85,541	4,097
Advanced Micro Devices (a) (b)	79,656	1,042
Affiliated Computer Services, Class A (b)	14,310	725
Agilent Technologies (a) (b)	61,150	2,253
Akamai Technologies (a) (b)	23,984	940
Altera	51,419	1,009
Analog Devices	47,204	1,579
Apple (b)	124,822	23,710
Applied Materials	199,434	3,873
Autodesk (a) (b)	32,634	1,596
Automatic Data Processing	83,218	4,124
BMC Software (b)	29,434	996
Broadcom, Class A (a) (b)	67,940	2,211
CA (a)	59,390	1,571
Ciena (a) (b)	12,329	590
Cisco Systems (b)	873,800	28,888
Citrix Systems (b)	26,073	1,121
Cognizant Technology Solutions, Class A (b)	41,490	1,720
Computer Sciences (b)	24,248	1,416
Compuware (a) (b)	43,887	439
Convergys (b)	20,008	367
Corning (a)	226,972	5,509
Dell (b)	334,760	10,244
eBay (a) (b)	163,749	5,911
Electronic Arts (b)	43,961	2,687
Electronic Data Systems (a)	68,677	1,483
First American Funds  2007 Annual Report       13

Schedule of  Investments    October 31, 2007, all dollars are rounded to thousands (000)

Equity Index Fund (continued)
DESCRIPTION	SHARES	VALUE

EMC (a) (b)	302,832	$7,689
Fidelity National Information Services (a)	23,608	1,089
Fiserv (a) (b)	26,554	1,471
Google, Class A (a) (b)	32,899	23,260
Hewlett-Packard	377,937	19,532
IBM	197,134	22,891
Intel	830,363	22,337
Intuit (a) (b)	50,315	1,619
Jabil Circuit	25,862	562
JDS Uniphase (b)	30,494	465
Juniper Networks (a) (b)	74,457	2,680
KLA-Tencor (a)	27,327	1,439
Lexmark International Group, Class A (a) (b)	13,648	573
Linear Technology (a)	32,037	1,058
LSI Logic (a) (b)	110,820	731
MEMC Electronic Materials (a) (b)	32,201	2,358
Microchip Technology	31,492	1,045
Micron Technology (a) (b)	109,618	1,152
Microsoft	1,191,964	43,876
Molex	20,465	584
Motorola	334,028	6,276
National Semiconductor (a)	34,693	872
Network Appliance (b)	52,847	1,664
Novell (b)	54,847	415
Novellus Systems (a) (b)	19,037	541
NVIDIA (a) (b)	79,485	2,812
Oracle (b)	570,033	12,638
Paychex	47,360	1,979
QLogic (a) (b)	22,977	357
QUALCOMM	240,328	10,269
SanDisk (a) (b)	32,918	1,462
Seagate Technology, Escrow Shares (b) (d)	44,886	—
Sun Microsystems (a) (b)	515,230	2,942
Symantec (a) (b)	130,028	2,442
Tektronix	11,975	453
Tellabs (a) (b)	65,265	575
Teradata (a) (b)	26,058	743
Teradyne (a) (b)	27,565	340
Texas Instruments	211,031	6,880
Tyco Electronics	71,290	2,543
Unisys (a) (b)	46,602	283
VeriSign (a) (b)	35,315	1,204
Waters (b)	15,891	1,223
Western Union	111,607	2,460
Xerox (b)	135,993	2,372
Xilinx	49,570	1,209
Yahoo! (a) (b)	195,110	6,068

		337,534

Materials – 3.3%
Air Products and Chemicals	32,283	3,159
Alcoa	125,633	4,974
Allegheny Technologies (a)	14,804	1,513
Ashland	10,388	610
Ball (a)	14,733	731
Bemis (a)	15,002	422
Dow Chemical (a)	139,187	6,269
E.I. Du Pont de Nemours	130,762	6,474
Eastman Chemical (a)	10,483	698
Ecolab (a)	26,237	1,238
Freeport-McMoRan Copper & Gold (a)	55,285	6,506
Hercules (a)	15,474	291
International Flavors & Fragrances (a)	9,938	519
International Paper (a)	62,857	2,323
MeadWestvaco	25,801	868
Monsanto (a)	78,435	7,658
Newmont Mining (a)	64,850	3,298
Nucor (a)	43,540	2,700
Pactiv (b)	21,521	$591
PPG Industries	24,020	1,795
Praxair	46,810	4,001
Rohm & Haas	20,515	1,064
Sealed Air (a)	23,281	580
Sigma-Aldrich	19,077	986
Temple-Inland (a)	15,529	833
Titanium Metals (a) (b)	12,080	425
United States Steel	17,121	1,847
Vulcan Materials (a)	14,543	1,244
Weyerhaeuser	31,874	2,420

		66,037

Telecommunication Services – 3.6%
ALLTEL	51,170	3,641
AT&T	889,764	37,183
CenturyTel (a)	15,805	696
Citizens Communications	49,441	651
Embarq (a)	21,645	1,146
Qwest Communications International (a) (b)	231,391	1,661
Sprint (a)	417,586	7,141
Verizon Communications	416,062	19,168
Windstream	68,496	921

		72,208
Utilities – 3.3%
AES (b)	96,834	2,073
Allegheny Energy (b)	23,926	1,451
Ameren (a)	27,088	1,465
American Electric Power	55,676	2,684
Centerpoint Energy (a)	45,908	770
CMS Energy	32,525	552
Consolidated Edison	32,659	1,538
Constellation Energy	26,074	2,469
Dominion Resources	41,671	3,818
DTE Energy (a)	23,335	1,158
Duke Energy	181,850	3,486
Dynegy, Class A (b)	71,774	661
Edison International	45,906	2,670
Entergy	33,095	3,967
Exelon	96,853	8,018
FirstEnergy	46,745	3,258
FPL Group (a)	58,464	4,000
Integrys Energy Group	5,111	275
Nicor (a)	6,502	281
NiSource	39,573	809
PG&E (a)	55,197	2,701
Pinnacle West Capital	14,473	585
PPL	55,574	2,873
Progress Energy (a)	34,784	1,670
Public Service Enterprise Group (a)	36,478	3,487
Questar (a)	24,882	1,420
Sempra Energy	38,071	2,342
Southern	104,753	3,840
TECO Energy (a)	30,261	509
Xcel Energy (a)	59,040	1,331

		66,161

Total Common Stocks (Cost $1,079,456)		1,975,238

Short-Term Investments – 0.5%
Money Market Fund – 0.4%
First American Prime Obligations Fund, Class Z (c)	7,443,702	7,444

14      First American Funds  2007 Annual Report

Equity Index Fund (concluded)
DESCRIPTION	SHARES/PAR	VALUE

U.S. Treasury Obligation – 0.1%
U.S. Treasury Bill
3.813%, 01/24/2008 (e)	$2,900	$2,874

Total Short-Term Investments (Cost $10,312)		10,318

Investment Purchased with Proceeds from Securities Lending – 21.7%
Mount Vernon Securities Lending Prime Portfolio (f)
(Cost $432,259)	432,258,520	432,259

Total Investments – 121.7%
(Cost $1,522,027)		2,417,815

Other Assets and Liabilities, Net – (21.7)%		(431,692)

Total Net Assets – 100.0%		$1,986,123

(a)	This security or a portion of this security is out on loan at October 31, 2007. Total loaned securities had a value of $424,260 at October 31, 2007. See note 2 in Notes to Financial Statements.

(b)	Non-income producing security.

(c)	Investment in affiliated security. As of October 31, 2007, the market value of these investments was $16,007 or 0.8% of total net assets. See notes 3 and 4 in Notes to Financial Statements.

(d)	Security is fair valued and illiquid. As of October 31, 2007, the value of this investment was $0 or 0.0% of total net assets. See note 2 in Notes to Financial Statements.

(e)	Security has been deposited as initial margin on open futures contracts. Yield shown is effective yield as of October 31, 2007. See note 2 in Notes to Financial Statements.

(f)	The fund may loan securities representing up to one third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.

REIT –	Real Estate Investment Trust
Schedule of Open Futures Contracts

	Number of	Notional
	Contracts	Contract	Settlement	Unrealized
Description	Purchased	Value	Month	Appreciation

S&P 500 Futures	25	$9,718	December 2007	$145

Mid Cap Index Fund
DESCRIPTION	SHARES	VALUE

Common Stocks – 92.5%
Consumer Discretionary – 12.5%
99 Cents Only Stores (a) (b)	14,937	$161
Advanced Auto Parts	29,417	1,004
Aeropostale (a) (b)	21,590	494
American Eagle Outfitters	60,190	1,431
American Greetings, Class A (a)	16,365	431
AnnTaylor Stores (b)	18,549	575
Applebee’s International	20,980	532
ArvinMeritor (a)	20,242	300
Barnes & Noble	15,118	584
Belo, Class A (a)	24,597	455
BLYTH	7,766	148
Bob Evans Farms	10,422	294
Borders Group (a)	17,473	269
BorgWarner (a)	16,116	1,704
Boyd Gaming	15,721	658
Brinker International	29,579	751
Callaway Golf (a)	18,739	325
CarMax (a) (b)	60,512	1,263
CBRL Group (a)	6,779	271
Charming Shoppes (a) (b)	33,621	250
Cheesecake Factory (a) (b)	21,710	487
Chico’s FAS (a) (b)	49,168	646
Chipotle Mexican Grill, Class A (a) (b)	9,236	1,284
Coldwater Creek (a) (b)	17,105	153
Collective Brands (a) (b)	18,409	340
Corinthian Colleges (a) (b)	23,694	388
DeVry (a)	16,714	914
Dick’s Sporting Goods (b)	23,226	775
Dollar Tree Stores (b)	26,379	1,010
Entercom Communications (a)	7,823	145
Foot Locker	43,603	649
Furniture Brands International (a)	13,964	168
Gamestop, Class A (b)	44,544	2,638
Gentex (a)	41,234	857
Getty Images (b)	13,131	371
Guess?	15,244	783
Hanesbrands (b)	26,856	834
Harte-Hanks	13,972	246
Hovnanian Enterprises, Class A (a) (b)	10,218	116
International Speedway, Class A	8,746	389
John Wiley & Sons, Class A	11,658	513
Lamar Advertising, Class A (a)	22,097	1,181
Lear (a) (b)	21,590	767
Lee Enterprises (a)	13,128	211
Life Time Fitness (a) (b)	8,868	538
M.D.C. Holdings	9,758	395
Matthews International, Class A	8,767	400
Media General, Class A	6,910	193
Modine Manufacturing	9,595	223
Mohawk Industries (a) (b)	15,196	1,297
Netflix (a) (b)	13,684	362
NVR (a) (b)	1,524	725
O’Reilly Automotive (b)	31,252	1,032
Pacific Sunwear of California (a) (b)	19,404	324
PetSmart (a)	38,740	1,160
Phillips Van-Heusen (a)	15,554	744
Regis	12,978	436
Rent-A-Center (a) (b)	19,825	317
Ross Stores	38,369	1,037
Ruby Tuesday (a)	14,473	231
Ryland Group (a)	12,281	349
Saks (a)	38,692	819
Scholastic (b)	7,155	283
Scientific Games, Class A (a) (b)	18,236	659
Strayer Education	3,540	660
First American Funds  2007 Annual Report       15

Schedule of  Investments    October 31, 2007, all dollars are rounded to thousands (000)

Mid Cap Index Fund (continued)
DESCRIPTION	SHARES	VALUE

Thor Industries (a)	9,951	$478
Timberland, Class A (a) (b)	14,075	275
Toll Brothers (a) (b)	35,560	815
Travelcenters Fractional Shares (b) (c)	0.70	—
Tupperware (a)	16,184	584
Urban Outfitters (a) (b)	31,471	795
Valassis Communications (a) (b)	13,606	134
Warnaco Group, Class A (b)	12,960	527
Washington Post, Class B (a)	1,554	1,319
Williams-Sonoma (a)	24,969	785

		45,661

Consumer Staples – 2.9%
Alberto-Culver	23,583	613
BJ’s Wholesale Club (a) (b)	18,181	652
Church & Dwight (a)	17,852	845
Corn Products International	20,979	892
Energizer Holdings (a) (b)	16,254	1,695
Hansen Natural (b)	16,946	1,152
Hormel Foods	20,385	744
JM Smucker (a)	16,455	879
Lancaster Colony	6,633	266
NBTY (b)	15,895	566
PepsiAmericas	16,984	607
Ruddick (a)	9,529	324
Smithfield Foods (b)	31,134	893
Tootsie Roll Industries	7,623	196
Universal (a)	6,537	319

		10,643

Energy – 8.6%
Arch Coal (a)	40,466	1,659
Bill Barrett (a) (b)	9,298	435
Cameron International (a) (b)	31,308	3,048
Cimarex Energy	22,548	914
Denbury Resources (b)	33,814	1,914
Encore Acquisition (a) (b)	11,792	433
Exterran Holdings (a) (b)	17,911	1,508
FMC Technologies (b)	36,023	2,184
Forest Oil (a) (b)	24,640	1,197
Frontier Oil	29,694	1,360
Grant Prideco (a) (b)	36,638	1,801
Helmerich & Payne	29,128	921
Newfield Exploration (b)	36,311	1,955
Overseas Shipholding Group	7,960	592
Patterson-UTI Energy (a)	43,407	866
Pioneer Natural Resources (a)	35,019	1,787
Plains Exploration & Production (a) (b)	21,268	1,084
Pogo Producing	16,237	967
Pride International (a) (b)	45,772	1,689
Quicksilver Resources (a) (b)	15,551	886
Southwestern Energy (b)	47,830	2,474
Superior Energy Services (a) (b)	20,721	768
Tidewater (a)	16,407	897

		31,339

Financials – 13.5%
AMB Property – REIT (a)	27,983	1,829
American Financial Group	19,366	579
AmeriCredit (a) (b)	33,172	468
Arthur J. Gallagher	27,367	728
Associated Banc-Corp	37,158	1,072
Astoria Financial (a)	23,032	599
Bank of Hawaii	14,737	783
Brown & Brown	31,715	799
Cathay General Bancorp (a)	11,534	357
City National (a)	11,920	806
Colonial BancGroup (a)	42,838	822
Commerce Group	9,108	$332
Cousins Properties (a)	12,354	356
Cullen/ Frost Bankers	14,476	770
Duke Realty – REIT	39,962	1,285
Eaton Vance (a)	35,664	1,784
Equity One (a)	10,429	273
Everest Re Group (a)	18,236	1,943
Fidelity National Title Group (a)	61,713	950
First American	26,333	793
First Community Bancorp	6,205	302
First Niagara Financial Group (a)	23,590	311
FirstMerit (a)	23,865	506
GATX (a)	14,408	590
Hanover Insurance Group	14,519	669
HCC Insurance Holdings	31,989	956
Highwoods Properties – REIT (a)	15,851	570
Horace Mann Educators	12,084	250
Hospitality Properties Trust – REIT (a)	25,603	1,014
IndyMac Bancorp (a)	19,601	263
Jefferies Group (a)	31,368	838
Jones Lang LaSalle (a)	10,507	1,002
Liberty Property Trust – REIT	25,151	946
Macerich – REIT (a)	19,799	1,697
Mack-Cali Realty – REIT	18,934	750
Mercury General	10,017	514
MoneyGram International (a)	23,210	370
Nationwide Health Properties – REIT (a)	25,094	783
New York Community Bancorp (a)	86,950	1,618
Nuveen Investments, Class A	22,083	1,431
Old Republic International	64,385	987
PMI Group (a)	24,224	388
Potlatch – REIT (a)	10,835	516
Protective Life	19,578	839
Radian Group (a)	22,517	284
Raymond James Financial (a)	26,392	983
Rayonier – REIT	22,067	1,066
Regency Centers – REIT (a)	18,704	1,337
SEI Investments	35,280	1,116
StanCorp Financial Group	15,269	842
SVB Financial (a) (b)	11,013	570
TCF Financial (a)	31,153	709
UDR – REIT (a)	37,698	895
Unitrin	14,565	675
W.R. Berkley	48,176	1,450
Waddell & Reed Financial, Class A (a)	23,765	789
Washington Federal	25,750	622
Webster Financial	15,937	578
Weingarten Realty Investors – REIT (a)	23,119	885
Westamerica Bancorporation (a)	8,328	400
Wilmington Trust	19,162	697

		49,336

Healthcare – 11.4%
Advanced Medical Optics (a) (b)	16,933	465
Affymetrix (a) (b)	18,926	482
Apria Healthcare Group (b)	12,284	297
Beckman Coulter	17,380	1,231
Cephalon (a) (b)	18,727	1,381
Cerner (a) (b)	18,378	1,095
Charles River Laboratories International (a) (b)	19,157	1,111
Community Health Systems (a) (b)	26,805	883
Covance (b)	18,421	1,520
DENTSPLY International	43,143	1,789
Edwards Lifesciences (a) (b)	16,388	823
Endo Pharmaceuticals (b)	37,791	1,107
Gen-Probe (b)	14,481	1,014
Health Management Associates, Class A	67,908	449
Health Net (b)	30,835	1,653
16      First American Funds  2007 Annual Report

Mid Cap Index Fund (continued)
DESCRIPTION	SHARES	VALUE

Henry Schein (b)	24,681	$1,478
Hillenbrand Industries	17,174	948
Hologic (b)	32,002	2,174
Intuitive Surgical (a) (b)	10,572	3,456
Invitrogen (a) (b)	13,492	1,226
Kindred Healthcare (a) (b)	8,841	188
Kyphon (b)	12,722	902
Lifepoint Hospitals (a) (b)	16,310	498
Lincare Holdings (a) (b)	23,532	818
Medicis Pharmaceutical, Class A (a)	14,528	431
Millennium Pharmaceuticals (a) (b)	88,528	1,046
Mine Safety Appliances	7,420	340
Omnicare (a)	34,472	1,017
Par Pharmaceutical Companies (b)	10,085	186
PDL BioPharma (a) (b)	32,169	682
Perrigo (a)	21,788	516
Pharmaceutical Product Development (a)	29,263	1,236
Psychiatric Solutions (a) (b)	14,850	588
Resmed (a) (b)	21,315	883
Sepracor (a) (b)	29,741	819
Service Corporation International	40,062	580
STERIS (a)	18,156	527
Techne (a) (b)	10,631	693
Universal Health Services	14,950	729
Valeant Pharmaceuticals International (a) (b)	25,761	375
Varian (b)	8,928	660
VCA Antech (a) (b)	23,048	1,061
Ventana Medical Systems (b)	8,770	772
Vertex Pharmaceuticals (b)	36,723	1,188
WellCare Group (b)	11,652	282

		41,599

Industrials – 14.2%
AGCO (a) (b)	25,861	1,543
AirTran Holdings (a) (b)	25,469	265
Alaska Air Group (b)	11,154	283
Alexander & Baldwin	12,067	632
Alliant Techsystems (a) (b)	9,409	1,039
AMETEK	30,076	1,414
Avis Budget Group (b)	29,064	607
Brinks	12,630	791
Career Education (a) (b)	26,596	951
Carlisle Companies (a)	16,810	663
ChoicePoint (a) (b)	21,657	852
Con-way	12,692	541
Copart (b)	20,199	775
Corporate Executive Board (a)	10,892	776
Crane	14,242	676
Deluxe (a)	14,464	583
Donaldson	19,453	834
DRS Technologies (a)	11,516	661
Dun & Bradstreet	16,310	1,580
Dycom Industries (b)	11,813	334
Fastenal (a)	35,368	1,573
Federal Signal	13,432	180
Flowserve	15,759	1,244
Graco (a)	18,383	724
Granite Construction (a)	9,619	412
Harsco	23,359	1,416
Herman Miller (a)	17,226	469
HNI (a)	13,420	582
Hubbell, Class B	16,809	925
IDEX	22,324	791
ITT Educational Services (b)	8,665	1,102
J.B. Hunt Transport Services (a)	26,133	724
JetBlue Airways (a) (b)	49,861	455
Joy Global (a)	30,261	1,757
KBR (b)	46,785	2,006
Kelly Services, Class A	5,671	$119
Kennametal	11,019	1,005
Korn/ Ferry International (b)	12,602	241
Lincoln Electric Holdings	12,099	874
Manpower	24,537	1,834
MSC Industrial Direct, Class A	13,169	641
Navigant Consulting (a) (b)	11,767	155
Nordson	9,512	509
Oshkosh Truck (a)	20,613	1,117
Pentair (a)	28,015	991
Quanta Services (a) (b)	47,391	1,564
Republic Services	45,505	1,556
Rollins	7,993	243
Roper Industries (a)	24,513	1,736
Sequa, Class A (b)	2,049	356
Sotheby’s Holdings, Class A (a)	18,350	994
SPX	16,255	1,647
Stericycle (b)	24,286	1,417
Teleflex (a)	11,493	841
Thomas & Betts (b)	14,309	801
Timken (a)	26,419	879
Trinity Industries (a)	22,715	821
United Rentals (a) (b)	20,455	699
Werner Enterprises (a)	13,571	258
YRC Worldwide (a) (b)	16,631	409

		51,867

Information Technology – 14.2%
3Com (b)	111,892	546
ACI Worldwide (b)	10,379	237
Activision (a) (b)	79,076	1,870
Acxiom	19,012	250
ADC Telecommunications (b)	32,773	613
ADTRAN	17,072	411
Advent Software (a) (b)	5,737	317
Alliance Data Systems (b)	22,049	1,773
Amphenol, Class A (a)	50,086	2,217
Andrew (a) (b)	42,988	630
Arrow Electronics (b)	34,078	1,362
Atmel (b)	136,914	670
Avnet (a) (b)	41,976	1,751
Avocent (a) (b)	14,250	385
Broadridge Financial Solutions	38,370	767
Cadence Design Systems (a) (b)	78,681	1,542
Ceridian (b)	38,799	1,394
CheckFree (a) (b)	24,723	1,175
CommScope (a) (b)	17,248	814
Cree (a) (b)	23,737	665
CSG Systems International (b)	12,132	249
Cypress Semiconductor (a) (b)	42,270	1,545
Diebold (a)	18,586	778
Digital River (a) (b)	11,120	590
DST Systems (a) (b)	14,772	1,251
F5 Networks (a) (b)	23,591	850
Fair Isaac	17,795	675
Fairchild Semiconductor International, Class A (a) (b)	34,239	625
Gartner, Class A (b)	19,505	427
Global Payments	22,435	1,067
Harris	37,417	2,266
Imation	9,576	213
Ingram Micro, Class A (b)	40,930	869
Integrated Device Technology (b)	56,016	752
International Rectifier (a) (b)	20,197	674
Intersil, Class A	39,533	1,199
Jack Henry & Associates (a)	21,303	623
KEMET (b)	24,893	176
Lam Research (a) (b)	37,437	1,879
First American Funds  2007 Annual Report       17

Schedule of  Investments    October 31, 2007, all dollars are rounded to thousands (000)

Mid Cap Index Fund (continued)
DESCRIPTION	SHARES	VALUE

Lattice Semiconductor (b)	32,010	$134
Macrovision (b)	14,857	357
McAfee (b)	44,977	1,860
Mentor Graphics (a) (b)	25,087	402
Micrel	15,639	142
MPS Group (a) (b)	29,429	359
National Instruments	15,789	512
NCR (b)	50,111	1,383
Palm (a) (b)	29,144	263
Parametric Technology (b)	32,167	614
Plantronics (a)	13,538	370
Polycom (b)	25,074	702
Powerwave Technologies (a) (b)	35,820	199
RF Micro Devices (a) (b)	55,090	343
Semtech (a) (b)	18,398	315
Silicon Laboratories (a) (b)	15,713	687
SRA International, Class A (b)	10,407	286
Sybase (a) (b)	25,533	730
Synopsys (b)	39,394	1,113
Tech Data (b)	15,468	608
TriQuint Semiconductor (b)	38,946	244
ValueClick (a) (b)	28,005	762
Vishay Intertechnology (b)	52,627	663
Western Digital (b)	61,337	1,590
Wind River Systems (b)	21,338	267
Zebra Technology, Class A (a) (b)	19,339	756

		51,758
Materials – 7.3%
Airgas	22,190	1,120
Albemarle	22,207	1,061
Cabot Microelectronics	18,961	664
Carpenter Technology	7,149	1,036
CF Industries Holdings (a)	13,478	1,185
Chemtura (a)	69,524	648
Cleveland-Cliffs	11,538	1,104
Commercial Metals	34,237	1,074
Cytec Industries	11,760	784
Ferro	11,947	247
Florida Rock Industries	14,259	897
FMC	21,311	1,225
Louisiana Pacific (a)	29,514	486
Lubrizol	19,418	1,318
Lyondell Chemical (a)	70,986	3,368
Martin Marietta Materials (a)	12,050	1,559
Minerals Technologies	5,615	394
Olin (a)	19,960	455
Packaging Corporation of America	25,963	827
Reliance Steel & Aluminum	18,122	1,057
RPM (a)	33,480	717
Scotts (a)	12,162	558
Sensient Technologies	12,968	388
Sonoco Products	28,399	878
Steel Dynamics (a)	26,470	1,409
Terra Industries (a) (b)	25,727	949
Valspar	27,869	698
Worthington Industries (a)	20,506	513

		26,619

Telecommunication Services – 0.9%
Cincinnati Bell (a) (b)	68,764	373
NeuStar, Class A (a) (b)	21,179	724
Telephone & Data Systems	29,832	2,082

		3,179

Utilities – 7.0%
AGL Resources	21,761	860
Alliant Energy	34,901	1,396
Aqua America (a)	37,131	$864
Aquila (a) (b)	104,758	438
Black Hills (a)	10,128	450
DPL (a)	33,045	960
Energy East	43,862	1,223
Equitable Resources (a)	33,912	1,910
Great Plains Energy (a)	21,010	627
Hawaiian Electric Industries	23,116	536
IDACORP (a)	12,049	420
MDU Resources Group	51,368	1,447
National Fuel Gas (a)	22,405	1,086
Northeast Utilities (a)	43,134	1,330
NSTAR (a)	30,552	1,074
OGE Energy (a)	24,241	928
ONEOK	30,096	1,503
Pepco Holdings	55,942	1,594
PNM Resources (a)	21,486	537
Puget Energy	29,469	833
SCANA (a)	32,688	1,327
Sierra Pacific Resources	62,072	1,047
Vectren (a)	21,758	610
Westar Energy (a)	24,712	658
WGL Holdings	13,811	468
Wisconsin Energy	33,474	1,603

		25,729

Total Common Stocks
(Cost $239,525)		337,730

Short-Term Investments – 7.4%
Money Market Fund – 7.2%
First American Prime Obligations Fund, Class Z (d)	26,182,661	26,183

U.S. Treasury Obligation – 0.2%
U.S. Treasury Bill 3.813%, 01/24/2008 (e)	$1,000	991

Total Short-Term Investments
(Cost $27,172)		27,174

Investment Purchased with Proceeds from Securities Lending – 39.7%
Mount Vernon Securities Lending Prime Portfolio (f) (Cost $144,912)	144,912,282	144,912

Total Investments – 139.6% (Cost $411,609)		509,816

Other Assets and Liabilities, Net – (39.6)%		(144,716)

Total Net Assets – 100.0%		$365,100

(a)	This security or a portion of this security is out on loan at October 31, 2007. Total loaned securities had a market value of $141,917 at October 31, 2007. See note 2 in Notes to Financial Statements.

(b)	Non-income producing security.

(c)	Security is fair valued and illiquid. As of October 31, 2007, the market value of this investment was $0 or 0.0% of total net assets. See note 2 in Notes to Financial Statements.

(d)	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor to this fund. See note 3 in Notes to Financial Statements.

(e)	Security has been deposited as initial margin on open futures contracts. Yield shown is the effective yield as of October 31, 2007. See note 2 in Notes to Financial Statements.

(f)	The fund may loan securities representing up to one third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the value of the securities loaned. The adequacy of the
18      First American Funds  2007 Annual Report

Mid Cap Index Fund (concluded)

collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.

REIT –	Real Estate Investment Trust
Schedule of Open Futures Contracts

	Number of	Notional
	Contracts	Contract	Settlement	Unrealized
Description	Purchased	Value	Month	Appreciation

S&P Mid Cap 400 Futures	59	$26,907	December 2007	$257

Small Cap Index Fund
DESCRIPTION	SHARES	VALUE

Common Stocks – 99.1%
Consumer Discretionary – 14.4%
1-800-Flowers.com, Class A (a)	2,466	$30
99 Cents Only Stores (a) (b)	4,300	46
A.C. Moore Arts & Crafts (a)	1,672	28
Aaron Rents (b)	4,243	90
Aeropostale (a) (b)	7,229	166
AFC Enterprises (a)	2,602	35
Aftermarket Technology (a)	2,003	69
Ambassadors Group	1,762	32
Ambassadors International	739	15
American Axle & Manufacturing Holdings	4,102	113
American Greetings, Class A (b)	5,079	134
Amerigon (a) (b)	1,982	39
Ameristar Casinos	2,318	75
Andersons	1,472	73
Applebee’s International	6,873	174
Arbitron (b)	2,961	150
Arctic Cat (b)	1,101	16
ArvinMeritor (b)	6,519	97
Asbury Automotive Group (b)	1,780	33
Avatar Holdings (a) (b)	571	27
Bally Technologies (a) (b)	4,883	197
Beazer Homes USA (b)	3,585	40
Bebe Stores	2,442	34
Belo, Class A (b)	7,763	144
Benihana (a)	1,129	20
Big 5 Sporting Goods (b)	2,245	40
BJs Restaurants (a)	1,504	30
Blockbuster, Class A (a) (b)	17,610	93
Blount International (a)	3,696	45
Blue Nile (a) (b)	1,353	107
Bluegreen (a) (b)	2,437	18
BLYTH	2,331	44
Bob Evans Farms	3,281	92
Bon-Ton Stores (b)	939	17
Books-A-Million	1,464	20
Borders Group (b)	5,370	83
Brookfield Homes (b)	1,212	18
Brown Shoe	4,135	84
Buckle	1,238	53
Buffalo Wild Wings (a)	1,620	50
Build-A-Bear Workshop (a) (b)	1,521	29
Building Materials Holding (b)	2,847	22
Cabelas (a) (b)	2,984	58
Cache (a)	1,342	21
California Pizza Kitchen (a)	2,666	43
Callaway Golf	6,616	115
Capella Education Company (a)	985	61
Carmike Cinemas (b)	1,203	19
Carrols Restaurant Group (a)	912	10
Carters (a) (b)	4,567	101
Casual Male Retail Group (a)	2,913	24
Cato, Class A (b)	2,967	60
CBRL Group (b)	2,417	96
CEC Entertainment (a)	2,624	78
Champion Enterprise (a) (b)	7,038	83
Charlotte Russe Holding (a)	2,320	34
Charming Shoppes (a) (b)	11,352	84
Charter Communications, Class A (a) (b)	37,736	78
Cherokee	764	29
Children’s Place Retail Stores (a)	2,062	53
Chipotle Mexican Grill, Class B (a)	3,006	371
Christopher & Banks (b)	3,319	46
Churchill Downs	783	40
Cinemark Holdings (a)	2,567	44
Citadel Broadcasting	16,706	73
First American Funds  2007 Annual Report       19

Schedule of  Investments    October 31, 2007, all dollars are rounded to thousands (000)

Small Cap Index Fund (continued)
DESCRIPTION	SHARES	VALUE

Citi Trends (a) (b)	1,271	$25
CKE Restaurants (b)	5,781	94
CKX (a) (b)	4,371	53
Coinmach Service (b)	2,558	34
Coinstar (a)	2,654	91
Collective Brands (a) (b)	5,987	111
Columbia Sportswear (b)	1,074	52
Conn’s (a) (b)	806	21
Cooper Tire & Rubber	5,461	122
Core Mark Holding (a)	801	28
Corinthian Colleges (a) (b)	7,945	130
Courier	1,043	39
Cox Radio (a)	3,049	37
Crown Media Holdings, Class A (a)	2,148	17
CSK Auto (a) (b)	4,308	49
CSS Industries	712	28
Cumulus Media, Class A (a)	3,361	35
Deckers Outdoor (a)	1,126	157
Denny’s (a)	10,082	49
DeVry (b)	5,497	301
DG Fastchannel (a)	1,213	30
Dolan Media (a)	974	26
Domino’s Pizza (b)	3,729	58
Dover Downs Gaming & Entertainment	1,280	14
Dress Barn (a)	4,294	70
Drew Industries (a)	1,723	68
DSW (a) (b)	1,437	32
Eddie Bauer (a)	2,792	21
Emmis Communications, Class A	2,918	15
Entercom Communications (b)	3,001	56
Entravision Communications (a) (b)	6,791	62
Ethan Allen Interiors (b)	2,427	75
Exide Technologies (a) (b)	6,974	58
Finish Line, Class A	4,456	17
Fisher Communications (a)	548	26
Fleetwood Enterprises (a) (b)	6,326	57
Fossil (a)	4,001	150
Fred’s (b)	3,674	39
Furniture Brands International (b)	4,433	53
Gaiam (a)	1,680	39
Gander Mountain (a) (b)	462	2
Gatehouse Media	30	—
Gaylord Entertainment (a) (b)	3,740	204
Gemstar-TV Guide International (a)	22,961	158
Genesco (a)	2,087	96
GenTek (a)	1,055	36
G-iii Apparel Group (a)	1,193	19
Global Sources (a) (b)	1,441	47
Gray Television	4,036	38
Great Wolf Resorts (a)	2,676	35
Group 1 Automotive (b)	2,226	69
GSI Commerce (a) (b)	1,832	52
Gymboree (a)	2,811	96
Harris Interactive (a)	4,835	22
Haverty Furniture (b)	2,038	17
Hayes Lemmerz International (a) (b)	8,714	41
Heelys (a) (b)	625	5
Helen of Troy (a)	2,779	50
Hibbett Sports (a) (b)	2,898	68
Home Solutions of America (a) (b)	3,616	9
Hooker Furniture	926	20
Hot Topic (a)	4,343	33
Hovnanian Enterprises, Class A (a) (b)	3,432	39
Iconix Brand Group (a)	4,649	106
IHOP (b)	1,612	102
Insight Enterprises (a) (b)	4,433	123
Interactive Data	3,166	102
Interface, Class A	4,775	91
INVESTools (a)	4,796	70
iRobot (a) (b)	1,301	24
Isle of Capri Casinos (a) (b)	1,485	30
J. Crew Group (a) (b)	3,572	134
Jack in the Box (a)	5,742	180
JAKKS Pacific (a)	2,730	72
Jamba (a) (b)	4,770	26
Jo-Ann Stores (a)	2,365	46
Jos. A. Bank Clothiers (a) (b)	1,776	52
Journal Communications, Class A	3,905	35
Kellwood	2,385	40
Kenneth Cole Productions	902	17
Kimball International	1,916	26
Knology (a)	2,387	40
Krispy Kreme Doughnuts (a) (b)	5,859	19
K-Swiss, Class A	2,505	59
Lakes Entertainment (a)	1,634	14
Landry’s Restaurants (b)	1,551	45
La-Z-Boy (b)	4,711	37
LeapFrog Enterprises (a) (b)	3,420	26
Lear (a) (b)	7,001	249
Lee Enterprises (b)	4,223	68
Libbey (b)	1,321	24
Life Time Fitness (a) (b)	2,955	179
Lifetime Brands (b)	1,164	19
Lin TV, Class A (a)	2,501	36
Lithia Motors (b)	1,630	28
Live Nation (a)	6,163	126
LKQ (a) (b)	4,619	178
LodgeNet Entertainment (a) (b)	2,084	45
Lodgian (a)	1,720	21
Lululemon Athletica (a) (b)	1,282	68
M/ I Homes	1,107	18
Maidenform Brands (a)	2,108	31
Marcus	1,941	37
Marine Products	1,449	12
MarineMax (a) (b)	1,435	20
Martha Stewart Living (a) (b)	2,462	34
Marvel Entertainment (a) (b)	4,866	120
Matthews International, Class A	3,101	141
McCormick & Schmick’s Seafood Restaurants (a)	1,002	17
Media General, Class A	2,028	57
Mediacom Communications (a)	5,449	31
Men’s Wearhouse (b)	4,736	200
Meritage Homes (a) (b)	2,276	37
Midas (a)	1,370	22
Modine Manufacturing	2,973	69
Monaco Coach	2,895	34
Monarch Casino & Resort (a)	1,007	31
Monro Muffler Brake	1,650	38
Morgans Hotel Group (a)	1,859	42
Morningstar (a)	1,359	101
Mortons Restaurant Group (a)	387	5
Movado Group	1,578	47
MTR Gaming Group (a)	1,880	16
Multimedia Games (a) (b)	2,708	24
National Cinemedia (a)	2,917	79
National Presto Industries	428	23
Nautilus (b)	2,893	19
Netflix (a) (b)	4,281	113
New York & Company (a)	2,209	16
Nexstar Broadcasting Group (a)	975	9
Noble International	1,129	21
Oakley	2,345	69
O’Charleys	2,439	39
Orbitz Worldwide (a)	3,106	33
20      First American Funds  2007 Annual Report

Small Cap Index Fund (continued)
DESCRIPTION	SHARES	VALUE

Overstock.com (a) (b)	1,510	$59
Oxford Industries (b)	1,516	39
P.F. Chang’s China Bistro (a) (b)	2,365	69
Pacific Sunwear of California (a) (b)	6,440	108
Palm Harbor Homes (a) (b)	1,060	15
Papa John’s International (a)	1,973	46
Pep Boys – Manny, Moe & Jack	3,863	57
Perry Ellis International (a)	1,055	24
PetMed Express (a)	1,938	28
Pier 1 Imports	8,098	41
Pinnacle Entertainment (a)	5,436	159
Playboy Enterprises, Class B (a)	2,269	25
Polaris Industries (b)	3,280	161
Premier Exibitions (a) (b)	2,682	30
Prestige Brand Holdings (a) (b)	3,069	32
Priceline.com (a) (b)	3,475	324
Primedia (a)	4,043	37
Quiksilver (a)	11,841	160
Radio One (a)	7,016	24
Raser Technologies (a) (b)	2,851	32
RC2 (a) (b)	1,943	58
RCN	2,496	36
Red Robin Gourmet Burgers (a)	1,683	67
Regis	4,063	137
Rent-A-Center (a) (b)	6,453	103
Retail Ventures (a) (b)	2,358	20
Riviera Holdings (a)	927	26
Ruby Tuesday (b)	4,980	80
Russ Berrie and Company (a)	1,524	27
Ruth’s Chris Steak House (a)	1,802	23
Salem Communications	843	7
Sally Beauty Holdings (a)	8,583	79
Sauer-Danfoss (b)	1,100	28
Scholastic (a)	2,799	111
Sealy (b)	4,101	54
Select Comfort (a) (b)	4,521	52
Shoe Carnival (a)	870	14
Shuffle Master (a) (b)	3,420	47
Shutterfly (a)	1,339	45
Sinclair Broadcast Group, Class A	4,585	55
Six Flags (a) (b)	6,995	23
Skechers U.S.A., Class A (a) (b)	1,870	46
Skyline	671	24
Smith & Wesson (a) (b)	3,013	36
Sonic Automotive, Class A	2,843	72
Sonic (a) (b)	5,804	144
Source Interlink Companies (a) (b)	3,515	11
Spanish Broadcasting System (a)	3,696	10
Spartan Motors (b)	2,953	41
Speedway Motorsports	1,277	46
Stage Stores	4,230	79
Stamps.com (a)	1,597	22
Standard Motor Products	1,444	12
Standard-Pacific (b)	5,938	28
Steak ’N Shake (a)	2,672	40
Stein Mart	2,713	18
Steiner Leisure (a)	1,566	70
Steinway Musical Instruments	851	25
Steven Madden	2,047	46
Stoneridge (a)	1,302	13
Strayer Education (b)	1,411	263
Sturm, Ruger & Company (a)	2,077	19
Sun-Times Media Group	6,396	14
Superior Industries International (b)	1,550	31
Syntax Brillian (a) (b)	5,260	24
Systemax (b)	949	22
Talbots (b)	2,125	31
Tarragon Realty Investors (a) (b)	1,203	2
Tempur-Pedic International (b)	7,611	274
Tenneco Automotive (a)	4,438	136
Texas Roadhouse, Class A (a)	5,257	67
Timberland, Class A (a) (b)	4,330	84
TiVo (a) (b)	7,852	56
Town Sports International Holdings (a)	1,490	23
Triarc, Class B	5,425	61
True Religion Apparel (a) (b)	1,361	21
Trump Entertainment Resorts (a) (b)	3,004	23
Tuesday Morning (b)	2,842	22
Tupperware	5,563	201
Tween Brands (a) (b)	2,814	86
Under Armour (a) (b)	2,148	134
UniFirst	1,031	39
Universal Electronics (a)	1,370	49
Vail Resorts (a)	2,863	174
Valassis Communications (a) (b)	4,391	43
ValueVision Media (a)	2,437	13
VistaPrint (a) (b)	3,957	188
Visteon (a)	12,589	80
Volcom (a)	1,355	40
Warnaco Group, Class A (a)	4,246	173
WCI Communities (a) (b)	2,832	15
West Marine (a) (b)	1,439	16
Westwood One (b)	6,384	14
Wet Seal, Class A (a) (b)	7,734	20
Weyco Group	236	8
Winnebago Industries (b)	2,898	75
WMS Industries (a) (b)	3,678	128
Wolverine World Wide (b)	4,995	128
World Wrestling Entertainment	2,097	32
Xerium Technologies	1,754	7
Zale (a) (b)	4,491	95
Zumiez (a) (b)	1,489	62

		18,438

Consumer Staples – 2.9%
Alico	408	19
Alliance One International (a)	9,526	62
American Dairy (a) (b)	595	13
American Oriental Bioengineering (a) (b)	4,614	64
Arden Group, Class A	107	15
Boston Beer, Class A (a)	565	29
Cadiz (a) (b)	1,089	21
Cal-Maine Foods (b)	1,155	28
Casey’s General Stores	4,633	132
Central European Distribution (a) (b)	2,968	158
Central Garden & Pet, Class A (a)	5,782	48
Chattem (a) (b)	1,555	116
Chiquita Brands International (b)	3,893	73
Coca-Cola Bottling	491	29
Darling International (a)	6,972	70
Elizabeth Arden (a) (b)	2,236	56
Farmer Brothers	747	19
Flowers Foods	7,038	154
Fresh Del Monte Produce	2,604	94
Great Atlantic & Pacific Tea (a) (b)	1,800	58
Green Mountain Coffee Roasters (a) (b)	1,713	64
Hain Celestial Group (a) (b)	3,015	106
Imperial Sugar (b)	1,167	30
Ingles Markets, Class A	1,157	32
Inter Parfums	546	13
J&J Snack Foods	1,380	49
Jones Soda (a) (b)	2,259	21
Lancaster Colony	2,003	80
Lance	2,843	60
Longs Drug Stores	3,022	159
First American Funds  2007 Annual Report       21

Schedule of  Investments    October 31, 2007, all dollars are rounded to thousands (000)

Small Cap Index Fund (continued)
DESCRIPTION	SHARES	VALUE

M & F Worldwide (a) (b)	1,078	$57
Mannatech (b)	1,753	14
Maui Land & Pineapple (a)	476	14
MGP Ingredients	986	9
Nash-Finch (b)	1,230	46
National Beverage	996	8
Nu Skin Enterprises, Class A (b)	4,613	80
Pantry (a) (b)	2,099	59
Pathmark Stores (a)	2,943	39
Peets Coffee & Tea (a) (b)	1,360	37
Performance Food Group (a)	3,240	87
Pilgrim’s Pride	3,890	115
PriceSmart	925	26
Ralcorp Holdings (a)	2,499	141
Reddy Ice Holdings	1,277	35
Revlon (a)	21,633	25
Ruddick (b)	3,526	120
Sanderson Farms	1,551	54
Seaboard	35	57
Spartan Stores	2,257	50
Spectrum Brands (a)	3,562	15
Synutra International (a) (b)	367	11
Tiens Biotech Group USA (a) (b)	625	2
Tootsie Roll Industries	3,248	84
Treehouse Foods (a)	2,854	80
United Natural Foods (a) (b)	3,926	114
Universal	2,395	117
USANA Health Sciences (a) (b)	774	32
Vector Group (b)	2,857	62
Village Super Market	340	19
WD-40 Company (b)	1,613	64
Weis Markets	834	37
Winn Dixie Stores (a) (b)	3,139	74

		3,656

Energy – 5.8%
Allis Chalmers Energy (a) (b)	2,316	41
Alon USA Energy	958	35
Arena Resources (a)	2,588	94
Arlington Tankers	58	1
Atlas America	2,166	125
ATP Oil & Gas (a) (b)	1,974	113
Atwood Oceanics (a) (b)	2,748	231
Aventine Renewable Energy (a) (b)	2,748	29
Basic Energy Services (a) (b)	3,747	74
Berry Petroleum, Class A (b)	3,472	169
Bill Barrett (a) (b)	2,941	138
Bois D’ Arc Energy (a)	1,447	32
BPZ Energy (a) (b)	4,732	54
Brigham Exploration (a)	4,699	35
Bristow Group (a)	1,855	93
Bronco Drilling (a) (b)	2,385	32
Cal Dive (a) (b)	2,049	27
Callon Petroleum (a)	2,099	31
Carbo Ceramics (b)	1,924	86
Carrizo Oil & Gas (a)	2,168	111
Clayton Williams Energy (a)	521	16
Complete Production Services (a)	3,919	78
Comstock Resources (a) (b)	4,227	155
Concho Resources (a)	1,896	37
Contango Oil & Gas Company (a)	1,202	53
Crosstex Energy (b)	2,491	92
Dawson Geophysical (a)	777	62
Delek US Holdings	1,078	26
Delta Petroleum (a) (b)	6,021	113
Dril-Quip (a)	2,287	122
Edge Petroleum (a) (b)	2,609	24
Encore Acquisition (a) (b)	4,943	181
Energy Partners (a)	2,590	40
Evergreen Energy (a) (b)	7,671	36
EXCO Resources (a)	5,372	91
Exterran Holdings (a) (b)	5,585	470
FX Energy (a)	3,274	23
General Maritime (b)	2,624	74
GeoGlobal Resources (a) (b)	3,096	12
Geokinetics (a)	626	13
Geomet (a)	1,658	9
GMX Resources (a) (b)	909	35
Golar LNG (b)	3,199	83
Goodrich Petroleum (a) (b)	1,299	43
Grey Wolf (a) (b)	18,858	106
Gulf Island Fabrication	665	23
GulfMark Offshore (a)	1,686	79
Gulfport Energy (a)	1,811	40
Harvest Natural Resources (a)	3,443	47
Hercules Offshore (a) (b)	7,570	205
Horizon Offshore (a)	2,996	48
Hornbeck Offshore Services (a) (b)	2,222	87
International Coal Group (a) (b)	11,239	60
Ion Geophysical (a) (b)	6,519	99
Kayne Anderson Energy	917	23
Knightsbridge Tankers (b)	1,569	40
Lufkin Industries	1,456	87
Mariner Energy (a) (b)	7,134	178
MarkWest Hydrocarbon	615	37
Matrix Service (a)	2,126	63
McMoRan Exploration (a) (b)	2,624	32
Meridian Resource (a)	8,478	21
Natco Group (a) (b)	1,510	81
Newpark Resources (a)	8,245	52
NGP Capital Resources	1,712	27
Nova Biosource Fuels (a) (b)	2,875	8
NTR Acquisition (a)	2,385	23
Oil States International (a) (b)	4,799	207
Oilsands Quest (a) (b)	11,455	63
Pacific Ethanol (a) (b)	3,263	26
Parallel Petroleum (a) (b)	3,708	76
Parker Drilling (a)	10,452	88
Penn Virginia (b)	3,668	178
Petrocorp, Escrow Shares (a) (b) (c)	2,040	—
Petrohawk Energy (a)	15,552	288
Petroleum Development (a)	1,420	65
PetroQuest Energy (a)	4,409	57
PHI (a)	1,249	43
Pioneer Drilling (a)	4,273	52
Rentech (a) (b)	14,902	32
Resource America, Class A (b)	1,211	19
Rosetta Resources (a)	4,863	92
RPC (b)	3,146	35
Ship Finance International (b)	2,889	79
Stone Energy (a)	2,584	115
SulphCo (a) (b)	4,050	26
Superior Offshore International (a)	933	10
Superior Well Services (a)	1,436	29
Swift Energy (a) (b)	2,742	130
T-3 Energy Services (a)	497	24
Toreador Resources (a) (b)	1,383	15
Trico Marine Service (a) (b)	874	28
TXCO Resources (a)	3,013	35
Union Drilling (a)	904	12
US BioEnergy (a)	1,060	8
Vaalco Energy (a)	5,952	30
Venoco (a)	1,144	26
VeraSun Energy (a) (b)	3,026	41
Warren Resources (a)	5,510	84
22      First American Funds  2007 Annual Report

Small Cap Index Fund (continued)
DESCRIPTION	SHARES	VALUE

W-H Energy Services (a)	2,790	$161
Whiting Petroleum (a) (b)	3,558	192
Willbros Group (a) (b)	2,388	91
World Fuel Services	2,667	118

		7,480

Financials – 19.0%
1st Source	1,166	22
Abington Bancorp	962	9
ACA Capital Holdings (a) (b)	751	3
Acadia Realty Trust – REIT (b)	2,973	79
Advance America Cash Advance Centers	6,119	59
Advanta, Class B	3,044	48
Agree Realty – REIT	368	12
Alabama National BanCorporation	1,469	116
Alesco Financial (b)	5,555	22
Alexander’s – REIT (a)	214	86
Alexandria Real Estate Equities – REIT (b)	2,329	240
Alfa (b)	3,445	63
AMCORE Financial	2,238	53
American Campus Communities – REIT	1,617	46
American Equity Investment Life Holding (b)	5,711	56
American Financial Realty Trust – REIT	12,287	83
American Physicians Capital (b)	1,118	49
American West Bancorp	1,111	21
Ameris Bancorp	1,239	21
Amerisafe (a)	1,723	28
Amtrust Financial Services (b)	2,347	33
Anchor Bancorp (b)	1,921	47
Anthracite Capital – REIT	6,106	51
Anworth Mortgage Asset – REIT (b)	5,669	39
Apollo Investment (b)	7,623	159
Arbor Realty Trust – REIT	918	17
Ares Capital (b)	4,138	69
Argo Group International Holdings (a) (b)	2,636	112
Ashford Hospitality Trust – REIT (b)	10,140	100
Aspen Insurance	8,083	221
Assured Guaranty	6,216	143
Asta Funding (b)	1,139	40
Baldwin & Lyons, Class B	905	24
BancFirst	731	33
Banco Latinoamericano de Exportaciones	2,496	49
Bancorp Bank (a)	1,104	20
Bank Mutual	5,073	56
Bank of the Ozarks (b)	1,551	45
BankAtlantic Bancorp, Class A (b)	4,612	19
BankFinancial	1,730	28
BankUnited Financial, Class A (b)	2,794	24
Banner	1,220	40
Berkshire Hills Bancorp (b)	726	20
BioMed Realty Trust – REIT (b)	6,215	148
Boston Private Financial (b)	3,392	98
Brookline Bancorp (b)	5,782	62
Calamos Asset Management	2,561	87
Capital City Bank Group (b)	1,449	41
Capital Corporation of the West	1,032	20
Capital Lease Funding – REIT (b)	3,230	30
Capital Southwest (b)	304	37
Capital Trust – REIT (b)	1,497	50
Capitol Bancorp (b)	1,428	30
Cascade Bancorp (b)	2,280	44
Cash America International (b)	2,723	106
Cathay General Bancorp (b)	4,770	148
CBRE Realty Finance – REIT	1,153	6
Cedar Shopping Centers – REIT	4,180	54
Centennial Bank Holdings (a)	4,998	28
Center Financial	1,375	18
Centerline Holdings (b)	5,382	74
Central Pacific Financial	2,818	63
Chemical Financial (b)	2,275	57
Chittenden (b)	4,228	151
Citizens Banking (b)	6,942	106
Citizens (a) (b)	1,692	15
City Bank (b)	1,284	31
City Holdings	1,907	72
Clayton Holdings (a)	890	4
Clifton Savings Bancorp	2,036	22
CNA Surety (a)	1,651	33
CoBiz	1,846	33
Cohen & Steers (b)	1,571	59
Columbia Banking System	1,656	51
Commerce Group (b)	5,058	185
Community Bancorp – Nevada (a) (b)	218	4
Community Bank System	3,220	67
Community Banks	2,387	72
Community Trust Bancorp	1,395	41
Compass Diversified Trust	1,940	31
CompuCredit (a) (b)	1,865	37
Consolidated-Tomoka Land	558	38
Corporate Office Properties Trust – REIT (b)	3,730	154
Corus Bankshares (b)	3,569	39
Cousins Properties – REIT (b)	3,768	108
Cowen Group (a)	1,449	18
Crawford & Company (a)	1,640	11
Credit Acceptance (a)	469	11
Crystal River Capital – REIT	2,292	33
CVB Financial (b)	6,081	71
DCT Industrial Trust – REIT (b)	14,955	160
Deerfield Triarc Capital – REIT (b)	4,236	40
Delphi Financial Group, Class A (b)	3,982	154
Delta Financial (b)	1,515	8
DiamondRock Hospitality – REIT (b)	7,386	142
Digital Realty Trust – REIT (b)	4,886	215
Dime Community Bancshares	3,192	46
Dollar Financial (a)	1,471	48
Donegal Group, Class A	1,616	28
Downey Financial (b)	1,684	69
EastGroup Properties – REIT (b)	2,177	104
Education Realty Trust – REIT	2,645	34
eHealth (a) (b)	558	16
EMC Insurance Group	583	15
Employers Holdings	3,225	62
Encore Capital Group (a) (b)	1,474	17
Energy Infrastructure Acquisition (a)	2,046	20
Enstar Group	643	82
Enterprise Financial Services (b)	999	22
Entertainment Properties Trust – REIT (b)	2,444	134
Epoch Holdings	797	11
Equity Lifestyle Properties – REIT (b)	2,169	109
Equity One – REIT	4,053	106
eSpeed, Class A (a)	2,505	25
Evercore Partners	804	21
Extra Space Storage – REIT (b)	5,489	86
Ezcorp (a)	3,664	48
F.N.B. (b)	5,535	92
FBL Financial Group, Class A	922	37
FBR Capital Markets (a) (b)	2,837	36
Fcstone Group (a)	807	28
Federal Agricultural Mortgage, Class C (b)	1,135	33
FelCor Lodging Trust – REIT (b)	5,480	115
Financial Federal (b)	2,491	67
First Acceptance (a)	1,941	8
First Bancorp – North Carolina	1,267	23
First Bancorp of Puerto Rico (b)	7,238	64
First Busey	1,472	31
First American Funds  2007 Annual Report       23

Schedule of  Investments    October 31, 2007, all dollars are rounded to thousands (000)

Small Cap Index Fund (continued)
DESCRIPTION	SHARES	VALUE

First Cash Financial Services (a)	2,408	$47
First Charter (b)	3,188	97
First Commonwealth Financial – Pennsylvania (b)	6,786	78
First Community Bancorp	1,945	95
First Community Bancshares – Nevada	982	34
First Financial – Indiana	1,210	37
First Financial Bancorp – Ohio	3,385	40
First Financial Bankshares	2,027	79
First Financial Holdings	1,377	40
First Indiana	1,313	42
First Industrial Realty Trust – REIT (b)	4,162	170
First Merchants	1,679	37
First Mercury Financial (a)	1,133	25
First Midwest Bancorp (b)	4,559	154
First Niagara Financial Group (b)	10,931	144
First Place Financial	1,642	27
First Potomac Realty Trust – REIT (b)	2,080	43
First Regional Bancorp (a)	929	22
First South Bancorp (b)	406	10
First State Bancorp – New Mexico	1,648	28
FirstBank, Fractional Shares (a) (c)	0.29	—
FirstFed Financial (a) (b)	1,619	69
FirstMerit (b)	7,382	157
Flagstar Bancorp	3,955	32
Flushing Financial	2,439	41
FPIC Insurance Group (a)	1,136	47
Franklin Bank (a) (b)	1,304	10
Franklin Street Properties – REIT (b)	5,302	86
Freedom Acquisition Holdings (a) (b)	5,127	68
Fremont General (b)	6,213	17
Friedman Billings Ramsey Group – REIT (b)	14,406	62
Frontier Financial (b)	3,591	80
GAMCO Investors	484	30
Getty Realty – REIT	2,175	62
GFI Group (a)	1,232	106
Glacier Bancorp	4,919	100
Gladstone Capital (b)	1,349	25
Glimcher Realty Trust – REIT	3,604	80
GMH Communities Trust – REIT	3,072	23
Gramercy Capital – REIT	1,222	32
Great Southern Bancorp	1,161	27
Greene County Bancshares	401	13
Greenhill & Company (b)	1,821	135
Grubb & Ellis (a)	1,449	12
Hallmark Financial Services (a)	379	6
Hancock Holding (b)	2,453	93
Hanmi Financial	4,137	46
Harleysville Group	1,584	49
Harleysville National (b)	2,656	40
Healthcare Realty Trust – REIT (b)	4,443	117
Heartland Financial USA	1,422	28
Hercules Technology Growth Capital	2,118	27
Heritage Commerce	1,355	25
Hersha Hospitality Trust – REIT	3,950	43
HFF (a)	1,466	15
Highwoods Properties – REIT (b)	5,317	191
Hilb, Rogal & Hobbs (b)	3,363	148
Hilltop Holdings (a)	4,528	54
Home Properties – REIT (b)	3,314	170
Horace Mann Educators	4,768	99
Horizon Financial	1,409	24
IBERIABANK	1,097	54
IMPAC Mortgage Holdings – REIT (b)	7,487	8
Imperial Capital Bancorp	645	14
Independence Holdings	669	11
Independent Bank – Michigan	2,070	22
Independent Bank (b)	1,482	44
Infinity Property & Casualty	1,778	72
Inland Real Estate – REIT (b)	5,327	79
Integra Bank	1,815	31
Interactive Brokers Group (a)	3,667	106
International Bancshares	4,438	97
International Securities Exchange	3,565	239
Investors Bancorp (a) (b)	3,982	60
Investors Real Estate Trust – REIT (b)	4,580	50
IPC Holdings	5,838	175
Irwin Financial	1,843	18
James River Group	943	32
JER Investment Trust – REIT (b)	1,874	21
Kansas City Life Insurance	60	3
KBW (a) (b)	2,683	81
Kearny Financial	1,963	26
Kite Realty Group Trust – REIT	2,652	48
KNBT Bancorp	2,849	49
Knight Capital Group, Class A (a) (b)	9,665	130
Kohlberg Capital	1,312	17
LaBranche (a)	5,215	29
Ladenburg Thalman Financial Services (a) (b)	8,982	17
Lakeland Bancorp	2,242	30
Lakeland Financial	1,186	25
LandAmerica Financial Group (b)	1,569	44
LaSalle Hotel Properties – REIT (b)	3,818	158
Lexington Corporate Properties Trust – REIT (b)	6,547	130
LTC Properties – REIT (b)	1,977	50
Luminent Mortgage Capital – REIT (b)	4,710	9
Macatawa Bank	2,010	22
Maguire Properties – REIT (b)	3,777	103
MainSource Financial Group (b)	1,403	24
Marathon Acquisition (a) (b)	3,471	28
MarketAxess Holdings (a) (b)	2,918	46
Max Capital Hamilton	5,531	156
MB Financial (b)	2,797	93
MCG Capital	4,745	66
Meadowbrook Insurance Group (a)	2,599	25
Medical Properties Trust – REIT (b)	3,089	41
Meruelo Maddux Properties (a)	3,510	17
MFA Mortgage Investments – REIT (b)	9,190	79
Mid-America Apartment Communities – REIT (b)	2,068	108
Midland	1,131	72
Midwest Banc Holdings (b)	1,484	20
Mission West Properties	1,707	20
Montpelier Holdings	10,251	184
Move (a)	9,856	25
MVC Capital (b)	2,225	38
Nara Bancorp	2,094	32
NASB Financial (b)	441	13
National Financial Partners (b)	3,826	209
National Health Investors – REIT	2,136	63
National Interstate	487	16
National Penn Bancshares (b)	5,055	85
National Penn Bancshares, Fractional Shares (a) (c)	0.50	—
National Retail Properties – REIT (b)	5,971	151
National Western Life Insurance, Class A	207	45
Nationwide Health Properties – REIT (b)	7,550	236
Navigators Group (a)	1,185	71
NBT Bancorp	3,119	77
Nelnet, Class A (b)	1,606	30
NewAlliance Bancshares (b)	10,799	151
Newcastle Investment – REIT (b)	4,029	60
Newstar Financial (a)	1,267	13
Nexcen Brands (a)	3,855	24
NorthStar Realty Finance – REIT (b)	5,745	54
Northwest Bancorp (b)	1,845	54
24      First American Funds  2007 Annual Report

Small Cap Index Fund (continued)
DESCRIPTION	SHARES	VALUE

Novastar Financial – REIT (b)	897	$5
NYMAGIC (b)	432	12
Ocwen Financial (a) (b)	3,645	27
Odyssey RE Holdings	2,598	97
Old National Bancorp (b)	6,092	102
Old Second Bancorp	1,511	43
Omega Financial	1,160	32
OMEGA Healthcare Investors – REIT (b)	5,774	97
optionsXpress Holdings	4,006	119
Oriental Financial Group	2,365	30
Pacific Capital Bancorp	4,313	89
Park National (b)	1,111	88
Parkway Properties – REIT	1,595	69
Partners Trust Financial Group	4,182	52
Patriot Capital Funding	1,674	21
PennantPark Investment (a)	1,834	24
Pennsylvania – REIT	2,947	112
Penson Worldwide (a)	1,334	23
Peoples Bancorp – Ohio	1,222	31
PFF Bancorp (b)	2,018	22
Phoenix Companies	10,464	144
Pinnacle Financial Partners (a)	1,134	33
Piper Jaffray Companies (a) (b)	1,828	94
Platinum Underwriters Holdings	5,489	198
PMA Capital (a)	3,171	31
Post Properties – REIT	4,002	164
Potlatch – REIT (b)	3,800	181
Presidential Life	1,981	35
Primus Guaranty (a) (b)	4,129	38
PrivateBancorp (b)	1,744	49
ProAssurance (a) (b)	2,895	160
Prospect Capital Corporation (b)	1,823	27
Prosperity Bancshares	2,869	93
Provident Bankshares (b)	2,957	73
Provident Financial Services (b)	6,041	96
Provident New York Bancorp	4,049	51
PS Business Parks – REIT	1,570	92
QC Holdings	687	10
Quadra Realty Trust (a)	1,618	13
RAIT Financial Trust – REIT (b)	5,623	51
Ramco-Gershenson Properties Trust – REIT	2,078	59
Realty Income – REIT (b)	7,848	232
Redwood Trust – REIT (b)	2,159	57
Renasant	1,526	35
Republic Bancorp – Kentucky, Class A	979	15
Resource Capital Corporation (b)	2,020	21
RLI	2,209	129
Rockville Financial	1,178	18
S&T Bancorp	2,275	75
Safety Insurance Group	1,413	51
Sanders Morris Harris Group	1,728	16
Sandy Spring Bancorp	1,544	46
Santander Bancorp	403	6
Saul Centers – REIT	1,077	59
SCBT Financial (b)	936	30
Scottish Group (a)	6,236	16
SeaBright Insurance Holdings (a)	1,643	27
Seacoast Banking (b)	1,666	24
Security Bank (b)	1,289	13
Security Capital Assurance (b)	2,186	29
Selective Insurance Group (b)	5,664	138
Senior Housing Properties Trust – REIT	6,521	146
Sierra Bancorp	444	12
Signature Bank (a)	2,581	88
Simmons First National, Class A	1,296	35
South Financial Group (b)	6,800	141
Southside Bancshares (b)	1,182	26
Southwest Bancorp – Oklahoma	1,500	28
Sovran Self Storage – REIT (b)	1,888	89
State Auto Financial	1,613	44
Sterling Bancorp	2,045	30
Sterling Bancshares (b)	6,824	83
Sterling Financial – Pennsylvania	2,421	44
Sterling Financial – Washington (b)	4,540	102
Stewart Information Services	1,899	55
Stifel Financial (a) (b)	1,447	82
Strategic Hotels & Resorts – REIT	6,914	151
Suffolk Bancorp	1,014	34
Sun Bancorp – New Jersey (a)	1,591	28
Sun Communities – REIT (b)	2,100	64
Sunstone Hotel Investors – REIT (b)	5,487	153
Superior Bancorp (a) (b)	1,590	12
Susquehanna Bancshares (b)	4,782	96
SVB Financial (a) (b)	3,144	163
SWS Group	2,330	44
SY Bancorp (b)	1,341	34
Tanger Factory Outlet Centers – REIT (b)	3,573	151
Taylor Capital Group	549	14
Technology Investment Capital (b)	1,541	20
Tejon Ranch (a)	1,076	43
Texas Capital Bancshares (a)	2,482	55
Thomas Properties Group	2,178	27
Thomas Weisel Partners Group (a) (b)	1,978	31
TierOne	1,656	38
Tompkins Trustco	895	37
Tower Group	2,054	62
Tradestation Group (a)	2,652	32
Triad Guaranty (a) (b)	920	7
TriCo Bancshares	1,619	36
TrustCo Bank Corporation of New York (b)	6,889	73
Trustmark (b)	4,488	121
UCBH Holdings (b)	9,162	156
UMB Financial (b)	2,331	98
Umpqua Holdings (b)	5,516	93
Union Bankshares	1,570	34
United American Indemnity (a)	2,262	50
United Bankshares	3,299	100
United Community Banks (b)	3,309	73
United Community Financial	3,229	21
United Fire & Casualty	1,773	57
United Security Bancshares (b)	762	13
Universal American Financial (a)	3,909	95
Universal Health Realty Income Trust – REIT	1,463	54
Univest Corporation of Pennsylvania	1,367	30
Urstadt Biddle Properties, Class A – REIT	2,727	45
US Global Investors (b)	1,084	25
USB Holding	1,331	29
USB Holding, Fractional Shares (a) (c)	0.10	—
U-Store-It Trust (b)	4,202	54
Virginia Commerce Bancorp (a) (b)	2,039	29
W Holding Company (b)	10,711	23
Waddell & Reed Financial, Class A (b)	8,315	276
Washington Real Estate Investment Trust – REIT (b)	4,131	146
Washington Trust Bancorp	1,508	38
WesBanco	1,917	44
West Coast Bancorp – Oregon	1,756	48
Westamerica Bancorporation (b)	2,756	133
Western Alliance Bancorp (a) (b)	1,156	26
Westfield Financial	1,508	15
Wilshire Bancorp	2,018	21
Winthrop Realty Trust – REIT	3,976	22
Wintrust Financial	2,215	81
World Acceptance (a) (b)	1,804	58
First American Funds  2007 Annual Report       25

Schedule of  Investments    October 31, 2007, all dollars are rounded to thousands (000)

Small Cap Index Fund (continued)
DESCRIPTION	SHARES	VALUE

WP Stewart & Company (b)	1,147	$7
WSFS Financial	629	36
Zenith National Insurance (b)	3,595	144

		24,356

Healthcare – 13.4%
Abaxis (a)	2,198	64
ABIOMED (a) (b)	2,081	28
ACADIA Pharmaceuticals (a) (b)	2,852	44
Accuray (a) (b)	1,197	24
Acorda Therapeutics (a) (b)	2,282	46
Adams Respiratory Therapeutics (a) (b)	3,266	144
Affymax (a)	390	11
Affymetrix (a) (b)	6,291	160
Air Methods (a) (b)	1,072	58
Akorn (a) (b)	4,542	34
Albany Molecular Research (a) (b)	2,376	43
Alexion Pharmaceuticals (a)	3,214	246
Alexza Pharmaceuticals (a)	1,860	15
Align Technology (a) (b)	5,486	114
Alkermes (a)	9,221	149
Alliance Imaging (a)	1,826	18
Allos Therapeutics (a)	3,830	22
Allscripts Healthcare Solutions (a) (b)	5,076	141
Alnylam Pharmaceuticals (a) (b)	3,223	102
Alpharma, Class A (a)	3,975	82
Altus Pharmaceuticals (a)	1,946	27
AMAG Pharmaceuticals (a)	1,306	85
Amedisys (a) (b)	2,432	103
American Dental Partners (a)	1,149	28
American Medical Systems (a) (b)	6,867	88
AMERIGROUP (a) (b)	4,838	169
Amicus Therapeutics (a)	456	8
AMN Healthcare Services (a)	3,338	63
Amsurg, Class A (a)	2,929	77
Analogic	1,279	73
AngioDynamics (a)	2,033	41
Animal Health International (a)	1,082	12
Applera (a)	7,255	118
Apria Healthcare Group (a) (b)	4,057	98
Arena Pharmaceuticals (a) (b)	5,397	52
Ariad Pharmaceuticals (a)	6,456	33
ArQule (a) (b)	3,555	28
Array BioPharma (a) (b)	3,685	41
ArthroCare (a) (b)	2,643	171
Aspect Medical Systems (a)	1,734	24
Assisted Living Concept (a)	5,520	49
Auxilium Pharmaceuticals (a)	2,508	66
Beijing Medical Pharmaceuticals (a) (b)	2,443	30
Bentley Pharmaceuticals (a)	1,752	24
Biodel (a)	459	8
BioMarin Pharmaceutical (a) (b)	8,769	243
Biomimetic Therapeutics (a)	983	14
Bionovo (a) (b)	4,129	10
Bio-Rad Laboratories, Class A (a) (b)	1,713	165
Bio-Reference Labs (a)	1,193	38
Bradley Pharmaceuticals (a)	1,492	29
Bruker BioSciences (a)	5,958	62
Cadence Pharmaceuticals (a)	1,482	21
Cantel Medical (a)	1,056	19
Capital Senior Living (a) (b)	2,246	20
Caraco Pharmaceutical Laboratories (a)	1,326	21
Cell Genesys (a) (b)	6,033	21
Centene (a)	4,229	99
Cepheid (a)	5,051	131
Chemed	2,320	133
Computer Programs & Systems	820	20
Conceptus (a) (b)	2,354	52
CONMED (a)	2,594	74
Corvel (a)	778	21
Cross Country Healthcare (a)	2,940	46
CryoLife (a)	2,063	14
Cubist Pharmaceuticals (a) (b)	5,074	119
Cutera (a)	1,242	30
CV Therapeutics (a) (b)	5,648	58
Cyberonics (a) (b)	2,119	31
Cynosure (a)	696	26
Cypress Bioscience (a) (b)	3,358	45
Cytokinetics (a)	3,196	16
Cytrx (a) (b)	7,960	30
Datascope	1,208	44
Dendreon (a) (b)	8,003	60
Discovery Laboratories (a)	7,757	19
DJO (a)	2,240	112
Durect (a) (b)	6,337	37
Eclipsys (a)	4,188	94
Emergency Medical Services (a) (b)	851	26
Emergent Biosolutions (a)	540	5
Emeritus (a) (b)	511	17
Encysive Pharmaceuticals (a) (b)	5,796	8
Enzo Biochem (a)	2,661	32
Enzon (a) (b)	4,305	41
eResearch Technology (a)	3,591	40
ev3 (a) (b)	4,248	62
Exelixis (a) (b)	8,703	96
Genomic Health (a) (b)	1,285	33
Gentiva Health Services (a)	2,639	50
Genvec (a) (b)	6,075	15
Geron (a) (b)	6,732	51
Greatbatch (a) (b)	2,145	53
GTx (a)	1,525	24
Haemonetics (a)	2,434	125
Halozyme Therapeutics (a)	5,904	54
Hansen Medical (a) (b)	877	34
HealthExtras (a)	2,638	77
Healthsouth (a) (b)	7,220	145
HealthSpring (a)	4,385	92
Healthways (a) (b)	3,321	202
HMS Holdings (a)	1,925	55
Hologic (a)	10,356	703
Human Genome Sciences (a) (b)	12,312	116
Hythiam (a) (b)	2,682	20
ICU Medical (a) (b)	1,184	47
Idenix Pharmaceuticals (a)	2,550	7
I-Flow (a) (b)	2,189	40
Illumina (a) (b)	4,915	276
Immucor (a) (b)	6,316	204
Immunomedics (a)	5,324	12
Incyte (a) (b)	8,227	71
Indevus Pharmaceuticals (a)	5,346	41
Integra LifeSciences (a) (b)	1,650	80
InterMune (a) (b)	2,641	53
Invacare (b)	2,639	71
inVentiv Health (a) (b)	2,789	118
Inverness Medical Innovations (a) (b)	4,508	271
Isis Pharmaceuticals (a) (b)	8,009	141
Javelin Pharmaceuticals (a)	3,898	21
Kendle International (a) (b)	1,268	51
Kensey Nash (a)	1,063	29
Keryx Biopharmaceuticals (a) (b)	4,454	46
Kindred Healthcare (a) (b)	2,772	59
Kosan Biosciences (a)	3,899	20
K-V Pharmaceutical, Class A (a) (b)	3,550	111
Kyphon (a) (b)	4,350	308
LCA-Vision	1,840	31
26      First American Funds  2007 Annual Report

Small Cap Index Fund (continued)
DESCRIPTION	SHARES	VALUE

LHC Group (a) (b)	927	$21
LifeCell (a) (b)	3,109	137
Ligand Pharmaceuticals	8,270	44
Luminex (a) (b)	3,303	53
Magellan Health Services (a)	3,588	151
MannKind (a) (b)	3,825	35
Martek Biosciences (a) (b)	2,958	90
Masimo (a)	359	12
Matria Healthcare (a) (b)	2,157	55
Maxygen (a)	2,706	20
Medarex (a) (b)	11,550	138
MedCath (a)	851	24
Medical Action Industries (a)	1,423	29
Medicines (a) (b)	4,744	91
Medicis Pharmaceutical, Class A (b)	5,121	152
Medivation (a)	1,957	41
Mentor (b)	3,496	149
Meridian Bioscience (b)	2,902	96
Merit Medical Systems (a)	2,618	34
Metabolix (a)	1,325	38
MGI Pharma (a) (b)	7,683	250
Micrus Endovascular (a)	1,376	27
Mine Safety Appliances	2,580	118
Minrad International (a)	4,319	19
Molecular Insight Pharmaceuticals (a)	459	3
Molina Healthcare (a) (b)	1,273	49
Momenta Pharmaceuticals (a)	2,429	32
MWI Veterinary Supply (a)	396	17
Myriad Genetics (a) (b)	3,730	206
NABI Biopharmaceuticals (a)	5,902	23
Nastech Pharmaceutical (a) (b)	2,252	31
National Healthcare	635	32
Natus Medical (a)	1,901	34
Nektar Therapeutics (a)	8,408	50
Neurocrine Biosciences (a) (b)	3,484	32
Neurogen (a) (b)	2,902	11
Nighthawk Radiology Holdings (a) (b)	1,933	45
Northstar Neuroscience (a)	1,109	15
Novacea (a)	606	5
Noven Pharmaceuticals (a) (b)	2,329	36
NuVasive (a)	3,421	146
NxStage Medical (a) (b)	1,853	27
Obagi Medical Products (a) (b)	212	5
Odyssey Healthcare (a)	3,400	35
Omnicell (a)	2,792	74
Omrix Biopharmaceuticals (a)	1,257	44
Onyx Pharmaceuticals (a) (b)	4,980	233
OraSure Technologies (a)	4,235	38
Orexigen Therapeutics (a)	669	10
Orthofix International (a)	1,517	82
OSI Pharmaceuticals (a) (b)	5,288	220
Osiris Therapeutics (a) (b)	1,172	17
Owens & Minor	3,715	151
Pain Therapeutics (a)	3,266	34
Palomar Medical Technologies (a) (b)	1,713	43
Par Pharmaceutical Companies (a)	3,426	63
PAREXEL International (a)	2,757	127
Penwest Pharmaceuticals (a)	2,136	18
Perrigo (b)	7,048	167
PharmaNet Development Group (a) (b)	1,712	55
Pharmerica (a) (b)	1,014	16
Pharmion (a) (b)	2,376	114
PolyMedica (b)	2,221	118
Poniard Pharmaceuticals (a)	2,133	10
POZEN (a) (b)	2,521	24
PRA International (a)	1,414	43
Progenics Pharmaceutical (a)	2,302	53
Protalix Biotherapeutics (a)	179	1
PSS World Medical (a) (b)	6,163	124
Psychiatric Solutions (a) (b)	5,206	206
Quidel (a)	2,667	55
Radiation Therapy Services (a) (b)	1,269	39
Regeneration Technologies (a)	2,731	29
Regeneron Pharmaceutical (a) (b)	5,837	128
RehabCare Group (a)	1,533	32
Res-Care (a)	2,235	55
Rigel Pharmaceuticals (a)	2,757	29
Salix Pharmaceuticals (a) (b)	4,324	51
Santarus (a) (b)	4,712	10
Savient Pharmaceuticals (a)	5,125	72
Sciele Pharma (a) (b)	2,915	74
Seattle Genetics (a) (b)	3,827	46
Senomyx (a) (b)	3,080	36
Sirona Dental Systems (a) (b)	1,720	58
Sirtris Pharmaceuticals (a) (b)	555	9
Skilled Healthcare Group (a)	2,054	34
Somaxon Pharmaceuticals (a)	932	8
Sonic Innovations (a)	2,419	25
SonoSite (a)	1,681	59
Spectranetics (a)	3,160	51
Stereotaxis (a)	2,403	37
STERIS (b)	5,950	173
Stewart Enterprises, Class A	9,121	83
Sun Healthcare Group (a)	3,938	64
Sunrise Senior Living (a)	4,100	152
SuperGen (a)	4,864	22
SurModics (a) (b)	1,392	79
Symmetry Medical (a) (b)	3,238	56
Telik (a) (b)	5,139	21
Tercica (a) (b)	3,023	19
Thoratec (a) (b)	5,046	101
Tomotherapy (a) (b)	564	12
TriZetto Group (a) (b)	4,401	72
Trubion Pharmaceuticals (a) (b)	792	11
United Therapeutics (a) (b)	1,906	130
Valeant Pharmaceuticals International (a) (b)	8,714	127
Vanda Pharmaceuticals (a) (b)	2,438	37
Varian (a)	2,812	208
Ventana Medical Systems (a)	2,555	225
Verenium Corporation (a) (b)	3,726	20
ViroPharma (a)	6,401	55
Visicu (a)	1,408	11
Vital Images (a) (b)	1,300	23
Vital Signs (b)	572	30
Vivus (a)	5,352	27
Volcano (a)	2,174	37
West Pharmaceutical Services	3,140	130
Wright Medical Group (a)	3,189	85
XenoPort (a)	1,966	96
XOMA (a) (b)	12,077	44
Zoll Medical (a)	1,894	46
ZymoGenetics (a) (b)	3,875	52

		17,247

Industrials – 15.2%
3D Systems (a) (b)	1,395	31
A.O. Smith	1,839	69
AAON	1,459	27
AAR (a) (b)	3,495	112
ABM Industries	4,068	96
ABX Air (a)	6,158	39
ACCO Brands (a) (b)	4,266	91
Accuride (a)	2,339	24
Actuant, Class A	2,643	182
Acuity Brands (b)	3,983	190
First American Funds  2007 Annual Report       27

Schedule of  Investments    October 31, 2007, all dollars are rounded to thousands (000)

Small Cap Index Fund (continued)
DESCRIPTION	SHARES	VALUE

Administaff	2,212	$88
Advisory Board (a) (b)	1,875	120
Aecom Technology (a)	3,691	125
Aerovironment (a)	496	13
AirTran Holdings (a) (b)	8,370	87
Alaska Air Group (a)	3,878	99
Albany International, Class A (b)	2,628	99
Allegiant Travel (a)	289	10
Altra Holdings (a)	916	15
Amerco (a) (b)	1,009	65
American Commercial Lines (a) (b)	6,039	90
American Ecology	1,487	36
American Railcar Industries (b)	933	21
American Reprographics (a) (b)	2,697	55
American Science & Engineering (b)	954	58
American Superconductor (a) (b)	3,693	100
American Woodmark (b)	1,194	30
Ameron International	859	93
Ampco-Pittsburgh	742	30
Amrep (b)	173	6
Apogee Enterprises	2,640	62
Applied Industrial Technology (b)	3,949	140
ARGON ST (a)	1,320	27
Arkansas Best (b)	2,067	57
Arrowhead Research (a) (b)	3,104	13
Asset Acceptance Capital	1,552	17
Astec Industries (a)	1,734	79
ASV (a) (b)	1,867	22
Atlas Air Worldwide Holdings (a)	1,223	72
AZZ (a)	1,068	36
Badger Meter (b)	1,228	47
Baldor Electric (b)	4,074	164
Barnes Group (b)	3,655	134
Barrett Business Services	720	12
Beacon Roofing Supply (a) (b)	4,059	36
BlueLinx Holdings	751	4
Bowne & Company (b)	2,952	51
Brady, Class A (b)	4,337	160
Briggs & Stratton (b)	4,535	102
Bright Horizons Family Solutions (a)	2,398	93
Bucyrus International (b)	3,379	279
Builders FirstSource (a)	1,121	8
Cascade	1,083	68
Casella Waste Systems (a)	2,084	31
CBIZ (a) (b)	5,386	48
CDI (b)	885	24
Celadon Group (a)	1,999	16
Cenveo (a) (b)	4,922	111
Ceradyne (a) (b)	2,493	171
Chart Industries (a)	1,159	38
Circor International	1,735	87
CLARCOR	4,753	173
Clean Harbors (a) (b)	1,520	75
Coleman Cable (a) (b)	769	10
Columbus McKinnon (a)	1,726	57
Comfort Systems USA (b)	4,171	61
Commercial Vehicle Group (a)	2,177	30
COMSYS IT Partners (a)	1,572	28
Consolidated Graphics (a)	965	62
Cornell (a)	645	16
CoStar Group (a) (b)	1,651	95
CPI (b)	477	16
CRA International (a) (b)	1,098	57
Cubic	1,393	63
Curtiss-Wright	4,051	228
Deluxe (b)	4,759	192
Diamond Management & Technology Consultation	2,589	28
Dollar Thrifty Automotive (a)	2,173	75
Dycom Industries (a)	3,966	112
Dynamex (a)	1,396	41
Dynamic Materials	1,218	67
DynCorp International (a)	2,585	59
Eagle Bulk Shipping (b)	3,826	130
EDO (b)	1,649	96
Electro Rent (a)	1,588	23
EMCOR Group (a)	5,848	201
Encore Wire (b)	2,152	45
Energy Conversion Devices (a) (b)	3,631	99
EnerSys (a)	1,961	36
ENGlobal (a) (b)	1,665	23
Ennis Business Forms	2,693	55
EnPro Industries (a)	2,074	85
ESCO Technologies (a) (b)	2,379	98
Esterline Technologies (a) (b)	2,345	128
Evergreen Solar (a) (b)	8,661	100
Exponent (a)	1,685	51
ExpressJet Holdings (a) (b)	4,746	16
Federal Signal	4,174	56
First Advantage (a)	357	7
Flow International (a)	3,417	29
Force Protection (a) (b)	6,241	112
Forward Air (b)	2,766	90
Franklin Electric (b)	1,769	77
FreightCar America	1,183	51
FTD Group	1,647	23
FTI Consulting (a)	3,913	212
FuelCell Energy (a) (b)	5,536	56
Fuel-Tech (a) (b)	1,587	47
G&K Services, Class A	1,973	80
Gehl Company (a)	690	13
Genco Shipping & Trading (b)	1,629	117
GenCorp (a) (b)	5,144	61
Genesee & Wyoming, Class A (a)	3,257	96
Genlyte Group (a) (b)	2,529	165
Geo Group (a) (b)	4,765	151
Geoeye (a) (b)	1,605	50
GEVITY HR	2,241	22
Global Cash Access Holdings (a)	3,239	32
Goodman Global (a) (b)	3,002	74
Gorman-Rupp	1,052	41
Granite Construction (b)	3,407	146
Great Lakes Dredge & Dock (a)	231	2
Greenbrier Companies (b)	1,332	36
Griffon (a)	2,734	42
H & E Equipment Services (a)	1,205	21
Hardinge	1,018	33
Healthcare Services Group (b)	3,903	86
Heartland Express (b)	5,315	74
HEICO (b)	2,025	110
Heidrick & Struggles International (a) (b)	1,804	78
Herman Miller	5,823	159
Hexcel (a) (b)	8,648	216
Horizon Lines, Class A (b)	3,084	97
Houston Wire & Cable (a) (b)	1,543	27
Hub Group (a) (b)	3,555	90
Hudson Highland Group (a)	2,313	27
Hurco (a)	512	29
Huron Consulting Group (a) (b)	1,790	125
ICT Group (a)	700	8
IHS, Class A (a)	2,798	176
II-VI (a)	2,311	80
IKON Office Solutions	9,860	130
InnerWorkings (a) (b)	2,137	34
Innovative Solutions & Support (a)	1,156	25
28      First American Funds  2007 Annual Report

Small Cap Index Fund (continued)
DESCRIPTION	SHARES	VALUE

Insituform Technologies, Class A (a) (b)	2,674	$38
Insteel Industries	1,440	17
Integrated Electrical Services (a) (b)	1,226	29
Interline Brands (a)	2,665	64
Ionatron (a) (b)	2,726	10
Jackson Hewitt Tax Service	2,963	93
JetBlue Airways (a) (b)	16,373	149
Kadant (a)	1,278	42
Kaman	2,444	92
Kaydon (b)	2,680	144
Kelly Services, Class A	1,918	40
Kenexa (a) (b)	2,317	68
Kforce (a)	2,861	34
Knight Transportation (b)	5,631	90
Knoll	3,139	60
Korn/ Ferry International (a)	4,083	78
Labor Ready (a)	4,257	75
Ladish (a)	1,448	66
Lawson Products	438	16
Layne Christensen (a)	1,088	62
LB Foster (a)	1,054	45
LECG (a)	2,007	35
Lindsay Manufacturing (b)	1,134	56
LSI Industries (b)	2,083	39
Marten Transport (a)	1,647	23
MasTec (a)	3,725	59
McGrath Rentcorp	2,280	78
Medis Technologies (a) (b)	2,114	30
Mercury Computer Systems (a)	2,038	32
Michael Baker (a)	662	35
Middleby (a)	1,378	90
Midwest Air Group (a)	2,255	37
Miller Industries (a)	987	14
Mobile Mini (a)	3,423	61
Moog, Class A (a)	3,475	160
MTC Technologies (a)	998	18
Mueller Industries	3,463	125
Mueller Water Products, Class A (b)	10,524	124
Multi Color	441	10
NACCO Industries, Class A	516	53
Navigant Consulting (a) (b)	5,328	70
NCI Building Systems (a) (b)	1,850	72
Nordic American Tanker Shipping (b)	2,469	96
Nordson (b)	2,847	152
NuCo2 (a)	1,122	29
Odyssey Marine Exploration (a)	3,769	26
Old Dominion Freight Lines (a)	2,986	67
On Assignment (a)	2,631	22
Orbital Sciences (a) (b)	5,442	139
Pacer International	3,378	50
Park-Ohio Holdings (a)	736	18
Patriot Transportation Holdings (a)	60	6
PeopleSupport (a)	2,270	26
Perini (a)	2,448	140
PGT (a)	599	5
PHH (a)	4,907	110
Pico Holdings (a)	919	38
Pike Electric (a)	1,214	24
Pinnacle Airlines (a)	1,805	29
Polypore International (a)	703	12
Portfolio Recovery Associates (b)	1,592	72
Powell Industries (a)	741	31
Power-One (a) (b)	6,881	39
Preformed Line Products	24	1
Pre-Paid Legal Services (a)	826	49
Protection One (a)	244	3
Raven Industries	1,711	74
RBC Bearings (a)	2,113	85
Regal-Beloit (b)	2,931	144
Republic Airways Holdings (a)	3,070	65
Resources Connection (b)	4,735	108
Robbins & Myers	1,370	99
Rollins	2,598	79
RSC Holdings (a)	1,911	28
Rush Enterprises (a)	3,043	52
Saia (a)	1,442	20
SAIC (a)	8,003	158
Schawk	1,597	36
School Specialty (a)	1,961	66
Sequa, Class A (a)	651	113
SI International (a)	1,057	30
Simpson Manufacturing (b)	3,383	101
SkyWest (b)	5,918	162
Sotheby’s Holdings, Class A (b)	6,219	337
Spherion (a)	5,172	45
Standard Parking (a)	527	23
Standard Register	1,611	21
Standex International	1,216	26
Stanley (a)	734	19
Star Maritime Acquisition (a) (b)	1,950	29
Sun Hydraulics	1,023	37
TAL International Group	1,310	31
Taleo (a)	1,400	39
TBS International (a)	446	28
Team (a) (b)	1,312	42
Tecumseh Products, Class A (a)	1,419	26
Teledyne Technologies (a)	3,324	174
Teletech Holdings (a)	3,833	96
Tennant	1,453	69
Tetra Tech (a) (b)	5,328	124
The Lamson & Sessions Company (a)	1,434	39
The Provident Service (a)	996	32
Titan International	2,172	66
TransDigm Group (a)	839	38
Tredegar	2,993	52
Trex (a) (b)	1,219	13
Triumph Group	1,511	120
TurboChef Technologies (a)	1,803	28
Twin Disc (b)	419	28
UAP Holding	4,721	150
Ultrapetrol Bahamas (a)	1,396	26
United Industrial	782	63
United Stationers (a)	2,554	148
Universal Forest Products	1,531	55
Universal Technical Institute (a)	2,199	41
Universal Truckload Services (a)	355	6
Valmont Industries (b)	1,816	174
Viad	1,986	70
Vicor	1,784	25
Volt Information Sciences (a)	1,408	22
Wabash National	2,800	28
Walter Industries	4,775	146
Washington Group International (a)	2,677	261
Waste Connections (a)	6,048	204
Waste Services (a)	789	7
Watsco	2,100	87
Watson Wyatt & Company Holdings (b)	4,001	191
Watts Water Technologies, Class A (b)	2,749	78
Werner Enterprises (b)	4,266	81
Westinghouse Air Brake Technologies	4,468	168
Woodward Governor	2,749	184

		19,488

First American Funds  2007 Annual Report       29

Schedule of  Investments    October 31, 2007, all dollars are rounded to thousands (000)

Small Cap Index Fund (continued)
DESCRIPTION	SHARES	VALUE

Information Technology – 18.5%
3Com (a)	35,687	$174
Acacia Research – Acacia Technology (a)	2,877	47
ACI Worldwide (a)	3,408	78
Acme Packet (a)	2,025	29
Actel (a)	2,542	29
Actuate (a) (b)	5,823	51
Adaptec (a)	10,852	38
ADTRAN	5,401	130
Advanced Analogic Technologies (a) (b)	3,062	37
Advanced Energy Industries (a)	3,083	49
Advent Software (a) (b)	1,682	93
Agilysys	2,262	39
Airvana (a)	777	5
AMIS Holdings (a)	4,359	33
Amkor Technology (a) (b)	9,658	109
ANADIGICS (a) (b)	5,187	76
Anaren (a)	1,572	25
Andrew (a) (b)	14,280	209
Anixter International (a) (b)	2,832	203
Ansoft (a) (b)	1,494	45
ANSYS (a)	6,482	252
Applied Micro Circuits (a) (b)	25,970	84
Ariba (a)	7,244	94
Arris Group (a) (b)	9,997	115
Art Technology Group (a) (b)	11,382	52
AsiaInfo Holdings (a)	2,904	35
Aspen Technology (a)	8,077	141
Asyst Technologies (a)	4,766	23
Atheros Communications (a) (b)	5,305	186
ATMI (a)	3,142	101
Audiovox (a)	1,539	18
Authorize Net Holdings (a) (b)	2,811	66
Avanex (a) (b)	16,984	31
Avid Technology (a) (b)	4,101	121
Avocent (a) (b)	4,742	128
Axcelis Technologies (a) (b)	9,321	44
Bankrate (a) (b)	1,044	48
BearingPoint (a) (b)	18,317	88
Bel Fuse	1,053	33
Belden CDT (b)	4,184	244
Benchmark Electronics (a) (b)	6,271	129
Black Box	1,591	64
Blackbaud	4,030	109
Blackboard (a) (b)	2,619	131
Blue Coat Systems (a)	2,535	103
Borland Software (a) (b)	6,666	29
Bottomline Technologies (a)	1,567	25
Brightpoint (a) (b)	4,663	76
Brooks Automation (a)	7,341	95
Cabot Microelectronics (a)	2,181	87
CACI International, Class A (a) (b)	2,833	153
Cass Information Systems	600	22
Cavium Networks (a) (b)	281	8
C-COR.net (a)	4,721	58
Checkpoint Systems (a) (b)	3,803	115
Chordiant Software (a)	3,002	43
CIBER (a)	4,978	39
Cirrus Logic (a)	8,602	53
CMGI (a)	45,449	64
CNET Networks (a)	13,866	112
Cogent (a)	3,992	59
Cognex	4,056	73
Coherent (a)	2,884	95
Cohu	2,285	37
Commvault Systems (a)	3,253	66
Comscore (a)	545	20
Comtech Group (a) (b)	1,510	32
Comtech Telecommunications (a) (b)	2,212	120
Comverge (a) (b)	501	18
Concur Technologies (a)	3,176	114
Conexant Systems (a)	47,275	60
CPI International (a)	730	15
Cray (a)	2,976	18
Credence Systems (a)	9,840	30
CSG Systems International (a)	3,978	82
CTS	3,290	41
CyberSource (a) (b)	2,806	46
Cymer (a) (b)	2,910	124
Daktronics (b)	2,914	87
Data Domain (a)	536	18
DealerTrack Holdings (a) (b)	3,061	150
Digi International (a)	2,412	39
Digital River (a) (b)	3,791	201
Diodes (a)	2,742	91
Dionex (a)	1,744	153
Ditech Networks (a)	2,560	13
Divx (a)	2,129	27
Double-take Software (a)	769	18
DSP Group (a)	2,612	41
DTS (a) (b)	1,918	55
Eagle Test Systems (a)	270	3
EarthLink (a) (b)	11,272	89
Echelon (a) (b)	2,744	60
Electro Scientific Industries (a)	2,787	61
Electronics for Imaging (a) (b)	5,210	119
Emulex (a)	7,826	169
Enernoc (a)	343	16
Entegris (a)	11,119	101
Epicor Software (a)	5,861	68
EPIQ Systems (a)	2,149	42
Equinix (a) (b)	2,977	347
Euronet Worldwide (a) (b)	4,204	135
Exar (a)	2,240	27
Excel Technologies (a)	1,115	31
Exlservice Holdings (a) (b)	2,072	56
Extreme Networks (a)	11,724	51
FalconStor Software (a)	2,934	41
FARO Technologies (a)	1,345	39
FEI (a) (b)	3,251	94
Finisar (a) (b)	23,084	54
FLIR Systems (a) (b)	6,079	422
FormFactor (a)	4,350	170
Forrester Research (a)	1,591	38
Foundry Networks (a) (b)	13,359	282
Gartner, Class A (a)	6,325	138
Genesis Microchip (a)	3,490	26
Gerber Scientific (a)	2,332	26
Glu Mobile (a)	646	6
Greenfield Online (a)	1,990	30
Harmonic (a)	7,256	89
Harris Stratex Networks, Class A (a) (b)	2,482	47
Heartland Payment Systems (b)	1,095	33
Hittite Microwave (a)	1,101	55
Hughes Communications (a)	113	7
Hutchinson Technology (a)	2,491	59
Hypercom (a)	4,884	26
i2 Technologies (a) (b)	1,463	25
Ibasis	3,041	24
iGATE (a)	2,232	20
Imation	3,111	69
Imergent (b)	1,129	27
Immersion (a) (b)	2,384	39
Infinera Corporation (a) (b)	841	19
30      First American Funds  2007 Annual Report

Small Cap Index Fund (continued)
DESCRIPTION	SHARES	VALUE

Informatica (a)	8,024	$137
Information Services Group (a)	3,140	24
InfoSpace (b)	3,025	58
infoUSA	3,212	34
Integral Systems	1,062	24
Interactive Intelligence (a)	1,194	31
Interdigital (a)	4,301	92
Intermec (a) (b)	4,994	127
Internap Network Services (a)	4,486	75
Internet Capital Group (a)	3,544	45
InterVoice (a)	3,562	35
Interwoven (a)	4,154	59
Intevac (a)	2,153	38
iPass (a)	4,628	22
IPG Photonics (a)	977	19
Isilon Systems (a)	781	4
Itron (a) (b)	2,536	273
Ixia (a)	4,018	42
IXYS (a)	2,622	28
J2 Global Communications (a) (b)	4,526	152
Jack Henry & Associates (b)	7,421	217
JDA Software (a)	2,354	59
KEMET (a)	7,699	54
Keynote Systems (a)	207	3
Kulicke & Soffa (a) (b)	5,514	42
L-1 Identity Solutions (a) (b)	5,430	101
Landauer	915	45
Lattice Semiconductor (a)	10,525	44
Lawson Software (a)	12,236	138
Limelight Networks (a) (b)	1,687	22
Lionbridge Technologies (a)	5,550	26
Liquidity Services (a)	801	10
Littelfuse (a) (b)	2,039	65
Liveperson (a)	3,366	19
Lo-Jack (a) (b)	1,856	33
LoopNet (a)	2,486	47
Loral Space & Communications (a)	869	35
LTX (a)	6,070	20
Macrovision (a) (b)	4,864	117
Magma Design Automation (a) (b)	3,414	51
Magna Entertainment (a)	4,576	10
Manhattan Associates (a)	2,473	75
ManTech International (a)	1,698	67
Marchex (b)	2,566	29
Mattson Technology (a)	4,796	42
Maximus	2,012	96
Measurement Specialties (a) (b)	1,441	40
Mentor Graphics (a) (b)	7,859	126
Mercadolibre (a) (b)	1,470	66
Methode Electronics, Class A	3,423	43
Micrel	5,094	46
Micros Systems (a) (b)	3,774	271
Microsemi (a) (b)	6,865	183
MicroStrategy (a)	877	86
Microtune (a)	5,204	31
Midway Games (a) (b)	2,121	7
MIPS Technologies, Class A (a)	4,225	33
MKS Instruments (a) (b)	4,516	91
Monolithic Power Systems (a)	2,018	44
Monotype Imaging Holdings (a)	405	6
MPS Group (a) (b)	9,403	115
MRV Communications (a) (b)	12,910	37
MSC.Software (a)	4,025	56
MTS Systems (b)	1,627	72
Multi-Fineline Electronix (a) (b)	833	12
Ness Technologies (a)	2,071	24
Net 1 UEPS Technologies (a) (b)	3,835	123
Netezza (a)	212	3
NETGEAR (a) (b)	3,361	119
Netlogic Microsystems (a)	1,646	55
Network Equipment Technologies (a)	2,418	36
Newport (a) (b)	3,206	44
Nextwave Wireless (a)	2,487	15
NIC	3,511	26
Novatel Wireless (a)	2,790	73
Nuance Communications (a)	12,350	273
Omniture (a) (b)	2,592	89
OmniVision Technologies (a) (b)	5,235	116
ON Semiconductor (a) (b)	22,259	227
On2 Technologies (a) (b)	10,350	12
Online Resources (a)	2,314	21
Opentv (a)	8,591	12
Openwave Systems	8,003	32
Oplink Communications (a)	1,804	27
Opnext (a) (b)	1,712	20
Optium (a)	1,123	12
Orbcomm (a)	2,406	20
OSI Systems (a)	1,596	40
OYO Geospace (a)	407	44
Packeteer (a) (b)	3,415	30
Palm (a) (b)	9,015	81
Parametric Technology (a)	10,533	201
Park Electrochemical (b)	1,853	58
PC Connection (a)	853	13
PDF Solutions (a)	2,049	16
Pegasystems	1,230	14
Perficient (a)	2,687	51
Pericom Semiconductor (a)	2,709	40
Perot Systems, Class A (a)	8,006	117
Phase Forward (a)	3,505	83
Photronics (a) (b)	4,101	45
Plantronics (b)	4,408	121
Plexus (a)	4,249	110
PLX Technology (a)	2,582	27
PMC-Sierra (a)	19,594	177
Polycom (a) (b)	8,470	237
Powerwave Technologies (a) (b)	11,402	63
Progress Software (a) (b)	3,762	123
Pros Holdings (a)	715	13
QAD	1,425	13
Quality Systems (b)	1,561	57
Quantum (a) (b)	19,343	77
Quest Software (a) (b)	6,257	109
Rackable Systems (a) (b)	2,859	39
Radiant Systems (a)	2,518	41
RadiSys (a)	2,060	28
RealNetworks (a)	9,369	68
Renaissance Learning (b)	781	11
RF Micro Devices (a) (b)	17,810	111
RightNow Technologies (a) (b)	1,551	31
Rimage (a)	927	24
Rofin-Sinar Technologies (a)	1,426	112
Rogers (a)	1,621	79
Rudolph Technologies (a)	2,405	31
S1 (a)	5,032	42
Safeguard Scientifics (a) (b)	12,414	29
Sapient (a)	7,476	52
SAVVIS (a) (b)	2,520	95
ScanSource (a)	2,491	92
SeaChange International (a)	2,701	17
Secure Computing (a) (b)	4,272	42
Semitool (a)	1,777	16
Semtech (a) (b)	6,099	104
Sigma Designs (a) (b)	2,553	150
First American Funds  2007 Annual Report       31

Schedule of  Investments    October 31, 2007, all dollars are rounded to thousands (000)

Small Cap Index Fund (continued)
DESCRIPTION	SHARES	VALUE

Silicon Graphics (a) (b)	598	$11
Silicon Image (a)	7,972	51
Silicon Storage Technology (a)	8,899	30
Sirenza Microdevices (a)	3,607	60
SiRF Technology Holdings (a) (b)	5,050	151
Skyworks Solutions (a) (b)	15,614	144
Smart Modular Technologies (a)	4,598	41
Smith Micro Software (a) (b)	2,718	42
Sohu.com (a) (b)	2,520	151
Solera Holdings (a)	2,408	52
Sonic Solutions (a) (b)	2,617	31
SonicWALL (a) (b)	5,855	61
Sonus Networks (a) (b)	23,156	160
Sourcefire (a)	608	6
Sourceforge (a)	6,416	17
Spansion (a)	8,250	58
SPSS (a)	1,687	64
SRA International, Class A (a)	3,588	99
Standard Microsystems (a)	2,277	89
Starent Networks (a)	477	12
STEC (a) (b)	2,968	19
Stratasys (a)	1,992	52
Super Micro Computer (a)	847	8
Superior Essex (a)	1,861	62
Supertex (a)	1,143	42
Switch & Data Facilities (a)	1,170	23
Sybase (a) (b)	8,375	240
Sycamore Networks (a)	16,901	72
Sykes Enterprises (a)	2,700	48
Symmetricom (a)	4,888	23
Synaptics (a) (b)	2,422	132
Synchronoss Technologies (a) (b)	1,690	68
SYNNEX (a)	890	20
Syntel (b)	825	35
Take-Two Interactive Software (a) (b)	6,688	126
TASER International (a) (b)	5,693	95
Technitrol	3,989	117
Techtarget (a) (b)	706	12
Techwell (a) (b)	1,372	17
Tekelec (a) (b)	5,587	74
Terremark Worldwide (a)	4,757	37
Tessera Technologies (a) (b)	4,540	173
The Knot (a) (b)	2,532	49
TheStreet.com (b)	1,897	26
THQ (a)	6,137	166
TIBCO Software (a) (b)	19,120	175
TNS	2,489	40
Travelzoo (a)	678	12
Trident Microsystems (a) (b)	5,237	39
TriQuint Semiconductor (a)	13,739	86
TTM Technologies (a)	3,869	50
Tyler Technologies (a)	3,572	58
Ultimate Software Group (a)	2,240	77
Ultra Clean Holdings (a)	1,741	22
Ultratech (a) (b)	2,131	25
Unica (a)	900	12
United Online (b)	5,483	96
Universal Display (a)	2,606	49
UTStarcom (a) (b)	9,741	31
ValueClick (a)	9,155	249
Vasco Data Security International (a)	2,400	63
Veeco Instruments (a) (b)	2,900	52
Veraz Networks (a) (b)	572	5
ViaSat (a)	2,273	69
Vignette (a)	2,620	45
Visual Sciences (a)	1,807	33
Vocus (a) (b)	1,189	43
Volterra Semiconductor (a) (b)	1,934	24
Websense (a)	4,125	76
Wind River Systems (a)	6,845	86
Wright Express (a) (b)	3,964	153
X-Rite (b)	2,384	33
Zoran (a)	4,821	123
Zygo (a)	1,499	18

		23,755

Materials – 5.5%
A. Schulman	2,361	56
A.M. Castle & Company	980	29
AEP Industries (a)	745	30
Alpha Natural Resources (a)	5,723	157
AMCOL International (b)	2,286	92
American Vanguard	1,915	34
Apex Silver Mines (a) (b)	5,378	110
AptarGroup	6,347	284
Arch Chemicals	2,229	102
Balchem	1,712	37
Brush Engineered Metals (a)	1,909	92
Buckeye Technologies (a)	3,161	57
Calgon Carbon (a) (b)	3,862	58
Cambrex	2,782	32
Century Aluminum (a)	2,320	135
CF Industries Holdings (b)	5,150	453
Chesapeake (b)	1,950	14
Claymont Steel Holdings (a)	528	11
Coeur D’Alene Mines (a) (b)	27,340	108
Compass Minerals International	2,775	102
Deltic Timber	1,002	56
Ferro	3,979	82
Flotek Industries (a) (b)	1,664	85
General Moly (a) (b)	4,451	43
Georgia Gulf (b)	3,154	38
Gibraltar Industries	2,166	39
Glatfelter	3,870	62
GrafTech International (a)	9,106	172
Graphic Packaging (a)	8,155	40
Greif, Class A	3,043	194
H.B. Fuller (b)	5,562	164
Haynes International (a)	1,068	93
Headwaters (a) (b)	3,614	52
Hecla Mining (a) (b)	11,723	113
Hercules	11,032	208
Innophos Holdings	1,906	30
Innospec	2,202	47
Kaiser Aluminum	1,384	105
Koppers Holdings	1,608	72
Landec (a)	1,993	30
LSB Industries (a) (b)	1,355	37
Mercer International (a) (b)	2,654	25
Metal Management	2,349	123
Minerals Technologies	1,751	123
Myers Industries	2,569	54
Neenah Paper	1,153	39
NewMarket Group	1,403	75
NL Industries	909	10
Northwest Pipe (a)	820	30
Olin (b)	6,762	154
Olympic Steel	865	23
OM Group (a)	2,734	145
PolyOne (a)	8,528	68
Quanex	3,402	140
Rock-Tenn, Class A (b)	3,087	90
Rockwood Holdings (a) (b)	3,128	122
Royal Gold (b)	1,904	67
RTI International Metals (a)	2,105	165
32      First American Funds  2007 Annual Report

Small Cap Index Fund (continued)
DESCRIPTION	SHARES	VALUE

Schnitzer Steel Industries, Class A (b)	2,007	$133
Schweitzer-Mauduit International	1,541	43
Sensient Technologies	4,500	135
Shengda Technologies (a) (b)	1,586	13
Silgan Holdings (b)	2,353	128
Spartech	2,932	45
Stepan	370	13
Stillwater Mining (a) (b)	3,834	43
Symyx Technologies (a)	3,048	28
Terra Industries (a) (b)	8,515	314
Texas Industries (b)	2,399	175
Tronox	3,802	31
Universal Stainless & Alloy (a)	609	23
Uranium Resources (a) (b)	4,785	60
US Concrete (a)	3,452	17
Us Gold Corporation (a)	4,718	22
USEC (a) (b)	9,339	82
Valhi	232	6
W.R. Grace & Company (a) (b)	6,674	198
Wausau-Mosinee Paper (b)	4,342	43
Wheeling-Pittsburgh (a) (b)	912	18
Worthington Industries (b)	6,336	158
Zoltek Companies (a)	1,996	88

		7,024

Telecommunication Services – 1.6%
Alaska Communications Systems Group	4,335	70
Aruba Networks (a) (b)	730	14
Atlantic Tele-Network (b)	544	20
Bigband Networks (a)	1,130	7
Cbeyond (a) (b)	1,892	74
Centennial Communications, Class A (a)	2,215	23
Cincinnati Bell (a) (b)	24,288	132
Cogent Communications Group (a) (b)	4,581	127
Consolidated Communications Holdings	1,433	28
Dobson Communications, Class A (a)	13,402	173
EMS Technologies (a) (b)	1,566	44
FairPoint Communications (b)	2,705	50
Fibertower (a) (b)	9,440	30
General Communication, Class A (a)	5,258	62
Global Crossing (a) (b)	2,215	47
GlobalStar (a) (b)	1,207	10
Golden Telecom (b)	1,442	149
Hungarian Telephone & Cable (a)	329	6
ICO Global Communication Holdings (a)	9,431	41
IDT (b)	4,603	37
InPhonic (a) (b)	2,265	1
Iowa Telecommunication Services (b)	3,081	61
iPCS (a)	1,539	55
North Pittsburgh	1,530	37
NTELOS Holdings (a) (b)	2,523	76
Paetec Holding (a) (b)	6,445	87
Premiere Global Services (a)	6,491	107
Rural Cellular (a)	1,119	50
Shenandoah Telecommunications (b)	2,142	51
SureWest Communications	1,326	35
Syniverse Holdings (a)	2,334	39
Time Warner Telecom, Class A (a) (b)	13,378	311
USA Mobility	2,117	33
Vonage Holdings (a) (b)	5,930	12

		2,099
Utilities – 2.8%
Allete (b)	2,470	108
American States Water	1,868	85
Aquila (a) (b)	34,359	144
Avista	4,837	107
Black Hills (b)	3,270	145
California Water Service (b)	1,881	83
Central Vermont Public Service	933	30
CH Energy Group	1,528	71
CLECO	5,422	143
Consolidated Water (b)	1,318	44
El Paso Electric (a)	4,198	102
Empire District Electric	2,984	72
EnergySouth	721	41
IDACORP (b)	4,033	141
ITC Holdings (b)	3,897	223
Laclede Group	2,348	82
MGE Energy (b)	2,273	76
New Jersey Resources	2,626	129
Nicor (b)	4,129	179
Northwest Natural Gas	2,315	111
NorthWestern	3,492	96
Ormat Technologies	751	40
Otter Tail	2,898	100
Piedmont Natural Gas (b)	6,722	172
PNM Resources (b)	6,569	164
Portland General Electric	2,776	78
SEMCO Energy (a)	345	3
SJW (b)	1,623	57
South Jersey Industries	3,095	116
Southwest Gas	3,863	115
Southwest Water	2,261	29
UIL Holdings	2,504	88
UniSource Energy Holding (b)	3,233	103
Westar Energy (b)	8,284	221
WGL Holdings	4,200	142

		3,640

Total Common Stocks (Cost $89,833)		127,183

Warrants – 0.0%
Pegasus Wireless Warrants (b) (c)
(Cost $0)	604	—

Short-Term Investments – 0.9%
Money Market Fund – 0.6%
First American Prime Obligations Fund, Class Z (d)	694,842	695

U.S. Treasury Obligation – 0.3%
U.S. Treasury Bill
3.813%, 01/24/2008 (e)	$400	396

Total Short-Term Investments (Cost $1,090)		1,091

Investment Purchased with Proceeds from Securities Lending – 47.4%
Mount Vernon Securities Lending Prime Portfolio (f)
(Cost $60,855)	60,854,734	60,855

Total Investments – 147.4% (Cost $151,778)		189,129

Other Assets and Liabilities, Net – (47.4)%		(60,813)

Total Net Assets – 100.0%		$128,316

(a)	Non-income producing security.

(b)	This security or a portion of this security is out on loan at October 31, 2007. Total loaned securities had a market value of $59,078 at October 31, 2007. See note 2 in Notes to Financial Statements.

(c)	Security is fair valued and illiquid. As of October 31, 2007, the fair value of these investments was $0 or 0.0% of total net assets. See note 2 in Notes to Financial Statements.
First American Funds  2007 Annual Report       33

Schedule of  Investments    October 31, 2007, all dollars are rounded to thousands (000)
Small Cap Index Fund (concluded)

(d)	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor to this fund. See note 3 in Notes to Financial Statements.

(e)	Security has been deposited as initial margin on open futures contracts. Yield shown is effective yield as of October 31, 2007. See note 2 in Notes to Financial Statements.

(f)	The fund may loan securities representing up to one third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.

REIT –	Real Estate Investment Trust
Schedule of Open Futures Contracts

	Number of	Notional
	Contracts	Contract	Settlement	Unrealized
Description	Purchased	Value	Month	Appreciation

Russell 2000 Index Futures	1	$416	December 2007	$9

34      First American Funds  2007 Annual Report

Small Cap Index Fund (concluded)

(This page intentionally left blank.)

Statements of Assets and Liabilities	October 31, 2007, all dollars and shares are rounded to thousands (000), except per share data

	Equity	Mid Cap	Small Cap
	Index Fund	Index Fund	Index Fund

Investments in unaffiliated securities, at cost	$1,076,458	$240,514	$90,228
Investments in affiliated securities, at cost	13,310	26,183	695
Affiliated investment purchased with proceeds from securities lending, at cost (note 2)	432,259	144,912	60,855

ASSETS:
Investments in unaffiliated securities, at value* (note 2)	$1,969,549	$338,721	$127,579
Investments in affiliated securities, at value (note 2)	16,007	26,183	695
Affiliated investment purchased with proceeds from securities lending, at value (note 2)	432,259	144,912	60,855
Cash	32	52	82
Receivable for dividends and interest	1,921	302	103
Receivable for investment securities sold	—	311	300
Receivable for capital shares sold	610	54	32
Receivable for variation margin	123	448	7
Prepaid expenses and other assets	36	45	36

Total assets	2,420,537	511,028	189,689

LIABILITIES:
Payable upon return of securities loaned (note 2)	432,259	144,912	60,855
Payable for investment securities purchased	—	575	107
Payable for capital shares redeemed	1,428	284	331
Payable to affiliates (note 3)	624	138	70
Payable for distribution and shareholder servicing fees	92	13	6
Accrued expenses and other liabilities	11	6	4

Total liabilities	434,414	145,928	61,373

Net assets	$1,986,123	$365,100	$128,316

COMPOSITION OF NET ASSETS:
Portfolio capital	$1,070,170	$232,474	$79,794
Undistributed (distributions in excess of) net investment income	(11)	371	84
Accumulated net realized gain on investments (note 2)	20,031	33,791	11,078
Net unrealized appreciation of investments	895,788	98,207	37,351
Net unrealized appreciation of futures contracts	145	257	9

Net assets	$1,986,123	$365,100	$128,316

* Including securities loaned, at value	$424,260	$141,917	$59,078

The accompanying notes are an integral part of the financial statements.
36      First American Funds  2007 Annual Report

	Equity	Mid Cap	Small Cap
	Index Fund	Index Fund	Index Fund

Class A:
Net assets	$213,957	$17,868	$9,109
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	7,462	1,139	593
Net asset value and redemption price per share	$28.67	$15.69	$15.37
Maximum offering price per share[1]	$30.34	$16.60	$16.26
Class B:
Net assets	$31,343	$2,248	$1,245
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	1,109	146	84
Net asset value, offering price, and redemption price per share[2]	$28.27	$15.36	$14.86
Class C:
Net assets	$19,585	$5,287	$2,916
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	688	343	194
Net asset value, offering price, and redemption price per share[2]	$28.45	$15.41	$15.02
Class R:
Net assets	$7,230	$5,913	$703
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	253	379	46
Net asset value, offering price, and redemption price per share	$28.63	$15.60	$15.16
Class Y:
Net assets	$1,714,008	$333,784	$114,343
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	59,799	21,257	7,439
Net asset value, offering price, and redemption price per share	$28.66	$15.70	$15.37

[1]	The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.50%.

[2]	Class B and C have a contingent deferred sales charge. For a description of this sales charge, see notes 1 and 3 in Notes to Financial Statements.
First American Funds  2007 Annual Report       37

Statements of  Operations    For the year ended October 31, 2007, all dollars are rounded to thousands (000)

	Equity	Mid Cap	Small Cap
	Index Fund	Index Fund	Index Fund

INVESTMENT INCOME:
Dividends from unaffiliated securities	$38,052	$5,603	$1,941
Dividends from affiliated securities	1,688	659	230
Interest from unaffiliated securities	134	49	20
Securities lending income	632	249	280

Total investment income	40,506	6,560	2,471

EXPENSES (note 3):
Investment advisory fees	5,103	925	568
Administration fees	4,547	834	372
Transfer agent fees	403	121	118
Custodian fees	102	19	7
Professional fees	42	42	42
Registration fees	67	53	52
Postage and printing fees	82	18	13
Directors’ fees	16	22	23
Other expenses	54	33	37
Distribution and shareholder servicing fees – Class A	543	42	26
Distribution and shareholder servicing fees – Class B	366	24	13
Distribution and shareholder servicing fees – Class C	199	49	28
Distribution and shareholder servicing fees – Class R	25	25	2

Total expenses	11,549	2,207	1,301

Less: Fee waivers (note 3)	(2,885)	(227)	(411)
Less: Indirect payments from custodian (note 3)	(4)	(2)	(2)

Total net expenses	8,660	1,978	888

Investment income – net	31,846	4,582	1,583

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FUTURES CONTRACTS – NET (note 6):
Net realized gain on unaffiliated investments	37,487	38,080	13,831
Net realized gain on affiliated investments	767	—	—
Net realized gain on in-kind distribution (note 8)	121,979	—	—
Net realized gain on futures contracts	1,031	1,065	231
Net change in unrealized appreciation or depreciation of unaffiliated investments	75,164	12,962	(3,070)
Net change in unrealized appreciation or depreciation of affiliated investments	(966)	—	—
Net change in unrealized appreciation or depreciation of futures contracts	(447)	(65)	(89)

Net gain on investments and futures contracts	235,015	52,042	10,903

Net increase in net assets resulting from operations	$266,861	$56,624	$12,486

The accompanying notes are an integral part of the financial statements.
38      First American Funds  2007 Annual Report

Statements of  Changes in Net Assets    all dollars are rounded to thousands (000)

	Equity		Mid Cap		Small Cap
	Index Fund		Index Fund		Index Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/07	10/31/06	10/31/07	10/31/06	10/31/07	10/31/06

OPERATIONS:
Investment income – net	$31,846	$33,848	$4,582	$3,641	$1,583	$1,084
Net realized gain on unaffiliated investments	37,487	47,833	38,080	16,650	13,831	19,061
Net realized gain on affiliated investments	767	394	—	—	—	—
Net realized gain on in-kind distribution	121,979	—	—	—	—	—
Net realized gain (loss) on futures contracts	1,031	1,901	1,065	(149)	231	115
Net change in unrealized appreciation or depreciation of unaffiliated investments	75,164	241,470	12,962	24,440	(3,070)	8,715
Net change in unrealized appreciation or depreciation of affiliated investments	(966)	1,034	—	—	—	—
Net change in unrealized appreciation or depreciation of futures contracts	(447)	29	(65)	333	(89)	91

Net increase in net assets resulting from operations	266,861	326,509	56,624	44,915	12,486	29,066

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income – net:
Class A	(2,903)	(3,188)	(145)	(118)	(82)	(65)
Class B	(253)	(338)	(5)	(3)	(2)	—
Class C	(134)	(153)	(10)	(5)	(5)	(1)
Class R	(56)	(26)	(35)	(3)	(3)	(1)
Class Y	(28,278)	(30,181)	(3,806)	(3,558)	(1,322)	(1,226)
Net realized gain on investments:
Class A	(2,670)	—	(684)	(865)	(1,272)	(306)
Class B	(488)	—	(119)	(215)	(166)	(45)
Class C	(235)	—	(207)	(203)	(336)	(71)
Class R	(42)	—	(197)	(7)	(37)	(5)
Class Y	(20,073)	—	(15,634)	(20,352)	(17,014)	(4,372)

Total distributions	(55,132)	(33,886)	(20,842)	(25,329)	(20,239)	(6,092)

CAPITAL SHARE TRANSACTIONS (note 5):
Class A:
Proceeds from sales	40,302	41,039	6,269	4,721	1,987	2,728
Reinvestment of distributions	5,055	2,685	781	948	1,274	366
Payments for redemptions	(83,782)	(80,483)	(5,602)	(6,088)	(4,270)	(4,016)

Increase (decrease) in net assets from Class A transactions	(38,425)	(36,759)	1,448	(419)	(1,009)	(922)

Class B:
Proceeds from sales	1,244	1,830	218	226	413	267
Reinvestment of distributions	711	327	120	210	163	42
Payments for redemptions (note 3)	(17,733)	(21,365)	(992)	(1,406)	(598)	(668)

Decrease in net assets from Class B transactions	(15,778)	(19,208)	(654)	(970)	(22)	(359)

Class C:
Proceeds from sales	1,794	1,467	938	1,893	428	1,234
Reinvestment of distributions	338	145	197	190	301	68
Payments for redemptions (note 3)	(5,352)	(8,052)	(636)	(1,365)	(339)	(1,040)

Increase (decrease) in net assets from Class C transactions	(3,220)	(6,440)	499	718	390	262

Class R:
Proceeds from sales	4,337	2,111	2,240	3,997	598	264
Reinvestment of distributions	98	26	232	9	40	6
Payments for redemptions	(1,177)	(753)	(1,070)	(130)	(216)	(38)

Increase in net assets from Class R transactions	3,258	1,384	1,402	3,876	422	232

Class Y:
Proceeds from sales	299,763	279,571	52,493	46,865	22,880	25,574
Reinvestment of distributions	29,030	18,320	10,219	13,587	9,132	3,038
Payments for redemptions	(732,535)	(496,343)	(95,477)	(87,249)	(46,440)	(67,311)

Decrease in net assets from Class Y transactions	(403,742)	(198,452)	(32,765)	(26,797)	(14,428)	(38,699)

Decrease in net assets from capital share transactions	(457,907)	(259,475)	(30,070)	(23,592)	(14,647)	(39,486)

Total increase (decrease) in net assets	(246,178)	33,148	5,712	(4,006)	(22,400)	(16,512)
Net assets at beginning of year	2,232,301	2,199,153	359,388	363,394	150,716	167,228

Net assets at end of year	$1,986,123	$2,232,301	$365,100	$359,388	$128,316	$150,716

Undistributed (distributions in excess of) net investment income at end of year	$(11)	$—	$371	$—	$84	$—

First American Funds  2007 Annual Report       39

Financial Highlights    For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized	Distributions	Distributions			Net Asset
	Value	Net	Gains or	from Net	from Net	Distributions		Value
	Beginning	Investment	(Losses) on	Investment	Realized	from Return		End of
	of Period	Income	Investments	Income	Gains	of Capital		Period

Equity Index Fund [1]
Class A
2007 [2]	$25.80	$0.37	$3.16	$(0.36)	$(0.30)	$—		$28.67
2006 [2]	22.59	0.33	3.21	(0.33)	—	—		25.80
2005 [3]	23.00	0.01	(0.40)	(0.02)	—	—	[6]	22.59
2005 [4]	20.91	0.34	2.09	(0.34)	—	—	[6]	23.00
2004 [4]	18.70	0.23	2.22	(0.24)	—	—	[6]	20.91
2003 [4]	15.31	0.21	3.38	(0.20)	—	—		18.70
Class B
2007 [2]	$25.47	$0.17	$3.11	$(0.18)	$(0.30)	$—		$28.27
2006 [2]	22.31	0.15	3.17	(0.16)	—	—		25.47
2005 [3]	22.72	—	(0.40)	(0.01)	—	—	[6]	22.31
2005 [4]	20.66	0.18	2.06	(0.18)	—	—	[6]	22.72
2004 [4]	18.48	0.08	2.19	(0.09)	—	—	[6]	20.66
2003 [4]	15.13	0.08	3.35	(0.08)	—	—		18.48
Class C
2007 [2]	$25.62	$0.17	$3.14	$(0.18)	$(0.30)	$—		$28.45
2006 [2]	22.44	0.15	3.19	(0.16)	—	—		25.62
2005 [3]	22.85	—	(0.40)	(0.01)	—	—	[6]	22.44
2005 [4]	20.78	0.18	2.07	(0.18)	—	—	[6]	22.85
2004 [4]	18.59	0.08	2.20	(0.09)	—	—	[6]	20.78
2003 [4]	15.23	0.08	3.36	(0.08)	—	—		18.59
Class R [5]
2007 [2]	$25.77	$0.29	$3.17	$(0.30)	$(0.30)	$—		$28.63
2006 [2]	22.57	0.26	3.21	(0.27)	—	—		25.77
2005 [3]	22.98	0.01	(0.40)	(0.02)	—	—	[6]	22.57
2005 [4]	20.91	0.26	2.11	(0.30)	—	—	[6]	22.98
2004 [4]	18.70	0.23	2.20	(0.22)	—	—	[6]	20.91
2003 [4]	15.30	0.21	3.39	(0.20)	—	—		18.70
Class Y
2007 [2]	$25.79	$0.44	$3.16	$(0.43)	$(0.30)	$—		$28.66
2006 [2]	22.58	0.39	3.21	(0.39)	—	—		25.79
2005 [3]	22.99	0.02	(0.41)	(0.02)	—	—	[6]	22.58
2005 [4]	20.91	0.40	2.08	(0.40)	—	—	[6]	22.99
2004 [4]	18.69	0.29	2.22	(0.29)	—	—	[6]	20.91
2003 [4]	15.30	0.25	3.38	(0.24)	—	—		18.69

[1]	Per share data calculated using average shares outstanding method.

[2]	For the period November 1 to October 31 in the year indicated.

[3]	For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund’s fiscal year-end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

[4]	For the period October 1 to September 30 in the year indicated.

[5]	Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

[6]	Includes a tax return of capital of less than $0.01.

[7]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.
The accompanying notes are an integral part of the financial statements.
40      First American Funds  2007 Annual Report

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses to	Income (Loss) to
		Ratio of	Investment	Average	Average Net
	Net Assets	Expenses to	Income (Loss)	Net Assets	Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return [7]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

13.93%	$213,957	0.62%	1.37%	0.76%	1.23%	4%
15.76	229,185	0.62	1.36	0.77	1.21	3
(1.70)	234,629	0.62	0.69	0.79	0.52	—
11.69	238,379	0.62	1.53	0.79	1.36	4
13.12	234,349	0.62	1.13	0.79	0.96	1
23.58	158,324	0.62	1.22	0.80	1.04	1
13.05%	$31,343	1.37%	0.63%	1.51%	0.49%	4%
14.94	43,369	1.37	0.63	1.52	0.48	3
(1.78)	56,097	1.37	(0.06)	1.54	(0.23)	—
10.86	58,857	1.37	0.79	1.54	0.62	4
12.31	69,828	1.37	0.38	1.54	0.21	1
22.72	71,624	1.37	0.47	1.55	0.29	1
13.09%	$19,585	1.37%	0.62%	1.51%	0.48%	4%
14.93	20,714	1.37	0.62	1.52	0.47	3
(1.78)	24,195	1.37	(0.05)	1.54	(0.22)	—
10.84	26,258	1.37	0.79	1.54	0.62	4
12.28	30,111	1.37	0.38	1.54	0.21	1
22.65	31,330	1.37	0.47	1.55	0.29	1
13.65%	$7,230	0.87%	1.07%	1.01%	0.93%	4%
15.47	3,419	0.87	1.08	1.15	0.80	3
(1.72)	1,715	0.87	0.44	1.19	0.12	—
11.38	1,663	0.87	1.14	1.19	0.82	4
13.00	333	0.62	1.13	0.79	0.96	1
23.66	52,925	0.62	1.22	0.80	1.04	1
14.22%	$1,714,008	0.37%	1.62%	0.51%	1.48%	4%
16.07	1,935,614	0.37	1.61	0.52	1.46	3
(1.69)	1,882,517	0.37	0.94	0.54	0.77	—
11.92	1,940,567	0.37	1.78	0.54	1.61	4
13.45	1,979,198	0.37	1.38	0.54	1.21	1
23.89	1,771,795	0.37	1.46	0.55	1.28	1

First American Funds  2007 Annual Report       41

Financial Highlights    For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset	Net	Unrealized	Distributions	Distributions	Net Asset
	Value	Investment	Gains	from Net	from Net	Value
	Beginning	Income	(Losses) on	Investment	Realized	End of
	of Period	(Loss)	Investments	Income	Gains	Period

Mid Cap Index Fund [1]
Class A
2007 [2]	$14.25	$0.15	$2.08	$(0.13)	$(0.66)	$15.69
2006 [2]	13.52	0.11	1.55	(0.11)	(0.82)	14.25
2005 [3]	13.82	—	(0.30)	—	—	13.52
2005 [4]	11.84	0.09	2.40	(0.09)	(0.42)	13.82
2004 [4]	10.36	0.05	1.67	(0.05)	(0.19)	11.84
2003 [4]	8.51	0.04	2.08	(0.04)	(0.23)	10.36
Class B
2007 [2]	$13.98	$0.04	$2.03	$(0.03)	$(0.66)	$15.36
2006 [2]	13.28	—	1.53	(0.01)	(0.82)	13.98
2005 [3]	13.59	(0.01)	(0.30)	—	—	13.28
2005 [4]	11.67	(0.01)	2.37	(0.02)	(0.42)	13.59
2004 [4]	10.25	(0.03)	1.64	—	(0.19)	11.67
2003 [4]	8.44	(0.03)	2.07	—	(0.23)	10.25
Class C
2007 [2]	$14.03	$0.04	$2.03	$(0.03)	$(0.66)	$15.41
2006 [2]	13.32	—	1.55	(0.02)	(0.82)	14.03
2005 [3]	13.63	(0.01)	(0.30)	—	—	13.32
2005 [4]	11.70	(0.01)	2.38	(0.02)	(0.42)	13.63
2004 [4]	10.28	(0.03)	1.64	—	(0.19)	11.70
2003 [4]	8.47	(0.03)	2.07	—	(0.23)	10.28
Class R [5]
2007 [2]	$14.19	$0.11	$2.07	$(0.11)	$(0.66)	$15.60
2006 [2]	13.48	0.07	1.55	(0.09)	(0.82)	14.19
2005 [3]	13.78	—	(0.30)	—	—	13.48
2005 [4]	11.83	0.04	2.41	(0.08)	(0.42)	13.78
2004 [4]	10.36	0.06	1.65	(0.05)	(0.19)	11.83
2003 [4]	8.50	0.04	2.09	(0.04)	(0.23)	10.36
Class Y
2007 [2]	$14.27	$0.19	$2.07	$(0.17)	$(0.66)	$15.70
2006 [2]	13.53	0.15	1.56	(0.15)	(0.82)	14.27
2005 [3]	13.83	0.01	(0.31)	—	—	13.53
2005 [4]	11.84	0.12	2.41	(0.12)	(0.42)	13.83
2004 [4]	10.37	0.08	1.66	(0.08)	(0.19)	11.84
2003 [4]	8.51	0.06	2.09	(0.06)	(0.23)	10.37

[1]	Per share data calculated using average shares outstanding method.

[2]	For the period November 1 to October 31 in the year indicated.

[3]	For the period October 1, 2005 to October 31, 2005. Effective in 2005, the fund’s fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

[4]	For the period October 1 to September 30 in the year indicated.

[5]	Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

[6]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.
The accompanying notes are an integral part of the financial statements.
42      First American Funds  2007 Annual Report

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses to	Income (Loss)
		Ratio of	Investment	Average	to Average Net
	Net Assets	Expenses to	Income (Loss)	Net Assets	Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return [6]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

16.32%	$17,868	0.75%	1.02%	0.81%	0.96%	15%
12.70	14,722	0.75	0.77	0.81	0.71	7
(2.17)	14,318	0.75	0.26	0.80	0.21	1
21.43	14,827	0.75	0.68	0.82	0.61	15
16.80	11,987	0.75	0.47	0.80	0.42	14
25.45	5,332	0.75	0.45	0.84	0.36	23
15.41%	$2,248	1.50%	0.32%	1.56%	0.26%	15%
11.87	2,678	1.50	0.03	1.56	(0.03)	7
(2.28)	3,485	1.50	(0.49)	1.55	(0.54)	1
20.57	3,546	1.50	(0.08)	1.57	(0.15)	15
15.88	3,133	1.50	(0.27)	1.55	(0.32)	14
24.63	2,419	1.50	(0.30)	1.59	(0.39)	23
15.39%	$5,287	1.50%	0.28%	1.56%	0.22%	15%
11.96	4,320	1.50	0.02	1.56	(0.04)	7
(2.27)	3,388	1.50	(0.49)	1.55	(0.54)	1
20.60	3,533	1.50	(0.08)	1.57	(0.15)	15
15.83	2,653	1.50	(0.27)	1.55	(0.32)	14
24.55	1,756	1.50	(0.30)	1.59	(0.39)	23
16.01%	$5,913	1.00%	0.78%	1.06%	0.72%	15%
12.40	4,032	1.00	0.47	1.17	0.30	7
(2.18)	131	1.00	0.01	1.20	(0.19)	1
21.09	122	1.00	0.28	1.22	0.06	15
16.62	1	0.75	0.49	0.80	0.44	14
25.60	4,134	0.75	0.46	0.84	0.37	23
16.52%	$333,784	0.50%	1.29%	0.56%	1.23%	15%
13.05	333,636	0.50	1.03	0.56	0.97	7
(2.17)	342,072	0.50	0.51	0.55	0.46	1
21.82	353,354	0.50	0.92	0.57	0.85	15
16.97	313,403	0.50	0.73	0.55	0.68	14
25.86	239,174	0.50	0.71	0.59	0.62	23

First American Funds  2007 Annual Report       43

Financial Highlights     For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset	Net	Unrealized	Distributions	Distributions	Net Asset
	Value	Investment	Gains or	from Net	from Net	Value
	Beginning	Income	(Losses) on	Investment	Realized	End of
	of Period	(Loss)	Investments	Income	Gains	Period

Small Cap Index Fund [1]
Class A
2007 [2]	$16.23	$0.14	$1.13	$(0.12)	$(2.01)	$15.37
2006 [2]	14.12	0.07	2.56	(0.10)	(0.42)	16.23
2005 [3]	14.57	—	(0.45)	—	—	14.12
2005 [4]	13.38	0.07	2.17	(0.06)	(0.99)	14.57
2004 [4]	11.47	0.04	1.98	(0.03)	(0.08)	13.38
2003 [4]	8.55	0.04	2.92	(0.04)	—	11.47
Class B
2007 [2]	$15.77	$0.03	$1.09	$(0.02)	$(2.01)	$14.86
2006 [2]	13.76	(0.04)	2.48	(0.01)	(0.42)	15.77
2005 [3]	14.21	(0.01)	(0.44)	—	—	13.76
2005 [4]	13.15	(0.03)	2.08	—	(0.99)	14.21
2004 [4]	11.33	(0.06)	1.96	—	(0.08)	13.15
2003 [4]	8.47	(0.03)	2.90	(0.01)	—	11.33
Class C
2007 [2]	$15.92	$0.03	$1.10	$(0.02)	$(2.01)	$15.02
2006 [2]	13.88	(0.04)	2.51	(0.01)	(0.42)	15.92
2005 [3]	14.34	(0.01)	(0.45)	—	—	13.88
2005 [4]	13.26	(0.03)	2.10	—	(0.99)	14.34
2004 [4]	11.43	(0.06)	1.97	—	(0.08)	13.26
2003 [4]	8.54	(0.03)	2.93	(0.01)	—	11.43
Class R [5]
2007 [2]	$16.04	$0.11	$1.11	$(0.09)	$(2.01)	$15.16
2006 [2]	13.97	0.03	2.53	(0.07)	(0.42)	16.04
2005 [3]	14.43	—	(0.46)	—	—	13.97
2005 [4]	13.31	0.04	2.11	(0.04)	(0.99)	14.43
2004 [4]	11.41	0.03	1.97	(0.02)	(0.08)	13.31
2003 [4]	8.52	0.05	2.88	(0.04)	—	11.41
Class Y
2007 [2]	$16.23	$0.18	$1.13	$(0.16)	$(2.01)	$15.37
2006 [2]	14.12	0.11	2.55	(0.13)	(0.42)	16.23
2005 [3]	14.57	0.01	(0.46)	—	—	14.12
2005 [4]	13.43	0.11	2.12	(0.10)	(0.99)	14.57
2004 [4]	11.51	0.07	1.99	(0.06)	(0.08)	13.43
2003 [4]	8.57	0.07	2.94	(0.07)	—	11.51

[1]	Per share data calculated using average shares outstanding method.

[2]	For the period November 1 to October 31 in the year indicated.

[3]	For the period October 1, 2005 to October 31, 2005. Effective in 2005, the Fund’s fiscal year-end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

[4]	For the period October 1 to September 30 in the year indicated.

[5]	Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

[6]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.
The accompanying notes are an integral part of the financial statements.
44      First American Funds  2007 Annual Report

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses to	Income (Loss)
		Ratio of	Investment	Average	to Average Net
	Net Assets	Expenses to	Income (Loss)	Net Assets	Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return [6]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

8.56%	$9,109	0.83%	0.92%	1.12%	0.63%	12%
19.02	10,639	0.83	0.47	1.08	0.22	17
(3.09)	10,067	0.83	0.27	1.01	0.09	—
17.08	10,323	0.90	0.53	1.03	0.40	23
17.71	8,749	0.93	0.30	1.02	0.21	25
34.77	3,480	0.93	0.42	1.05	0.30	41

7.78%	$1,245	1.58%	0.17%	1.87%	(0.12)%	12%
18.07	1,333	1.58	(0.28)	1.83	(0.53)	17
(3.17)	1,498	1.58	(0.48)	1.76	(0.66)	—
15.82	1,555	1.65	(0.23)	1.78	(0.36)	23
16.83	1,494	1.68	(0.46)	1.77	(0.55)	25
33.87	993	1.68	(0.33)	1.80	(0.45)	41

7.78%	$2,916	1.58%	0.17%	1.87%	(0.12)%	12%
18.15	2,662	1.58	(0.28)	1.83	(0.53)	17
(3.21)	2,068	1.58	(0.48)	1.76	(0.66)	—
15.84	2,256	1.65	(0.23)	1.78	(0.36)	23
16.77	1,939	1.68	(0.46)	1.77	(0.55)	25
33.94	1,268	1.68	(0.33)	1.80	(0.45)	41

8.34%	$703	1.08%	0.71%	1.37%	0.42%	12%
18.75	280	1.08	0.23	1.47	(0.16)	17
(3.19)	23	1.08	0.02	1.41	(0.31)	—
16.45	11	1.15	0.30	1.43	0.02	23
17.65	1	0.93	0.24	0.99	0.18	25
34.54	3,210	0.93	0.52	1.05	0.40	41

8.84%	$114,343	0.58%	1.16%	0.87%	0.87%	12%
19.32	135,802	0.58	0.72	0.83	0.47	17
(3.09)	153,572	0.58	0.52	0.76	0.34	—
16.93	164,156	0.65	0.78	0.78	0.65	23
18.02	156,411	0.68	0.54	0.77	0.45	25
35.23	119,102	0.68	0.68	0.80	0.56	41

First American Funds  2007 Annual Report       45

Notes to  Financial Statements    October 31, 2007, all dollars and shares are rounded to thousands (000)

1 >	Organization

The Equity Index Fund, Mid Cap Index Fund, and Small Cap Index Fund (each a “fund” and collectively, the “funds”) are mutual funds offered by First American Investment Funds, Inc. (“FAIF”), which is a member of the First American Family of Funds. As of October 31, 2007, FAIF offered 42 funds, including the funds listed above. FAIF is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. FAIF’s articles of incorporation permit the funds’ board of directors to create additional funds in the future. The Equity Index Fund, Mid Cap Index Fund, and Small Cap Index Fund are each diversified open-end management investment companies.

FAIF offers Class A, Class B, Class C, Class R, and Class Y shares. Class A shares are sold with a front-end sales charge. Class B shares are subject to a contingent deferred sales charge for six years and automatically convert to Class A shares after eight years. Class C shares may be subject to a contingent deferred sales charge for 12 months and will not convert to Class A shares. Class R shares have no sales charge and are offered only through certain tax-deferred retirement plans. Class Y shares have no sales charge and are offered only to qualifying institutional investors and certain other qualifying accounts.

The funds’ prospectus provides descriptions of each fund’s investment objective, principal investment strategies, and principal risks. All classes of shares have identical voting, dividend, liquidation, and other rights, and the same terms and conditions, except that certain fees, including distribution and shareholder servicing fees, may differ among classes. Each class has exclusive voting rights on any matters relating to that class’s servicing or distribution arrangements.

2 >	Summary of Significant Accounting Policies

The significant accounting policies followed by the funds are as follows:

SECURITY VALUATIONS – Security valuations for the funds’ investments are furnished by an independent pricing service that has been approved by the funds’ board of directors. Investments in equity securities that are traded on a national securities exchange (or reported on the Nasdaq national market system) are stated at the last quoted sales price if readily available for such securities on each business day. For securities traded on the Nasdaq national market system, the funds utilize the Nasdaq Official Closing Price which compares the last trade to the bid/ask range of a security. If the last trade falls within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, the ask will be the closing price. If the last trade is below the bid, the bid will be the closing price. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price.

Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates market value.

The following investment vehicles, when held by a fund, are priced as follows: Exchange listed futures and options on futures are priced at their last sale price on the exchange on which they are principally traded, as determined by FAF Advisors, on the day the valuation is made. If there were no sales on that day, futures and options on futures will be valued at the last reported bid price. Options on securities, indices, and currencies traded on Nasdaq or listed on a stock exchange, whether domestic or foreign, are valued at the last sale price on Nasdaq or on any exchange on the day the valuation is made. If there were no sales on that day, the options will be valued at the last sale price on the previous valuation date. Last sale prices are obtained from an independent pricing service. Forward contracts (other than currency forward contracts), swaps, and over-the-counter options on securities, indices, and currencies are valued at the quotations received from an independent pricing service, if available.

When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the funds’ board of directors. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased and sold. If events occur that materially affect the value of securities (including non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities will be valued at fair value. As of October 31, 2007, the Equity Index Fund, Mid Cap Index Fund, and Small Cap Index Fund had fair
46      First American Funds  2007 Annual Report

valued securities with a total market value of $0, $0, and $0 or 0.0%, 0.0%, and 0.0%, respectively, of total net assets for the fund.

Investments in open-end mutual funds are valued at their respective net asset values on the valuation date.

SECURITY TRANSACTIONS AND INVESTMENT INCOME – For financial statement purposes, the funds record security transactions on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of bond premium and discount, is recorded on an accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS – Distributions from net investment income are declared and paid quarterly for Mid Cap Index Fund and Small Cap Index Fund and monthly for Equity Index Fund. Distributions are payable in cash or reinvested in additional shares of the fund. Any net realized capital gains on sales of a fund’s securities are distributed to shareholders at least annually.

FEDERAL TAXES – Each fund is treated as a separate taxable entity. Each fund intends to continue to qualify as a regulated investment company as provided in Subchapter M of the Internal Revenue Code, as amended, and to distribute all taxable income, if any, to its shareholders. Accordingly, no provision for federal income taxes is required.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book-to-tax differences. These differences are primarily due to losses deferred from wash sales, the tax recognition of mark to market gains (losses) on open futures contracts, proceeds from securities litigation, and the sale of real estate investment trust securities (“REITs”). To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period in which the differences arise.

On the Statements of Assets and Liabilities the following reclassifications were made:

	Accumulated	Undistributed
	Net Realized	Net Investment	Portfolio
Fund	Gain (Loss)	Income	Capital

Equity Index Fund	$(123,794)	$(233)	$124,027
Mid Cap Index Fund	(3,895)	(210)	4,105
Small Cap Index Fund	(2,172)	(85)	2,257

The tax character of distributions paid during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal period or year in which the amounts are distributed may differ from the period or year that the income or realized gains (losses) are recorded by the fund. The tax character of distributions paid during the fiscal year ended October 31, 2007 and the fiscal year ended October 31, 2006, were as follows:

	October 31, 2007

	Ordinary	Long Term
Fund	Income	Gain	Total

Equity Index Fund	$31,624	$23,508	$55,132
Mid Cap Index Fund	4,340	16,502	20,842
Small Cap Index Fund	2,149	18,090	20,239

	October 31, 2006

	Ordinary	Long Term
Fund	Income	Gain	Total

Equity Index Fund	$33,446	$440	$33,886
Mid Cap Index Fund	4,985	20,344	25,329
Small Cap Index Fund	1,293	4,799	6,092

As of October 31, 2007, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Other		Total
	Ordinary	Long Term	Accumulated	Unrealized	Accumulated
Fund	Income	Capital Gains	Losses	Appreciation	Earnings

Equity Index Fund	$1,052	$35,765	—	$879,147	$915,964
Mid Cap Index Fund	1,139	34,688	—	96,805	132,632
Small Cap Index Fund	972	10,894	(82)	36,743	48,527

First American Funds  2007 Annual Report       47

Notes to  Financial Statements    October 31, 2007, all dollars and shares are rounded to thousands (000)

The difference between book and tax basis unrealized appreciation (depreciation) is primarily due to the tax deferral of losses on wash sales and the amount of gain (loss) recognized for tax purposes due to mark-to-market adjustments on open futures contracts.

FUTURES TRANSACTIONS – In order to gain exposure to or protect against changes in the market, maintain sufficient liquidity to meet redemption requests, and to increase the level of fund assets devoted to replicating the composition of the S&P and Russell indices while reducing transaction costs, the funds may enter into S&P and Russell Index futures contracts and other stock index futures contracts. Upon entering into a futures contract, the fund is required to deposit cash or pledge U.S. government securities. The margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the fund each day (daily variation margin) and are recorded as unrealized gains (losses) until the contract is closed. When the contract is closed, the fund records a realized gain (loss) equal to the difference between the proceeds from (or cost of) the closing transaction and the fund’s basis in the contract.

Risks of entering into futures contracts, in general, include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a fund could lose more than the original margin deposit required to initiate a futures transaction. These contracts involve market risk in excess of the amount reflected in the fund’s statement of assets and liabilities. Unrealized gains (losses) on outstanding positions in futures contracts held at the close of the year will be recognized as capital gains (losses) for federal income tax purposes.

The funds’ outstanding futures contracts as of October 31, 2007, are disclosed in the Schedule of Investments.

ILLIQUID OR RESTRICTED SECURITIES – A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the fund. Illiquid securities may be valued under methods approved by the funds’ board of directors as reflecting fair value. Each fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Certain restricted securities may be considered illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, and may have contractual restrictions on resale. Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144A securities, are not subject to the limitation on a fund’s investment in illiquid securities if they are determined to be liquid in accordance with procedures adopted by the funds’ board of directors. At October 31, 2007, Equity Index Fund, Mid Cap Index Fund, and Small Cap Index Fund had investments in illiquid securities with a total value of $0, $0, and $0 or 0.0%, 0.0%, and 0.0%, respectively, of total net assets.

Information concerning illiquid securities, including restricted securities considered to be illiquid, is as follows:

Equity Index Fund	Shares	Dates Acquired	Cost Basis

Seagate Technology, Escrow Shares	45	11/00 to 11/02	$—

Mid Cap Index Fund	Shares		Date Acquired	Cost Basis

Travelcenters, Fractional Shares	—	*	10/01	$—

Small Cap Index Fund	Shares		Dates Acquired	Cost Basis

FirstBank, Fractional Share	—	*	8/05	$—
National Penn, Fractional Share	—	*	10/05	—
Pegasus Wireless, Warrants	604		8/06	—
Petrocorp, Escrow Shares	2		6/03 to 8/05	—
USB Holding Company, Fractional Share	—	*	8/05	—

*	Due to the presentation of the financial statements in thousands, the number rounds to zero.

SECURITIES LENDING – In order to generate additional income, each fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. Each fund’s policy is to receive collateral from the borrower in the form of cash, U.S. government securities, or other high-grade debt obligations equal to at least 100% of the value of securities loaned. If the value of the securities on loan increases, additional collateral is received from the borrower. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially.

U.S. Bank National Association (“U.S. Bank”), the parent company of the funds’ advisor, serves as the securities lending agent for the funds in transactions involving the lending of portfolio securities on behalf of the funds. U.S. Bank acts as the securities lending agent pursuant to, and subject to compliance with conditions contained in, an exemptive order issued by the Securities and Exchange Commission (“SEC”). U.S. Bank receives fees as a percentage of each fund’s net income from securities
48      First American Funds  2007 Annual Report

lending transactions. Collateral for securities on loan is invested in a money market fund administered by FAF Advisors, Inc. (“FAF Advisors”) and FAF Advisors receives an administration fee equal to 0.02% of such fund’s average daily net assets. Securities lending fees paid to U.S. Bank by the funds for the fiscal year ended October 31, 2007, were as follows:

Fund	Amount

Equity Index Fund	$264
Mid Cap Index Fund	108
Small Cap Index Fund	112

Each fund’s income from securities lending is recorded on the Statement of Operations as securities lending income net of fees paid to U.S. Bank.

SECURITY LITIGATION SETTLEMENTS – Income from settlement proceeds related to portfolio securities is recorded as an adjustment to realized or unrealized gains or losses when cash is received. For the fiscal year ended October 31, 2007, Equity Index Fund, Mid Cap Index Fund, and Small Cap Index Fund recorded $449, $555, and $112, respectively, as an adjustment to realized gains or losses for settlement proceeds related to securities no longer included in the portfolios.

EXPENSES – Expenses that are directly related to one of the funds are charged directly to that fund. Other operating expenses are allocated to the funds on several bases, including evenly across all funds, allocated based on relative net assets of all funds within the First American Family of Funds, or a combination of both methods. Class specific expenses, such as distribution fees and shareholder servicing fees, are borne by that class. Income, other expenses, and realized and unrealized gains and losses of a fund are allocated to each respective class in proportion to the relative net assets of each class.

INTERFUND LENDING PROGRAM – Pursuant to an exemptive order issued by the SEC, the funds, along with other registered investment companies in the First American Family of Funds, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. The funds did not have any interfund lending transactions during the fiscal year ended October 31, 2007.

DEFERRED COMPENSATION PLAN – Under a Deferred Compensation Plan (the “Plan”), non-interested directors of the First American Family of Funds may participate and elect to defer receipt of part or all of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of open-end First American Funds, preselected by each director. All amounts in the Plan are 100% vested and accounts under the Plan are obligations of the funds. Deferred amounts remain in the funds until distributed in accordance with the Plan.

USE OF ESTIMATES IN PREPARATION OF FINANCIAL STATEMENTS – The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

3 >	Fees and Expenses

INVESTMENT ADVISORY FEES – Pursuant to an investment advisory agreement (the “Agreement”), FAF Advisors manages each fund’s assets and furnishes related office facilities, equipment, research, and personnel. The Agreement requires each fund to pay FAF Advisors a monthly fee based upon average daily net assets. The annual fee for Equity Index Fund, Mid Cap Index Fund, and Small Cap Index Fund is 0.25%, 0.25%, and 0.40%, respectively. FAF Advisors has agreed to waive fees and reimburse other fund expenses through June 30, 2008, so that total fund operating expenses, as a percentage of average daily net assets, do not exceed the following amounts:

	Share Class

Fund	A	B	C	R	Y

Equity Index Fund	0.62%	1.37%	1.37%	0.87%	0.37%
Mid Cap Index Fund	0.75	1.50	1.50	1.00	0.50
Small Cap Index Fund	0.83	1.58	1.58	1.08	0.58

The funds may invest in related money market funds that are series of First American Funds, Inc., subject to certain limitations. In order to avoid the payment of duplicative investment advisory fees to FAF Advisors, which acts as the investment advisor to both the investing funds and the related money market funds, FAF Advisors will reimburse each investing fund an amount equal to that portion of FAF Advisors’ investment advisory fee received from the related money market funds that is attributable to the assets of the investing fund.

ADMINISTRATION FEES – FAF Advisors serves as the funds’ administrator pursuant to an administration agreement between FAF Advisors and the funds. U.S. Bancorp Fund Services, LLC (“USBFS”) serves as sub-administrator pursuant to a sub-administration agreement between USBFS and FAF Advisors. FAF Advisors is a subsidiary of U.S. Bank. Both U.S. Bank and USBFS are direct subsidiaries of U.S. Bancorp. Under the administration agreement, FAF Advisors is compensated to provide, or compensates other entities to provide, services to the funds. These services include various legal, oversight, administrative, and accounting services. The funds pay FAF Advisors administration fees, which are calculated
First American Funds  2007 Annual Report       49

Notes to  Financial Statements    October 31, 2007, all dollars and shares are rounded to thousands (000)

daily and paid monthly, equal to each fund’s pro rata share of an amount equal, on a annual basis, to 0.25% of the aggregate average daily net assets of all open-end mutual funds in the First American Family of Funds up to $8 billion, 0.235% on the next $17 billion of the aggregate average daily net assets, 0.22% on the next $25 billion of the aggregate average daily net assets, and 0.20% of the aggregate average daily net assets in excess of $50 billion. All fees paid to the sub-administrator are paid from the administration fee. In addition to these fees, the funds may reimburse FAF Advisors and the sub-administrator for any out-of-pocket expenses incurred in providing administration services.

TRANSFER AGENT FEES – USBFS serves as the funds’ transfer agent pursuant to a transfer agent agreement with FAIF. The funds are charged transfer agent fees on a per shareholder account basis, subject to a minimum fee per share class. These fees are charged to each fund based upon the number of accounts within that fund. In addition to these fees, the funds may reimburse USBFS for out-of-pocket expenses incurred in providing transfer agent services.

CUSTODIAN FEES – U.S. Bank serves as the funds’ custodian pursuant to a custodian agreement with FAIF. The custodian fee charged for each fund is equal to an annual rate of 0.005% of average daily net assets. All fees are computed daily and paid monthly.

Under the custodian agreement, interest earned on uninvested cash balances is used to reduce a portion of each fund’s custodian expenses. These credits, if any, are disclosed as “Indirect payments from the custodian” in the Statement of Operations. Conversely, the custodian charges a fee for any cash overdrafts incurred, which will increase the fund’s custodian expenses. For the fiscal year ended October 31, 2007, custodian fees for Equity Index Fund, Mid Cap Index Fund, and Small Cap Index Fund were unchanged as a result of overdrafts and decreased by $4, $2, and $2, respectively, as a result of interest earned.

DISTRIBUTION AND SHAREHOLDER SERVICING FEES – Quasar Distributors, LLC (“Quasar”), a subsidiary of U.S. Bancorp, serves as distributor of the funds pursuant to a distribution agreement with FAIF. Under the distribution agreement, and pursuant to a plan adopted by each fund under rule 12b-1 of the Investment Company Act, each fund pays Quasar a monthly distribution and/or shareholder servicing fee equal to an annual rate of 0.25%, 1.00%, 1.00% and 0.50% of each fund’s average daily net assets attributable to Class A shares, Class B shares, Class C shares, and Class R shares, respectively. Class Y shares pay no distribution or shareholder servicing fees. These fees may be used by Quasar to provide compensation for sales support, distribution activities, and/or shareholder servicing activities.

Under these distribution and shareholder servicing agreements, the following amounts were retained by affiliates of FAF Advisors for the fiscal year ended October 31, 2007:

Fund	Amount

Equity Index Fund	$438
Mid Cap Index Fund	52
Small Cap Index Fund	29

OTHER EXPENSES – In addition to the investment advisory fees, administration fees, transfer agent fees, custodian fees, and distribution and shareholder servicing fees, each fund is responsible for paying most other operating expenses including: legal, auditing, registration fees, postage and printing of shareholder reports, fees and expenses of independent directors, insurance, and other miscellaneous expenses. For the fiscal year ended October 31, 2007, legal fees and expenses of $16 were paid to a law firm of which an Assistant Secretary of the funds is a partner.

CONTINGENT DEFERRED SALES CHARGES – A contingent deferred sales charge (“CDSC”) is imposed on redemptions made in Class B shares. The CDSC varies depending on the number of years from time of payment for the purchase of Class B shares until the redemption of such shares. Class B shares automatically convert to Class A shares after eight years.

CDSC as a Percentage
of Dollar Amount
Year Since Purchase	Subject to Charge

First	5.00%
Second	5.00
Third	4.00
Fourth	3.00
Fifth	2.00
Sixth	1.00
Seventh	—
Eighth	—

A CDSC of 1.00% is imposed on redemptions made in Class C shares for the first twelve months.

The CDSC for Class B shares and Class C shares is imposed on the value of the purchased shares or the value at the time of redemption, whichever is less.

For the fiscal year ended October 31, 2007, total front-end sales charges and CDSCs retained by affiliates of FAF Advisors for distributing the funds’ shares were as follows:

Fund	Amount

Equity Index Fund	$155
Mid Cap Index Fund	23
Small Cap Index Fund	13

4 >	Investment in Common Stock of Affiliate

As disclosed in the Schedule of Investments, Equity Index Fund owns common stock issued by U.S. Bancorp. For
50      First American Funds  2007 Annual Report

the fiscal year ended October 31, 2007, Equity Index Fund recorded a net realized gain from the sale of U.S. Bancorp common stock of $767 and $440 of dividend income from U.S. Bancorp common stock. At October 31, 2007, Equity Index Fund had an unrealized gain of $2,697 with respect to its investment in U.S. Bancorp common stock.

5 >	Capital Share Transactions

FAIF has 358 billion shares of $0.0001 par value capital stock authorized. Capital share transactions for the funds were as follows:

	Equity		Mid Cap		Small Cap
	Index Fund		Index Fund		Index Fund

	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	10/31/07	10/31/06	10/31/07	10/31/06	10/31/07	10/31/06

Class A:
Shares issued	1,499	1,707	428	338	131	177
Shares issued in lieu of cash distributions	189	111	55	70	87	25
Shares redeemed	(3,108)	(3,323)	(377)	(434)	(281)	(259)

Total Class A transactions	(1,420)	(1,505)	106	(26)	(63)	(57)

Class B:
Shares issued	47	78	15	16	28	18
Shares issued in lieu of cash distributions	27	14	9	16	11	3
Shares redeemed	(668)	(903)	(69)	(103)	(40)	(45)

Total Class B transactions	(594)	(811)	(45)	(71)	(1)	(24)

Class C:
Shares issued	66	62	64	139	29	84
Shares issued in lieu of cash distributions	13	6	14	14	21	5
Shares redeemed	(200)	(337)	(43)	(99)	(23)	(71)

Total Class C transactions	(121)	(269)	35	54	27	18

Class R:
Shares issued	160	87	151	283	40	18
Shares issued in lieu of cash distributions	4	1	16	—	3	—
Shares redeemed	(44)	(31)	(72)	(9)	(14)	(3)

Total Class R transactions	120	57	95	274	29	15

Class Y:
Shares issued	11,085	11,626	3,523	3,363	1,488	1,699
Shares issued in lieu of cash distributions	1,087	762	722	998	623	208
Shares redeemed	(27,413)	(20,707)	(6,374)	(6,256)	(3,040)	(4,415)

Total Class Y transactions	(15,241)	(8,319)	(2,129)	(1,895)	(929)	(2,508)

Net decrease in capital shares	(17,256)	(10,847)	(1,938)	(1,664)	(937)	(2,556)

Class B shares converted to Class A shares (reflected as Class A shares issued and Class B shares redeemed) during the fiscal year ended October 31, 2007 and the fiscal year ended October 31, 2006, as follows:

	Year Ended	Year Ended
Fund	10/31/07	10/31/06

Equity Index Fund	397	373
Mid Cap Index Fund	41	42
Small Cap Index Fund	4	2

6 >	Investment Security Transactions

During the fiscal year ended October 31, 2007, purchases of securities and proceeds from sales of securities other than temporary investments in short-term securities, were as follows:

Fund	Purchases	Sales

Equity Index Fund	$79,808	$556,691
Mid Cap Index Fund	52,012	111,257
Small Cap Index Fund	16,068	47,067

The aggregate gross unrealized appreciation and depreciation of securities held by the funds and the total cost of securities (including cost of securities purchased with proceeds from securities lending) for federal income tax purposes at October 31, 2007, were as follows:

	Aggregate	Aggregate		Federal
	Gross	Gross		Income
Fund	Appreciation	Depreciation	Net	Tax Cost

Equity Index Fund	$960,899	$(81,752)	$879,147	$1,538,668
Mid Cap Index Fund	120,563	(23,758)	96,805	413,011
Small Cap Index Fund	46,539	(9,796)	36,743	152,386

7 >	Indemnifications

The funds enter into contracts that contain a variety of indemnifications. The funds’ maximum exposure under these arrangements is unknown. However, the funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

8 >	Redemption-in-Kind Transaction

On November 1, 2006, the U.S. Bancorp Pension Plan redeemed $205,549 from the First American Equity Index Fund as a redemption-in-kind transaction. In this transaction, the fund distributed a proportionate amount of securities in the fund’s portfolio to the U.S. Bancorp Pension Plan. Remaining shareholders in the fund did not
First American Funds  2007 Annual Report       51

Notes to  Financial Statements    October 31, 2007, all dollars and shares are rounded to thousands (000)

recognize any additional capital gains from the transactions.

9 >	New Accounting Pronouncement

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. Recent Securities and Exchange Commission guidance allows implementing FIN 48 in fund net asset value calculations as late as the funds’ last net asset value calculation in the first required financial statement reporting period. As a result, the funds will incorporate FIN 48 in their semiannual report on April 30, 2008. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value, and requires additional disclosure about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of October 31, 2007, the funds do not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.
52      First American Funds  2007 Annual Report

Notice to  Shareholders    October 31, 2007 (unaudited)
TAX INFORMATION

The information set forth below is for each fund’s fiscal year as required by federal laws. Most shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal periods of a fund. Accordingly, the information needed for income tax purposes will be sent in early 2008 on Form 1099-DIV. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended October 31, 2007, each fund has designated long term capital gains, ordinary income, and tax exempt income with regard to distributions paid during the period as follows:

	Long Term	Ordinary
	Capital Gains	Income	Total
	Distributions	Distributions	Distributions
Fund	(Tax Basis)[a]	(Tax Basis)[a]	(Tax Basis)

Equity Index Fund	43%	57%	100%
Mid Cap Index Fund	79	21	100
Small Cap Index Fund	89	11	100

[a]	Based on a percentage of the fund’s total distributions.
Shareholder Notification of Federal Tax Status:

Each fund has designated the following percentages of the ordinary income distributions during the fiscal year ended October 31, 2007 as dividends qualifying for the dividends received deduction available to corporate shareholders:

Equity Index Fund	100.00%
Mid Cap Index Fund	97.63
Small Cap Index Fund	76.15

In addition, each fund has designated the following percentages of the ordinary income distributions from net investment income during the fiscal year ended October 31, 2007 as qualified dividend income available to individual shareholders under the Jobs and Growth Tax Relief Reconciliation Act of 2003:

Equity Index Fund	100.00%
Mid Cap Index Fund	97.68
Small Cap Index Fund	76.67

Additional Information Applicable to Foreign Shareholders Only:

The percentage of ordinary income distributions that are designated as interest-related dividends under Internal Revenue Code Section 871(k)(1)(C) for each fund were as follows:

Fund

Equity Index Fund	3.36%
Mid Cap Index Fund	9.80
Small Cap Index Fund	7.67

The percentage of ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C) for each fund were as follows:

Fund

Equity Index Fund	0.00%
Mid Cap Index Fund	7.93
Small Cap Index Fund	35.34

HOW TO OBTAIN A COPY OF THE FUNDS’ PROXY VOTING POLICIES AND PROXY VOTING RECORD

A description of the policies and procedures that the funds use to determine how to vote proxies relating to portfolio securities, as well as information regarding how the funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge upon request by calling 800.677.FUND; (2) at firstamericanfunds.com; and (3) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
First American Funds  2007 Annual Report       53

Notice to  Shareholders    October 31, 2007 (unaudited)
FORM N-Q HOLDINGS INFORMATION

Each fund is required to file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the Securities and Exchange Commission on Form N-Q. The funds’ Forms N-Q are available (1) without charge upon request by calling 800.677.FUND and (2) on the U.S. Securities and Exchange Commission’s website at www.sec.gov. In addition, you may review and copy the funds’ Forms N-Q at the Commission’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.
APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Directors of the funds (the “Board”), which is comprised entirely of independent directors, oversees the management of each fund and, as required by law, determines annually whether to renew the funds’ advisory agreement with FAF Advisors, Inc. (“FAF Advisors”).

At a meeting on May 1-3, 2007, the Board considered information relating to the funds’ investment advisory agreement with FAF Advisors (the “Agreement”). In advance of the meeting, the Board received materials relating to the Agreement, and had the opportunity to ask questions and request further information in connection with their consideration. At a subsequent meeting on June 19-21, 2007, the Board concluded its consideration of and approved the Agreement through June 30, 2008.

Although the Agreement, which is with First American Investment Funds, Inc., relates to all of the funds, the Board separately considered and approved the Agreement with respect to each fund. In considering the Agreement, the Board, advised by independent legal counsel, reviewed and considered the factors it deemed relevant, including: (1) the nature, quality and extent of FAF Advisors’ services to the funds, (2) the investment performance of the funds, (3) the profitability of FAF Advisors related to the funds, including an analysis of FAF Advisors’ cost of providing services and comparative expense information, (4) whether economies of scale may be realized as the funds grow and whether fee levels are adjusted to enable fund investors to share in these economies of scale, and (5) other benefits that accrue to FAF Advisors through its relationship with the funds. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board’s decision to approve the Agreement.

Before approving the Agreement, the Board met in executive session with its independent counsel on numerous occasions to consider the materials provided by FAF Advisors and the terms of the Agreement. Based on its evaluation of those materials, the Board concluded that the Agreement is fair and in the best interests of the shareholders of each fund. In reaching its conclusions, the Board considered the following:
Nature, Quality and Extent of Investment Advisory Services

The Board examined the nature, quality and extent of the services provided by FAF Advisors to each fund. The Board reviewed FAF Advisors’ key personnel who provide investment management services to each fund as well as the fact that, under the Agreement, FAF Advisors has the authority and responsibility to make and execute investment decisions for each fund within the framework of that fund’s investment policies and restrictions, subject to review by the Board. The Board further considered that FAF Advisors’ duties with respect to each fund include (i) investment research and security selection, (ii) adherence to (and monitoring compliance with) the fund’s investment policies and restrictions and the Investment Company Act of 1940, and (iii) monitoring the performance of the various organizations providing services to the funds, including the funds’ distributor, sub-administrator, transfer agent and custodian. Finally, the Board considered FAF Advisors’ representation that the services provided by FAF Advisors under the Agreement are the type of services customarily provided by investment advisors in the fund industry.

The Board also considered compliance reports about FAF Advisors from the funds’ Chief Compliance Officer.

Based on the foregoing, the Board concluded that each fund is likely to benefit from the nature, extent and quality of the services provided by FAF Advisors under the Agreement.
Investment Performance of the Funds

The Board considered the performance of each fund, including how the fund performed versus the median performance of a group of comparable funds selected by an independent data service (the “performance universe”) and how the fund performed versus its benchmark index. The performance periods reviewed by the Board all ended on January 31, 2007.

Equity Index Fund. The Board noted that the objective of the fund is to provide investment results that correspond to the performance of the Standard & Poor’s 500 Composite Index and that the fund’s prospectus states the goal of attaining “at
54      First American Funds  2007 Annual Report

least 95%” correlation with the Index. The Board considered that results over the past three years on a gross-of-fees basis have a correlation to the Index of over 99%, even though, net of fees, the fund performed below its benchmark index for the one-, three-, five- and ten-year periods. The fund’s performance also was comparable to that of its performance universe for all periods, except that for the ten-year period Class A shares underperformed the performance universe. The Board concluded that, in light of the fund’s close tracking of its benchmark index and competitive performance vis-à-vis its performance universe, it would be in the interest of the fund and its shareholders to renew the Agreement.

Mid Cap Index Fund. The Board noted that the objective of the fund is to provide investment results that correspond to the performance of the Standard & Poor’s MidCap 400 Composite Index and that the fund’s prospectus states the goal of attaining “at least 95%” correlation with the Index. The Board considered that results over the past three years on a gross-of-fees basis have a correlation to the Index of over 99%, even though, net of fees, the fund performed below its benchmark index for the one-, three-and five-year periods. The fund’s performance was equal to or better than that of its performance universe for the three- and five-year periods while the fund underperformed its performance universe for the one-year period. The Board concluded that, in light of the fund’s close tracking of its benchmark index and competitive performance vis-à-vis its performance universe for longer periods, it would be in the interest of the fund and its shareholders to renew the Agreement.

Small Cap Index Fund. The Board noted that the objective of the fund is to provide investment results that correspond to the performance of the Russell 2000 Index and that the fund’s prospectus states the goal of attaining “at least 95%” correlation with the Index. The Board considered that results over the past three years on a gross-of-fees basis have a correlation to the Index of over 99%, even though, net of fees, the fund performed below its benchmark index for the one-, three- and five-year periods. The Board noted that the fund outperformed its performance universe for the one-year period while it underperformed its performance universe for the three-and five-year periods. The Board concluded that, in light of the fund’s close tracking of its benchmark index and its competitive one-year versus that of its performance universe, it would be in the interest of the fund and its shareholders to renew the Agreement.
Costs of Services and Profits Realized by FAF Advisors

The Board reviewed FAF Advisors’ estimated costs in serving as the funds’ investment manager, including the costs associated with the personnel and systems necessary to manage each fund. The Board also considered the reported profitability of FAF Advisors and its affiliates resulting from their relationship with each fund. For each fund, the Board reviewed fee and expense information as compared to that of other funds and accounts managed by FAF Advisors and of comparable funds managed by other advisors. The Board found that while the management fees for FAF Advisors’ institutional separate accounts are lower than the funds’ management fees, the funds receive additional services from FAF Advisors that separate accounts do not receive.

Using information provided by an independent data service, the Board also evaluated each fund’s advisory fee compared to the median advisory fee for other mutual funds similar in size, character and investment strategy, and each fund’s total expense ratio after waivers compared to the median total expense ratio, after waivers, of comparable funds. The Board considered FAF Advisors’ pricing philosophy. FAF Advisors attempts generally to maintain each fund’s total operating expenses at a level that approximates its peer group median total expense ratio. FAF Advisors noted that, in keeping with this pricing philosophy, it intended to waive its investment advisory fees to the extent necessary to maintain the funds’ total expense ratios at levels generally in line with their respective peer groups. The Board concluded that FAF Advisors’ pricing philosophy is a reasonable one and that the funds’ advisory fees and total expense ratios are reasonable in light of the services provided.

Further detail considered by the Board regarding the advisory fees and total expense ratios of each fund is set forth below:

Equity Index Fund. The Board considered that the fund’s contractual advisory fee, as well as its advisory fee and total expense ratio after waivers, are competitive with the peer group median. The Board concluded that the fund’s advisory fee and total expense ratio are reasonable.

Mid Cap Index Fund. The Board considered that the fund’s contractual advisory fee is equal to that of the peer group median, and that the fund’s advisory fee and the fund’s total expense ratio, after waivers, are competitive with the peer group median. The Board concluded that the fund’s advisory fee and total expense ratio are reasonable.

Small Cap Index Fund. The Board considered that, while the fund’s contractual advisory fee is higher than that of the peer group median, the fund’s advisory fee, after waivers, and the fund’s total expense ratio, after waivers, are lower than the peer group median. The Board concluded that the fund’s advisory fee and total expense ratio are reasonable.
First American Funds  2007 Annual Report       55

Notice to  Shareholders    October 31, 2007 (unaudited)
Economies of Scale in Providing Investment Advisory Services

The Board considered the extent to which each fund’s investment advisory fee reflects economies of scale for the benefit of fund shareholders. Based on information provided by FAF Advisors, the Board noted that profitability will likely increase somewhat as assets grow over time. The Board considered that, although the funds do not have advisory fee breakpoints in place, FAF Advisors has committed to waive advisory fees to the extent necessary to keep each fund’s total expenses generally in line with the median total expenses of a peer group of funds as selected by an independent data service. The Board considered FAF Advisors’ assertion that the median total expense ratio of a fund’s peer group will necessarily reflect the effect of any breakpoints in the advisory fee schedules of the funds in that group and any economies of scale which those funds realize. Therefore, by capping a fund’s total expense ratio at a level close to the median, fund shareholders will effectively receive the benefit of any breakpoints in the comparable funds’ advisory fee schedules and any such economies of scale. In light of FAF Advisors’ commitment to keep total fund expenses competitive, the Board concluded that it would be reasonable and in the best interest of each fund and its shareholders to renew the Agreement.
Other Benefits to FAF Advisors

In evaluating the benefits that accrue to FAF Advisors through its relationship with the funds, the Board noted that FAF Advisors and certain of its affiliates serve the funds in various capacities, including as advisor, administrator, sub-administrator, transfer agent, distributor, custodian and securities lending agent, and receive compensation from the funds in connection with providing services to the funds. The Board considered that each service provided to the funds by FAF Advisors or one of its affiliates is pursuant to a written agreement, which the Board evaluates periodically as required by law.

The Board also considered FAF Advisors’ use of the funds’ portfolio brokerage transactions to obtain research. The Board concluded, based on its own review and on representations of FAF Advisors, that FAF Advisors’ use of “soft” commission dollars was consistent with regulatory requirements.

After full consideration of these factors, the Board concluded that approval of the Agreement was in the best interest of each fund and its shareholders.
56      First American Funds  2007 Annual Report

Directors and Officers of the Funds

Independent Directors

Other
	Position(s)	Term of Office		Number of Portfolios	Directorships
Name, Address, and	Held	and Length of	Principal Occupation(s)	in Fund Complex	Held by
Year of Birth	with Funds	Time Served	During Past 5 Years	Overseen by Director	Director †

Benjamin R. Field III P.O. Box 1329 Minneapolis, MN 55440-1329 (1938)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since September 2003	Retired; Senior Financial Advisor, Bemis Company, Inc. from May 2002 through February 2004	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

Roger A. Gibson P.O. Box 1329 Minneapolis, MN 55440-1329 (1946)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since October 1997	Director, Charterhouse Group, Inc., a private equity firm, since October 2005; Vice President and Chief Operating Officer, Cargo – United Airlines, from July 2001 through July 2004	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

Victoria J. Herget P.O. Box 1329 Minneapolis, MN 55440-1329 (1951)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since September 2003	Investment consultant and non-profit board member	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

John P. Kayser P.O. Box 1329 Minneapolis, MN 55440-1329 (1949)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since October 2006	Retired; Principal from 1983 to 2004 and Chief Financial Officer and Chief Administrative Officer from 1988 to 2002, William Blair & Company, LLC	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

Leonard W. Kedrowski P.O. Box 1329 Minneapolis, MN 55440-1329 (1941)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since November 1993	Owner and President, Executive and Management Consulting, Inc., a management consulting firm; Board member, GC McGuiggan Corporation (dba Smyth Companies), a label printer; former Chief Executive Officer, Creative Promotions International, LLC, a promotional award programs and products company, through October 2003	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

Richard K. Riederer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since August 2001	Owner and Chief Executive Officer, RKR Consultants, Inc. and non-profit board member since 2005; Director, President, and Chief Executive Officer, Weirton Steel through 2001	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	Cleveland Cliffs Inc (a producer of iron ore pellets)

Joseph D. Strauss P.O. Box 1329 Minneapolis, MN 55440-1329 (1940)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since September 1991	Attorney At Law, Owner, and President, Strauss Management Company, a Minnesota holding company for various organizational management business ventures; Owner, Chairman and Chief Executive Officer, Community Resource Partnerships, Inc., a strategic planning, operations management, government relations, transportation planning and public relations organization; Owner, Chairman and Chief Executive Officer, Excensus™, LLC, a strategic demographic planning and application development firm since 2001	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

First American Funds  2007 Annual Report       57

Notice to  Shareholders    October 31, 2007 (unaudited)

Independent Directors — concluded

Other
	Position(s)	Term of Office		Number of Portfolios	Directorships
Name, Address, and	Held	and Length of	Principal Occupation(s)	in Fund Complex	Held by
Year of Birth	with Funds	Time Served	During Past 5 Years	Overseen by Director	Director †

Virginia L. Stringer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Chair; Director	Chair Term three years. Directors Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Chair of FAIF’s Board since September 1997; Director of FAIF since September 1987	Governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; Executive Consultant to State Farm Insurance Company through 2003	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

James M. Wade P.O. Box 1329 Minneapolis, MN 55440-1329 (1943)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since August 2001	Owner and President, Jim Wade Homes, a homebuilding company	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

†	Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.
The Statement of Additional Information (SAI) includes additional information about fund directors and is available upon request without charge by calling 800-677-FUND or writing to First American Funds, P.O. Box 1330, Minneapolis, Minnesota, 55440-1330.
58      First American Funds  2007 Annual Report

Officers

	Position(s)	Term of Office
Name, Address, and	Held	and Length of
Year of Birth	with Funds	Time Served	Principal Occupation(s) During Past 5 Years

Thomas S. Schreier, Jr. FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1962)*	President	Re-elected by the Board annually; President of FAIF since February 2001	Chief Executive Officer of FAF Advisors, Inc.; Chief Investment Officer of FAF Advisors, Inc., since September 2007

Jeffery M. Wilson FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1956)*	Vice President – Administration	Re-elected by the Board annually; Vice President – Administration of FAIF since March 2000	Senior Vice President of FAF Advisors, Inc.

Charles D. Gariboldi, Jr. FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1959)*	Treasurer	Re-elected by the Board annually; Treasurer of FAIF since October 2004	Mutual Funds Treasurer, FAF Advisors, Inc., since October 2004; prior thereto, Vice President of Investment Accounting and Fund Treasurer for Thrivent Financial for Lutherans

Jill M. Stevenson FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1965)*	Assistant Treasurer	Re-elected by the Board annually; Assistant Treasurer of FAIF since September 2005	Mutual Funds Assistant Treasurer, FAF Advisors, Inc., since September 2005; prior thereto, Director, Senior Project Manager, FAF Advisors, Inc. from May 2003 to September 2005; prior thereto, Vice President, Director of Operations, Paladin Investment Associates, LLC

David H. Lui FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1960)*	Chief Compliance Officer	Re-elected by the Board annually; Chief Compliance Officer of FAIF since March 2005	Chief Compliance Officer for First American Funds and FAF Advisors, Inc., since March 2005; prior thereto, Chief Compliance Officer, Franklin Advisors, Inc. and Chief Compliance Counsel, Franklin Templeton Investments from March 2004 to March 2005; prior thereto, Vice President, Charles Schwab & Co., Inc.

Jason K. Mitchell FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1976)*	Anti-Money Laundering Officer	Re-elected by the Board annually; Anti-Money Laundering Officer of FAIF since September 2006	Compliance Manager, FAF Advisors, Inc., since June 2006; prior thereto, Compliance Analyst, FAF Advisors, Inc. from October 2004 to June 2006; prior thereto, Senior Systems Helpdesk Analyst, Wachovia Retirement Services from November 2002 to October 2004; prior thereto, Senior Retirement Plan Specialist, PFPC, Inc.

Kathleen L. Prudhomme FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1953)*	Secretary	Re-elected by the Board annually; Secretary of FAIF since December 2004; prior thereto, Assistant Secretary of FAIF since September 1998 through December 2004	Deputy General Counsel, FAF Advisors, Inc., since November 2004; prior thereto, Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm

James D. Alt Dorsey & Whitney LLP 50 South Sixth Street Suite 1500, Minneapolis, MN 55402 (1951)	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since December 2004; prior thereto, Secretary of FAIF since June 2002; Assistant Secretary of FAIF from September 1998 through June 2002	Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm

Brett L. Agnew FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1971)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since December 2004	Counsel, FAF Advisors, Inc., since August 2004; prior thereto, Senior Counsel, Thrivent Financial for Lutherans

First American Funds  2007 Annual Report       59

Notice to  Shareholders    October 31, 2007 (unaudited)

Officers — concluded

	Position(s)	Term of Office
Name, Address, and	Held	and Length of
Year of Birth	with Funds	Time Served	Principal Occupation(s) During Past 5 Years

James R. Arnold U.S. Bancorp Fund Services, LLC 615 E. Michigan Street Milwaukee, WI 53202 (1957)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since June 2003	Senior Vice President, U.S. Bancorp Fund Services, LLC

Richard J. Ertel FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1967)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since June 2006 and from June 2003 through August 2004	Counsel, FAF Advisors, Inc., since May 2006; prior thereto, Counsel, Ameriprise Financial Services, Inc. from September 2004 to May 2006; prior to that, Counsel, FAF Advisors, Inc. from May 2003 to August 2004; prior to May 2003, Associate Counsel, Hartford Life and Accident Insurance Company

*	Messrs. Schreier, Wilson, Gariboldi, Lui, Mitchell, Agnew and Ertel, Ms. Stevenson and Ms. Prudhomme are each officers and/or employees of FAF Advisors, Inc., which serves as investment adviser and administrator for FAIF. Mr. Arnold is an officer of U.S. Bancorp Fund Services, LLC, which is a subsidiary of U.S. Bancorp and which serves as Transfer Agent for FAIF.
60      First American Funds  2007 Annual Report

Board of Directors    First American Investment Funds, Inc.

Virginia Stringer

Chairperson of First American Investment Funds, Inc.
Governance Consultant; former Owner and President of Strategic Management
Resources, Inc.

Benjamin Field III

Director of First American Investment Funds, Inc.
Retired; former Senior Financial Advisor, Senior Vice President,
Chief Financial Officer, and Treasurer of Bemis Company, Inc.

Roger Gibson

Director of First American Investment Funds, Inc.
Director of Charterhouse Group, Inc.

Victoria Herget

Director of First American Investment Funds, Inc.
Investment Consultant; former Managing Director of Zurich Scudder Investments

John Kayser

Director of First American Investment Funds, Inc.
Retired; former Principal, Chief Financial Officer, and Chief Administrative Officer of
William Blair & Company, LLC

Leonard Kedrowski

Director of First American Investment Funds, Inc.
Owner and President of Executive and Management Consulting, Inc.

Richard Riederer

Director of First American Investment Funds, Inc.
Owner and Chief Executive Officer of RKR Consultants, Inc.

Joseph Strauss

Director of First American Investment Funds, Inc.
Owner and President of Strauss Management Company

James Wade

Director of First American Investment Funds, Inc.
Owner and President of Jim Wade Homes

First American Investment Funds’ Board of Directors is comprised entirely of independent directors.

Direct fund correspondence to:

First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. Further, there is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers only through the period ended October 31, 2007. The portfolio managers’ views are subject to change at any time based upon market or other conditions.
This report is for the information of shareholders of the First American Investment Funds, Inc. It may also be used as sales literature when preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, and charges and expenses of the funds. Read the prospectus carefully before investing.
The figures in this report represent past performance and do not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
INVESTMENT ADVISOR

FAF Advisors, Inc.
800 Nicollet Mall
Minneapolis, Minnesota 55402
ADMINISTRATOR

FAF Advisors, Inc.
800 Nicollet Mall
Minneapolis, Minnesota 55402
TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
CUSTODIAN

U.S. Bank National Association
60 Livingston Avenue
St. Paul, Minnesota 55101
DISTRIBUTOR

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
220 South Sixth Street
Suite 1400
Minneapolis, Minnesota 55402
COUNSEL

Dorsey & Whitney LLP
50 South Sixth Street
Suite 1500
Minneapolis, Minnesota 55402

First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330
In an attempt to reduce shareholder costs and help eliminate duplication, First American Funds will try to limit their mailing to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call First American Investor Services at 800.677.FUND or visit firstamericanfunds.com.
0153-07 12/2007 AR-INDEX

FIRST AMERICAN FUNDS.

October 31, 2007

2007 ANNUAL REPORT

Stock Funds

Mutual fund investing involves risk; principal loss is possible.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Message to Shareholders     December 10, 2007

Dear Shareholders:

We invite you to take a few minutes to review the results of the fiscal year ended October 31, 2007.
This report includes comparative performance graphs and tables, portfolio commentaries, complete listings of portfolio holdings, and additional fund information. We hope you will find this helpful in monitoring your investment portfolio.
Also, through our website, firstamericanfunds.com, we provide quarterly performance fact sheets on all First American Funds, the economic outlook as viewed by our senior investment officers, and other information about fund investments and portfolio strategies.
Please contact your financial professional if you have questions about First American Funds or contact First American Investor Services at 800.677.FUND.
We appreciate your investment with First American Funds and look forward to serving your financial needs in the future.
Sincerely,

Virginia L. Stringer Chairperson of the Board First American Investment Funds, Inc.	Thomas S. Schreier, Jr. President First American Investment Funds, Inc.
First American Funds  2007 Annual Report       1

Real Estate Securities Fund
Investment Objective: to provide above-average current income and long-term capital appreciation
How did the fund perform for the fiscal year ended October 31, 2007?
The First American Real Estate Securities Fund (the “fund”), Class Y shares, returned 1.01% for the fiscal year ended October 31, 2007 (Class A shares returned 0.78% without taking the sales charge into account). By comparison, the fund’s benchmark, the MSCI U.S. REIT Index*, returned -0.29% for the same period.
What were the general economic and market conditions during the fiscal year?
Economic growth was generally below its long-term potential growth rate during the fiscal year as evidenced by the increase in the unemployment rate to 4.7% in October from 4.4% a year earlier. The subpar pace of domestic economic growth, along with significant credit market imbalances that developed in August and caused a broader tightening in financial market conditions, led the Federal Reserve to cut the Fed funds rate by 50 basis points on September 18 and another 25 basis points on October 31. Despite these rate cuts by the Fed, equity markets generally remained below the high levels reached earlier in the year, and then weakened significantly subsequent to year end. This weakness in the market corresponded with the reporting of third-quarter S&P 500 earnings results, which showed the first year-over-year decline in operating earnings since the final quarter of 2001. Expectations for fourth-quarter earnings growth were lowered significantly as well, resulting in a challenging market environment as the new fiscal year began.
What worked for the fund and why?
The fund benefited from individual stock selection. The portfolio had a bias toward growth and higher-quality companies, and continues to invest on a relative-value basis (with focus on individual stocks rather than economic or market cycles). Early in the fiscal year, an emphasis on coastal markets, which experienced better job growth and better supply/demand dynamics, proved beneficial. As the year progressed, the fund reduced its holdings in job markets with exposure to the financial services industry. The fund’s best-performing sectors were apartments, community centers, and offices.
What did not work for the fund and why?
The commercial mortgage REIT sector and real estate services sector underperformed due to negative market sentiment about the mortgage environment and slowing commercial real estate transaction volume.
What strategic moves were made by the fund and why?
The fund’s early emphasis on coastal markets was a successful strategy. The fund invests on a relative-value basis. One result of this is a fairly balanced position across the various property types. The fund was overweight in the industrial sector, given employment and gross domestic product growth and favorable supply/demand characteristics in that sector. In early 2007, the fund gained the ability to invest up to 15% of assets in non-dollar denominated real estate stocks. At the end of the fiscal year, the fund had less than 3% of assets in non-dollar denominated stocks.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.
Top 10 Holdings as of October 31, 20071  (% of net assets)

Simon Property Group	7.5%
Prologis	5.1
Vornado Realty Trust	4.7
Host Marriott	4.3
Public Storage	4.2
Boston Properties	4.0
Marriott International, Class A	3.9
SL Green Realty	3.4
Duke Realty	2.9
Macerich	2.8
Sector Allocation as of October 31, 20071  (% of net assets)

Office	17.2%
Apartments	14.3
Malls	14.0
Hotels	11.9
Industrials	10.3
Community Centers	9.8
Diversified	6.2
Healthcare	6.1
Self Storage	4.5
Investment Companies	2.3
International	0.6
Net Lease	0.4
Real Estate Service Provider	0.3
Manufactured Homes	0.3
Mortgage	0.3
Student Housing	0.1
Short-Term Investment	0.7
Other Assets and Liabilities, Net[2]	0.7

100.0%

[1]	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

[2]	Investments in securities typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.
2      First American Funds  2007 Annual Report

Annual Performance1,2

	October 31, 2007					September 30, 2007*

				Since Inception					Since Inception

	1 year	5 years	10 years	2/1/2000	9/24/2001	1 year	5 years	10 years	2/1/2000	9/24/2001
Average annual return with sales charge (POP)
Class A	(4.76)%	22.92%	13.31%	—	—	(0.42)%	21.70%	12.81%	—	—

Class B	(4.51)%	23.21%	13.11%	—	—	(0.12)%	22.00%	12.61%	—	—

Class C	(0.87)%	23.40%	—	19.98%	—	3.67%	22.19%	—	19.96%	—
Average annual return without sales charge (NAV)
Class A	0.78%	24.32%	13.95%	—	—	5.38%	23.09%	13.45%	—	—

Class B	0.00%	23.38%	13.11%	—	—	4.60%	22.18%	12.61%	—	—

Class C	0.03%	23.40%	—	19.98%	—	4.61%	22.19%	—	19.96%	—

Class R	0.52%	24.10%	—	—	21.56%	5.07%	22.88%	—	—	21.54%

Class Y	1.01%	24.64%	14.24%	—	—	5.63%	23.41%	13.74%	—	—

MSCI U.S. REIT Index[3]	(0.29)%	22.89%	12.49%	19.18%	20.07%	4.67%	21.34%	12.04%	19.23%	20.14%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Sector funds such as the First American Real Estate Securities Fund are more vulnerable to price fluctuation as a result of events that may affect the industry in which they focus than are funds that invest in multiple industries. Share prices of sector funds also will fluctuate with changing market conditions, as will share prices of other stock funds. Sector funds should not be treated as a core investment; rather, their role is to round out the growth portion of a well-diversified investment portfolio.

Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares and the contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investment performance reflects fee waivers that were in effect during the periods indicated. In the absence of such fee waivers, total returns would be reduced.

As of the most recent prospectus, the fund’s total annual operating expense ratio for Class A, Class B, Class C, Class R, and Class Y shares was 1.21%, 1.96%, 1.96%, 1.46%, and 0.96%, respectively.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.
Value of $10,000 Investment1,2,4  as of October 31, 2007

Real Estate Securities Fund, Class A (NAV)	$36,914

Real Estate Securities Fund, Class A (POP)	$34,880

MSCI U.S. REIT Index[3]	$32,438

The chart at right illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 10/31/1997 to 10/31/2007) as compared to the MSCI U.S. REIT Index[3].

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

[3]	An unmanaged index of the most actively traded real estate investment trusts.

[4]	Performance for Class B, Class C, Class R, and Class Y shares is not presented. Performance for these classes will vary due to the different expense structures.
First American Funds  2007 Annual Report       3

International Fund
Investment Objective: long-term growth of capital
How did the fund perform for the fiscal year ended October 31, 2007?
The First American International Fund (the “fund”), Class Y shares, returned 19.23% for the fiscal year ended October 31, 2007 (Class A shares returned 18.92% without taking the sales charge into account). By comparison, the fund’s benchmark, the MSCI EAFE Index*, returned 25.43% for the same period.
What were the general economic and market conditions during the fiscal year?
Global equity markets posted significant gains in the 12 months ended October 31, 2007, but the ride was far from smooth. As the fiscal year progressed, market volatility increased. Rising commodity prices triggered inflationary concerns, which prompted a number of central banks to raise rates. A slowdown in the U.S. housing market raised questions about U.S. loan quality, which in turn triggered a credit crisis during the summer and a lowering of the U.S. discount and target rates. Despite the gyrations, however, the MSCI EAFE Index rose significantly in the fiscal year. Most sectors posted strong returns, with materials and telecommunications services leading the way. Industrials also had a strong year. The biggest laggard was healthcare, where markets continued to worry about pricing and pipelines. Regionally, aside from emerging markets, the standout performer for the year was the Pacific ex-Japan region. The region was driven by growth expectations as well as a huge surge in liquidity that saw record days of trading volumes across exchanges. Japan was the laggard, effectively posting a flat year in what was a strong global market backdrop.
What worked for the fund and why?
Stock selection, primarily in the energy sector, contributed to fund performance during the fiscal year. Shares of Companhia Vale do Rio Doce, the Brazilian diversified mineral company, contributed positively to relative returns as the market became increasingly focused on news about an early positive settlement of iron ore price negotiations. We believed that the stock was an inexpensive way to access the structurally sound iron ore market. Additionally, the continued fervor of corporate activity across the sector has supported the stock’s current discount valuation. Shares of Petroleo Brasileiro, a Brazilian oil company, rose as oil prices soared to record levels. The company also benefited from its very successful exploration program, which demonstrated its ability to extend growth beyond its current investment phase.
Mitsubishi, a Japanese trading company, had a positive impact on the fund. Japanese trading companies, in general, have done well this year on the back of continued strength in commodity prices, in which they deal extensively.
What did not work for the fund and why?
The North American business division of Wolseley, the world’s largest distributor of plumbing and heating equipment, was negatively impacted by U.S. housing woes. There were also concerns that ongoing rate hikes in the United Kingdom would be detrimental to the company, as its debt levels jumped following last year’s purchase of the DT Group. More recently, the company reported its first profit decline in six years.
Mitsubishi UFJ Financial Group and Sumitomo Mitsui Financial Group, two Japanese banks, detracted from performance. Japanese banks in general fared poorly, as investors sold off the sector indiscriminately due to dashed hopes of interest rate rises and mounting concerns about U.S. subprime exposure. Japanese rates were slow to rise and loan growth was lackluster, curtailing the expansion of net interest earnings.
What strategic moves were made by the fund and why?
The fund is purposely constructed to be diversified by both sector and region, compared to its benchmark. Deviations from the benchmark reflect stock selection decisions rather than tactical asset allocation decisions. The fund was positioned to focus on larger-capitalization, quality companies that were growing at a faster pace than their peers yet were still attractively priced.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.
4      First American Funds  2007 Annual Report

Top 10 Holdings as of October 31, 20071  (% of net assets)

Total	3.6%
HSBC	3.2
Eni	2.6
Vodafone	2.5
BHP Billiton	2.3
Tesco	2.2
Standard Chartered	2.2
Nokia Oyj	2.1
UBS	2.0
Axa	2.0
Country Allocation as of October 31, 20071  (% of net assets)

Great Britain	20.4%
Japan	18.6
France	13.8
Switzerland	12.0
Germany	6.6
Italy	4.9
Hong Kong	4.3
Netherlands	4.0
Brazil	3.1
Australia	2.6
Finland	2.1
Spain	1.9
Belgium	1.8
Taiwan	0.7
Ireland	0.7
South Korea	0.6
Greece	0.5
Mexico	0.4
Egypt	0.2
Short-Term Investment	0.9
Other Assets & Liabilities, Net[2]	(0.1)

100.0%

[1]	Fund holdings and country allocations are subject to change at any time and are not recommendations to buy or sell any security.

[2]	Investments in securities typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.
First American Funds  2007 Annual Report       5

International Fund   continued
Annual Performance1,2

	October 31, 2007				September 30, 2007*

				Since				Since
				Inception				Inception

	1 year	5 years	10 years	9/24/2001	1 year	5 years	10 years	9/24/2001
Average annual return with sales charge (POP)
Class A	12.39%	17.22%	7.30%	—	12.90%	17.51%	6.28%	—

Class B	13.05%	17.46%	7.11%	—	13.57%	17.78%	6.10%	—

Class C	17.09%	17.67%	—	12.16%	17.62%	17.98%	—	11.74%
Average annual return without sales charge (NAV)
Class A	18.92%	18.57%	7.91%	—	19.48%	18.85%	6.89%	—

Class B	18.05%	17.67%	7.11%	—	18.57%	17.99%	6.10%	—

Class C	18.09%	17.67%	—	12.16%	18.62%	17.98%	—	11.74%

Class R	18.66%	18.19%	7.72%	—	19.21%	18.52%	6.70%	—

Class Y	19.23%	18.84%	8.18%	—	19.79%	19.15%	7.17%	—

MSCI EAFE Index[3]	25.43%	23.71%	9.64%	17.82%	25.38%	24.05%	8.35%	17.33%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	International investing involves risks not typically associated with domestic investing, including risks of adverse currency fluctuations, potential political and economic instability, different accounting standards, foreign government regulations, currency exchange rates, limited liquidity, and volatile prices.

Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares and the contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investment performance reflects fee waivers that were in effect during the periods indicated. In the absence of such fee waivers, total returns would be reduced.

As of the most recent prospectus, the fund’s total annual operating expense ratio before waivers for Class A, Class B, Class C, Class R, and Class Y shares was 1.49%, 2.24%, 2.24%, 1.74%, and 1.24%, respectively. The advisor has contractually agreed to waive fees and reimburse other fund expenses through June 30, 2008 so that total annual fund operating expenses for Class A, Class B, Class C, Class R, and Class Y shares do not exceed 1.49%, 2.24%, 2.24%, 1.74%, and 1.24%, respectively. These fee waivers and expense reimbursements may be terminated at any time after June 30, 2008, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.
Value of $10,000 Investment1,2,4  as of October 31, 2007

International Fund, Class A (NAV)	$21,415

International Fund, Class A (POP)	$20,234

MSCI EAFE Index[3]	$25,093

The chart at right illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 10/31/1997 to 10/31/2007) as compared to the MSCI EAFE Index[3].

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

Effective December 8, 2004, JPMorgan was named the fund’s subadvisor and began managing the fund’s assets. On September 24, 2001, the First American International Fund merged with Firstar International Growth Fund and Firstar International Value Fund, both subadvised by Clay Finlay Inc. Performance history prior to September 24, 2001 represents that of the Firstar International Growth Fund.

[3]	An unmanaged index of common stocks in Europe, Australasia, and the Far East.

[4]	Performance for Class B, Class C, Class R, and Class Y shares is not presented. Performance for these classes will vary due to the different expense structures.
6      First American Funds  2007 Annual Report

International Select Fund
Investment Objective: long-term growth of capital
How did the fund perform for the fiscal period from December 21, 2006 (fund inception) through October 31, 2007?
The First American International Select Fund (the “fund”), Class Y shares, returned 21.78% for the fiscal period ended October 31, 2007 (Class A shares returned 21.58% without taking the sales charge into account). By comparison, the fund’s benchmark, the MSCI AC World Index Ex. U.S.*, returned 25.26% for the same period.
What were the general economic and market conditions during the fiscal period?
Global equity markets posted significant gains in the reporting period ended October 31, 2007, but the ride was far from smooth. As the fiscal year progressed, market volatility increased. Rising commodity prices triggered inflationary concerns, which prompted a number of central banks to raise rates. A slowdown in the U.S. housing market raised questions about U.S. loan quality, which in turn triggered a credit crisis during the summer and a lowering of the U.S. discount and target rates. Despite the gyrations, however, most sectors posted strong returns, with materials and telecommunications services leading the way. Industrials also had a strong year. The biggest laggard was healthcare, where markets continued to worry about pricing and pipelines. Regionally, aside from emerging markets, the standout performer for the year was the Pacific ex-Japan region. The region was driven by growth expectations as well as a huge surge in liquidity that saw record days of trading volumes across exchanges. Japan was the laggard, effectively posting a flat year in what was a strong global market backdrop. Emerging markets remained the strongest segment of the international markets.
What worked for the fund and why?
International equities performed very strongly during the period, and this fund places a significant emphasis on emerging economies, which were the strongest group internationally.
International Select allocates fund assets to three submanagers who specialize in value, growth, and emerging international stocks. A smaller fraction of the assets not allocated to the submanagers is invested directly to adjust the country mix. Our country allocation was, overall, quite helpful, adding more than 2% to performance. Our aggressive cash management — which ensures that new investments are immediately put to work and minimizes “standby” cash – was also helpful.
What did not work for the fund and why?
The fund steered clear of Chinese stocks out of a concern for a “bubble” – i.e., share prices too high for the intrinsic value in comparison to other countries. But these stocks continued performing very strongly during the period, for an opportunity cost of 1.6% relative to the benchmark. The fund also underweighted energy and basic materials companies; this drove almost 1% of opportunity cost due to our sector mix.
What strategic moves were made by the fund and why?
During the fiscal period the “value” submanager moved to a “core” mix of stocks, and the fund now skews toward “growth” as a result.** This accords with our intermediate-term outlook, which anticipates a reversal of the dramatic outperformance that value stocks have enjoyed over the past few years.
We added almost a 6% allocation to Canadian stocks, heavily concentrated in the energy and materials sectors. These stocks, which are not part of the widely followed MSCI EAFE index, substantially corrected the portfolio underweights in energy and basic materials vs. our benchmark. Rapid world economic growth has placed many commodities in short supply, and, barring a global economic collapse, we expect the strong demand to continue.

*	An unmanaged index of common stocks representing developed and emerging markets around the world that collectively comprise most foreign stock markets. Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.
**	Growth stocks typically have more volatility than value stocks, whereas value stocks tend to have slower earnings growth rates.
First American Funds  2007 Annual Report       7

International Select Fund   continued
Top 10 Holdings as of October 31, 20071  (% of net assets)

State Street GA Prime Fund	8.1%
Vodafone Group, ADR	1.2
Nestle	1.2
Kookmin Bank, ADR	1.1
Petroleo Brasileiro, ADR	1.0
Samsung Electronics, GDR	1.0
Diageo	0.9
Vivendi Universal	0.9
Unicredito Italiano	0.9
Esprit Holdings	0.9
Country Allocation as of October 31, 20071  (% of net assets)

Great Britain	12.8%
Japan	12.2
France	6.7
Switzerland	5.7
Brazil	5.6
Italy	4.8
Germany	4.4
South Korea	4.3
India	3.3
Netherlands	2.8
South Africa	2.6
Australia	2.4
Canada	2.2
Spain	2.0
Taiwan	1.9
Hong Kong	1.6
Mexico	1.6
Sweden	1.6
Luxembourg	1.3
Israel	1.1
Norway	1.0
Indonesia	1.0
Egypt	0.9
Turkey	0.9
Denmark	0.8
Russia	0.8
Singapore	0.7
Greece	0.6
China	0.5
Austria	0.5
Finland	0.4
Philippines	0.4
Bermuda	0.3
Portugal	0.3
Thailand	0.3
Malaysia	0.2
Hungary	0.1
Bahrain	0.1
Short-Term Investments	8.6
Other Assets & Liabilities, Net[2]	0.7

100.0%

[1]	Fund holdings and country allocations are subject to change at any time and are not recommendations to buy or sell any security.

[2]	Investments in securities typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.
8      First American Funds  2007 Annual Report

Annual Performance1,2  as of June 30, 2007

	October 31, 2007	September 30, 2007

	Since	Since
	Inception	Inception

	12/21/2006	12/21/2006
Average annual return with sales charge (POP)
Class A	14.91%	9.05%

Class B	15.75%	9.65%

Class C	19.75%	13.65%

Average annual return without sales charge (NAV)
Class A	21.58%	15.37%

Class B	20.75%	14.65%

Class C	20.75%	14.65%

Class R	21.27%	15.06%

Class Y	21.78%	15.57%

MSCI AC World Index Ex. U.S.[3]	25.26%	18.64%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	International investing involves risks not typically associated with domestic investing, including risks of adverse currency fluctuations, potential political and economic instability, different accounting standards, foreign government regulations, currency exchange rates, limited liquidity, and volatile prices.

Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares and the contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investment performance reflects fee waivers that were in effect during the periods indicated. In the absence of such fee waivers, total returns would be reduced.

As of the most recent prospectus, the fund’s total annual operating expense ratio before waivers (including acquired fund fees and expenses which the fund indirectly bears) for Class A, Class B, Class C, Class R, and Class Y shares was 1.83%, 2.58%, 2.58%, 2.08%, and 1.58%, respectively. The advisor has contractually agreed to waive fees and reimburse other fund expenses through June 30, 2008 so that total annual fund operating expenses (net of acquired fund fees and expenses) for Class A, Class B, Class C, Class R, and Class Y shares do not exceed 1.49%, 2.24%, 2.24%, 1.74%, and 1.24%, respectively. These fee waivers and expense reimbursements may be terminated at any time after June 30, 2008, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.
Value of $10,000 Investment1,2,4  as of October 31, 2007

International Select Fund, Class A (NAV)	$12,158

International Select Fund, Class A (POP)	$11,491

MSCI AC World Index Ex. U.S.[3]	$12,526

The chart above, illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 12/21/2006 to 10/31/2007) as compared to the MSCI AC World Index Ex. U.S.[3].

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

[3]	An unmanaged index of stocks representing developed and emerging markets around the world that collectively comprise most foreign stock markets.

[4]	Performance for Class B, Class C, Class R, and Class Y shares is not presented. Performance for these classes will vary due to the different expense structures.
First American Funds  2007 Annual Report       9

Small Cap Growth Opportunities Fund
Investment Objective: growth of capital
How did the fund perform for the fiscal year ended October 31, 2007?
The First American Small Cap Growth Opportunities Fund (the “fund”), Class Y shares, returned 13.10% for the fiscal year ended October 31, 2007 (Class A shares returned 12.81% without taking the sales charge into account). By comparison, the fund’s benchmark, the Russell 2000 Growth Index*, returned 16.73% for the same period.
What were the general economic and market conditions during the fiscal year?
Economic growth was generally below its long-term potential growth rate during the fiscal year as evidenced by the increase in the unemployment rate to 4.7% in October from 4.4% a year earlier. The subpar pace of domestic economic growth, along with significant credit market imbalances that developed in August and caused a broader tightening in financial market conditions, led the Federal Reserve to cut the Fed funds rate by 50 basis points on September 18 and another 25 basis points on October 31. Despite these rate cuts by the Fed, equity markets generally remained below the high levels reached earlier in the year, and then weakened significantly subsequent to year end. This weakness in the market corresponded with the reporting of third-quarter S&P 500 earnings results, which showed the first year-over-year decline in operating earnings since the final quarter of 2001. Expectations for fourth-quarter earnings growth were lowered significantly as well, resulting in a challenging market environment as the new fiscal year began.
What worked for the fund and why?
Technology was the most significant contributor to the fund’s performance this fiscal year on a combination of strong stock selection coupled with the continued overweight in the sector. A pair of internet-related acquisitions added to results as Microsoft purchased aQuantive, an online marketing and advertising concern, and WebEx Communications, a provider of internet teleconferencing services, was acquired by Cisco Systems. Silicon Motion Technology, a semiconductor company focused on mobile storage solutions, also experienced surging demand for its flash memory card controllers, driving earnings estimates higher during the fiscal year.
The fund’s healthcare holdings also helped performance, primarily as a result of stock selection. Illumina, a manufacturer of genetic analysis technology, was the most significant contributor because of the rollout of its next-generation gene sequencing technology. In the energy sector, Oceaneering International, a provider of underwater exploration and production equipment, was a leading positive contributor.
What did not work for the fund and why?
The main detractors from performance during the fiscal year came from consumer discretionary stocks, where the fund’s overweight position and stock selection among specialty retailers negatively impacted returns. Poorly performing specialty retailers held during the fiscal year included New York & Company, Christopher & Banks, Citi Trends, and Children’s Place Retail Stores. Stock selection in the industrial sector, particularly in the commercial services area, had a negative effect. Wesco International, an electrical products distributor, and Mobile Mini, a lessor of portable storage units, were notable detractors from performance. The case was similar in the consumer staples sector, where the fund’s relative performance was hampered largely by one holding, The Pantry, Inc., an operator of convenience stores in the southeastern United States. Additionally, the fund’s lack of exposure to the materials and utilities sectors, the two best performing sectors of the index, hurt relative results.
What strategic moves were made by the fund and why?
Given the economic outlook that suggests the need for caution, we pared down our holdings among specialty retailers and restaurants to become more evenly weighted with the Russell 2000 Growth Index. We are monitoring the consumer space closely to assess the impact of recent Federal Reserve rate cuts in the event that monetary policy results in stronger economic growth as the year unfolds. Industrial holdings have been reduced to an underweight position and are more concentrated on stocks that stand to benefit from continued international growth. We remain overweight in the technology sector and are seeking to increase the fund’s weight in the healthcare sector given its more defensive nature. Our investment strategy continues to be driven by our focus on long-term economic trends as a means to identify investment opportunities in companies with growth characteristics and reasonable valuations.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.
10      First American Funds  2007 Annual Report

Top 10 Holdings as of October 31, 20071  (% of net assets)

First American Prime Obligations Fund, Class Z	4.1%
Polycom	2.8
Ixia	2.1
Emulex	2.0
Quest Software	2.0
Harmonic	1.8
Einstein Noah Restaurant Group	1.7
DRS Technologies	1.7
Silicon Motion Technology, ADR	1.7
BE Aerospace	1.7
Sector Allocation as of October 31, 20071  (% of net assets)

Information Technology	30.8%
Healthcare	20.6
Industrials	16.5
Consumer Discretionary	14.8
Financials	7.4
Energy	6.5
Consumer Staples	0.9
Short-Term Investment	4.1
Other Assets & Liabilities, Net[2]	(1.6)

100.0%

[1]	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

[2]	Investments in securities typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.
First American Funds  2007 Annual Report       11

Small Cap Growth Opportunities Fund   continued
Annual Performance1,2

	October 31, 2007						September 30, 2007*

				Since Inception						Since Inception

	1 year	5 years	10 years	3/1/1999	12/11/2000	9/24/2001	1 year	5 years	10 years	3/1/1999	12/11/2000	9/24/2001
Average annual return with sales charge (POP)
Class A	6.62%	15.56%	13.91%	—	—	—	9.66%	16.24%	13.33%	—	—	—

Class B	7.03%	15.78%	—	17.98%	—	—	10.20%	16.48%	—	17.67%	—	—

Class C	10.96%	16.00%	—	—	—	11.03%	14.21%	16.69%	—	—	—	10.52%
Average annual return without sales charge (NAV)
Class A	12.81%	16.87%	14.56%	—	—	—	16.06%	17.57%	13.98%	—	—	—

Class B	12.03%	16.00%	—	17.98%	—	—	15.20%	16.70%	—	17.67%	—	—

Class C	11.96%	16.00%	—	—	—	11.03%	15.21%	16.69%	—	—	—	10.52%

Class R	12.56%	16.72%	—	—	7.12%	—	15.80%	17.42%	—	—	6.63%	—

Class Y	13.10%	17.14%	14.85%	—	—	—	16.39%	17.86%	14.27%	—	—	—

Russell 2000 Growth Index[3]	16.73%	18.57%	4.75%	6.19%	4.58%	12.53%	18.94%	18.70%	3.65%	5.71%	3.97%	11.90%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger companies, and they may be expected to do so in the future.

Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares and the contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investment performance reflects fee waivers that were in effect during the periods indicated. In the absence of such fee waivers, total returns would be reduced.

As of the most recent prospectus, the fund’s total annual operating expense ratio before waivers (including acquired fund fees and expenses, which the fund indirectly bears) for Class A, Class B, Class C, Class R, and Class Y shares was 1.58%, 2.33%, 2.33%, 1.83%, and 1.33%, respectively. The advisor has contractually agreed to waive fees and reimburse other fund expenses through June 30, 2008 so that total annual fund operating expenses (net of acquired fund fees and expenses) for Class A, Class B, Class C, Class R, and Class Y shares do not exceed 1.47%, 2.22%, 2.22%, 1.72%, and 1.22%, respectively. These fee waivers and expense reimbursements may be terminated at any time after June 30, 2008, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.
Value of $10,000 Investment1,2,4  as of October 31, 2007

Small Cap Growth Opportunities Fund, Class A (NAV)	$38,942

Small Cap Growth Opportunities Fund, Class A (POP)	$36,794

Russell 2000 Growth Index[3]	$15,912

The chart at right illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 10/31/1997 to 10/31/2007) as compared to the Russell 2000 Growth Index[3].

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

On December 12, 2002 the fund changed its main investment strategy such that it was permitted to invest in securities of companies with market capitalizations within the range of companies in the Russell 2000 index. Previously, the fund invested primarily in companies with market capitalizations of below $500 million at the time of purchase.

On September 24, 2001, the First American Small Cap Growth Opportunities Fund became the successor by merger to the Firstar MicroCap Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American Fund had no assets or liabilities. Performance presented prior to September 24, 2001, represents that of the Firstar MicroCap Fund.

The First American Small Cap Growth Opportunities Fund’s 1999 returns were higher due in substantial part to its strategy of investing in IPOs in a period favorable for IPO investing. Of course, such favorable returns involve accepting the risk of volatility, and there is no assurance that the fund’s future investment in IPOs will have the same effect on performance as it did in 1999.

[3]	An unmanaged index that measures the performance of those Russell 2000 Index (a small-cap index) with higher price-to-book ratios and higher forecasted growth values.

[4]	Performance for Class B, Class C, Class R, and Class Y shares is not presented. Performance for these classes will vary due to the different expense structures.
12      First American Funds  2007 Annual Report

Small Cap Select Fund
Investment Objective: capital appreciation
How did the fund perform for the fiscal year ended October 31, 2007?
The First American Small Cap Select Fund (the “fund”), Class Y shares, returned 7.58% for the fiscal year ended October 31, 2007 (Class A shares returned 7.35% without taking the sales charge into account). By comparison, the fund’s benchmark, the Russell 2000 Index*, returned 9.27% for the same period.
What were the general economic and market conditions during the fiscal year?
Economic growth was generally below its long-term potential growth rate during the fiscal year as evidenced by the increase in the unemployment rate to 4.7% in October from 4.4% a year earlier. The subpar pace of domestic economic growth, along with significant credit market imbalances that developed in August and caused a broader tightening in financial market conditions, led the Federal Reserve to cut the Fed funds rate by 50 basis points on September 18 and another 25 basis points on October 31. Despite these rate cuts by the Fed, equity markets generally remained below the high levels reached earlier in the year, and then weakened significantly subsequent to year end. This weakness in the market corresponded with the reporting of third-quarter S&P 500 earnings results, which showed the first year-over-year decline in operating earnings since the final quarter of 2001. Expectations for fourth-quarter earnings growth were lowered significantly as well, resulting in a challenging market environment as the new fiscal year began.
What worked for the fund and why?
Good stock selection in the financials, materials, and technology sectors provided positive performance relative to our benchmark in fiscal 2007. A significant underweight in the financials sector also helped performance at a time when the sector was negatively affected by the subprime mortgage crisis. Much of 2007 was characterized by a robust environment for mergers and acquisitions. We benefited from this environment, with some of our holdings being acquired and/or taken private, including Investors Financial and First Republic Bank in the financials sector as well as aQuantive (digital marketing) in technology. Also in technology, analog semiconductor company Advanced Analogic Technologies, a leader in power management, has seen a substantial increase in its business due to higher demand for low-end cell phones in emerging markets. Pediatrix Medical Group, the nation’s largest neonatal intensive care provider, benefited from strong pricing and good volume growth throughout the year. Helix Energy Solutions Group, an oil and gas service company leveraged to deep-water offshore oil markets, continued to see its business improve as more exploration and production took place in that area. AMETEK, an industrial manufacturer, experienced solid end-market growth and strong operating performance improvement. Terra Industries, a fertilizer company, benefited from improved fertilizer pricing due to a strong agricultural market, and Schnitzer Steel Industries was buoyed up by strong export scrap steel pricing due to continued strength in global industrial markets.
What did not work for the fund and why?
Poor stock selection in the consumer and industrial sectors, as well as an underweight in the materials sector, hurt fund performance this year. In the consumer sector, Children’s Place Retail Stores and Christopher & Banks ran into a tough consumer environment, coupled with fashion miscues and poor inventory management, which ultimately led to much worse operating performance. P.F. Chang’s China Bistro, a restaurant company, also suffered from the poor environment and ultimately reined in its growth outlook, which led to a contraction in its valuation. Lastly, Nautilus, a fitness company, saw its sales decrease significantly and its operating profitability diminish substantially. In industrials, People Support, a call center outsourcer, saw its rate of growth outstrip its infrastructure, requiring a substantial increase in spending, which led to much lower profitability. Elsewhere, WESCO International and NCI Building Systems, both operating in the commercial construction market, experienced sluggish revenue growth due to a slowing market. Edge Petroleum, an oil and gas exploration company, suffered an unexpected drilling failure in one of its most prolific fields, which has temporarily depressed both the company’s production and reserve estimates. Lastly, Phototronics, a semiconductor equipment company, is in the midst of a capital expansion plan. The stock has been under pressure as the transition has taken longer to complete than originally expected.
What strategic moves were made by the fund and why?
Toward the end of the fiscal year, we eliminated a number of consumer stocks (primarily retail and restaurants) that had been underperforming, and we are now seeing some improvement in that sector. We did the same with some of our holdings in the industrials sector (primarily commercial construction). Sector allocations and other portfolio characteristics remained within prescribed ranges to allow stock selection to drive performance; however, the portfolio has had an overweight in technology, where we found positive trends in both operating expenses and stock price, and an
First American Funds  2007 Annual Report       13

Small Cap Select Fund   continued
underweight in financials, where we saw exactly the opposite. We have been, to a lesser degree, overweight in the consumer discretionary sector (chiefly because of attractive valuations) as well as in healthcare and energy. We also maintained a modest underweight in industrials and materials (again because of the valuations) as well as consumer staples, telecommunication services, and utilities.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.
Top 10 Holdings as of October 31, 20071  (% of net assets)

First American Prime Obligations Fund, Class Z	3.2%
Helix Energy Solutions Group	2.3
Emulex	2.3
SonoSite	2.1
K-V Pharmaceutical, Class A	1.9
WMS Industries	1.8
Cullen/ Frost Bankers	1.7
Hain Celestial Group	1.6
Comstock Resources	1.6
Pediatrix Medical Group	1.6
Sector Allocation as of October 31, 20071  (% of net assets)

Information Technology	22.7%
Consumer Discretionary	16.3
Financials	16.0
Healthcare	14.0
Industrials	12.9
Energy	7.6
Materials	3.7
Consumer Staples	2.2
Telecommunication Services	0.7
Utilities	0.4
Short-Term Investment	3.2
Other Assets & Liabilities, Net[2]	0.3

100.0%

[1]	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

[2]	Investments in securities typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.
14      First American Funds  2007 Annual Report

Annual Performance1,2

	October 31, 2007				September 30, 2007*

				Since				Since
				Inception				Inception

	1 year	5 years	10 years	9/24/2001	1 year	5 years	10 years	9/24/2001
Average annual return with sales charge (POP)
Class A	1.45%	16.72%	9.54%	—	1.96%	17.56%	8.66%	—

Class B	2.02%	16.96%	9.38%	—	2.59%	17.80%	8.50%	—

Class C	5.55%	17.17%	—	14.53%	6.17%	17.99%	—	14.14%
Average annual return without sales charge (NAV)
Class A	7.35%	18.06%	10.17%	—	7.91%	18.89%	9.28%	—

Class B	6.51%	17.17%	9.38%	—	7.10%	18.01%	8.50%	—

Class C	6.46%	17.17%	—	14.53%	7.09%	17.99%	—	14.14%

Class R	6.99%	17.87%	10.11%	—	7.61%	18.70%	9.22%	—

Class Y	7.58%	18.37%	10.46%	—	8.13%	19.17%	9.57%	—

Russell 2000 Index[3]	9.27%	18.67%	8.01%	14.35%	12.34%	18.75%	7.22%	14.03%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger companies, and they may be expected to do so in the future.

Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares and the contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investment performance reflects fee waivers that were in effect during the periods indicated. In the absence of such fee waivers, total returns would be reduced.

As of the most recent prospectus, the fund’s total annual operating expense ratio (including acquired fund fees and expenses, which the fund indirectly bears) for Class A, Class B, Class C, Class R, and Class Y shares was 1.23%, 1.98%, 1.98%, 1.48%, and 0.98%, respectively.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.
Value of $10,000 Investment1,2,4  as of October 31, 2007

Small Cap Select Fund, Class A (NAV)	$26,338

Small Cap Select Fund, Class A (POP)	$24,884

Russell 2000 Index[3]	$21,604

The chart at right illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 10/31/1997 to 10/31/2007) as compared to the Russell 2000 Index[3].

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

On September 24, 2001, the First American Small Cap Select Fund became the successor by merger to the Firstar SmallCap Core Equity Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American Fund had no assets or liabilities. Performance presented prior to September 24, 2001, represents that of the Firstar SmallCap Core Equity Fund. The Firstar SmallCap Core Equity Fund was organized on November 27, 2000, and prior to that, was a separate series of Mercantile Funds, Inc.

[3]	An unmanaged small-cap index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

[4]	Performance for Class B, Class C, Class R, and Class Y shares is not presented. Performance for these classes will vary due to the different expense structures.
First American Funds  2007 Annual Report       15

Small Cap Value Fund
Investment Objective: capital appreciation
How did the fund perform for the fiscal year ended October 31, 2007?
The First American Small Cap Value Fund (the “fund”), Class Y shares, returned 4.45% for the fiscal year ended October 31, 2007 (Class A shares returned 4.18% without taking the sales charge into account). By comparison, the fund’s benchmark, the Russell 2000 Value Index*, returned 2.05% for the same period.
What were the general economic and market conditions during the fiscal year?
Economic growth was generally below its long-term potential growth rate during the fiscal year as evidenced by the increase in the unemployment rate to 4.7% in October from 4.4% a year earlier. The subpar pace of domestic economic growth, along with significant credit market imbalances that developed in August and caused a broader tightening in financial market conditions, led the Federal Reserve to cut the Fed funds rate by 50 basis points on September 18 and another 25 basis points on October 31. Despite these rate cuts by the Fed, equity markets generally remained below the high levels reached earlier in the year, and then weakened significantly subsequent to year end. This weakness in the market corresponded with the reporting of third-quarter S&P 500 earnings results, which showed the first year-over-year decline in operating earnings since the final quarter of 2001. Expectations for fourth-quarter earnings growth were lowered significantly as well, resulting in a challenging market environment as the new fiscal year began.
What worked for the fund and why?
The fund’s positive relative performance was primarily driven by stock selection. Our overweight positions in healthcare and industrials were key given good earnings trends from the companies in this sector and our focus on quality stocks. In addition, our continued underweight in financials (especially real estate investment trusts, banks, and thrifts) at a time when the sector suffered from the repercussions of the subprime mortgage crisis, aided our results. We benefited from several acquisitions that were made at attractive valuation premiums: Ohio Casualty (insurance), Armor Holdings (security products), Alteris (therapeutics and vaccines), Alabama National and First Republic (banking), Andrew Corporation (communications systems), and Metal Management (recycling). Other strong performers included Aeropostale (teens’ apparel), Res-Care (training and in-home services to special needs community), Pericom Semiconductor, and Terra Industries (fertilizer industry).
What did not work for the fund and why?
Our underweight in the materials sector was one of the few weak points in the fund during a time when the sector benefited substantially from rising commodity prices. In addition, we lacked exposure to the telecommunication services sector, which was relatively strong during the fiscal year. Within the financials sector, concerns regarding Midwest housing had a negative impact on Capitol Bancorp, while subprime credit crisis weakened Newcastle Investment, a real estate investment and finance company.
What strategic moves were made by the fund and why?
We continued to focus on investing in quality companies that are trading at attractive valuation metrics with identifiable catalysts to narrow the gap between intrinsic and market value. We also continued to build our portfolio from the bottom up, focusing more on individual stock selection than sector allocations. As a result, we retained overweights in healthcare, energy, technology, and industrials (tilted towards aerospace/engineering and construction companies). We remained underweight in the weaker consumer discretionary and financial sectors.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.
Top 10 Holdings as of October 31, 20071  (% of net assets)

Emulex	1.8%
Progress Software	1.7
Regal-Beloit	1.6
Swift Energy	1.6
Sterling Bancshares	1.5
Waddell & Reed Financial, Class A	1.5
United Online	1.5
FPIC Insurance Group	1.4
Sciele Pharma	1.4
Elizabeth Arden	1.4
Sector Allocation as of October 31, 20071  (% of net assets)

Financials	28.1%
Information Technology	15.3
Industrials	13.9
Consumer Discretionary	12.8
Healthcare	7.8
Energy	6.7
Materials	6.5
Utilities	4.8
Consumer Staples	3.4
Short-Term Investment	0.4
Other Assets & Liabilities, Net[2]	0.3

100.0%

[1]	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

[2]	Investments in securities typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.
16      First American Funds  2007 Annual Report

Annual Performance1,2

	October 31, 2007						September 30, 2007*

				Since Inception						Since Inception

	1 year	5 years	10 years	11/24/1997	2/1/1999	9/24/2001	1 year	5 years	10 years	11/24/1997	2/1/1999	9/24/2001
Average annual return with sales charge (POP)
Class A	(1.58)%	16.14%	7.56%	—	—	—	0.97%	15.56%	6.80%	—	—	—

Class B	(0.87)%	16.35%	—	7.68%	—	—	1.57%	15.76%	—	7.51%	—	—

Class C	2.56%	16.58%	—	—	10.71%	—	5.13%	15.99%	—	—	10.55%	—

Average annual return without sales charge (NAV)
Class A	4.18%	17.45%	8.17%	—	—	—	6.82%	16.88%	7.40%	—	—	—

Class B	3.41%	16.56%	—	7.68%	—	—	5.96%	15.99%	—	7.51%	—	—

Class C	3.42%	16.58%	—	—	10.71%	—	6.01%	15.99%	—	—	10.55%	—

Class R	3.96%	17.27%	—	—	—	14.26%	6.55%	16.71%	—	—	—	14.09%

Class Y	4.45%	17.73%	8.43%	—	—	—	7.04%	17.15%	7.67%	—	—	—

Russell 2000 Value Index[3]	2.05%	18.60%	10.49%	10.53%	12.74%	15.69%	6.09%	18.70%	10.07%	10.50%	12.73%	15.72%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger companies, and they may be expected to do so in the future.

Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares and the contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investment performance reflects fee waivers that were in effect during the periods indicated. In the absence of such fee waivers, total returns would be reduced.

As of the most recent prospectus, the fund’s total annual operating expense ratio for Class A, Class B, Class C, Class R, and Class Y shares was 1.26%, 2.01%, 2.01%, 1.51%, and 1.01%, respectively.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.
Value of $10,000 Investment1,2,4  as of October 31, 2007

Small Cap Value Fund, Class A (NAV)	$21,929

Small Cap Value Fund, Class A (POP)	$20,718

Russell 2000 Value Index[3]	$27,127

The chart at right illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 10/31/1997 to 10/31/2007) as compared to the Russell 2000 Value Index[3].

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

[3]	An unmanaged index that measures the performance of those companies in the Russell 2000 Index (a small-cap index) with lower price-to-book ratios and lower forecasted growth values.

[4]	Performance for Class B, Class C, Class R, and Class Y shares is not presented. Performance for these classes will vary due to the different expense structures.
First American Funds  2007 Annual Report       17

Small-Mid Cap Core Fund
Investment Objective: long-term growth of capital
How did the fund perform for the fiscal year ended October 31, 2007?
The First American Small-Mid Cap Core Fund (the “fund”), Class Y shares, returned 11.62% for the fiscal year ended October 31, 2007 (Class A shares returned 11.18% without taking the sales charge into account). By comparison, the fund’s benchmark during the fiscal year, the Russell 2500 Index*, returned 12.71% for the same period.
What were the general economic and market conditions during the fiscal year?
Economic growth was generally below its long-term potential growth rate during the fiscal year as evidenced by the increase in the unemployment rate to 4.7% in October from 4.4% a year earlier. The subpar pace of domestic economic growth, along with significant credit market imbalances that developed in August and caused a broader tightening in financial market conditions, led the Federal Reserve to cut the Fed funds rate by 50 basis points on September 18 and another 25 basis points on October 31. Despite these rate cuts by the Fed, equity markets generally remained below the high levels reached earlier in the year, and then weakened significantly subsequent to year end. This weakness in the market corresponded with the reporting of third-quarter S&P 500 earnings results, which showed the first year-over-year decline in operating earnings since the final quarter of 2001. Expectations for fourth-quarter earnings growth were lowered significantly as well, resulting in a challenging market environment as the new fiscal year began.
What worked for the fund and why?
Effective sector, market, and style positioning, as well as individual stock selection, drove fund performance during the fiscal year. Our selections in the healthcare sector proved particularly successful, with Intuitive Surgical and ArthroCare benefiting from high demand and pricing power of their advanced medical devices. In basic materials, Terra Industries (a fertilizer company) and Owens-Illinois (glass containers and plastics packaging) enjoyed continued strong performance. An overweight in capital goods also added value; a standout in this space was tactical wheeled vehicles manufacturer Armor Holdings, which was purchased by BAE Systems. In energy, Cameron International, an oil service company, owed its positive performance to strong global growth and demand for oil. The fund also benefited from a significant underweight in positions with lower market capitalization.
What did not work for the fund and why?
The largest detractor from performance was NutriSystem Inc., a provider of weight management and fitness products, whose performance suffered as a new “hot” weight loss drug came to market, and, as a result, the cost of attracting new customers was higher than the company had anticipated. Although an appropriate underweight in financials helped performance, our holding of PMI Group was down significantly as subprime concerns roiled the market.
What strategic moves were made by the fund and why?
We reduced our exposure to housing and consumer-sensitive stocks while increasing our positions in three stocks we feel confident about: Owens-Illinois, Republic Services (a waste management company), and Intuitive Surgical. During the fiscal year, we tilted slightly toward growth and moved slightly up the market capitalization weightings to take advantage of current market conditions and our firm’s view of appropriate allocations. The fund’s sector exposures remained largely unchanged.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.
Top 10 Holdings as of October 31, 20071  (% of net assets)

Republic Services	3.1%
Owens-Illinois	3.0
Intuitive Surgical	2.9
WMS Industries	2.8
Terra Industries	2.6
Emulex	2.6
F5 Networks	2.4
Everest Re Group	2.3
Amphenol, Class A	2.2
W.R. Berkley	2.1
Sector Allocation as of October 31, 20071  (% of net assets)

Information Technology	19.2%
Healthcare	15.0
Consumer Discretionary	14.9
Financials	14.9
Industrials	13.6
Materials	9.5
Energy	7.5
Utilities	2.0
Consumer Staples	1.8
Telecommunication Services	1.5
Short-Term Investment	0.2
Other Assets & Liabilities, Net[2]	(0.1)

100.0%

[1]	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

[2]	Investments in securities typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.
18      First American Funds  2007 Annual Report

Annual Performance1,2

	October 31, 2007				September 30, 2007*

				Since Inception				Since Inception

	1 year	5 years	10 years	2/1/2000	1 year	5 years	10 years	2/1/2000
Average annual return with sales charge (POP)
Class A	5.03%	14.66%	(0.16)%	—	8.25%	18.26%	(1.12)%	—

Class B	5.43%	14.87%	(0.34)%	—	8.63%	18.48%	(1.29)%	—

Class C	9.45%	15.15%	—	(16.38)%	12.65%	18.73%	—	(16.68)%
Average annual return without sales charge (NAV)
Class A	11.18%	15.98%	0.40%	—	14.50%	19.60%	(0.55)%	—

Class B	10.43%	15.10%	(0.34)%	—	13.63%	18.68%	(1.29)%	—

Class C	10.45%	15.15%	—	(16.38)%	13.65%	18.73%	—	(16.68)%

Class Y	11.62%	16.30%	0.69%	—	14.74%	19.89%	(0.28)%	—

Russell 2500 Index[3]	12.71%	19.39%	10.02%	9.71%	15.17%	19.55%	9.24%	9.46%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Effective October 3, 2005, the investment strategy of the fund, formerly called the Technology Fund, changed from investing primarily in technology stocks to investing primarily in common stocks of small- and mid-capitalization companies. As a result, performance for the periods prior to October 3, 2005 reflect the performance of a materially different investment portfolio.

Stocks of small- and mid-capitalization companies involve substantial risk and may be subject to increased volatility and more price fluctuation than large-capitalization companies.

Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares and the contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investment performance reflects fee waivers that are in effect during the periods indicated. In the absence of such fee waivers, total returns would be reduced.

As of the most recent prospectus, the fund’s total annual operating expense ratio before waivers for Class A, Class B, Class C, and Class Y shares was 1.52%, 2.27%, 2.27%, and 1.27%, respectively. The advisor has contractually agreed to waive fees and reimburse other fund expenses through June 30, 2008 so that total annual fund operating expenses for Class A, Class B, Class C, and Class Y shares do not exceed 1.41%, 2.16%, 2.16%, and 1.16%, respectively. These fee waivers and expense reimbursements may be terminated at any time after June 30, 2008, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.
Value of $10,000 Investment1,2,4  as of October 31, 2007

Small-Mid Cap Core Fund, Class A (NAV)	$10,411

Small-Mid Cap Core Fund, Class A (POP)	$9,840

Russell 2500 Index[3]	$25,995

The chart at right illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 10/31/1997 to 10/31/2007) as compared to the Russell 2500 Index[3].

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

The Small-Mid Cap Core Fund’s 1999 returns were higher due in part to its strategy of investing in IPOs and technology-related stocks in a period favorable for IPO and technology stock investing. Of course, such favorable returns involve accepting the risk of volatility, and there is no assurance that the fund’s future investment in IPOs and technology stocks will have the same effect on performance as it did in 1999.

[3]	An unmanaged small- and mid-cap index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index.

[4]	Performance for Class B, Class C, and Class Y shares is not presented. Performance for these classes will vary due to the different expense structures.
First American Funds  2007 Annual Report       19

Mid Cap Growth Opportunities Fund
Investment Objective: capital appreciation
How did the fund perform for the fiscal year ended October 31, 2007?
The First American Mid Cap Growth Opportunities Fund (the “fund”), Class Y shares, returned 23.68% for the fiscal year ended October 31, 2007 (Class A shares returned 23.36% without taking the sales charge into account). By comparison, the fund’s benchmark, the Russell Midcap Growth Index*, returned 19.72% for the same period.
What were the general economic and market conditions during the fiscal year?
Economic growth was generally below its long-term potential growth rate during the fiscal year as evidenced by the increase in the unemployment rate to 4.7% in October from 4.4% a year earlier. The subpar pace of domestic economic growth, along with significant credit market imbalances that developed in August and caused a broader tightening in financial market conditions, led the Federal Reserve to cut the Fed funds rate by 50 basis points on September 18 and another 25 basis points on October 31. Despite these rate cuts by the Fed, equity markets generally remained below the high levels reached earlier in the year, and then weakened significantly subsequent to year end. This weakness in the market corresponded with the reporting of third-quarter S&P 500 earnings results, which showed the first year-over-year decline in operating earnings since the final quarter of 2001. Expectations for fourth-quarter earnings growth were lowered significantly as well, resulting in a challenging market environment as the new fiscal year began.
What worked for the fund and why?
Stock selection was responsible for the fund’s strong performance this year. Stock selection within the healthcare sector was a large contributor. Intuitive Surgical, a manufacturer of robotic surgical systems, witnessed a significant improvement in equipment sales, disposable instrument sales, and earnings growth. Medco Health Solutions, a pharmacy benefit manager, benefited from increased mail and generic prescription penetration. Thermo Fisher Scientific, a provider of analytical instruments, gained ground because of the synergies created with the merger of Thermo and Fisher Scientific at the end of 2006. Stock selection within the industrial sector was also a positive contributor to performance. A large weight in the portfolio and a standout in terms of performance was Cummins, a diesel and natural gas engine manufacturer. Another large contributor, Precision Castparts, a manufacturer of complex metal components, investment castings, and forgings for the aerospace and industrial gas turbine markets, benefited as earnings came in stronger than expected, driven by continued strong demand in the company’s markets. In the information technology sector, MEMC Electronics Materials, a semiconductor and solar wafer manufacturer, enjoyed exceptional earnings growth as polysilicone prices remained high and the company’s foray in the solar business gained investor appreciation. NVIDIA, a graphics semiconductor company, enjoyed rising earnings estimates as its competitor AMD weakened.
What did not work for the fund and why?
Adverse stock selection within the consumer discretionary and financial sectors detracted from performance this year. In the consumer discretionary sector, disappointing earnings and member growth from Nutrisystem, a provider of weight management services, held back performance. In addition, Office Depot, an office products retailer, caused investor consternation after a series of weak earnings reports and lowered investor guidance. In the financial sector, Ambac Financial Group, a provider of financial guarantee products, PMI Group, a mortgage insurance provider, and Bear Stearns all declined due to their exposure to the housing and subprime mortgage area.
What strategic moves were made by the fund and why?
Growth stocks have begun to outperform for the first time in many years, and we believe that performance is set to continue. The expected earnings growth rate rose during the fiscal year as several high-growth companies were added to the fund. The fund has had higher expected growth in earnings and cash flow than our benchmark, with average valuations that are approximately in-line with the index. As a result, we believe the fund is well positioned for continued strong performance from growth companies.
The financial sector weight was lowered as we sold our positions in Northern Trust, Bear Stearns, Chicago Mercantile Exchange, CIT Group, and PMI Group while only adding a position in Blackrock, during the year. The materials sector weighting increased with a large purchase of Owens-Illinois, a manufacturer of glass containers, and Ecolab.
The fund retained modest overweights in the healthcare, information technology, and telecommunication services sectors and was underweight in the financial, consumer staples, and utility sectors.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.
20      First American Funds  2007 Annual Report

Top 10 Holdings as of October 31, 20071  (% of net assets)

First American Prime Obligations Fund, Class Z	3.6%
American Tower, Class A	3.0
Precision Castparts	2.9
Owens-Illinois	2.9
Maxim Integrated Products	2.2
Rockwell Collins	2.1
NVIDIA	2.1
Thermo Fisher Scientific	2.0
Cameron International	2.0
MEMC Electronic Materials	1.9
Sector Allocation as of October 31, 20071  (% of net assets)

Information Technology	22.2%
Consumer Discretionary	17.7
Healthcare	16.2
Industrials	15.5
Energy	10.9
Financials	6.2
Materials	4.7
Telecommunication Services	4.1
Short-Term Investment	3.6
Other Assets and Liabilities, Net[2]	(1.1)

100.0%

[1]	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

[2]	Investments in securities typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.
First American Funds  2007 Annual Report       21

Mid Cap Growth Opportunities Fund   continued
Annual Performance1,2

	October 31, 2007						September 30, 2007*

				Since Inception						Since Inception

	1 year	5 years	10 years	3/1/1999	12/11/2000	9/24/2001	1 year	5 years	10 years	3/1/1999	12/11/2000	9/24/2001
Average annual return with sales charge (POP)
Class A	16.58%	18.04%	9.77%	—	—	—	19.51%	19.21%	9.17%	—	—	—

Class B	17.47%	18.29%	—	11.93%	—	—	20.52%	19.47%	—	11.98%	—	—

Class C	21.42%	18.50%	—	—	—	15.18%	24.52%	19.68%	—	—	—	15.30%
Average annual return without sales charge (NAV)
Class A	23.36%	19.39%	10.39%	—	—	—	26.47%	20.56%	9.79%	—	—	—

Class B	22.47%	18.49%	—	11.93%	—	—	25.52%	19.67%	—	11.98%	—	—

Class C	22.42%	18.50%	—	—	—	15.18%	25.52%	19.68%	—	—	—	15.30%

Class R	23.06%	19.19%	—	—	9.60%	—	26.14%	20.38%	—	—	9.63%	—

Class Y	23.68%	19.69%	10.66%	—	—	—	26.80%	20.88%	10.07%	—	—	—

Russell Midcap Growth Index[3]	19.72%	19.21%	8.30%	7.50%	2.72%	13.97%	21.22%	20.39%	7.47%	7.26%	2.37%	13.70%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Stocks of mid-capitalization companies may be slightly less volatile than those of small-capitalization companies, but they still involve substantial risk and may be subject to increased volatility and more price fluctuation than large-capitalization companies.

Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares and the contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investment performance reflects fee waivers that were in effect during the periods indicated. In the absence of such fee waivers, total returns would be reduced.

As of the most recent prospectus, the fund’s total annual operating expense ratio for Class A, Class B, Class C, Class R, and Class Y shares was 1.22%, 1.97%, 1.97%, 1.47%, and 0.97%, respectively.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.
Value of $10,000 Investment1,2,4  as of October 31, 2007

Mid Cap Growth Opportunities Fund, Class A (NAV)	$26,865

Mid Cap Growth Opportunities Fund, Class A (POP)	$25,388

Russell Midcap Growth Index[3]	$22,192

The chart at right illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 10/31/1997 to 10/31/2007) as compared to the Russell Midcap Growth Index[3].

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

On September 24, 2001, the First American Mid Cap Growth Opportunities Fund became the successor by merger to the Firstar MidCap Core Equity Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to September 24, 2001 represents that of the Firstar MidCap Core Equity Fund.

[3]	An unmanaged index that measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values.

[4]	Performance for Class B, Class C, Class R, and Class Y shares is not presented. Performance for these classes will vary due to the different expense structures.
22      First American Funds  2007 Annual Report

Mid Cap Value Fund
Investment Objective: capital appreciation
How did the Fund perform for the fiscal year ended October 31, 2007?
The First American Mid Cap Value Fund (the “fund”), Class Y shares, returned 11.79% for the fiscal year ended October 31, 2007 (Class A shares returned 11.47% without taking the sales charge into account). By comparison, the fund’s benchmark, the Russell Midcap Value Index*, returned 9.73% for the same period.
What were the general economic and market conditions during the fiscal year?
Economic growth was generally below its long-term potential growth rate during the fiscal year as evidenced by the increase in the unemployment rate to 4.7% in October from 4.4% a year earlier. The subpar pace of domestic economic growth, along with significant credit market imbalances that developed in August and caused a broader tightening in financial market conditions, led the Federal Reserve to cut the Fed funds rate by 50 basis points on September 18 and another 25 basis points on October 31. Despite these rate cuts by the Fed, equity markets generally remained below the high levels reached earlier in the year, and then weakened significantly subsequent to year end. This weakness in the market corresponded with the reporting of third-quarter S&P 500 earnings results, which showed the first year-over-year decline in operating earnings since the final quarter of 2001. Expectations for fourth-quarter earnings growth were lowered significantly as well, resulting in a challenging market environment as the new fiscal year began.
What worked for the fund and why?
Fund performance benefited from good security selection in the basic materials, energy, and utilities sectors, as well as an underweight in financials. Packaging manufacturer Owens-Illinois significantly outperformed the benchmark due to new management, portfolio restructuring and capacity rationalization. Mining company Freeport-McMoRan Copper & Gold rose sharply due to tight supply/demand dynamics in the global copper market as well as significant balance sheet improvement following the acquisition of a large competitor. Oil service operator GlobalSantaFe outperformed due to increasing worldwide exploration activity and commensurate improvement in day rates for offshore rig operators. Other standouts included utility Constellation Energy, oil service provider National-Oilwell Varco, utility PPL, and communications equipment manufacturer Harris.
What did not work for the fund and why?
Fund performance was negatively impacted by adverse stock selection in the financial, consumer staples, and industrial sectors as well as an underweight allocation in utilities. Deteriorating credit conditions related to subprime mortgage and slowing domestic economic growth negatively impacted several of the fund’s financial holdings, particularly financial guarantor Ambac Financial Group, mortgage insurer PMI Group, mortgage originator IndyMac Bancorp, and commercial/consumer lender CIT Group. Convenience store operator Pantry Inc. suffered from poor margins on the sale of gasoline.
What strategic moves were made by the fund and why?
In terms of strategic positioning, the fund ended the fiscal year with its largest overweight in the basic materials, technology, telecommunications services, and healthcare sectors, as we continued to identify stocks in these sectors that exhibit compelling fundamentals with company-specific catalysts for change. We remained modestly overweight in the energy sector because we felt the continuing high commodity prices, coupled with favorable supply-and-demand characteristics, would positively impact both exploration and service companies. We maintained our underweight position in the financial sectors due to an uncertain fundamental outlook but are looking for opportunities to add selectively. In addition, we were underweight in utilities because we believed the sector was experiencing both peak fundamentals and full valuation.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.
Top 10 Holdings as of October 31, 20071  (% of net assets)

First American Prime Obligations Fund, Class Z	4.9%
Owens-Illinois	3.7
Edison International	2.1
Republic Services	2.1
GlobalSantaFe	2.0
Rohm & Haas	1.9
W.R. Berkley	1.8
Werner Enterprises	1.8
Smurfit-Stone Container	1.8
PG&E	1.7
Sector Allocation as of October 31, 20071  (% of net assets)

Financials	22.2%
Consumer Discretionary	13.4
Materials	11.0
Industrials	10.3
Utilities	10.3
Information Technology	9.2
Energy	7.6
Consumer Staples	6.3
Healthcare	3.3
Telecommunication Services	3.2
Short-Term Investment	4.9
Other Assets and Liabilities, Net[2]	(1.7)

100.0%

[1]	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

[2]	Investments in securities typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.
First American Funds  2007 Annual Report       23

Mid Cap Value Fund   continued
Annual Performance1,2

	October 31, 2007					September 30, 2007*

				Since Inception					Since Inception

	1 year	5 years	10 years	2/1/1999	9/24/2001	1 year	5 years	10 years	2/1/1999	9/24/2001
Average annual return with sales charge (POP)
Class A	5.34%	17.07%	6.67%	—	—	6.79%	17.54%	6.10%	—	—

Class B	5.67%	17.33%	6.50%	—	—	7.15%	17.79%	5.93%	—	—

Class C	9.66%	17.53%	—	9.72%	—	11.16%	17.99%	—	9.66%	—

Average annual return without sales charge (NAV)
Class A	11.47%	18.41%	7.28%	—	—	13.00%	18.87%	6.71%	—	—

Class B	10.67%	17.54%	6.50%	—	—	12.15%	17.99%	5.93%	—	—

Class C	10.66%	17.53%	—	9.72%	—	12.16%	17.99%	—	9.66%	—

Class R	11.18%	18.22%	—	—	15.46%	12.71%	18.69%	—	—	15.45%

Class Y	11.79%	18.71%	7.56%	—	—	13.28%	19.18%	6.98%	—	—

Russell Midcap Value Index [3]	9.73%	20.36%	11.69%	12.25%	16.58%	13.75%	21.02%	11.31%	12.33%	16.76%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Stocks of mid-capitalization companies may be slightly less volatile than those of small-capitalization companies, but they still involve substantial risk and may be subject to increased volatility and more price fluctuation than large-capitalization companies.

Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares and the contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investment performance reflects fee waivers that were in effect during the periods indicated. In the absence of such fee waivers, total returns would be reduced.

As of the most recent prospectus, the fund’s total annual operating expense ratio (including acquired fund fees and expenses, which the fund indirectly bears) for Class A, Class B, Class C, Class R, and Class Y shares was 1.23%, 1.98%, 1.98%, 1.48%, and 0.98%, respectively.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.
Value of $10,000 Investment1,2,4  as of October 31, 2007

Mid Cap Value Fund, Class A (NAV)	$20,189

Mid Cap Value Fund, Class A (POP)	$19,080

Russell Midcap Value Index[3]	$30,213

The chart at right illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 10/31/1997 to 10/31/2007) as compared to the Russell Midcap Value Index[3].

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

[3]	An unmanaged index that measures the performance of those Russell mid-cap companies with lower price-to-book ratios and lower forecasted growth values.

[4]	Performance for Class B, Class C, Class R, and Class Y shares is not presented. Performance for these classes will vary due to the different expense structures.
24      First American Funds  2007 Annual Report

Large Cap Growth Opportunities Fund
Investment Objective: long-term growth of capital
How did the fund perform for the fiscal year ended October 31, 2007?
The First American Large Cap Growth Opportunities Fund (the “fund”), Class Y shares, returned 24.32% for the fiscal year ended October 31, 2007 (Class A shares returned 24.01% without taking the sales charge into account). By comparison, the fund’s benchmark, the Russell 1000 Growth Index*, returned 19.23% for the same period.
What were the general economic and market conditions during the fiscal year?
Economic growth was generally below its long-term potential growth rate during the fiscal year as evidenced by the increase in the unemployment rate to 4.7% in October from 4.4% a year earlier. The subpar pace of domestic economic growth, along with significant credit market imbalances that developed in August and caused a broader tightening in financial market conditions, led the Federal Reserve to cut the Fed funds rate by 50 basis points on September 18 and another 25 basis points on October 31. Despite these rate cuts by the Fed, equity markets generally remained below the high levels reached earlier in the year, and then weakened significantly subsequent to year end. This weakness in the market corresponded with the reporting of third-quarter S&P 500 earnings results, which showed the first year-over-year decline in operating earnings since the final quarter of 2001. Expectations for fourth-quarter earnings growth were lowered significantly as well, resulting in a challenging market environment as the new fiscal year began.
What worked for the fund and why?
Good stock selection in the technology, healthcare, and industrial sectors led to strong performance over the past fiscal year. An overweight in the technology sector, along with an underweight in the healthcare sector, also contributed to performance.
Robust demand for mobile information devices led to excellent operating performance in the technology sector holdings. Research In Motion, the maker of Blackberry devices, capitalized on its strength with corporate email services to expand into several international markets as well as into the consumer market over the fiscal year, producing excellent results. Apple introduced a new phone along with new and improved laptop and iPod products to meet the growing needs of the consumer market. Hewlett-Packard’s continued success in the PC space was marked by 30% or higher gains in laptops.
Continued strong demand and a positive outlook for the commercial aerospace market, along with market share gains and margin expansion, boosted the results from standout performer Precision Castparts and Rockwell Collins. In the energy sector, Schlumberger and Weatherford International both were well-positioned to capitalize on the strong demand for non-U.S. oil drilling activity.
Intuitive Surgical, maker of robotic surgical systems, was driven higher by continued growth and acceptance of its unique system along with possible new applications. Finally, pharmacy benefit manager Medco Health Solutions leveraged increasing generic drug penetration to produce more than 20% earnings growth.
What did not work for the fund and why?
The repercussions of the subprime mortgage loan disaster negatively affected a few holdings. McGraw-Hill’s S&P ratings division was hurt by the slowdown in structured financial products. Walgreens had difficulty navigating through some of the generic drug pricing changes over the past year and posted subpar financial and stock performance. Nordstrom was caught up in the consumer slowdown and posted earnings below plan, which drove its stock down. Despite these setbacks, we believe McGraw-Hill and Nordstrom still contain the market-leader characteristics required and therefore remain investments in the fund.
What strategic moves were made by the fund and why?
The individual stock selection process, focused on market-leading companies leveraging their sustainable competitive advantage into superior long-term earnings growth, continues to drive the activity of the fund. During the fiscal year about 4% of the portfolio was removed from the consumer staples sector and reinvested in the technology, financial, and consumer discretionary sectors. Profit-taking drove a modest reduction in some of the energy stocks in the portfolio.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.
Top 10 Holdings as of October 31, 20071  (% of net assets)

Microsoft	4.9%
Cisco Systems	3.7
Intel	2.8
Apple	2.7
Goldman Sachs Group	2.7
Target	2.4
Hewlett-Packard	2.4
Oracle	2.3
IBM	2.1
Google, Class A	2.0
Sector Allocation as of October 31, 20071  (% of net assets)

Information Technology	34.6%
Consumer Discretionary	12.0
Healthcare	12.0
Industrials	11.5
Financials	10.0
Energy	7.8
Consumer Staples	5.2
Telecommunication Services	3.0
Materials	2.8
Short-Term Investment	1.3
Other Assets and Liabilities, Net[2]	(0.2)

100.0%

[1]	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

[2]	Investments in securities typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.
First American Funds  2007 Annual Report       25

Large Cap Growth Opportunities Fund   continued
Annual Performance1,2

	October 31, 2007						September 30, 2007*

				Since Inception						Since Inception

	1 year	5 years	10 years	3/01/1999	11/27/2000	9/24/2001	1 year	5 years	10 years	3/01/1999	11/27/2000	9/24/2001
Average annual return with sales charge (POP)
Class A	17.19%	10.88%	4.39%	—	—	—	17.44%	12.07%	3.56%	—	—	—

Class B	18.13%	11.04%	—	1.32%	—	—	18.36%	12.26%	—	1.01%	—	—

Class C	22.09%	11.29%	—	—	—	6.71%	22.33%	12.50%	—	—	—	6.32%
Average annual return without sales charge (NAV)
Class A	24.01%	12.14%	4.98%	—	—	—	24.27%	13.35%	4.15%	—	—	—

Class B	23.13%	11.30%	—	1.32%	—	—	23.36%	12.51%	—	1.01%	—	—

Class C	23.09%	11.29%	—	—	—	6.71%	23.33%	12.50%	—	—	—	6.32%

Class R	23.70%	11.94%	—	—	0.42%	—	23.95%	13.16%	—	—	0.02%	—

Class Y	24.32%	12.41%	5.24%	—	—	—	24.62%	13.64%	4.41%	—	—	—

Russell 1000 Growth Index[3]	19.23%	12.61%	4.81%	0.92%	(0.58)%	7.76%	19.35%	13.84%	4.06%	0.54%	(1.07)%	7.27%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Growth stocks typically have more volatility than value stocks; whereas value stocks tend to have slower earnings growth rates.

Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares and the contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investment performance reflects fee waivers that were in effect during the periods indicated. In the absence of such fee waivers, total returns would be reduced.

As of the most recent prospectus, the fund’s total annual operating expense ratio for Class A, Class B, Class C, Class R, and Class Y shares was 1.19%, 1.94%, 1.94%, 1.44%, and 0.94%, respectively.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.
Value of $10,000 Investment1,2,4 as of October 31, 2007

Large Cap Growth Opportunities Fund, Class A (NAV)	$16,254

Large Cap Growth Opportunities Fund, Class A (POP)	$15,361

Russell 1000 Growth Index[3]	$15,992

The chart at right illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 10/31/1997 to 10/31/2007) as compared to the Russell 1000 Growth Index[3].

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

On September 24, 2001, the First American Large Cap Growth Opportunities Fund became the successor by merger to the Firstar Large Cap Core Equity Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to September 24, 2001 represents that of the Firstar Large Cap Core Equity Fund.

[3]	An unmanaged index that measures the performance of those companies in the Russell 1000 Index (large-cap index) with higher price-to-book ratios and higher forecasted growth values.

[4]	Performance for Class B, Class C, Class R, and Class Y shares is not presented. Performance for these classes will vary due to the different expense structures.
26      First American Funds  2007 Annual Report

Large Cap Select Fund
Investment Objective: capital appreciation
How did the fund perform for the fiscal year ended October 31, 2007?
The First American Large Cap Select Fund (the “fund”), Class Y shares, returned 14.65% for the fiscal year ended October 31, 2007 (Class A shares returned 14.36% without taking the sales charge into account). By comparison, the fund’s benchmark, the Standard & Poor’s 500 Index* (“S&P 500 Index”), returned 14.56% for the same period.
What were the general economic and market conditions during the fiscal year?
Economic growth was generally below its long-term potential growth rate during the fiscal year as evidenced by the increase in the unemployment rate to 4.7% in October from 4.4% a year earlier. The subpar pace of domestic economic growth, along with significant credit market imbalances that developed in August and caused a broader tightening in financial market conditions, led the Federal Reserve to cut the Fed funds rate by 50 basis points on September 18 and another 25 basis points on October 31. Despite these rate cuts by the Fed, equity markets generally remained below the high levels reached earlier in the year, and then weakened significantly subsequent to year end. This weakness in the market corresponded with the reporting of third-quarter S&P 500 earnings results, which showed the first year-over-year decline in operating earnings since the final quarter of 2001. Expectations for fourth-quarter earnings growth were lowered significantly as well, resulting in a challenging market environment as the new fiscal year began.
What worked for the fund and why?
Good sector allocation was the largest positive contributor to the fund’s performance. Our overweight position in technology and energy and underweights in the consumer-related areas and utilities were drivers of fund performance. Within energy, stock selection added value, with National-Oilwell Varco and Cameron International being large positive contributors to performance. Within technology, our positions in Intel, IBM, Apple, and Hewlett-Packard boosted performance. Stock selection within the basic materials sector was very helpful to performance as well. Both Owens-Illinois and Freeport-McMoRan Copper & Gold were important contributors to the fund’s performance.
What did not work for the fund and why?
Stock selection within the financial sector hurt the fund on an individual stock basis. The fund did own both PMI Group and Ambac Financial Group, which were more negatively affected by the subprime mortgage crisis than we anticipated. Some of the fund’s bank stocks – Bank of America and Citigroup – were also impacted by these issues. In addition to the sector and stock combinations mentioned above, poor stock selection on a company-specific basis cost the fund performance. Weak performers – notably Circuit City, Motorola and Novartis – had an adverse effect on fund performance while they were in the portfolio.
What strategic moves were made by the fund and why?
We were positively rewarded for our overweights in energy and technology and for our stock selection within these sectors. Guided by global economic growth expectations and energy supply and demand forecasts, we selected stocks within the oil services area that helped performance. Technology was overweighted because we anticipated a strong PC cycle, strong demand for semiconductors and attractive valuations and earnings growth rates. The fund’s overall exposure to stocks that benefited from momentum (a pattern of increasing rate of growth in earnings per share), a bias toward growth strategies, and stock selection outside of the benchmark also contributed to performance. Nonbenchmark holdings in Owens-Illinois and Cameron International added to the fund’s performance. As we enter the new fiscal year, we have reduced our energy and technology weights and have added selectively to our consumer and financial holdings. We expect more interest-rate reductions by the Federal Reserve early in the new fiscal year. Interest-rate reductions should improve the outlook for the financial and consumer cyclical sectors.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.
Top 10 Holdings as of October 31, 20071  (% of net assets)

Cisco Systems	3.9%
Microsoft	3.9
Wachovia	3.4
American International Group	3.3
Hewlett-Packard	3.2
Morgan Stanley	3.1
Owens-Illinois	3.1
Exxon Mobil	3.0
Citigroup	2.8
Altria Group	2.6
Sector Allocation as of October 31, 20071  (% of net assets)

Information Technology	24.0%
Financials	23.4
Energy	13.6
Healthcare	11.7
Consumer Discretionary	7.6
Materials	5.3
Telecommunication Services	4.5
Consumer Staples	4.5
Industrials	3.7
Investment Company	1.2
Short-Term Investment	0.6
Other Assets and Liabilities, Net[2]	(0.1)

100.0%

[1]	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

[2]	Investments in securities typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.
First American Funds  2007 Annual Report       27

Large Cap Select Fund   continued
Annual Performance1,2

	October 31, 2007		September 30, 2007*

		Since Inception		Since Inception

	1 year	1/31/2003	1 year	1/31/2003
Average annual return with sales charge (POP)
Class A	8.10%	12.92%	9.31%	12.78%

Class B	8.52%	13.12%	9.83%	12.99%

Class C	12.45%	13.39%	13.75%	13.27%

Average annual return without sales charge (NAV)
Class A	14.36%	14.27%	15.68%	14.15%

Class B	13.52%	13.39%	14.83%	13.26%

Class C	13.45%	13.39%	14.75%	13.27%

Class R	14.09%	14.01%	15.40%	13.89%

Class Y	14.65%	14.56%	15.98%	14.43%

S&P 500 Index[3]	14.56%	15.39%	16.44%	15.30%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Mutual fund investing involves risk; principal loss is possible.

Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV. Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares and the contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investment performance reflects fee waivers that were in effect during the periods indicated. In the absence of such fee waivers, total returns would be reduced.

As of the most recent prospectus, the fund’s total annual operating expense ratio for Class A, Class B, Class C, Class R, and Class Y shares was 1.19%, 1.94%, 1.94%, 1.44%, and 0.94%, respectively.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.
Value of $10,000 Investment1,2,4  as of October 31, 2007

Large Cap Select Fund, Class A (NAV)	$18,837

Large Cap Select Fund, Class A (POP)	$17,804

S&P 500 Index[3]	$19,734

The chart at right illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 1/31/2003 to 10/31/2007) as compared to the S&P 500 Index[3].

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

[3]	An unmanaged market capitalization-weighted index based on the average weighted performance of 500 widely held common stocks.

[4]	Performance for Class B, Class C, Class R, and Class Y shares is not presented. Performance for these classes will vary due to the different expense structures.
28      First American Funds  2007 Annual Report

Large Cap Value Fund
Investment Objective: primary – capital appreciation; secondary – current income
How did the fund perform for the fiscal year ended October 31, 2007?
The First American Large Cap Value Fund (the “fund”), Class Y shares, returned 11.83% for the fiscal year ended October 31, 2007 (Class A shares returned 11.60% without taking the sales charge into account). By comparison, the fund’s benchmark, the Russell 1000 Value Index*, returned 10.83% for the same period.
What were the general economic and market conditions during the fiscal year?
Economic growth was generally below its long-term potential growth rate during the fiscal year as evidenced by the increase in the unemployment rate to 4.7% in October from 4.4% a year earlier. The subpar pace of domestic economic growth, along with significant credit market imbalances that developed in August and caused a broader tightening in financial market conditions, led the Federal Reserve to cut the Fed funds rate by 50 basis points on September 18 and another 25 basis points on October 31. Despite these rate cuts by the Fed, equity markets generally remained below the high levels reached earlier in the year, and then weakened significantly subsequent to year end. This weakness in the market corresponded with the reporting of third-quarter S&P 500 earnings results, which showed the first year-over-year decline in operating earnings since the final quarter of 2001. Expectations for fourth-quarter earnings growth were lowered significantly as well, resulting in a challenging market environment as the new fiscal year began.
What worked for the fund and why?
Good stock selection in the materials, technology, utility, and energy sectors made a positive contribution to the fund’s performance. An overweight in the materials sector proved beneficial given particularly strong performance by glass container company Owens-Illinois, which was led higher by successful implementation of new management’s turnaround plan as well as renewed industry pricing power. Copper miner Freeport-McMoRan was also a standout performer, as global metals demand remained robust. Notable performers in the technology sector included semiconductor producers Texas Instruments and Intel, experiencing margin expansion and earnings strength thanks to new product introductions and improving market conditions. Stock selection contributed to performance in utilities, where Exelon (a Chicago-based electric utility) and Edison International were the leaders. Within the energy sector, the portfolio gained from positions in Occidental Petroleum and oil services firm National-Oilwell Varco, both benefiting from continued strength in global energy markets.
What did not work for the fund and why?
Weaker stock selection in the financials, industrials, consumer staples, and consumer discretionary sectors detracted from the overall performance of the fund. Although the fund realized a net benefit from an underweight position in the struggling financial sector, investments in Ambac Financial Group, Countrywide Financial, and CIT Group were negatively impacted as a result of the credit market turmoil. Within industrials, the fund’s underweight position in conglomerate General Electric was a negative contributor to performance. In the consumer staples sector, the performance of food retailer SUPERVALU was disappointing as the company continued losing market share to stronger competitors. The fund’s small investment in home-building company Pulte Homes was a negative factor on performance as fundamentals in housing continued to deteriorate.
What strategic moves were made by the fund and why?
In terms of strategic positioning, the fund ended the fiscal year with its largest overweight in the materials and technology sectors as we continued to identify stocks in these sectors that exhibit compelling fundamentals with company-specific catalysts for change. We maintained our underweight position in the financial and utility sectors. It is our belief that the financial sector is still early in its correction and that utilities are experiencing very close to full valuations.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.
Top 10 Holdings as of October 31, 20071  (% of net assets)

Exxon Mobil	4.9%
AT&T	3.9
JPMorgan Chase	3.5
Owens-Illinois	3.2
Occidental Petroleum	2.8
Bank of America	2.6
Pfizer	2.5
General Electric	2.5
United Technologies	2.3
Marathon Oil	2.3
Sector Allocation as of October 31, 20071  (% of net assets)

Financials	25.3%
Energy	15.9
Industrials	9.3
Information Technology	8.8
Healthcare	8.1
Materials	8.1
Consumer Discretionary	6.4
Telecommunication Services	6.1
Consumer Staples	6.0
Utilities	5.3
Short-Term Investment	1.6
Other Assets and Liabilities, Net[2]	(0.9)

100.0%

[1]	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

[2]	Investments in securities typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.
First American Funds  2007 Annual Report       29

Large Cap Value Fund   continued
Annual Performance1,2

	October 31, 2007					September 30, 2007*

				Since Inception					Since Inception

	1 year	5 years	10 years	2/01/1999	9/24/2001	1 year	5 years	10 years	2/01/1999	9/24/2001
Average annual return with sales charge (POP)
Class A	5.45%	12.89%	4.89%	—	—	7.10%	14.15%	4.23%	—	—

Class B	5.76%	13.07%	4.70%	—	—	7.48%	14.35%	4.05%	—	—

Class C	9.71%	13.32%	—	3.88%	—	11.51%	14.57%	—	3.77%	—
Average annual return without sales charge (NAV)
Class A	11.60%	14.18%	5.49%	—	—	13.33%	15.45%	4.82%	—	—

Class B	10.76%	13.32%	4.70%	—	—	12.48%	14.59%	4.05%	—	—

Class C	10.71%	13.32%	—	3.88%	—	12.51%	14.57%	—	3.77%	—

Class R	11.25%	13.96%	—	—	9.42%	13.07%	15.24%	—	—	9.33%

Class Y	11.83%	14.45%	5.76%	—	—	13.62%	15.75%	5.10%	—	—

Russell 1000 Value Index[3]	10.83%	16.39%	9.11%	7.74%	11.92%	14.45%	18.07%	8.80%	7.82%	12.10%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Mutual fund investing involves risk; principal loss is possible.

Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares and the contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investment performance reflects fee waivers that were in effect during the periods indicated. In the absence of such fee waivers, total returns would be reduced.

As of the most recent prospectus, the fund’s total annual operating expense ratio for Class A, Class B, Class C, Class R, and Class Y shares was 1.17%, 1.92%, 1.92%, 1.42%, and 0.92%, respectively.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.
Value of $10,000 Investment1,2,4  as of October 31, 2007

Large Cap Value Fund, Class A (NAV)	$17,060

Large Cap Value Fund, Class A (POP)	$16,122

Russell 1000 Value Index[3]	$23,920

The chart at right illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 10/31/1997 to 10/31/2007) as compared to the Russell 1000 Value Index[3].

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

[3]	An unmanaged index that measures the performance of those companies in the Russell 1000 Index (large-cap index) with lower price-to-book ratios and lower forecasted growth values.

[4]	Performance for Class B, Class C, Class R and Class Y shares is not presented. Performance for these classes will vary due to the different expense structures.
30      First American Funds  2007 Annual Report

Balanced Fund
Investment Objective: maximize total return (capital appreciation plus income)
How did the fund perform for the fiscal year ended October 31, 2007?
The First American Balanced Fund (the “fund”), Class Y shares, returned 11.21% for the fiscal year ended October 31, 2007 (Class A shares returned 10.97% without taking the sales charge into account). By comparison, the fund’s benchmarks, the Russell 3000 Index* and the Lehman Aggregate Bond Index*, returned 14.53% and 5.38%, respectively, for the same period.
What were the general economic and market conditions during the fiscal year?
Economic growth was generally below its long-term potential growth rate during the fiscal year as evidenced by the increase in the unemployment rate to 4.7% in October from 4.4% a year earlier. The subpar pace of domestic economic growth, along with significant credit market imbalances that developed in August and caused a broader tightening in financial market conditions, led the Federal Reserve to cut the Fed funds rate by 50 basis points on September 18 and another 25 basis points on October 31. Despite these rate cuts by the Fed, equity markets generally remained below the high levels reached earlier in the year, and then weakened significantly subsequent to year end. This weakness in the market corresponded with the reporting of third-quarter S&P 500 earnings results, which showed the first year-over-year decline in operating earnings since the final quarter of 2001. Expectations for fourth quarter earnings growth were lowered significantly as well, resulting in a challenging market environment as the new fiscal year began.
What worked for the fund and why?
In the stock portion of the fund, good sector allocation was the largest positive contributor to the fund’s performance. Our overweight position in technology and energy and underweights in the consumer-related areas and utilities were drivers of fund performance. Within energy, stock selection added value, with National-Oilwell Varco and Cameron International being large positive contributors to performance. Within technology, our positions in Intel, IBM, Apple, and Hewlett-Packard boosted performance. Stock selection within the basic materials sector was very helpful to performance as well. Both Owens-Illinois and Freeport-McMoRan Copper & Gold were important contributors to the fund’s performance.
In the fixed-income portion of the fund, we adopted an increasingly defensive position on corporate bonds as the fiscal year progressed. Our reduced holdings in high-yield corporate bonds and an underweight to investment-grade corporate bonds helped fund performance, particularly later in the fiscal year. The fund also benefited from the steepening of the yield curve as financial market turmoil intensified in the latter half of the fiscal year. The portfolio benefited marginally from lower interest rates.
What did not work for the fund and why?
Stock selection within the financial sector hurt the fund on an individual stock basis. The fund did own both PMI Group and Ambac Financial Group, which were more negatively affected by the subprime mortgage crisis than we anticipated. Some of the fund’s bank stocks – Bank of America and Citigroup – were also impacted by these issues. In addition to the sector and stock combinations mentioned above, poor stock selection on a company-specific basis cost the fund performance. Weak performers – notably Circuit City, Motorola and Novartis – had an adverse effect on fund performance while they were in the portfolio.
The bond portion of the portfolio was hurt by an overweight to asset-backed and commercial mortgage-backed securities. Although the quality of these holdings is high, these sectors suffered in sympathy with turmoil in the mortgage market.
What strategic moves were made by the fund and why?
We were positively rewarded for our overweights in energy and technology and for our stock selection within these sectors. Guided by global economic growth expectations and energy supply and demand forecasts, we selected stocks within the oil services area that helped performance. Technology was overweighted because we anticipated a strong PC cycle, strong demand for semiconductors, and attractive valuations and earnings growth rates. The fund’s overall exposure to stocks that benefited from momentum (a pattern of increasing rate of growth in earnings per share), a bias toward growth strategies, and stock selection outside of the benchmark also contributed to performance. Non-benchmark holdings in Owens-Illinois and Cameron International added to the fund’s performance. As we enter the new fiscal year, we have reduced our energy and technology weights and have added selectively to our consumer and financial holdings. We expect more interest-rate reductions by the Federal Reserve early in the new fiscal year. Interest-rate reductions should improve the outlook for the financial and consumer cyclical sectors.
The bond portfolio remained defensively positioned with respect to corporate credit risk, given market valuations and deteriorating credit fundamentals. The portfolio maintained an overweight in high-quality asset-backed securities and commercial mortgage-backed securities, since we view these sectors as cheap. Our interest-rate strategy was focused on a steepening yield curve, and interest-rate sensitivity was adjusted depending on valuations, given market volatility.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.
Top 10 Holdings as of October 31, 20071  (% of net assets)

iShares MSCI EAFE Index Fund	3.4%
U. S. Treasury Note, 4.875%, 8/31/2008	2.3
First American Prime Obligations Fund, Class Z	2.0
Cisco Systems	1.9
Microsoft	1.9
Wachovia	1.7
American International Group	1.6
Hewlett-Packard	1.6
Morgan Stanley	1.5
Owens-Illinois	1.5
Portfolio Allocation as of October 31, 20071  (% of net assets)

Stocks	52.9%
Bonds	41.0
Investment Companies	4.5
Short-Term Investments	2.2
Other Assets and Liabilities, Net[2]	(0.6)

100.0%

[1]	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

[2]	Investments in securities typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.
First American Funds  2007 Annual Report       31

Balanced Fund   continued
Annual Performance1,2

	October 31, 2007						September 30, 2007*

				Since Inception						Since Inception

	1 year	5 years	10 years	3/1/1999	11/27/2000	9/24/2001	1 year	5 years	10 years	3/1/1999	11/27/2000	9/24/2001
Average annual return with sales charge (POP)
Class A	4.90%	9.30%	5.28%	—	—	—	5.41%	9.99%	4.92%	—	—	—

Class B	5.08%	9.43%	—	4.45%	—	—	5.74%	10.15%	—	4.33%	—	—

Class C	9.15%	9.70%	—	—	—	7.08%	9.63%	10.39%	—	—	—	6.92%
Average annual return without sales charge (NAV)
Class A	10.97%	10.54%	5.87%	—	—	—	11.55%	11.25%	5.52%	—	—	—

Class B	10.08%	9.71%	—	4.45%	—	—	10.74%	10.42%	—	4.33%	—	—

Class C	10.15%	9.70%	—	—	—	7.08%	10.63%	10.39%	—	—	—	6.92%

Class R	10.82%	10.38%	—	—	4.20%	—	11.31%	11.07%	—	—	4.02%	—

Class Y	11.21%	10.78%	6.15%	—	—	—	11.79%	11.52%	5.79%	—	—	—

Russell 3000 Index [3]	14.53%	14.83%	7.39%	5.23%	4.61%	10.24%	16.52%	16.18%	6.83%	5.06%	4.39%	10.06%

Lehman Aggregate Bond Index[4]	5.38%	4.41%	5.91%	5.83%	5.95%	5.05%	5.14%	4.13%	5.97%	5.78%	5.89%	4.96%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Mutual fund investing involves risk; principal loss is possible.

Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares and the contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investment performance reflects fee waivers that were in effect during the periods indicated. In the absence of such fee waivers, total returns would be reduced.

As of the most recent prospectus, the fund’s total annual operating expense ratio before waivers (including acquired fund fees and expenses, which the fund indirectly bears) for Class A, Class B, Class C, Class R, and Class Y shares was 1.27%, 2.02%, 2.02%, 1.52%, and 1.02%, respectively. The advisor has contractually agreed to waive fees and reimburse other fund expenses through June 30, 2008 so that total annual fund operating expenses (net of acquired fund fees and expenses) for Class A, Class B, Class C, Class R, and Class Y shares do not exceed 1.10%, 1.85%, 1.85%, 1.35%, and 0.85%, respectively. These fee waivers and expense reimbursements may be terminated at any time after June 30, 2008 at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.
Value of $10,000 Investment1,2,5  as of October 31, 2007

Balanced Fund, Class A (NAV)	$17,696

Balanced Fund, Class A (POP)	$16,725

Russell 3000 Index[3]	$20,392

Lehman Aggregate Bond Index[4]	$17,757

The chart at right illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 10/31/1997 to 10/31/2007) as compared to the Russell 3000 Index[3] and the Lehman Aggregate Bond Index[4].

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

On September 24, 2001, the First American Balanced Fund combined with Firstar Balanced Growth Fund and Firstar Balanced Income Fund. Performance history prior to September 24, 2001, represents that of Firstar Balanced Growth Fund.

[3]	An unmanaged index that measures the performance of the 3,000 largest U.S. companies (98% of the investable U.S. equity market) based on total market capitalization.

[4]	An unmanaged fixed income index covering the U.S. investment-grade fixed-rate bond market.

[5]	Performance for Class B, Class C, Class R, and Class Y shares is not presented. Performance for these classes will vary due to the different expense structures.
32      First American Funds  2007 Annual Report

Equity Income Fund
Investment Objective: long-term growth of capital and income
How did the fund perform for the fiscal year ended October 31, 2007?
The First American Equity Income Fund (the “fund”), Class Y shares, returned 15.54% for the fiscal year ended October 31, 2007 (Class A shares returned 15.24% without taking the sales charge into account). By comparison, the fund’s benchmark, the Standard and Poor’s 500 Dividend Only Stocks Index*, returned 13.57% for the same period.
What were the general economic and market conditions during the fiscal year?
Economic growth was generally below its long-term potential growth rate during the fiscal year as evidenced by the increase in the unemployment rate to 4.7% in October from 4.4% a year earlier. The subpar pace of domestic economic growth, along with significant credit market imbalances that developed in August and caused a broader tightening in financial market conditions, led the Federal Reserve to cut the Fed funds rate by 50 basis points on September 18 and another 25 basis points on October 31. Despite these rate cuts by the Fed, equity markets generally remained below the high levels reached earlier in the year, and then weakened significantly subsequent to year end. This weakness in the market corresponded with the reporting of third-quarter S&P 500 earnings results, which showed the first year-over-year decline in operating earnings since the final quarter of 2001. Expectations for fourth-quarter earnings growth were lowered significantly as well, resulting in a challenging market environment as the new fiscal year began.
What worked for the fund and why?
In general, the fund’s sector allocation added value. The fund was overweight in several of the best-performing sectors, including telecommunications services, information technology, and energy. The fund was underweight in the two poorest-performing sectors of the market – financials and consumer discretionary. This sector positioning reflected our conviction that U.S. consumer spending was likely to experience a challenging environment in 2007 due to rising interest rates and energy prices. We also expected economic growth abroad to be stronger than in the United States. Therefore, the fund was positioned in industries and companies with significant shares of their revenues sourced overseas, particularly in the information technology, industrials, and materials sectors.
Strong performing individual holdings were spread across several sectors of the market and included McDonald’s and YUM! Brands in the consumer discretionary sector, both benefiting from strong revenue growth in their international markets. This was also true for Proctor & Gamble, the fund’s largest holding in the consumer staples sector. In financials, standout performers included ICICI Bank, a bank domiciled in India, with strong operating performance reflecting the generally strong economic growth in that country; and BlackRock, an asset manager with a growing worldwide presence. In industrials, Honeywell International’s performance was very strong, reflecting robust global spending on aerospace products. Hewlett-Packard and Intel led the pack in the information technology sector on the strength of their strong international sales results. This also boosted the performance of Praxair, an industrial gas company with a growing international presence. Vodaphone Group, in telecommunications services, was also a strong performer as investors recognized the company’s improving operating fundamentals and stabilizing revenue environment.
What did not work for the fund and why?
The fund’s worst performers were concentrated in the financials sector, where the fallout from aggressive mortgage lending in the United States was widely experienced. Several of the fund’s holdings were impacted by this including Ambac Financial Group, Wachovia, Bank of America, and American International Group (AIG).
What strategic moves were made by the fund and why?
The fund was incrementally positioned throughout the fiscal year into industries and companies with strong international business prospects. Concurrently, U.S.-focused companies were trimmed or sold during the year. The fund continues to emphasize primarily large U.S.-based companies with growing global franchises and with dividend policies that support above-average current yields and dividend growth.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.
Top 10 Holdings as of October 31, 20071  (% of net assets)

Exxon Mobil	3.9%
AT&T	3.8
BP, ADR	3.5
General Electric	3.5
Bank of America	3.3
Microsoft	3.2
ConocoPhillips	2.9
Intel	2.9
Procter & Gamble	2.6
Chevron	2.6
Sector Allocation as of October 31, 20071  (% of net assets)

Financials	19.7%
Energy	14.3
Information Technology	13.9
Industrials	12.2
Consumer Staples	11.3
Telecommunication Services	9.2
Healthcare	8.9
Consumer Discretionary	4.2
Materials	3.6
Utilities	1.7
Short-Term Investment	0.8
Convertible Corporate Bond	0.4
Other Assets and Liabilities, Net[2]	(0.2)

100.0%

[1]	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

[2]	Investments in securities typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.
First American Funds  2007 Annual Report       33

Equity Income Fund   continued
Annual Performance1,2

	October 31, 2007					September 30, 2007*

				Since Inception					Since Inception

	1 year	5 years	10 years	2/01/1999	9/24/2001	1 year	5 years	10 years	2/01/1999	9/24/2001
Average annual return with sales charge (POP)
Class A	8.87%	12.81%	7.31%	—	—	10.56%	13.86%	6.94%	—	—

Class B	9.40%	13.00%	7.15%	—	—	11.18%	14.06%	6.79%	—	—

Class C	13.37%	13.23%	—	5.61%	—	15.14%	14.28%	—	5.50%	—
Average annual return without sales charge (NAV)
Class A	15.24%	14.09%	7.91%	—	—	17.01%	15.17%	7.55%	—	—

Class B	14.40%	13.24%	7.15%	—	—	16.18%	14.29%	6.79%	—	—

Class C	14.37%	13.23%	—	5.61%	—	16.14%	14.28%	—	5.50%	—

Class R	14.98%	13.88%	—	—	9.29%	16.76%	14.96%	—	—	9.16%

Class Y	15.54%	14.37%	8.21%	—	—	17.32%	15.44%	7.84%	—	—

S&P 500 Index[3]	14.56%	13.88%	7.10%	3.93%	9.29%	16.44%	15.45%	6.57%	3.78%	9.14%

S&P 500 Dividend Only Stocks Index[4]	13.57%	13.37%	7.61%	5.11%	—	15.93%	14.79%	7.16%	5.04%	—

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Mutual fund investing involves risk; principal loss is possible.

Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares and the contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investment performance reflects fee waivers that were in effect during the periods indicated. In the absence of such fee waivers, total returns would be reduced.

As of the most recent prospectus, the fund’s total annual operating expense ratio for Class A, Class B, Class C, Class R, and Class Y shares was 1.16%, 1.91%, 1.91%, 1.41%, and 0.91%, respectively.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.
Value of $10,000 Investment1,2,5  as of October 31, 2007

Equity Income Fund, Class A (NAV)	$21,416

Equity Income Fund, Class A (POP)	$20,244

S&P 500 Index[3]	$19,860

S&P 500 Dividend Only Stocks Index[4]	$20,831

The chart at right illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 10/31/1997 to 10/31/2007) as compared to the S&P 500 Index[3] and the S&P 500 Dividend Only Stocks Index[4].

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

[3]	An unmanaged market capitalization-weighted index based on the average weighted performance of 500 widely held common stocks.

[4]	The S&P 500 Dividend Only Stocks Index custom benchmark is composed of companies in the S&P 500 Index that have an indicated annual dividend.

[5]	Performance for Class B, Class C, Class R, and Class Y shares is not presented. Performance for these classes will vary due to the different expense structures.
34      First American Funds  2007 Annual Report

Expense Examples
As a shareholder of one or more of the funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees, and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested in a fund at the beginning of the period and held for the entire period from May 1, 2007 to October 31, 2007.
Actual Expenses
For each class of each fund, two lines are presented in the table below — the first line for each class provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular fund and class, to estimate the expenses that you paid over the period. Simply divide your account value in the fund and class by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” for your fund and class to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
For each class of each fund, the second line for each class provides information about hypothetical account values and hypothetical expenses based on the respective fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the tables for each class of each fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Real Estate Securities Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (5/01/07 to
	Value (5/01/07)	Value (10/31/07)	10/31/07)
Class A Actual[2]	$1,000.00	$948.70	$5.99

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,019.06	$6.21

Class B Actual[2]	$1,000.00	$944.70	$9.66

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,015.27	$10.01

Class C Actual[2]	$1,000.00	$944.90	$9.66

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,015.27	$10.01

Class R Actual[2]	$1,000.00	$947.60	$7.22

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	$7.48

Class Y Actual[2]	$1,000.00	$949.60	$4.77

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,020.32	$4.94

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 1.22%, 1.97%, 1.97%, 1.47%, and 0.97% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended October 31, 2007 of -5.13%, -5.53%, -5.51%, -5.24%, and -5.04% for Class A, Class B, Class C, Class R and Class Y, respectively.
First American Funds  2007 Annual Report       35

Expense Examples   continued
International Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (5/01/07 to
	Value (5/01/07)	Value (10/31/07)	10/31/07)
Class A Actual[2]	$1,000.00	$1,078.60	$7.81

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,017.69	$7.58

Class B Actual[2]	$1,000.00	$1,074.20	$11.71

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,013.91	$11.37

Class C Actual[2]	$1,000.00	$1,074.90	$11.71

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,013.91	$11.37

Class R Actual[2]	$1,000.00	$1,077.20	$9.11

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,016.43	$8.84

Class Y Actual[2]	$1,000.00	$1,080.20	$6.50

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.31

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 1.49%, 2.24%, 2.24%, 1.74%, and 1.24% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended October 31, 2007 of 7.86%, 7.42%, 7.49%, 7.72%, and 8.02% for Class A, Class B, Class C, Class R, and Class Y, respectively.
International Select Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[3] (5/01/07 to
	Value (5/01/07)	Value (10/31/07)	10/31/07)
Class A Actual[4]	$1,000.00	$1,120.80	$7.96

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,017.69	$7.58

Class B Actual[4]	$1,000.00	$1,116.60	$11.95

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,013.91	$11.37

Class C Actual[4]	$1,000.00	$1,116.60	$11.95

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,013.91	$11.37

Class R Actual[4]	$1,000.00	$1,119.10	$9.29

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,016.43	$8.84

Class Y Actual[4]	$1,000.00	$1,122.70	$6.63

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.31

[3]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 1.49%, 2.24%, 2.24%, 1.74%, and 1.24% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[4]	Based on the actual returns for the six-month period ended October 31, 2007 of 12.08%, 11.66%, 11.66%, 11.91%, and 12.27% for Class A, Class B, Class C, Class R and Class Y, respectively.
36      First American Funds  2007 Annual Report

Small Cap Growth Opportunities Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (5/01/07 to
	Value (5/01/07)	Value (10/31/07)	10/31/07)
Class A Actual[2]	$1,000.00	$1,048.90	$7.54

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	$7.43

Class B Actual[2]	$1,000.00	$1,045.40	$11.39

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,014.06	$11.22

Class C Actual[2]	$1,000.00	$1,045.10	$11.39

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,014.06	$11.22

Class R Actual[2]	$1,000.00	$1,047.80	$8.83

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,016.59	$8.69

Class Y Actual[2]	$1,000.00	$1,050.20	$6.25

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,019.11	$6.16

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 1.46%, 2.21%, 2.21%, 1.71%, and 1.21% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended October 31, 2007 of 4.89%, 4.54%, 4.51%, 4.78%, and 5.02% for Class A, Class B, Class C, Class R, and Class Y, respectively.
Small Cap Select Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[3] (5/01/07 to
	Value (5/01/07)	Value (10/31/07)	10/31/07)
Class A Actual[4]	$1,000.00	$1,014.40	$6.25

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.26

Class B Actual[4]	$1,000.00	$1,010.50	$10.03

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,015.22	$10.06

Class C Actual[4]	$1,000.00	$1,010.80	$10.04

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,015.22	$10.06

Class R Actual[4]	$1,000.00	$1,013.20	$7.51

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,017.74	$7.53

Class Y Actual[4]	$1,000.00	$1,016.20	$4.98

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,020.27	$4.99

[3]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 1.23%, 1.98%, 1.98%, 1.48%, and 0.98% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[4]	Based on the actual returns for the six-month period ended October 31, 2007 of 1.44%, 1.05%, 1.08%, 1.32%, and 1.62% for Class A, Class B, Class C, Class R, and Class Y, respectively.
First American Funds  2007 Annual Report       37

Expense Examples   continued
Small Cap Value Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (5/01/07 to
	Value (5/01/07)	Value (10/31/07)	10/31/07)
Class A Actual[2]	$1,000.00	$995.60	$6.34

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	$6.41

Class B Actual[2]	$1,000.00	$991.70	$10.09

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,015.07	$10.21

Class C Actual[2]	$1,000.00	$991.90	$10.09

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,015.07	$10.21

Class R Actual[2]	$1,000.00	$994.00	$7.59

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,017.59	$7.68

Class Y Actual[2]	$1,000.00	$996.40	$5.08

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,020.11	$5.14

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 1.26%, 2.01%, 2.01%, 1.51%, and 1.01% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended October 31, 2007 of -0.44%, -0.83%, -0.81%, -0.60%, and -0.36% for Class A, Class B, Class C, Class R, and Class Y, respectively.
Small-Mid Cap Core Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[3] (5/01/07 to
	Value (5/01/07)	Value (10/31/07)	10/31/07)
Class A Actual[4]	$1,000.00	$1,022.10	$7.19

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$7.17

Class B Actual[4]	$1,000.00	$1,018.80	$10.99

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,014.32	$10.97

Class C Actual[4]	$1,000.00	$1,018.30	$10.99

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,014.32	$10.97

Class Y Actual[4]	$1,000.00	$1,024.00	$5.92

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,019.36	$5.90

[3]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 1.41%, 2.16%, 2.16%, and 1.16% for Class A, Class B, Class C, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[4]	Based on the actual returns for the six-month period ended October 31, 2007 of 2.21%, 1.88%, 1.83%, and 2.40% for Class A, Class B, Class C, and Class Y, respectively.
38      First American Funds  2007 Annual Report

Mid Cap Growth Opportunities Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (5/01/07 to
	Value (5/01/07)	Value (10/31/07)	10/31/07)
Class A Actual[2]	$1,000.00	$1,103.60	$6.42

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,019.11	$6.16

Class B Actual[2]	$1,000.00	$1,099.20	$10.37

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,015.32	$9.96

Class C Actual[2]	$1,000.00	$1,099.10	$10.37

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,015.32	$9.96

Class R Actual[2]	$1,000.00	$1,102.10	$7.74

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	$7.43

Class Y Actual[2]	$1,000.00	$1,104.90	$5.09

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,020.37	$4.89

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 1.21%, 1.96%, 1.96%, 1.46%, and 0.96% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended October 31, 2007 of 10.36%, 9.92%, 9.91%, 10.21%, and 10.49% for Class A, Class B, Class C, Class R, and Class Y, respectively.
Mid Cap Value Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[3] (5/01/07 to
	Value (5/01/07)	Value (10/31/07)	10/31/07)
Class A Actual[4]	$1,000.00	$1,010.10	$6.18

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,019.06	$6.21

Class B Actual[4]	$1,000.00	$1,006.50	$9.96

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,015.27	$10.01

Class C Actual[4]	$1,000.00	$1,006.30	$9.96

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,015.27	$10.01

Class R Actual[4]	$1,000.00	$1,008.60	$7.44

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	$7.48

Class Y Actual[4]	$1,000.00	$1,011.30	$4.92

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,020.32	$4.94

[3]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 1.22%, 1.97%, 1.97%, 1.47%, and 0.97% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[4]	Based on the actual returns for the six-month period ended October 31, 2007 of 1.01%, 0.65%, 0.63%, 0.86%, and 1.13% for Class A, Class B, Class C, Class R, and Class Y, respectively.
First American Funds  2007 Annual Report       39

Expense Examples   continued
Large Cap Growth Opportunities Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (5/01/07 to
	Value (5/01/07)	Value (10/31/07)	10/31/07)
Class A Actual[2]	$1,000.00	$1,146.70	$6.38

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,019.26	$6.01

Class B Actual[2]	$1,000.00	$1,142.50	$10.42

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,015.48	$9.80

Class C Actual[2]	$1,000.00	$1,142.60	$10.42

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,015.48	$9.80

Class R Actual[2]	$1,000.00	$1,145.20	$7.73

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,018.00	$7.27

Class Y Actual[2]	$1,000.00	$1,148.20	$5.04

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,020.52	$4.74

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 1.18%, 1.93%, 1.93%, 1.43%, and 0.93% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended October 31, 2007 of 14.67%, 14.25%, 14.26%, 14.52%, and 14.82% for Class A, Class B, Class C, Class R, and Class Y, respectively.
Large Cap Select Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[3] (5/01/07 to
	Value (5/01/07)	Value (10/31/07)	10/31/07)
Class A Actual[4]	$1,000.00	$1,068.30	$6.20

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,019.21	$6.06

Class B Actual[4]	$1,000.00	$1,064.40	$10.09

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,015.43	$9.86

Class C Actual[4]	$1,000.00	$1,064.40	$10.09

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,015.43	$9.86

Class R Actual[4]	$1,000.00	$1,067.30	$7.50

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,017.95	$7.32

Class Y Actual[4]	$1,000.00	$1,069.80	$4.90

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,020.47	$4.79

[3]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 1.19%, 1.94%, 1.94%, 1.44%, and 0.94% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[4]	Based on the actual returns for the six-month period ended October 31, 2007 of 6.83%, 6.44%, 6.44%, 6.73%, and 6.98% for Class A, Class B, Class C, Class R, and Class Y, respectively.
40      First American Funds  2007 Annual Report

Large Cap Value Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (5/01/07 to
	Value (5/01/07)	Value (10/31/07)	10/31/07)
Class A Actual[2]	$1,000.00	$1,038.00	$6.01

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,019.31	$5.96

Class B Actual[2]	$1,000.00	$1,034.40	$9.85

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,015.53	$9.75

Class C Actual[2]	$1,000.00	$1,033.90	$9.84

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,015.53	$9.75

Class R Actual[2]	$1,000.00	$1,036.30	$7.29

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,018.05	$7.22

Class Y Actual[2]	$1,000.00	$1,039.20	$4.73

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,020.57	$4.69

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 1.17%, 1.92%, 1.92%, 1.42%, and 0.92% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended October 31, 2007 of 3.80%, 3.44%, 3.39%, 3.63%, and 3.92% for Class A, Class B, Class C, Class R, and Class Y, respectively.
Balanced Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[3] (5/01/07 to
	Value (5/01/07)	Value (10/31/07)	10/31/07)
Class A Actual[4]	$1,000.00	$1,049.60	$5.63

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,019.71	$5.55

Class B Actual[4]	$1,000.00	$1,045.80	$9.49

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,015.93	$9.35

Class C Actual[4]	$1,000.00	$1,045.90	$9.54

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,015.88	$9.40

Class R Actual[4]	$1,000.00	$1,048.10	$6.97

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.87

Class Y Actual[4]	$1,000.00	$1,050.80	$4.34

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,020.97	$4.28

[3]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 1.09%, 1.84%, 1.85%, 1.35%, and 0.84% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[4]	Based on the actual returns for the six-month period ended October 31, 2007 of 4.96%, 4.58%, 4.59%, 4.81%, and 5.08% for Class A, Class B, Class C, Class R, and Class Y, respectively.
First American Funds  2007 Annual Report       41

Expense Examples   continued
Equity Income Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (5/01/07 to
	Value (5/01/07)	Value (10/31/07)	10/31/07)
Class A Actual[2]	$1,000.00	$1,067.80	$6.05

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,019.36	$5.90

Class B Actual[2]	$1,000.00	$1,063.40	$9.93

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,015.58	$9.70

Class C Actual[2]	$1,000.00	$1,063.30	$9.93

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,015.58	$9.70

Class R Actual[2]	$1,000.00	$1,066.60	$7.34

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$7.17

Class Y Actual[2]	$1,000.00	$1,068.70	$4.74

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,020.62	$4.63

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 1.16%, 1.91%, 1.91%, 1.41%, and 0.91% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended October 31, 2007 of 6.78%, 6.34%, 6.33%, 6.66%, and 6.87% for Class A, Class B, Class C, Class R, and Class Y, respectively.
42      First American Funds  2007 Annual Report

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Directors
First American Investment Funds, Inc.
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Real Estate Securities, International, International Select, Small Cap Growth Opportunities, Small Cap Select, Small Cap Value, Small-Mid Cap Core, Mid Cap Growth Opportunities, Mid Cap Value, Large Cap Growth Opportunities, Large Cap Select, Large Cap Value, Balanced, and Equity Income Funds (series of First American Investment Funds, Inc.) (collectively, the “funds”) as of October 31, 2007, and the related statements of operations, statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007 by correspondence with the custodians and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the funds listed above of the First American Investment Funds, Inc. at October 31, 2007, the results of their operations, changes in their net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Minneapolis, Minnesota
December 19, 2007
First American Funds  2007 Annual Report       43

Schedule of  Investments    October 31, 2007, all dollars are rounded to thousands (000)

Real Estate Securities Fund
DESCRIPTION	SHARES	VALUE

Real Estate Common Stocks (a) – 96.3%
Apartments – 14.3%
American Campus Communities (b)	373,625	$10,626
Associated Estates Realty (b)	317,740	3,857
Avalonbay Communities (b) (c)	160,127	19,640
Boardwalk Real Estate (b) (d)	207,443	9,585
BRE Properties (b)	45,971	2,519
Camden Property Trust (b)	227,357	14,176
Equity Residential Properties Trust (b) (c)	514,724	21,505
Essex Property Trust (b) (c)	122,658	15,140
Home Properties (b) (c)	187,421	9,637
Mid-America Apartment Communities (b) (c)	134,477	6,993
UDR, Inc. (b) (c)	623,385	14,799

		128,477

Community Centers – 9.8%
Agree Realty (b)	42,845	1,387
Developers Diversified Realty (b) (c)	444,491	22,402
Federal Realty Investment Trust (b) (c)	182,369	16,089
Kimco Realty (b) (c)	568,848	23,619
Kite Realty Group Trust (b)	78,530	1,423
Regency Centers (b) (c)	297,926	21,296
Saul Centers (b)	37,983	2,082

		88,298

Diversified – 6.2%
Cousins Properties (b) (c)	30,475	877
Forest City Enterprises, Class A (c)	218,407	12,432
Vornado Realty Trust (b) (c)	376,598	42,074

		55,383

Healthcare – 6.1%
Brookdale Senior Living (c)	253,874	9,366
Capital Senior Living (c) (e)	758,196	6,778
HCP, Inc. (b) (c)	128,564	4,376
Health Care REIT (b) (c)	123,439	5,467
Healthcare Realty Trust (b)	66,422	1,756
Nationwide Health Properties (b) (c)	167,363	5,225
OMEGA Healthcare Investors (b) (c)	36,485	611
Skilled Healthcare Group, Class A (e)	264,851	4,338
Ventas (b) (c)	388,390	16,658

		54,575

Hotels – 11.9%
Ashford Hospitality Trust (b) (c)	90,526	891
Gaylord Entertainment (c)	134,637	7,335
Hersha Hospitality Trust (b) (c)	530,992	5,740
Host Marriott (b) (c)	1,758,657	38,972
LaSalle Hotel Properties (b) (c)	348,740	14,410
Marcus (c)	26,601	512
Marriott International, Class A	857,672	35,259
Red Lion Hotels (e)	225,817	2,217
Strategic Hotels & Resorts (b)	82,413	1,800
Sunstone Hotel Investors (b)	13,001	361

		107,497

Industrials – 10.3%
AMB Property (b) (c)	77,702	5,078
DCT Industrial Trust (b) (c)	122,992	1,319
EastGroup Properties (b) (c)	405,909	19,354
Prologis (b) (c)	639,756	45,896
PS Business Parks (b)	364,627	21,258

		92,905

International – 0.6%
Eurocommercial Properties (b) (d)	79,423	4,680
Kamigumi (d)	24,734	201
Mapletree Logistics Trust (b) (d)	281,083	233
Mitsubishi Logistics (d)	30,444	437

		5,551

Malls – 14.0%
CBL & Associates Properties (b)	75,128	2,487
General Growth Properties (b) (c)	404,333	21,980
Macerich (b) (c)	297,141	25,468
Pennsylvania (b)	165,456	6,312
Simon Property Group (b) (c)	650,921	67,767
Taubman Centers (b) (c)	30,688	1,807

		125,821

Manufactured Homes – 0.3%
Equity Lifestyle Properties (b) (c)	52,287	2,627

Mortgage – 0.3%
iStar Financial (b) (c)	78,337	2,390

Net Lease – 0.4%
Entertainment Properties Trust (b) (c)	28,198	1,547
National Retail Properties (b) (c)	25,600	649
Realty Income (b) (c)	48,552	1,434

		3,630

Office – 17.2%
Alexandria Real Estate Equities (b) (c)	39,864	4,112
BioMed Realty Trust (b) (c)	324,186	7,745
Boston Properties (b) (c)	333,529	36,134
Brandywine Realty Trust (b) (c)	140,293	3,629
Brookfield Asset Management, Class A (c)	22,151	904
Brookfield Properties	365,929	9,137
Cogdell Spencer (b)	451,398	7,737
Corporate Office Properties Trust (b) (c)	179,840	7,433
Digital Realty Trust (b) (c)	74,200	3,264
Duke Realty (b) (c)	806,256	25,921
Dupont Fabros Technology (b) (c) (e)	325,301	6,987
Highwoods Properties (b) (c)	192,268	6,914
Kilroy Realty (b) (c)	54,393	3,538
Mack-Cali Realty (b)	21,400	847
SL Green Realty (b) (c)	255,193	30,792

		155,094

Real Estate Service Provider – 0.3%
HFF, Inc. (e)	286,110	2,875

Self Storage – 4.5%
Extra Space Storage (b) (c)	180,270	2,834
Public Storage (b) (c)	470,017	38,057

		40,891

Student Housing – 0.1%
Education Realty Trust (b)	52,294	677

Total Real Estate Common Stocks
(Cost $697,853)		866,691
Investment Companies – 2.3%
Macquarie Global Infrastructure Total Return Fund (c)	308,039	9,697
Macquarie/ First Trust Global Infrastructure/ Utilities Dividend & Income Fund (c)	97,413	2,703
Seligman Lasalle International Real Estate (c)	59,694	1,189
SPDR Macquarie Global Infrastructure 100 Index (c) (e)	112,436	6,924

Total Investment Companies
(Cost $18,336)		20,513

The accompanying notes are an integral part of the financial statements.
44      First American Funds  2007 Annual Report

Real Estate Securities Fund (concluded)
DESCRIPTION	SHARES	VALUE

Private Real Estate Companies (a) – 0.0%
Beacon Capital (e) (f) (g)	33,750	$3
Newcastle Investment Holdings (e) (f) (g)	35,000	66

Total Private Real Estate Companies
(Cost $588)		69

Short-Term Investment – 0.7%
First American Prime Obligations Fund, Class Z (h)
(Cost $6,284)	6,283,982	6,284

Investment Purchased with Proceeds from Securities Lending – 46.5%
Mount Vernon Securities Lending Prime Portfolio (i)
(Cost $418,293)	418,292,504	418,293

Total Investments – 145.8%
(Cost $1,141,354)		1,311,850

Other Assets and Liabilities, Net – (45.8)%		(411,883)

Total Net Assets – 100.0%		$899,967

(a)	The fund is primarily invested in the Real Estate sector and therefore is subject to additional risks. See notes 1 and 7 in Notes to Financial Statements.

(b)	Real Estate Investment Trust. As of October 31, 2007, the market value of these investments was $774,900, or 86.1% of total net assets.

(c)	This security or a portion of this security is out on loan at October 31, 2007. Total loaned securities had a market value of $412,574 at October 31, 2007. See note 2 in Notes to Financial Statements.

(d)	Foreign denominated security values stated in U.S. dollars.

(e)	Non-income producing security.

(f)	Security is considered illiquid or restricted. As of October 31, 2007, the value of these investments was $69 or 0.0% of total net assets. See note 2 in Notes to Financial Statements.

(g)	Security is fair valued. As of October 31, 2007, the value of these investments was $69 or 0.0% of total net assets. See note 2 in Notes to Financial Statements.

(h)	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor to this fund. See note 3 in Notes to Financial Statements.

(i)	The fund may loan securities representing up to one third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.

REIT –	Real Estate Investment Trust
First American Funds  2007 Annual Report       45

Statement of  Assets and Liabilities    October 31, 2007, all dollars and shares are rounded to thousands (000), except per share data

Real Estate
Securities Fund

Investments in unaffiliated securities, at cost	$716,777
Investment in affiliated money market fund, at cost	6,284
Affiliated investment purchased with proceeds from securities lending, at cost (note 2)	418,293

ASSETS:
Investments in unaffiliated securities, at value* (note 2)	$887,273
Investment in affiliated money market fund, at value (note 2)	6,284
Affiliated investment purchased with proceeds from securities lending, at value (note 2)	418,293
Receivable for dividends and interest	507
Receivable for investment securities sold	42,999
Receivable for capital shares sold	1,147
Prepaid expenses and other assets	43

Total assets	1,356,546

LIABILITIES:
Payable for investment securities purchased	32,685
Payable upon return of securities loaned (note 2)	418,293
Payable for capital shares redeemed	4,784
Payable to affiliates (note 3)	729
Payable for distribution and shareholder servicing fees	73
Accrued expenses and other liabilities	15

Total liabilities	456,579

Net assets	$899,967

COMPOSITION OF NET ASSETS:
Portfolio capital	$647,669
Distributions in excess of net investment income	(7)
Accumulated net realized gain on investments	81,809
Net unrealized appreciation of investments	170,496

Net assets	$899,967

* Including securities loaned, at value	$412,574

Class A:
Net assets	$203,101
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	8,467
Net asset value and redemption price per share	$23.99
Maximum offering price per share[1]	$25.39
Class B:
Net assets	$7,391
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	314
Net asset value, offering price, and redemption price per share[2]	$23.53
Class C:
Net assets	$18,403
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	779
Net asset value, offering price, and redemption price per share[2]	$23.62
Class R:
Net assets	$18,493
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	764
Net asset value, offering price, and redemption price per share	$24.20
Class Y:
Net assets	$652,579
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	26,983
Net asset value, offering price, and redemption price per share	$24.18

[1]	The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.50%.

[2]	Class B and C have a contingent deferred sales charge. For a description of this sales charge, see notes 1 and 3 in Notes to Financial Statements.
The accompanying notes are an integral part of the financial statements.
46      First American Funds  2007 Annual Report

Statement of  Operations    For the year ended October 31, 2007, all dollars are rounded to thousands (000)

Real Estate
Securities Fund

INVESTMENT INCOME:
Dividends from unaffiliated securities	$29,634
Dividends from affiliated money market fund	629
Less: Foreign taxes withheld	(64)
Securities lending income	608

Total investment income	30,807

EXPENSES (note 3):
Investment advisory fees	6,986
Administration fees	2,228
Transfer agent fees	188
Custodian fees	54
Professional fees	43
Registration fees	81
Postage and printing fees	51
Directors’ fees	21
Other expenses	21
Distribution and shareholder servicing fees – Class A	591
Distribution and shareholder servicing fees – Class B	82
Distribution and shareholder servicing fees – Class C	189
Distribution and shareholder servicing fees – Class R	78

Total expenses	10,613

Less: Fee waivers (note 3)	(12)
Less: Indirect payments from custodian (note 3)	(3)

Total net expenses	10,598

Investment income – net	20,209

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS – NET (note 5):
Net realized gain on investments	78,326
Net change in unrealized appreciation or depreciation of investments	(95,107)

Net loss on investments	(16,781)

Net increase in net assets resulting from operations	$3,428

First American Funds  2007 Annual Report       47

Statements of  Changes in Net Assets    all dollars are rounded to thousands (000)

		Real Estate
		Securities
		Fund

	Year Ended	Year Ended
	10/31/07	10/31/06

OPERATIONS:
Investment income – net	$20,209	$17,379
Net realized gain on unaffiliated investments	78,326	98,123
Net realized gain on affiliated investments	—	755
Net change in unrealized appreciation or depreciation of investments	(95,107)	169,252

Net increase in net assets resulting from operations	3,428	285,509

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income – net:
Class A	(3,489)	(4,468)
Class B	(76)	(98)
Class C	(197)	(122)
Class R	(229)	(80)
Class Y	(11,675)	(16,193)
Net realized gain on investments:
Class A	(21,330)	(16,449)
Class B	(722)	(526)
Class C	(1,281)	(558)
Class R	(931)	(24)
Class Y	(65,821)	(59,801)

Total distributions	(105,751)	(98,319)

CAPITAL SHARE TRANSACTIONS (note 4):
Class A:
Proceeds from sales	105,664	96,251
Reinvestment of distributions	22,640	20,510
Payments for redemptions	(127,551)	(64,650)

Increase in net assets from Class A transactions	753	52,111

Class B:
Proceeds from sales	3,037	2,324
Reinvestment of distributions	730	550
Payments for redemptions (note 3)	(2,757)	(1,261)

Increase in net assets from Class B transactions	1,010	1,613

Class C:
Proceeds from sales	16,692	6,990
Reinvestment of distributions	1,193	634
Payments for redemptions (note 3)	(9,390)	(1,722)

Increase in net assets from Class C transactions	8,495	5,902

Class R:
Proceeds from sales	23,035	9,837
Reinvestment of distributions	1,152	104
Payments for redemptions	(13,301)	(1,736)

Increase in net assets from Class R transactions	10,886	8,205

Class Y:
Proceeds from sales	200,077	184,391
Reinvestment of distributions	42,649	40,096
Payments for redemptions	(275,626)	(112,601)

Increase (decrease) in net assets from Class Y transactions	(32,900)	111,886

Increase (decrease) in net assets from capital share transactions	(11,756)	179,717

Total increase (decrease) in net assets	(114,079)	366,907
Net assets at beginning of year	1,014,046	647,139

Net assets at end of year	$899,967	$1,014,046

Distributions in excess of net investment income at end of year	$(7)	$—

The accompanying notes are an integral part of the financial statements.
48      First American Funds  2007 Annual Report

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Financial Highlights    For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized	Distributions	Distributions	Net Asset
	Value	Net	Gains	from Net	from Net	Value
	Beginning	Investment	(Losses) on	Investment	Realized	End of
	of Period	Income	Investments	Income	Gains	Period

Real Estate Securities Fund [1]
Class A
2007 [2]	$26.49	$0.47	$(0.24)	$(0.36)	$(2.37)	$23.99
2006 [2]	21.42	0.47	7.77	(0.58)	(2.59)	26.49
2005 [3]	21.81	0.03	(0.42)	—	—	21.42
2005 [4]	18.62	0.69	4.47	(0.55)	(1.42)	21.81
2004 [4]	16.00	0.63	3.21	(0.62)	(0.60)	18.62
2003 [4]	13.68	0.69	2.65	(0.69)	(0.33)	16.00
Class B
2007 [2]	$26.08	$0.27	$(0.22)	$(0.23)	$(2.37)	$23.53
2006 [2]	21.14	0.29	7.66	(0.42)	(2.59)	26.08
2005 [3]	21.53	0.01	(0.40)	—	—	21.14
2005 [4]	18.41	0.54	4.40	(0.40)	(1.42)	21.53
2004 [4]	15.85	0.50	3.17	(0.51)	(0.60)	18.41
2003 [4]	13.55	0.57	2.64	(0.58)	(0.33)	15.85
Class C
2007 [2]	$26.17	$0.26	$(0.21)	$(0.23)	$(2.37)	$23.62
2006 [2]	21.21	0.28	7.70	(0.43)	(2.59)	26.17
2005 [3]	21.61	0.01	(0.41)	—	—	21.21
2005 [4]	18.47	0.54	4.42	(0.40)	(1.42)	21.61
2004 [4]	15.89	0.50	3.19	(0.51)	(0.60)	18.47
2003 [4]	13.62	0.59	2.62	(0.61)	(0.33)	15.89
Class R [5]
2007 [2]	$26.72	$0.38	$(0.21)	$(0.32)	$(2.37)	$24.20
2006 [2]	21.61	0.35	7.90	(0.55)	(2.59)	26.72
2005 [3]	22.00	0.02	(0.41)	—	—	21.61
2005 [4]	18.80	0.72	4.43	(0.53)	(1.42)	22.00
2004 [4]	16.00	0.61	3.24	(0.45)	(0.60)	18.80
2003 [4]	13.69	0.69	2.64	(0.69)	(0.33)	16.00
Class Y
2007 [2]	$26.67	$0.53	$(0.24)	$(0.41)	$(2.37)	$24.18
2006 [2]	21.54	0.53	7.82	(0.63)	(2.59)	26.67
2005 [3]	21.92	0.03	(0.41)	—	—	21.54
2005 [4]	18.71	0.74	4.49	(0.60)	(1.42)	21.92
2004 [4]	16.06	0.69	3.22	(0.66)	(0.60)	18.71
2003 [4]	13.73	0.73	2.66	(0.73)	(0.33)	16.06

[1]	Per share data calculated using average shares outstanding method.

[2]	For the period November 1 to October 31 in the year indicated.

[3]	For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund’s fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

[4]	For the period October 1 to September 30 in the year indicated.

[5]	Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

[6]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.
The accompanying notes are an integral part of the financial statements.
50      First American Funds  2007 Annual Report

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses to	Income to
		Ratio of	Investment	Average	Average
	Net Assets	Expenses to	Income	Net Assets	Net Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return[6]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

0.78%	$203,101	1.22%	1.87%	1.22%	1.87%	210%
43.25	228,186	1.23	2.06	1.23	2.06	161
(1.79)	133,339	1.23	1.48	1.23	1.48	11
28.99	135,745	1.23	3.43	1.25	3.41	118
24.98	86,996	1.23	3.63	1.26	3.60	127
25.92	35,754	1.23	4.82	1.28	4.77	69

0.00%	$7,391	1.97%	1.12%	1.97%	1.12%	210%
42.17	7,288	1.98	1.30	1.98	1.30	161
(1.81)	4,419	1.98	0.74	1.98	0.74	11
27.98	4,700	1.98	2.69	2.00	2.67	118
24.06	4,412	1.98	2.91	2.01	2.88	127
25.03	3,559	1.98	4.10	2.03	4.05	69

0.03%	$18,403	1.97%	1.06%	1.97%	1.06%	210%
42.16	12,281	1.98	1.25	1.98	1.25	161
(1.85)	4,669	1.98	0.75	1.98	0.75	11
28.00	4,954	1.98	2.68	2.00	2.66	118
24.12	4,247	1.98	2.92	2.01	2.89	127
24.88	3,229	1.98	4.12	2.03	4.07	69

0.52%	$18,493	1.47%	1.52%	1.47%	1.52%	210%
42.87	9,423	1.48	1.50	1.60	1.38	161
(1.77)	57	1.48	1.23	1.63	1.08	11
28.60	36	1.48	3.37	1.65	3.20	118
24.94	1	1.23	3.57	1.26	3.54	127
25.80	2,524	1.23	4.87	1.28	4.82	69

1.01%	$652,579	0.97%	2.12%	0.97%	2.12%	210%
43.58	756,868	0.98	2.31	0.98	2.31	161
(1.73)	504,655	0.98	1.74	0.98	1.74	11
29.25	525,196	0.98	3.66	1.00	3.64	118
25.33	414,544	0.98	3.95	1.01	3.92	127
26.19	194,933	0.98	5.13	1.03	5.08	69

First American Funds  2007 Annual Report       51

Schedule of  Investments    October 31, 2007, all dollars rounded to thousands (000)

International Fund
DESCRIPTION	SHARES	VALUE

Common Stocks – 99.2%
Australia – 2.6%
BHP Billiton (a)	902,000	$39,277
Rio Tinto	51,482	5,344

		44,621

Belgium – 1.8%
Dexia	520,000	16,742
Fortis	477,600	15,345

		32,087

Brazil – 3.1%
Companhia Vale do Rio Doce – ADR (a)	799,524	30,126
Petroleo Brasileiro – ADR	243,350	23,272

		53,398

Egypt – 0.2%
Orascom Construction Industries – GDR	20,223	3,669

Finland – 2.1%
Nokia Oyj	906,665	36,008

France – 13.8%
Accor (a)	188,100	18,021
Axa (a)	767,432	34,470
BNP Paribas (a)	252,089	27,939
Compagnie de Saint-Gobain (a)	165,000	17,782
Imerys (a)	169,400	16,504
Lafarge (a)	136,670	22,341
Pernod-Ricard (a)	87,700	20,309
Sanofi-Aventis	234,700	20,645
Total (a) (b)	780,260	62,964

		240,975

Germany – 6.6%
BASF (a)	72,100	10,009
Deutsche Post	411,000	12,448
E.ON	135,900	26,600
Linde	76,442	9,691
SAP (a)	311,430	16,921
Siemens (a)	217,260	29,667
Symrise (a) (b)	291,154	8,703

		114,039

Great Britain – 20.4%
Barclays	2,409,500	30,496
BG Group	1,034,965	19,189
British Land	330,000	7,466
Burberry Group	984,600	12,633
Centrica	1,430,542	10,995
GlaxoSmithKline	1,325,000	34,034
ICAP	1,502,514	18,346
Kingfisher	3,010,521	12,390
Man Group	1,260,400	15,489
Morrison Supermarket	2,548,700	15,733
Rio Tinto PLC	59,800	5,608
Smith & Nephew	1,505,163	20,384
Standard Chartered	967,000	37,611
Tesco	3,831,979	38,981
Vodafone	11,250,325	44,333
Wolseley	950,000	16,523
WPP Group	1,135,503	15,535

		355,746

Greece – 0.5%
Piraeus Bank	207,900	8,371

Hong Kong – 4.3%
Esprit Holdings (a)	1,158,300	19,345
HSBC (a)	2,845,600	56,090

		75,435

Ireland – 0.7%
Bank of Ireland	650,000	11,979

Italy – 4.9%
Banca Intesa (a)	2,208,600	17,521
Eni (a)	1,246,261	45,505
Unicredito Italiano	2,603,900	22,400

		85,426

Japan – 18.6%
Astellas Pharma	406,700	18,054
The Bank of Yokohama	1,783,000	12,652
Canon	363,300	18,383
Daikin Industries	232,300	11,700
East Japan Railway	1,438	11,845
Hirose Electric (a)	71,000	8,514
Honda Motor	213,900	8,010
Japan Tobacco	1,565	9,122
KOMATSU	165,200	5,539
Mitsubishi	983,500	30,622
Mitsubishi UFJ Financial Group	2,251,000	22,524
Mitsui Fudosan	542,000	14,994
Mizuho Financial Group	1,627	9,144
Nidec (a)	248,000	18,634
Nippon Oil	925	8
Nissan Motor	1,133,500	13,004
Nitto Denko (a)	205,800	10,047
Nomura Holdings	512,800	9,138
Seven & I Holdings	266,300	6,876
Shin-Etsu Chemical	180,900	11,604
SMC	100,400	13,449
Sony (a)	412,500	20,372
Sumitomo	1,297,200	22,602
Sumitomo Mitsui Financial Group (a)	2,152	17,628

		324,465

Mexico – 0.4%
Fomento Economico Mexicano – ADR	190,200	6,773

Netherlands – 4.0%
ING Group	539,500	24,385
Philips Electronics	397,000	16,425
Reed Elsevier	762,124	14,812
Wolters Kluwer	449,700	14,124

		69,746

South Korea – 0.6%
Samsung Electronics	15,830	9,761

Spain – 1.9%
Banco Bilbano Vizcaya Argentaria (a)	931,100	23,563
Industria de Diseno Textil	125,500	9,384

		32,947
Switzerland – 12.0%
ABB	883,500	26,708
Adecco (a)	238,900	14,404
Holcim	190,000	21,721
Nestle	71,617	33,079
Novartis	520,100	27,666
Roche	163,600	27,943
The accompanying notes are an integral part of the financial statements.
52      First American Funds  2007 Annual Report

International Fund (concluded)
DESCRIPTION	SHARES	VALUE

UBS (b)	661,700	$35,475
Zurich Financial Services	71,800	21,679

		208,675

Taiwan – 0.7%
Taiwan Semiconductor Manufacturing – ADR	1,187,999	12,652

Total Common Stocks
(Cost $1,148,650)		1,726,773

Short-Term Investment – 0.9%
State Street GA Prime Fund
(Cost $16,657)	16,656,950	16,657

Investment Purchased with Proceeds from Securities Lending (c) – 14.7%
State Street Navigator Prime Fund
(Cost $256,617)	256,617,349	256,617

Total Investments – 114.8%
(Cost $1,421,924)		2,000,047

Other Assets and Liabilities, Net – (14.8)%		(258,687)

Total Net Assets – 100.0%		$1,741,360

(a)	This security or a portion of this security is out on loan at October 31, 2007. Total loaned securities had a value of $289,327 at October 31, 2007. See note 2 in Notes to Financial Statements.

(b)	Non-income producing security.

(c)	The fund may loan securities representing up to one third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested as noted in the schedule above. In addition to the cash collateral received, the fund also received non-cash collateral consisting of U.S. government securities or other high-grade debt obligations with a total value at year-end of $46,793. See note 2 in Notes to Financial Statements.

ADR –	American Depository Receipt

GDR –	Global Depository Receipt
At October 31, 2007, sector diversification of the fund was as follows:

	% of
	Net Assets	Value

Financials*	29.4%	$511,447
Industrials	12.5	216,958
Consumer Discretionary	10.5	182,758
Materials	10.5	182,272
Energy	9.3	161,933
Healthcare	8.5	148,726
Consumer Staples	7.5	130,873
Information Technology	7.0	120,873
Telecommunication Services	2.5	44,333
Utilities	1.5	26,600

Total Foreign Common Stocks	99.2	1,726,773

Total Short-Term Investment	0.9	16,657

Total Investment Purchased with Proceeds from Securities Lending	14.7	256,617

Total Investments	114.8	2,000,047

Other Assets and Liabilities, Net	(14.8)	(258,687)

Net Assets	100.0%	$1,741,360

*	The fund is significantly invested in this sector and therefore subject to additional risks. See note 7 in Notes to Financial Statements.
First American Funds  2007 Annual Report       53

Schedule of  Investments    October 31, 2007, all dollars are rounded to thousands (000)

International Select Fund
DESCRIPTION	SHARES	VALUE

Common Stocks – 90.7%
Australia – 2.4%
BHP Billiton	55,115	$2,400
National Australia Bank	27,360	1,107
Rio Tinto	23,990	2,490
Woodside Petroleum	47,886	2,343

		8,340

Austria – 0.5%
Erste Bank der Oesterreichischen Sparkassen	20,064	1,633

Bahrain – 0.1%
Investcorp Bank – ADR (a)	12,700	343

Bermuda – 0.3%
Benfield Group	167,790	1,063

Brazil – 5.6%
AES Tiete	15,578,600	546
Banco Itau Holding Financeira – ADR	56,647	1,617
Brasil Telecom – ADR	5,500	409
Cia Vale do Rio Doce	94,900	2,997
Companhia de Bebidas das Americas – ADR	19,008	1,553
Companhia Energetica De Minas (a)	30,900	662
Companhia Vale do Rio Doce – ADR	73,691	2,777
Empresa Brasileira de Aeronautica – ADR	23,200	1,132
Iochpe Maxion (a)	28,700	604
JHSF Participacoes (a)	73,500	348
Klabin	175,000	719
Petroleo Brasileiro – ADR	37,972	3,631
Redecard (a)	45,230	941
Souza Cruz	33,799	957
Tam – ADR	22,100	652

		19,545

Canada – 2.2%
Cameco	50,074	2,456
Gammon Gold (a)	56,119	582
Manulife Financial	56,162	2,606
Patheon (a)	84,800	314
Suncor Energy	15,034	1,642

		7,600

China – 0.5%
Focus Media Holdings – ADR (a)	27,445	1,702

Denmark – 0.8%
Vestas Wind System (a)	31,156	2,795

Egypt – 0.9%
Eastern Tobacco	8,553	652
Mobinil	1,300	46
Orascom Construction Industries (a)	17,234	1,570
Orascom Telecom Holdings (a)	57,100	817

		3,085

Finland – 0.4%
Nokia Oyj	38,940	1,546

France – 6.7%
Alcatel-Lucent – ADR	149,630	1,450
Axa	33,331	1,497
BNP Paribas	7,210	799
Carrefour	24,890	1,799
Electricite de France	17,704	2,130
Iliad	23,571	2,477
L’oreal	12,528	1,649
LVMH Moet Hennessy Louis Vuitton	11,359	1,467
Sanofi-Aventis	21,970	1,933
Thales	8,770	548
Total (a)	37,780	3,049
Total – ADR	15,953	1,286
Vivendi Universal	70,550	3,188

		23,272

Germany – 4.4%
Adidas	28,797	1,914
Allianz	8,860	1,999
BASF	4,380	608
Deutsche Telekom	57,860	1,189
Henkel KGAA	42,981	2,195
Metro	26,760	2,425
SAP – ADR	33,142	1,799
Siemens	11,040	1,508
Wacker Chemie	6,682	1,635

		15,272

Great Britain – 12.8%
Arm Holdings	633,297	1,954
Autonomy (a)	103,696	2,127
BAE Systems	86,670	900
Barclays	132,118	1,672
BP – ADR	27,760	2,165
British Sky Broadcasting Group	116,082	1,644
Cadbury Schweppes	186,200	2,477
Dawnay Day Treveria (a)	586,180	742
Diageo	140,640	3,227
GlaxoSmithKline	111,850	2,873
ICAP	140,648	1,717
Kingfisher	679,200	2,795
Michael Page International	240,115	2,195
Prudential	159,057	2,599
Reckitt Benckiser	23,856	1,386
Royal Bank of Scotland	146,665	1,584
Scottish & Southern Energy	31,310	1,015
Smith & Nephew	121,177	1,641
Standard Chartered	30,530	1,188
Tesco	154,856	1,575
Vodafone Group – ADR	106,240	4,172
WPP Group	209,660	2,868

		44,516

Greece – 0.6%
National Bank of Greece – ADR	151,184	2,118

Hong Kong – 1.6%
Cheung Kong Holdings	46,510	912
Esprit Holdings	185,700	3,102
Foxconn International Holdings (a)	604,000	1,684

		5,698

Hungary – 0.1%
Gedeon Richter	2,100	458

India – 3.3%
Grasim Industries – ADR (a)	9,700	941
HDFC Bank – ADR	16,544	2,300
Hero Honda	36,222	672
Hindustan Unilever	117,135	619
Infosys Technologies – ADR	36,908	1,880
Oil & Natural Gas	54,618	1,740
Punjab National Bank	29,800	401
Satyam Computer Services – ADR	41,900	1,272
State Bank Of India – ADR	12,310	1,555

		11,380

Indonesia – 1.0%
Astra International	440,500	1,254
Bank Mandiri Persero	1,358,000	573
The accompanying notes are an integral part of the financial statements.
54      First American Funds  2007 Annual Report

International Select Fund (continued)
DESCRIPTION	SHARES	VALUE

Telekomunikasi Indonesia – ADR	15,800	$762
United Tractors	578,500	706

		3,295

Israel – 1.1%
Bank Hapoalim B.M.	234,992	1,301
Icl-israel Chem	76,538	847
Teva Pharmaceutical Industries – ADR	37,704	1,659

		3,807

Italy – 4.8%
Alleanza Assicurazioni	109,710	1,487
Ansaldo STS (a)	81,660	1,191
Arnoldo Mondadori Editore	123,870	1,227
Eni	48,750	1,780
Mediaset	223,377	2,317
Saipem	58,979	2,617
Telecom Italia	1,043,470	2,702
Unicredito Italiano	369,422	3,178

		16,499

Japan – 12.2%
Daiwa House Industry	83,077	1,186
Daiwa Securities Group	81,450	785
Fuji Television Network	645	1,303
The Joyo Bank	318,204	1,973
Kose	68,313	1,753
Mid REIT (a)	160	704
Mitsubishi UFJ Financial Group	70,240	703
Mitsui-Soko	133,881	645
New City Residence Investment (a)	104	484
NGK Insulators	62,000	2,198
Nippon Commercial Investment (a)	167	725
Nippon Residential	110	556
Nipponkoa Insurance	280,490	2,567
Nitto Denko	38,700	1,889
Nomura Holdings	45,978	819
ORIX	9,140	1,875
Seven & I Holdings	80,681	2,083
Sharp	95,000	1,499
SMC	19,289	2,584
Sugi Pharmacy	51,650	1,496
Sumitomo Bakelite	187,711	1,151
Sumitomo Mitsui Financial Group	206	1,688
Sumitomo Trust & Banking	368,720	2,749
Suzuki Motor	41,932	1,378
Takeda Pharmaceutical	24,000	1,499
Toshiba	186,000	1,575
Toyota Motor	36,100	2,067
United Urban Investment	88	644
Yamada Denki	16,200	1,670

		42,248

Luxembourg – 1.3%
Millicom International Cellular – ADR (a)	25,211	2,962
Tenaris – ADR	31,700	1,705

		4,667

Malaysia – 0.2%
British American Tobacco Malaysia Berhad	38,200	462
Plus Expressways	190,500	192

		654

Mexico – 1.6%
Cemex, ADR (a)	35,591	1,092
Desarrolladora Homex – ADR (a)	20,600	1,164
Fomento Economico Mexicano – ADR	10,200	363
Grupo Televisa – ADR	33,900	842
Kimberly-Clark de Mexico	114,200	490
Wal Mart de Mexico – ADR	36,622	1,482

		5,433

Netherlands – 2.8%
Corporate Express	99,573	1,115
Heineken	32,870	2,307
ING Group	47,290	2,137
Koninklijke Philips Electronics – ADR	41,670	1,723
Philips Electronics	22,690	939
Unilever NV CVA (a)	45,850	1,492

		9,713

Norway – 1.0%
Renewable Energy (a)	43,911	2,256
Statoil	35,997	1,226

		3,482

Philippines – 0.4%
Philippine Long Distance Telephone – ADR	22,100	1,516

Portugal – 0.3%
Energias de Portugal – ADR	17,550	1,127

Russia – 0.8%
Evraz Group – ADR (a)	7,350	555
Mobile Telesystems – ADR (a)	14,100	1,170
TNK-BP Holdings (a)	245,752	561
Vsmpo-Avisma	1,566	499

		2,785

Singapore – 0.7%
DBS Group Holdings	48,210	755
Keppel	179,000	1,840

		2,595

South Africa – 2.6%
Aquarius Platinum	42,656	1,641
Imperial Holdings (a)	72,875	1,478
Kumba Iron Ore (a)	37,263	1,461
Murray & Roberts Holdings (a)	23,809	366
Naspers	31,438	1,000
Nedbank Group	17,600	388
Pretoria Portland Cement	88,440	646
Sanlam (a)	133,000	488
Steinhoff International Holdings	165,200	514
Truworths International	206,486	1,043

		9,025

South Korea – 4.3%
AmorePacific (a)	573	548
GS Engineering & Construction	2,697	571
Hite Brewery	4,653	697
Hyundai Motor	18,592	1,478
Kangwon Land	5,980	160
Kookmin Bank – ADR (a)	45,860	3,746
Samsung Electronics (a)	3,690	1,129
Samsung Electronics – GDR (a)	10,911	3,331
Shinhan Financial Group – ADR (a)	13,600	1,781
SK Telecom	1,197	281
SK Telecom – ADR	5,000	154
Woongjin Coway	27,180	1,042

		14,918
Spain – 2.0%
Banco Bilbano Vizcaya Argentaria	93,187	2,358
Banco Santander Central Hispano	93,237	2,039
Telefonica	75,304	2,494

		6,891

First American Funds  2007 Annual Report       55

Schedule of  Investments    October 31, 2007, all dollars are rounded to thousands (000)

International Select Fund (continued)
DESCRIPTION	SHARES/PAR	VALUE

Sweden – 1.6%
Ericsson	855,800	$2,560
Nordea Bank	71,060	1,273
Oriflame Cosmetics (a)	25,900	1,569

		5,402

Switzerland – 5.7%
ABB	88,258	2,668
Holcim	14,681	1,678
Nestle	8,648	3,994
Nobel Biocare	5,043	1,472
Novartis	42,283	2,249
Roche	13,289	2,270
Syngenta	7,607	1,840
Synthes	11,665	1,457
UBS	39,740	2,131

		19,759

Taiwan – 1.9%
Advanced Semiconductor (a)	127,000	154
Advantech	146,058	398
Chinatrust Financial Holdings (a)	1,220,000	895
Fubon Financial	821,000	800
Hon Hai Precision Industry	176,000	1,349
Novatek Microelectronics	127,040	590
Taiwan Semiconductor Manufacturing	511,285	1,022
Taiwan Semiconductor Manufacturing – ADR	131,193	1,397

		6,605

Thailand – 0.3%
Bangkok Bank	203,446	767
Kasikornbank	94,700	252

		1,019

Turkey – 0.9%
Ford Otomotiv Sanayi (a)	42,100	497
Turkcell Iletisim Hizmet – ADR	69,200	1,664
Turkiye Is Bankasi (a)	115,900	798

		2,959

Total Common Stocks (Cost $276,780)		314,765

Short-Term Investments – 8.6%
Money Market Fund – 8.1%
State Street GA Prime Fund	27,932,428	27,932

U.S. Treasury Obligation – 0.5%
U.S. Treasury Bill
3.813%, 01/24/2008 (b)	$1,800	1,784

Total Short-Term Investments (Cost $29,716)		29,716

Total Investments – 99.3% (Cost $306,496)		344,481

Other Assets and Liabilities, Net – 0.7%		2,536

Total Net Assets – 100.0%		$347,017

(a)	Non-income producing security

(b)	Security has been deposited as initial margin on open futures contracts. Yield shown is the effective yield as of October 31, 2007. See note 2 in Notes to Financial Statements.

ADR –	American Depository Receipt

GDR –	Global Depository Receipt
Schedule of Open Futures Contracts

	Number of	Notional
	Contracts	Contract	Settlement	Unrealized
Description	Purchased	Value	Month	Appreciation

E-Mini MSCI EAFE Futures	86	$10,320	December 2007	$469
S&P TSE 60 Futures	120	21,659	December 2007	739

				$1,208

At October 31, 2007, sector diversification of the fund was as follows:

	% of Net
	Assets	Value

Foreign Common Stock
Financials	21.1%	$73,220
Consumer Discretionary	13.0	45,130
Consumer Staples	11.3	39,252
Information Technology	8.8	30,414
Materials	8.7	30,153
Industrials	7.5	25,978
Energy	7.0	24,497
Telecommunication Services	6.6	22,815
Healthcare	5.1	17,825
Utilities	1.6	5,481

Total Foreign Common Stock	90.7	314,765
Total Short-Term Investments	8.6	29,716

Total Investments	99.3	344,481

Other Assets and Liabilities, Net	0.7	2,536

Net Assets	100.0%	$347,017

The accompanying notes are an integral part of the financial statements.
56      First American Funds  2007 Annual Report

Statements of  Assets and Liabilities     October 31, 2007, all dollars and shares are rounded to thousands (000), except per share data

			International
	International		Select
	Fund		Fund

Investments in securities, at cost	$1,165,307		$306,496
Investment purchased with proceeds from securities lending, at cost (note 2)	256,617		—
Cash denominated in foreign currencies, at cost	30		221

ASSETS:
Investments in securities, at value* (note 2)	$1,743,430		$344,481
Investment purchased with proceeds from securities lending, at value (note 2)	256,617		—
Cash denominated in foreign currencies, at value (note 2)	31		221
Cash	371		219
Receivable for dividends and interest	4,512		615
Receivable for investment securities sold	—		1,548
Receivable for capital shares sold	519		598
Receivable for foreign withholding tax reclaim	568		102
Receivable for variation margin	—		597
Receivable from custodian (note 3)	5		—
Prepaid expenses and other assets	37		11

Total assets	2,006,090		348,392

LIABILITIES:
Payable for investment securities purchased	371		845
Payable for capital shares redeemed	5,892		134
Payable upon return of securities loaned (note 2)	256,617		—
Payable to affiliates (note 3)	1,804		305
Payable to custodian	—		85
Payable for distribution and shareholder servicing fees	23		1
Accrued expenses and other liabilities	23		5

Total liabilities	264,730		1,375

Net assets	$1,741,360		$347,017

COMPOSITION OF NET ASSETS:
Portfolio capital	$1,008,160		$303,137
Undistributed net investment income	18,037		2,063
Accumulated net realized gain on investments, futures contracts, and foreign currency transactions	136,948		2,612
Net unrealized appreciation of investments	578,123		37,985
Net unrealized appreciation of futures contracts	—		1,208
Net unrealized appreciation of foreign currency, and translation of other assets and liabilities in foreign currency (note 2)	92		12

Net assets	$1,741,360		$347,017

* Including securities loaned, at value	$289,327		$—

Class A:
Net assets	$56,705		$3,228
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	3,306		266
Net asset value and redemption price per share	$17.15		$12.15
Maximum offering price per share [1]	$18.15		$12.86
Class B:
Net assets	$6,668		$324
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	423		27
Net asset value, offering price, and redemption price per share [2]	$15.78		$12.07
Class C:
Net assets	$7,173		$287
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	438		24
Net asset value, offering price, and redemption price per share [2]	$16.36		$12.07
Class R:
Net assets	$4		$17
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	—	**	1
Net asset value, offering price, and redemption price per share	$17.17		$12.12
Class Y:
Net assets	$1,670,810		$343,161
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	96,133		28,197
Net asset value, offering price, and redemption price per share	$17.38		$12.17

[1]	The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.50%.

[2]	Class B and C have a contingent deferred sales charge. For a description of this sales charge, see notes 1 and 3 in Notes to Financial Statements.

**	Due to the presentation of the Financial Statements in thousands the number rounds to zero.
First American Funds  2007 Annual Report       57

Statements of  Operations    For the period ended October 31, 2007, all dollars are rounded to thousands (000)

	International	International
	Fund	Select Fund

	Year Ended	12/21/06 [1]
	10/31/07	to 10/31/07

INVESTMENT INCOME:
Interest	$670	$1,112
Dividends	44,576	3,929
Less: Foreign taxes withheld	(4,021)	(385)
Securities lending income	1,469	—
Other income	5	—

Total investment income	42,699	4,656

EXPENSES (note 3):
Investment advisory fees	17,458	1,793
Administration fees	3,913	416
Transfer agent fees	196	103
Custodian fees	557	417
Professional fees	43	47
Registration fees	51	69
Postage and printing fees	47	40
Directors’ fees	18	22
Other expenses	20	27
Distribution and shareholder servicing fees – Class A	138	3
Distribution and shareholder servicing fees – Class B	69	1
Distribution and shareholder servicing fees – Class C	77	1
Distribution and shareholder servicing fees – Class R	—	—

Total expenses	22,587	2,939

Less: Fee waivers (note 3)	(158)	(663)
Less: Indirect payments from custodian (note 3)	(496)	(47)

Total net expenses	21,933	2,229

Investment income – net	20,766	2,427

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS, FUTURES CONTRACTS, AND FOREIGN CURRENCY TRANSACTIONS – NET (note 5):
Net realized gain on investments	165,689	2,639
Net realized loss on futures contracts	—	(26)
Net realized loss on foreign currency transactions	(871)	(316)
Net change in unrealized appreciation or depreciation of investments	122,521	37,985
Net change in unrealized appreciation or depreciation of futures contracts	—	1,208
Net change in unrealized appreciation or depreciation of foreign currency, and translation of other assets and liabilities denominated in foreign currency (note 2)	52	12

Net gain on investments, futures contracts, and foreign currency transactions	287,391	41,502

Net increase in net assets resulting from operations	$308,157	$43,929

[1]	Commencement of operations.
The accompanying notes are an integral part of the financial statements.
58      First American Funds  2007 Annual Report

Statements of  Changes in Net Assets    all dollars are rounded to thousands (000)

			International
	International		Select
	Fund		Fund

	Year	Year	12/21/06 [1]
	Ended	Ended	to
	10/31/07	10/31/06	10/31/07

OPERATIONS:
Investment income – net	$20,766	$19,673	$2,427
Net realized gain on investments	165,689	90,776	2,639
Net realized loss on futures contracts	—	—	(26)
Net realized loss on foreign currency transactions	(871)	(677)	(316)
Net change in unrealized appreciation or depreciation of investments	122,521	265,816	37,985
Net change in unrealized appreciation or depreciation of futures contracts	—	—	1,208
Net change in unrealized appreciation or depreciation of foreign currency, and translation of other assets and liabilities denominated in foreign currency (note 2)	52	103	12

Net increase in net assets resulting from operations	308,157	375,691	43,929

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income – net:
Class A	(467)	(525)	—
Class B	(15)	(23)	—
Class C	(13)	(22)	—
Class R	—	—	—
Class Y	(18,658)	(19,388)	(49)
Net realized gain on investments:
Class A	(948)	—	—
Class B	(136)	—	—
Class C	(149)	—	—
Class R	—	—	—
Class Y	(29,782)	—	—

Total distributions	(50,168)	(19,958)	(49)

CAPITAL SHARE TRANSACTIONS (note 4):
Class A:
Proceeds from sales	11,786	12,874	3,236
Reinvestment of distributions	1,277	475	—
Payments for redemptions	(16,840)	(19,829)	(339)

Increase (decrease) in net assets from Class A transactions	(3,777)	(6,480)	2,897

Class B:
Proceeds from sales	580	1,144	296
Reinvestment of distributions	143	23	—
Payments for redemptions (note 3)	(2,230)	(2,076)	(3)

Increase (decrease) in net assets from Class B transactions	(1,507)	(909)	293

Class C:
Proceeds from sales	872	902	267
Reinvestment of distributions	142	21	—
Payments for redemptions (note 3)	(2,984)	(2,057)	(8)

Increase (decrease) in net assets from Class C transactions	(1,970)	(1,134)	259

Class R:
Proceeds from sales	3	1	16
Reinvestment of distributions	—	—	—
Payments for redemptions	—	(2)	(1)

Increase (decrease) in net assets from Class R transactions	3	(1)	15

Class Y:
Proceeds from sales	167,696	230,406	322,481
Reinvestment of distributions	29,171	11,130	48
Payments for redemptions	(512,210)	(361,882)	(22,856)

Increase (decrease) in net assets from Class Y transactions	(315,343)	(120,346)	299,673

Increase (decrease) in net assets from capital share transactions	(322,594)	(128,870)	303,137

Total increase (decrease) in net assets	(64,605)	226,863	347,017
Net assets at beginning of period	1,805,965	1,579,102	—

Net assets at end of period	$1,741,360	$1,805,965	$347,017

Undistributed net investment income at end of period	$18,037	$17,166	$2,063

[1]	Commencement of operations.
First American Funds  2007 Annual Report       59

Financial Highlights    For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized	Distributions	Distributions	Net Asset
	Value	Net	Gains	from Net	from Net	Value
	Beginning	Investment	(Losses) on	Investment	Realized	End of
	of Period	Income (Loss)	Investments	Income	Gains	Period

International Fund[1]
Class A
2007[2]	$14.80	$0.15	$2.59	$(0.13)	$(0.26)	$17.15
2006[2]	12.01	0.12	2.80	(0.13)	—	14.80
2005[3]	12.24	0.01	(0.24)	—	—	12.01
2005[4]	10.19	0.09	2.02	(0.06)	—	12.24
2004[4]	8.99	0.03	1.22	(0.05)	—	10.19
2003[4]	7.33	0.06	1.60	—	—	8.99
Class B
2007[2]	$13.65	$0.03	$2.39	$(0.03)	$(0.26)	$15.78
2006[2]	11.09	0.02	2.58	(0.04)	—	13.65
2005[3]	11.31	—	(0.22)	—	—	11.09
2005[4]	9.43	—	1.88	—	—	11.31
2004[4]	8.34	(0.05)	1.14	—	—	9.43
2003[4]	6.85	—	1.49	—	—	8.34
Class C
2007[2]	$14.13	$0.03	$2.48	$(0.02)	$(0.26)	$16.36
2006[2]	11.47	0.02	2.67	(0.03)	—	14.13
2005[3]	11.70	—	(0.23)	—	—	11.47
2005[4]	9.76	—	1.94	—	—	11.70
2004[4]	8.63	(0.05)	1.18	—	—	9.76
2003[4]	7.09	—	1.54	—	—	8.63
Class R5
2007[2]	$14.81	$0.10	$2.61	$(0.09)	$(0.26)	$17.17
2006[2]	11.94	0.05	2.82	—	—	14.81
2005[3]	12.17	(0.02)	(0.21)	—	—	11.94
2005[4]	10.11	0.09	1.97	—	—	12.17
2004[4]	8.98	(0.01)	1.19	(0.05)	—	10.11
2003[4]	7.31	0.04	1.63	—	—	8.98
Class Y
2007[2]	$14.99	$0.19	$2.62	$(0.16)	$(0.26)	$17.38
2006[2]	12.16	0.16	2.83	(0.16)	—	14.99
2005[3]	12.39	0.01	(0.24)	—	—	12.16
2005[4]	10.31	0.12	2.05	(0.09)	—	12.39
2004[4]	9.10	0.06	1.23	(0.08)	—	10.31
2003[4]	7.40	0.09	1.61	—	—	9.10

[1]	Per share data calculated using average shares outstanding method.

[2]	For the period November 1 to October 31 in the year indicated.

[3]	For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund’s fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

[4]	For the period October 1 to September 30 in the year indicated.

[5]	Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

[6]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

[7]	In 2003, 0.14% of Class R share’s and 0.13% of Class Y share’s total return was a result of the reimbursement by the advisor related to foreign currency principal trades between the International Fund and U.S. Bank. Excluding the reimbursement, total return for Class R and Class Y shares would have been 22.71% and 22.84%, respectively.
The accompanying notes are an integral part of the financial statements.
60      First American Funds  2007 Annual Report

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses to	Income (Loss)
		Ratio of	Investment	Average	to Average
	Net Assets	Expenses to	Income (Loss)	Net Assets	Net Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return[6]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

18.92%	$56,705	1.49%	0.97%	1.53%	0.93%	14%
24.50	52,489	1.51	0.89	1.54	0.86	17
(1.88)	48,439	1.51	0.58	1.55	0.54	—
20.80	48,851	1.56	0.77	1.61	0.72	74
13.91	44,851	1.60	0.31	1.64	0.27	77
22.65	39,251	1.60	0.77	1.65	0.72	82

18.05%	$6,668	2.24%	0.22%	2.28%	0.18%	14%
23.50	7,172	2.26	0.15	2.29	0.12	17
(1.95)	6,632	2.26	(0.17)	2.30	(0.21)	—
19.94	6,819	2.31	—	2.36	(0.05)	74
13.12	7,371	2.35	(0.48)	2.39	(0.52)	77
21.75	7,936	2.35	0.02	2.40	(0.03)	82

18.09%	$7,173	2.24%	0.20%	2.28%	0.16%	14%
23.53	8,049	2.26	0.16	2.29	0.13	17
(1.97)	7,520	2.26	(0.17)	2.30	(0.21)	—
19.88	7,915	2.31	(0.01)	2.36	(0.06)	74
13.14	8,542	2.35	(0.52)	2.39	(0.56)	77
21.72	10,439	2.35	(0.01)	2.40	(0.06)	82

18.66%	$4	1.74%	0.60%	1.78%	0.56%	14%
24.04	1	1.76	0.39	1.91	0.24	17
(1.89)	1	1.76	0.33	1.95	0.14	—
20.38	163	1.81	0.77	2.01	0.57	74
13.16	1	1.60	(0.11)	1.64	(0.15)	77
22.85%[7]	8,533	1.60	0.57	1.65	0.52	82

19.23%	$1,670,810	1.24%	1.21%	1.28%	1.17%	14%
24.81	1,738,254	1.26	1.16	1.29	1.13	17
(1.86)	1,516,510	1.26	0.83	1.30	0.79	—
21.12	1,523,057	1.31	1.07	1.36	1.02	74
14.13	1,145,409	1.35	0.59	1.39	0.55	77
22.97%[7]	991,027	1.35	1.08	1.40	1.03	82

First American Funds  2007 Annual Report       61

Financial Highlights    For a share outstanding throughout the indicated periods.

	Net Asset		Realized and	Distributions	Net Asset
	Value	Net	Unrealized	from Net	Value
	Beginning	Investment	Gains on	Investment	End of
	of Period	Income	Investments	Income	Period

International Select Fund[1,2]
Class A
2007	$10.00	$0.09	$2.07	$(0.01)	$12.15
Class B
2007	$10.00	$0.02	$2.05	$—	$12.07
Class C
2007	$10.00	$0.03	$2.04	$—	$12.07
Class R
2007	$10.00	$0.07	$2.06	$(0.01)	$12.12
Class Y
2007	$10.00	$0.13	$2.05	$(0.01)	$12.17

[1]	Per share data calculated using average shares outstanding method.

[2]	Commenced operations on December 21, 2006. All ratios for the period ended October 31, 2007 have been annualized, except total return and portfolio turnover.

[3]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.
The accompanying notes are an integral part of the financial statements.
62      First American Funds  2007 Annual Report

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses to	Income (Loss)
		Ratio of	Investment	Average	to Average
	Net Assets	Expenses to	Income	Net Assets	Net Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return[3]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

21.58%	$3,228	1.49%	0.95%	1.89%	0.55%	45%

20.75%	$324	2.24%	0.24%	2.64%	(0.16)%	45%

20.75%	$287	2.24%	0.30%	2.64%	(0.10)%	45%

21.27%	$17	1.74%	0.77%	2.14%	0.37%	45%

21.78%	$343,161	1.24%	1.36%	1.64%	0.96%	45%

First American Funds  2007 Annual Report       63

Schedule of  Investments    October 31, 2007, all dollars are rounded to thousands (000)

Small Cap Growth Opportunities Fund
DESCRIPTION	SHARES	VALUE

Common Stocks – 97.5%
Consumer Discretionary – 14.8%
Einstein Noah Restaurant Group (a)	222,016	$5,439
Gymboree (a) (b)	114,234	3,887
Iconix Brand Group (a) (b)	191,217	4,369
Men’s Wearhouse (b)	91,619	3,872
Pinnacle Entertainment (a) (b)	139,224	4,065
Priceline.com (a) (b)	37,727	3,512
Scientific Games, Class A (a)	85,047	3,075
Skechers U.S.A., Class A (a)	189,198	4,652
Texas Roadhouse, Class A (a) (b)	374,164	4,741
WMS Industries (a) (b)	140,575	4,874
Wolverine World Wide (b)	144,407	3,703

		46,189

Consumer Staples – 0.9%
Nu Skin Enterprises, Class A	161,067	2,782

Energy – 6.5%
Arena Resources (a)	86,002	3,140
Dril-Quip (a)	92,865	4,953
Ember Resources (a) (b) (c)	1,341,523	2,485
Oceaneering International (a)	35,618	2,752
Parallel Petroleum (a) (b)	167,236	3,423
Superior Energy Services (a) (b)	92,602	3,434

		20,187

Financials – 7.4%
BioMed Realty Trust – REIT (b)	144,365	3,449
Corporate Office Properties Trust – REIT (b)	96,076	3,971
East West Bancorp (b)	109,496	3,694
First Mercury Financial (a)	139,152	3,082
Piper Jaffray Companies (a) (b)	75,933	3,903
Prosperity Bancshares (b)	25,982	840
Waddell & Reed Financial, Class A (b)	121,163	4,025

		22,964

Healthcare – 20.6%
American Medical Systems (a) (b)	185,531	2,373
AMN Healthcare Services (a) (b)	128,668	2,446
AngioDynamics (a)	137,566	2,751
Array BioPharma (a) (b)	284,905	3,191
BioMarin Pharmaceutical (a) (b)	181,905	5,044
Durect (a) (b)	570,035	3,318
Eurand (a) (b)	291,646	4,010
Hologic (a)	46,217	3,140
Human Genome Sciences (a) (b)	374,777	3,545
Illumina (a) (b)	35,214	1,977
Integra LifeSciences (a) (b)	83,363	4,041
Medicis Pharmaceutical, Class A (b)	117,341	3,484
Myriad Genetics (a) (b)	52,295	2,895
NuVasive (a) (b)	80,845	3,459
OSI Pharmaceuticals (a) (b)	81,003	3,367
Pediatrix Medical Group (a)	45,447	2,977
Skilled Healthcare Group (a) (b)	259,950	4,258
Trans1 (a) (b)	42,569	1,064
TriZetto Group (a) (b)	152,302	2,489
Wright Medical Group (a) (b)	159,012	4,214

		64,043
Industrials – 16.5%
Administaff (b)	80,080	3,194
Advisory Board (a) (b)	56,780	3,646
AMETEK	91,833	4,316
BE Aerospace (a) (b)	104,769	5,208
DRS Technologies (b)	91,993	5,284
Forward Air (b)	104,637	3,414
Genlyte Group (a) (b)	53,335	3,472
Kenexa (a) (b)	124,128	3,639
Knoll	157,927	2,999
McGrath Rentcorp (b)	120,025	4,115
NCI Building Systems (a) (b)	59,619	2,336
RBC Bearings (a) (b)	77,606	3,119
Resources Connection (b)	146,863	3,344
WESCO International (a) (b)	69,980	3,265

		51,351

Information Technology (d) – 30.8%
ATMI (a) (b)	97,884	3,146
Cirrus Logic (a)	558,662	3,436
Commvault Systems (a) (b)	173,047	3,520
DealerTrack Holdings (a) (b)	82,255	4,038
Emulex (a) (b)	291,559	6,315
FLIR Systems (a)	34,897	2,421
FormFactor (a) (b)	78,690	3,078
Forrester Research (a)	120,717	2,863
Harmonic (a)	444,776	5,480
Internap Network Services (a) (b)	208,109	3,467
Ixia (a)	631,280	6,603
Lawson Software (a) (b)	428,280	4,835
Microsemi (a) (b)	135,970	3,618
Orbotech (a)	203,630	4,215
Perficient (a) (b)	189,210	3,567
PMC-Sierra (a) (b)	489,699	4,412
Polycom (a) (b)	309,650	8,664
Quest Software (a) (b)	356,853	6,209
RF Micro Devices (a) (b)	485,970	3,023
Semtech (a) (b)	140,760	2,408
Silicon Motion Technology – ADR (a)	210,288	5,257
Tridium, Class B, Escrow Shares (a) (c) (e)	278,500	23
TriQuint Semiconductor (a)	806,182	5,055
VideoPropulsion (a) (c) (e)	784,710	—

		95,653

Total Common Stocks
(Cost $272,573)		303,169

Warrants – 0.0%
Hollis-Eden Pharmaceuticals, Warrants (a) (c) (e)	70,545	2
Kuhlman Company, Warrants (a) (c) (e)	281,680	—

Total Warrants
(Cost $434)		2

Short-Term Investment – 4.1%
First American Prime Obligations Fund, Class Z (f)
(Cost $12,962)	12,962,034	12,962

Investment Purchased with Proceeds from Securities Lending – 45.3%
Mount Vernon Securities Lending Prime Portfolio (g)
(Cost $140,812)	140,811,760	140,812

Total Investments – 146.9%
(Cost $426,781)		456,945

Other Assets and Liabilities, Net – (46.9)%		(145,974)

Total Net Assets – 100.0%		$310,971

(a)	Non-income producing security.

(b)	This security or a portion of this security is out on loan at October 31, 2007. Total loaned securities had a market value of $137,705 at October 31, 2007. See note 2 in Notes to Financial Statements.
The accompanying notes are an integral part of the financial statements.
64      First American Funds  2007 Annual Report

Small Cap Growth Opportunities Fund (concluded)

(c)	Security considered illiquid or restricted. As of October 31, 2007, the market value of these investments was $2,510 or 0.8% of total net assets. See Note 2 in Notes to Financial Statements.

(d)	The fund is significantly invested in this sector and therefore is subject to additional risks. See note 7 in Notes to Financial Statements.

(e)	Security is fair valued. As of October 31, 2007, the fair value of these investments was $25 or 0.0% of total net assets. See Note 2 in Notes to Financial Statements.

(f)	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor to this fund. See note 3 in Notes to Financial Statements.

(g)	The fund may loan securities representing up to one third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.

ADR –	American Depository Receipt

REIT –	Real Estate Investment Trust
First American Funds  2007 Annual Report       65

Schedule of  Investments    October 31, 2007, all dollars are rounded to thousands (000)

Small Cap Select Fund
DESCRIPTION	SHARES	VALUE

Common Stocks – 96.5%
Consumer Discretionary – 16.3%
1-800-Flowers.com, Class A (a)	689,414	$8,266
Aftermarket Technology (a)	356,053	12,291
Cato, Class A (b)	312,197	6,269
Children’s Place Retail Stores (a) (b)	154,813	3,963
Christopher & Banks (b)	537,677	7,377
Coinstar (a) (b)	314,511	10,835
Conn’s (a) (b)	451,625	11,548
Cosi (a) (b) (c)	1,092,612	3,759
FGX International Holdings Limited (a)	71,107	1,216
GSI Commerce (a) (b)	227,228	6,474
Hibbett Sports (a) (b)	206,737	4,877
Interface, Class A (b)	659,153	12,610
Journal Communications, Class A	735,842	6,556
McCormick & Schmick’s Seafood Restaurants (a)	299,942	5,093
NutriSystem (a) (b)	155,063	4,667
P.F. Chang’s China Bistro (a) (b)	465,592	13,553
Scientific Games, Class A (a) (b)	365,527	13,214
Skechers U.S.A., Class A (a)	299,914	7,375
Texas Roadhouse, Class A (a) (b)	568,535	7,203
WMS Industries (a) (b)	541,605	18,777

		165,923

Consumer Staples – 2.2%
Hain Celestial Group (a) (b)	466,484	16,355
USANA Health Sciences (a) (b)	149,853	6,115

		22,470

Energy – 7.6%
Arena Resources (a) (b)	289,666	10,576
Atwood Oceanics (a) (b)	60,408	5,089
Brigham Exploration (a)	347,626	2,562
Comstock Resources (a) (b)	441,810	16,148
Edge Petroleum (a) (b)	962,066	8,735
Helix Energy Solutions Group (a) (b)	502,783	23,254
Patterson-UTI Energy (b)	305,723	6,096
St. Mary Land & Exploration (b)	114,367	4,845

		77,305

Financials – 16.0%
Affiliated Managers Group (a) (b)	63,420	8,343
BioMed Realty Trust – REIT (b)	415,675	9,931
Columbia Banking System (b)	203,748	6,330
Cullen/ Frost Bankers (b)	332,692	17,693
Digital Realty Trust – REIT (b)	193,093	8,494
Dime Community Bancshares (b)	512,168	7,370
East West Bancorp (b)	458,955	15,485
First Potomac Realty Trust – REIT (b)	406,057	8,487
Independent Bank (b)	204,274	6,042
Kite Realty Group Trust – REIT (b)	340,760	6,175
Knight Capital Group, Class A (a) (b)	608,010	8,153
LaSalle Hotel Properties – REIT (b)	195,215	8,066
Nara Bancorp (b)	382,136	5,915
National Financial Partners (b)	114,223	6,245
Newcastle Investment – REIT (b)	492,204	7,309
NorthStar Realty Finance – REIT (b)	166,008	1,552
Platinum Underwriters Holdings (b)	423,914	15,261
South Financial Group (b)	424,687	8,774
Umpqua Holdings (b)	390,717	6,615

		162,240

Healthcare – 14.0%
AngioDynamics (a)	566,320	11,326
Arena Pharmaceuticals (a) (b)	182,947	1,758
BioMarin Pharmaceutical (a) (b)	123,226	3,417
Dexcom (a) (b)	660,052	6,138
Exelixis (a) (b)	548,858	6,037
ICU Medical (a) (b)	279,347	11,202
K-V Pharmaceutical, Class A (a) (b)	605,580	18,979
Magellan Health Services (a) (b)	255,386	10,752
Myriad Genetics (a) (b)	65,467	3,624
Pediatrix Medical Group (a)	246,116	16,121
Pharmion (a) (b)	73,714	3,547
Salix Pharmaceuticals (a) (b)	399,107	4,670
Senomyx (a) (b)	572,213	6,615
SonoSite (a) (b)	617,695	21,737
SurModics (a) (b)	141,643	8,037
Theravance (a) (b)	132,962	3,327
Trans1 (a) (b)	89,619	2,240
TriZetto Group (a) (b)	156,658	2,560

		142,087

Industrials – 12.9%
AMETEK	336,117	15,798
BE Aerospace (a) (b)	177,668	8,832
Ceradyne (a) (b)	71,396	4,884
Columbus McKinnon (a) (b)	359,095	11,915
ESCO Technologies (a) (b)	373,114	15,443
Forward Air (b)	287,710	9,388
Genlyte Group (a) (b)	77,322	5,034
Knoll	29,031	551
MasTec (a)	351,199	5,545
NCI Building Systems (a) (b)	155,387	6,088
Power-One (a) (b)	921,669	5,226
Regal-Beloit (b)	297,630	14,596
Timken (b)	379,076	12,608
WESCO International (a) (b)	319,976	14,927

		130,835

Information Technology – 22.7%
ADC Telecommunications (a)	517,705	9,681
Advanced Analogic Technologies (a) (b)	1,212,741	14,650
AudioCodes (a)	553,403	3,603
Cognex	237,307	4,267
Digital River (a) (b)	286,750	15,215
Emulex (a) (b)	1,055,933	22,872
F5 Networks (a) (b)	373,962	13,474
Greenfield Online (a) (b)	383,947	5,859
Harris Stratex Networks, Class A (a) (b)	621,029	11,874
Hittite Microwave (a) (b)	78,300	3,935
Ixia (a) (b)	592,423	6,197
Micrel	656,074	5,937
Orbotech (a)	230,314	4,767
Photronics (a) (b)	1,070,137	11,707
Plexus (a)	570,401	14,716
PMC-Sierra (a) (b)	1,613,544	14,538
Progress Software (a) (b)	445,496	14,572
Silicon Laboratories (a) (b)	307,553	13,440
Synaptics (a) (b)	207,842	11,296
Tessera Technologies (a) (b)	294,700	11,255
TIBCO Software (a) (b)	616,257	5,657
TTM Technologies (a)	851,059	10,919

		230,431

Materials – 3.7%
Albemarle	52,238	2,495
Schnitzer Steel Industries, Class A (b)	121,819	8,049
Terra Industries (a) (b)	361,857	13,349
Texas Industries (b)	183,115	13,378

		37,271

The accompanying notes are an integral part of the financial statements.
66      First American Funds  2007 Annual Report

Small Cap Select (concluded)
DESCRIPTION	SHARES	VALUE

Telecommunication Services – 0.7%
General Communication, Class A (a)	640,881	$7,518

Utilities – 0.4%
NSTAR (b)	127,266	4,474

Total Common Stocks
(Cost $890,928)		980,554

Short-Term Investment – 3.2%
First American Prime Obligations Fund, Class Z (d)
(Cost $32,674)	32,673,483	32,674

Investment Purchased with Proceeds from Securities Lending – 48.8%
Mount Vernon Securities Lending Prime Portfolio (e)
(Cost $495,224)	495,224,142	495,224

Total Investments – 148.5%
(Cost $1,418,826)		1,508,452

Other Assets and Liabilities, Net – (48.5)%		(492,429)

Total Net Assets – 100.0%		$1,016,023

(a)	Non-income producing security.

(b)	This security or a portion of this security is out on loan at October 31, 2007. Total loaned securities had a market value of $482,454 at October 31, 2007. See note 2 in Notes to Financial Statements.

(c)	A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings of that company represents 5% or more of the outstanding voting securities of the company. Transactions with companies that are or were affiliates during the fiscal year ended October 31, 2007 are as follows:

	Beginning	Purchase	Sales	Ending	Dividend
Issuer	Cost	Cost	Cost	Cost	Income	Value

Cosi	$6,496	$7,040	$8,607	$4,929	$—	$3,759

(d)	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor to this fund. See note 3 in Notes to Financial Statements.

(e)	The fund may loan securities representing up to one third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.

REIT –	Real Estate Investment Trust
First American Funds  2007 Annual Report       67

Schedule of  Investments    October 31, 2007, all dollars are rounded to thousands (000)

Small Cap Value Fund
DESCRIPTION	SHARES	VALUE

Common Stocks – 99.3%
Consumer Discretionary – 12.8%
Aaron Rents (a)	208,429	$4,415
Ameristar Casinos (a)	73,031	2,377
Belo, Class A (a)	181,091	3,350
CBRL Group (a)	104,726	4,179
Charming Shoppes (a) (b)	282,949	2,100
Domino’s Pizza (a)	223,200	3,446
Ethan Allen Interiors (a)	129,482	3,996
Fred’s (a)	79,474	842
Group 1 Automotive (a)	129,651	4,026
Interface, Class A (a)	168,799	3,229
Jos. A. Bank Clothiers (a) (b)	116,272	3,396
Men’s Wearhouse (a)	81,150	3,429
Skechers U.S.A., Class A (a) (b)	141,561	3,481
Wolverine World Wide (a)	190,064	4,873

		47,139

Consumer Staples – 3.4%
Elizabeth Arden (a) (b)	210,630	5,245
Nu Skin Enterprises, Class A (a)	203,110	3,508
Ralcorp Holdings (b)	69,154	3,893

		12,646

Energy – 6.7%
Brigham Exploration (b)	503,537	3,711
Cimarex Energy	74,473	3,017
Dril-Quip (b)	42,639	2,274
Oil States International (a) (b)	53,120	2,294
Penn Virginia (a)	92,750	4,489
PetroQuest Energy (b)	237,560	3,065
Swift Energy (a) (b)	123,937	5,878

		24,728

Financials (c) – 28.1%
Alabama National BanCorporation (a)	14,493	1,142
Alexandria Real Estate Equities – REIT (a)	40,142	4,140
American Equity Investment Life Holding (a)	510,572	4,988
Apollo Investment (a)	144,544	3,007
Capitol Bancorp (a)	73,988	1,569
Cathay General Bancorp (a)	152,230	4,715
City Bank (a)	77,497	1,856
Colonial BancGroup (a)	181,603	3,483
Delphi Financial Group, Class A (a)	111,317	4,314
First Midwest Bancorp (a)	118,852	4,003
FirstFed Financial (a) (b)	80,360	3,438
FPIC Insurance Group (b)	127,939	5,345
Frontier Financial (a)	210,760	4,677
IBERIABANK	81,103	4,020
Independent Bank (a)	129,132	3,820
Knight Capital Group, Class A (a) (b)	195,558	2,622
LaSalle Hotel Properties – REIT (a)	88,771	3,668
Mid-America Apartment Communities – REIT (a)	73,498	3,822
National Retail Properties – REIT (a)	180,375	4,572
Newcastle Investment – REIT (a)	191,562	2,845
Piper Jaffray Companies (a) (b)	95,224	4,894
Provident Bankshares (a)	177,316	4,374
PS Business Parks – REIT	66,082	3,853
Redwood Trust – REIT (a)	94,540	2,491
Selective Insurance Group (a)	207,865	5,053
Sterling Bancshares (a)	466,273	5,689
Waddell & Reed Financial, Class A (a)	168,828	5,608

		104,008

Healthcare – 7.8%
AMERIGROUP (a) (b)	105,774	3,702
Pediatrix Medical Group (b)	45,308	2,968
Perrigo (a)	99,474	2,358
Res-Care (b)	210,386	5,167
Sciele Pharma (a) (b)	206,750	5,260
STERIS (a)	144,192	4,187
Varian (a) (b)	30,479	2,252
Vital Signs (a)	55,420	2,932

		28,826

Industrials – 13.9%
AMETEK	89,839	4,222
Brady, Class A (a)	72,530	2,676
CRA International (a) (b)	55,369	2,867
Crane	105,351	4,998
EMCOR Group (b)	56,111	1,932
Esterline Technologies (a) (b)	44,065	2,414
Forward Air (a)	47,400	1,547
Kforce (b)	160,037	1,927
Moog, Class A (a) (b)	60,351	2,785
NCI Building Systems (a) (b)	97,374	3,815
Nordson (a)	88,591	4,740
Regal-Beloit (a)	122,518	6,008
SkyWest (a)	81,236	2,217
Trinity Industries (a)	50,868	1,838
Triumph Group	12,300	979
URS (b)	57,362	3,546
WESCO International (a) (b)	60,015	2,800

		51,311

Information Technology – 15.3%
CACI International, Class A (a) (b)	38,841	2,092
Emulex (b)	302,959	6,562
Hutchinson Technology (a) (b)	148,682	3,528
Ixia (b)	421,772	4,412
Micrel	342,754	3,102
Pericom Semiconductor (b)	319,418	4,772
Photronics (a) (b)	169,826	1,858
Plantronics (a)	67,976	1,859
Polycom (b)	126,000	3,525
Progress Software (b)	188,555	6,168
Silicon Motion Technology – ADR (b)	121,956	3,049
TIBCO Software (a) (b)	356,992	3,277
TriQuint Semiconductor (b)	396,668	2,487
TTM Technologies (b)	363,062	4,658
United Online (a)	305,679	5,380

		56,729

Materials – 6.5%
Albemarle	75,831	3,622
AptarGroup	88,384	3,951
Arch Chemicals	42,113	1,921
Commercial Metals	127,840	4,012
Metal Management	44,872	2,359
Terra Industries (a) (b)	109,356	4,034
Texas Industries (a)	56,408	4,121

		24,020
Utilities – 4.8%
Black Hills (a)	69,332	3,080
El Paso Electric (b)	160,604	3,911
Northwest Natural Gas	56,625	2,728
The accompanying notes are an integral part of the financial statements.
68      First American Funds  2007 Annual Report

Small Cap Value Fund (concluded)
DESCRIPTION	SHARES	VALUE

PNM Resources (a)	137,152	$3,430
Westar Energy (a)	169,288	4,506

		17,655

Total Common Stocks
(Cost $336,548)		367,062

Short-Term Investment – 0.4%
First American Prime Obligations Fund, Class Z (d)
(Cost $1,704)	1,704,269	1,704

Investment Purchased with Proceeds from Securities Lending – 49.7%
Mount Vernon Securities Lending Prime Portfolio (e)
(Cost $183,639)	183,638,605	183,639

Total Investments – 149.4%
(Cost $521,891)		552,405

Other Assets and Liabilities, Net – (49.4)%		(182,742)

Total Net Assets – 100.0%		$369,663

(a)	This security or a portion of this security is out on loan at October 31, 2007. Total loaned securities had a market value of $178,837 at October 31, 2007. See note 2 in Notes to Financial Statements.

(b)	Non-income producing security.

(c)	The fund is significantly invested in this sector and therefore is subject to additional risks. See note 7 in Notes to Financial Statements.

(d)	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor to this fund. See note 3 in Notes to Financial Statements.

(e)	The fund may loan securities representing up to one third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.

ADR –	American Depository Receipt

REIT –	Real Estate Investment Trust
First American Funds  2007 Annual Report       69

Schedule of  Investments    October 31, 2007, all dollars are rounded to thousands (000)

Small-Mid Cap Core Fund
DESCRIPTION	SHARES	VALUE

Common Stocks – 99.9%
Consumer Discretionary – 14.9%
Aftermarket Technology (a)	29,697	$1,025
Dick’s Sporting Goods (a)	28,677	957
J. Crew Group (a) (b)	19,798	741
Jos. A. Bank Clothiers (a) (b)	55,422	1,619
Men’s Wearhouse (b)	40,981	1,732
Newell Rubbermaid	56,897	1,659
Polo Ralph Lauren	30,163	2,075
R.H. Donnelley (a) (b)	28,646	1,571
Stanley Works (b)	22,193	1,277
Tiffany & Company	20,931	1,134
WMS Industries (a) (b)	91,653	3,178

		16,968

Consumer Staples – 1.8%
Corn Products International	48,266	2,053

Energy – 7.5%
Cameron International (a) (b)	20,509	1,997
Cimarex Energy	53,248	2,157
Dril-Quip (a)	28,817	1,537
Helix Energy Solutions Group (a) (b)	35,199	1,628
St. Mary Land & Exploration (b)	28,021	1,187

		8,506

Financials – 14.9%
Affiliated Managers Group (a) (b)	17,071	2,246
AllianceBernstein Holding	13,560	1,158
City National (b)	30,996	2,095
Everest Re Group	24,860	2,649
FirstFed Financial (a) (b)	31,464	1,346
LaSalle Hotel Properties – REIT (b)	29,848	1,233
National Retail Properties – REIT	45,283	1,148
Piper Jaffray Companies (a) (b)	37,397	1,922
W.R. Berkley	79,666	2,397
Zions Bancorporation (b)	12,208	722

		16,916

Healthcare – 15.0%
AMERIGROUP (a) (b)	43,026	1,506
ArthroCare (a) (b)	31,644	2,052
BioMarin Pharmaceutical (a) (b)	82,465	2,287
DENTSPLY International	50,879	2,110
Henry Schein (a)	9,531	571
Intuitive Surgical (a) (b)	10,022	3,276
Pediatrix Medical Group (a)	33,637	2,203
Sciele Pharma (a) (b)	86,821	2,209
TriZetto Group (a) (b)	49,383	807

		17,021
Industrials – 13.6%
AMETEK	48,814	2,294
Con-way	35,002	1,491
Crane	34,544	1,639
Dun & Bradstreet	17,306	1,676
Forward Air (b)	41,992	1,370
L-3 Communications Holdings	11,267	1,235
Regal-Beloit (b)	33,533	1,645
Republic Services	102,539	3,506
US Airways Group (a)	19,085	528

		15,384

Information Technology – 19.2%
Amphenol, Class A	57,052	2,526
Digital River (a) (b)	23,662	1,256
Emulex (a)	134,117	2,905
F5 Networks (a)	76,076	2,741
Fairchild Semiconductor International, Class A (a) (b)	90,017	1,643
Harris	23,354	1,414
Maxim Integrated Products	54,456	1,476
Micrel (b)	124,970	1,131
Plexus (a)	74,379	1,919
Progress Software (a) (b)	30,769	1,006
Teradata (a)	54,924	1,567
TIBCO Software (a) (b)	126,062	1,157
Xilinx (b)	43,498	1,061

		21,802

Materials – 9.5%
Cleveland-Cliffs	11,724	1,121
Owens-Illinois (a)	77,162	3,428
Pactiv (a)	50,670	1,392
Smurfit-Stone Container (a)	156,779	1,899
Terra Industries (a) (b)	80,264	2,961

		10,801

Telecommunication Services – 1.5%
Windstream (b)	122,764	1,651

Utilities – 2.0%
TECO Energy (b)	58,720	988
Westar Energy (b)	47,900	1,275

		2,263

Total Common Stocks
(Cost $102,170)		113,365

Short-Term Investment – 0.2%
First American Prime Obligations Fund, Class Z (c)
(Cost $228)	228,439	228

Investment Purchased with Proceeds from Securities Lending – 42.3%
Mount Vernon Securities Lending Prime Portfolio (d)
(Cost $48,040)	48,040,221	48,040

Total Investments – 142.4%
(Cost $150,438)		161,633

Other Assets and Liabilities, Net – (42.4)%		(48,169)

Total Net Assets – 100.0%		$113,464

(a)	Non-income producing security.

(b)	This security or a portion of this security is out on loan at October 31, 2007. Total loaned securities had a market value of $46,826 at October 31, 2007. See note 2 in Notes to Financial Statements.

(c)	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor to this fund. See note 3 in Notes to Financial Statements.

(d)	The fund may loan securities representing up to one third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.

REIT –	Real Estate Investment Trust
The accompanying notes are an integral part of the financial statements.
70      First American Funds  2007 Annual Report

Statements of  Assets and Liabilities     October 31, 2007, all dollars and shares are rounded to thousands (000), except per share data

	Small Cap
	Growth
	Opportunities	Small Cap	Small Cap	Small-Mid Cap
	Fund	Select Fund	Value Fund	Core Fund

Investments in unaffiliated securities, at cost	$273,007	$890,928	$336,548	$102,170
Investment in affiliated money market fund, at cost	12,962	32,674	1,704	228
Affiliated investment purchased with proceeds from securities lending, at cost (note 2)	140,812	495,224	183,639	48,040

ASSETS:
Investments in unaffiliated securities, at value* (note 2)	$303,171	$980,554	$367,062	$113,365
Investment in affiliated money market fund, at value (note 2)	12,962	32,674	1,704	228
Affiliated investment purchased with proceeds from securities lending, at value (note 2)	140,812	495,224	183,639	48,040
Cash	—	690	—	—
Receivable for dividends and interest	124	751	401	23
Receivable for investment securities sold	6,029	7,486	1,365	2,495
Receivable for capital shares sold	396	1,000	325	12
Prepaid expenses and other assets	36	42	36	27

Total assets	463,530	1,518,421	554,532	164,190

LIABILITIES:
Payable for capital shares redeemed	267	2,782	892	200
Payable upon return of securities loaned (note 2)	140,812	495,224	183,639	48,040
Payable for investment securities purchased	11,156	3,445	—	2,364
Payable to affiliates (note 3)	280	832	309	101
Payable for distribution and shareholder servicing fees	37	107	22	15
Accrued expenses and other liabilities	7	8	7	6

Total liabilities	152,559	502,398	184,869	50,726

Net assets	$310,971	$1,016,023	$369,663	$113,464

COMPOSITION OF NET ASSETS:
Portfolio capital	$263,886	$895,705	$302,295	$544,228
Undistributed (distributions in excess of) net investment income	(6)	(7)	3,082	(5)
Accumulated net realized gain (loss) on investments	16,927	30,699	33,772	(441,954)
Net unrealized appreciation of investments	30,164	89,626	30,514	11,195

Net assets	$310,971	$1,016,023	$369,663	$113,464

* Including securities loaned, at value	$137,705	$482,454	$178,837	$46,826

Class A:
Net assets	$149,231	$238,129	$53,498	$21,817
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	6,892	16,937	3,957	2,050
Net asset value and redemption price per share	$21.65	$14.06	$13.52	$10.64
Maximum offering price per share[1]	$22.91	$14.88	$14.31	$11.26
Class B:
Net assets	$4,467	$13,720	$6,213	$6,883
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	228	1,187	521	748
Net asset value, offering price, and redemption price per share[2]	$19.56	$11.56	$11.94	$9.21
Class C:
Net assets	$2,295	$34,505	$4,006	$5,190
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	113	2,627	329	517
Net asset value, offering price, and redemption price per share[2]	$20.41	$13.13	$12.19	$10.04
Class R3:
Net assets	$522	$38,181	$3,263	$—
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	24	2,754	244	—
Net asset value, offering price, and redemption price per share	$21.49	$13.86	$13.35	$—
Class Y:
Net assets	$154,456	$691,488	$302,683	$79,574
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	6,706	45,795	21,820	7,178
Net asset value, offering price, and redemption price per share	$23.03	$15.10	$13.87	$11.09

[1]	The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.50%.

[2]	Class B and C have a contingent deferred sales charge. For a description of this sales charge, see notes 1 and 3 in Notes to Financial Statements.

[3]	Class R is not offered by the Small-Mid Cap Core Fund.
First American Funds  2007 Annual Report       71

Statements of  Operations    For the year ended October 31, 2007, all dollars are rounded to thousands (000)

	Small Cap Growth	Small Cap	Small Cap	Small-Mid Cap
	Opportunities Fund	Select Fund	Value Fund	Core Fund

INVESTMENT INCOME:
Dividends from unaffiliated securities	$867	$7,140	$8,204	$1,203
Dividends from affiliated securities	427	1,632	274	53
Less: Foreign taxes withheld	—	1	—	1
Securities lending income	453	2,249	369	156

Total investment income	1,747	11,022	8,847	1,413

EXPENSES (note 3):
Investment advisory fees	3,181	7,625	2,865	829
Administration fees	708	2,427	914	261
Transfer agent fees	163	349	170	220
Custodian fees	16	57	21	7
Professional fees	42	42	42	42
Registration fees	60	74	55	44
Postage and printing fees	39	70	23	18
Directors’ fees	23	21	22	23
Other expenses	22	21	23	21
Distribution and shareholder servicing fees – Class A	372	674	145	61
Distribution and shareholder servicing fees – Class B	55	146	71	78
Distribution and shareholder servicing fees – Class C	25	270	43	52
Distribution and shareholder servicing fees – Class R1	5	102	13	—

Total expenses	4,711	11,878	4,407	1,656

Less: Fee waivers (note 3)	(376)	(30)	(5)	(91)
Less: Indirect payments from custodian (note 3)	(9)	(13)	(5)	(1)

Total net expenses	4,326	11,835	4,397	1,564

Investment income (loss) – net	(2,579)	(813)	4,450	(151)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS – NET (note 5):
Net realized gain on unaffiliated investments	29,255	81,194	42,939	9,015
Net realized loss on affiliated investments	—	(2,200)	—	—
Net realized gain on in-kind redemption	—	6,598	—	—
Net change in unrealized appreciation or depreciation of investments	11,753	(12,056)	(29,588)	3,441

Net gain on investments	41,008	73,536	13,351	12,456

Net increase in net assets resulting from operations	$38,429	$72,723	$17,801	$12,305

[1]	Class R is not offered by the Small-Mid Cap Core Fund.
The accompanying notes are an integral part of the financial statements.
72      First American Funds  2007 Annual Report

(This page intentionally left blank.)

Statements of  Changes in Net Assets    all dollars are rounded to thousands (000)

	Small Cap Growth		Small Cap
	Opportunities Fund		Select Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/07	10/31/06	10/31/07	10/31/06

OPERATIONS:
Investment income (loss) – net	$(2,579)	$(2,332)	$(813)	$(1,912)
Net realized gain on unaffiliated investments	29,255	20,657	81,194	152,452
Net realized gain (loss) on affiliated investments	—	(2,847)	(2,200)	684
Net realized gain (loss) on in-kind redemption (note 9)	—	(247)	6,598	—
Net change in unrealized appreciation or depreciation of investments	11,753	16,707	(12,056)	23,065

Net increase in net assets resulting from operations	38,429	31,938	72,723	174,289

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income – net:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R	—	—	—	—
Class Y	—	—	—	—
Net realized gain on investments:
Class A	(8,975)	(15,190)	(33,807)	(21,746)
Class B	(443)	(1,681)	(2,398)	(3,108)
Class C	(178)	(580)	(2,921)	(2,833)
Class R	(81)	(1)	(578)	(130,679)
Class Y	(10,242)	(38,069)	(94,474)	(82)

Total distributions	(19,919)	(55,521)	(134,178)	(158,448)

CAPITAL SHARE TRANSACTIONS (note 4):
Class A:
Proceeds from sales	42,677	80,056	169,005	133,764
Reinvestment of distributions	8,788	14,824	24,845	21,190
Payments for redemptions	(49,599)	(32,674)	(161,596)	(40,923)

Increase (decrease) in net assets from Class A transactions	1,866	62,206	32,254	114,031

Class B:
Proceeds from sales	235	523	1,987	2,081
Reinvestment of distributions	412	1,555	2,264	2,956
Payments for redemptions (note 3)	(2,909)	(2,849)	(4,115)	(3,022)

Increase (decrease) in net assets from Class B transactions	(2,262)	(771)	136	2,015

Class C:
Proceeds from sales	807	999	21,138	7,783
Reinvestment of distributions	151	576	2,706	2,746
Payments for redemptions (note 3)	(1,431)	(1,520)	(6,772)	(5,254)

Increase (decrease) in net assets from Class C transactions	(473)	55	17,072	5,275

Class R1:
Proceeds from sales	449	1,386	39,652	2,537
Reinvestment of distributions	81	1	578	82
Payments for redemptions	(1,395)	(76)	(5,019)	(352)

Increase (decrease) in net assets from Class R transactions	(865)	1,311	35,211	2,267

Class Y:
Proceeds from sales	15,021	40,576	200,087	129,554
Reinvestment of distributions	7,633	29,517	71,615	103,456
Payments for redemptions	(60,378)	(77,933)	(270,010)	(195,174)

Increase (decrease) in net assets from Class Y transactions	(37,724)	(7,840)	1,692	37,836

Increase (decrease) in net assets from capital share transactions	(39,458)	54,961	86,365	161,424

Increase in net assets from regulatory settlement proceeds (Note 10)	177	—	—	—

Total increase (decrease) in net assets	(20,771)	31,378	24,910	177,265
Net assets at beginning of year	331,742	300,364	991,113	813,848

Net assets at end of year	$310,971	$331,742	$1,016,023	$991,113

Undistributed (distributions in excess of) net investment income at end of year	$(6)	$—	$(7)	$—

[1]	Class R is not offered by the Small-Mid Cap Core Fund.
The accompanying notes are an integral part of the financial statements.
74      First American Funds  2007 Annual Report

Small Cap		Small-Mid Cap
Value Fund		Core Fund

Year Ended	Year Ended	Year Ended	Year Ended
10/31/07	10/31/06	10/31/07	10/31/06

$4,450	$1,680	$(151)	$149
42,939	77,955	9,015	4,374
—	—	—	—
—	—	—	—
(29,588)	(534)	3,441	10,366

17,801	79,101	12,305	14,889

(94)	(145)	—	—
—	—	—	—
—	—	—	—
(3)	(2)	—	—
(1,306)	(1,819)	(108)	—
(9,082)	(10,660)	—	—
(1,323)	(2,162)	—	—
(764)	(1,094)	—	—
(321)	(75,707)	—	—
(52,686)	(19)	—	—

(65,579)	(91,608)	(108)	—

9,352	12,626	5,584	11,715
8,932	10,483	—	—
(15,854)	(10,454)	(12,536)	(11,925)

2,430	12,655	(6,952)	(210)

183	422	294	416
1,220	2,072	—	—
(1,975)	(2,975)	(2,885)	(3,430)

(572)	(481)	(2,591)	(3,014)

1,120	825	1,179	2,029
736	1,069	—	—
(1,648)	(1,809)	(1,497)	(2,015)

208	85	(318)	14

2,573	1,900	—	—
323	22	—	—
(1,268)	(196)	—	—

1,628	1,726	—	—

39,919	50,760	27,632	49,629
46,881	66,461	38	—
(100,232)	(99,660)	(23,844)	(22,033)

(13,432)	17,561	3,826	27,596

(9,738)	31,546	(6,035)	24,386

—	—	—	—

(57,516)	19,039	6,162	39,275
427,179	408,140	107,302	68,027

$369,663	$427,179	$113,464	$107,302

$3,082	$—	$(5)	$93

First American Funds  2007 Annual Report       75

Financial Highlights    For a share outstanding throughout the indicated periods.

			Realized and
			Unrealized		Net Asset
	Net Asset	Net	Gains	Distributions	Value
	Value	Investment	(Losses) on	from Net	End of
	Beginning	Loss	Investments	Realized Gains	Period
	of Period

Small Cap Growth Opportunities Fund[1]
Class A
2007[2]	$20.49	$(0.19)	$2.67	$(1.32)	$21.65
2006[2]	22.79	(0.18)	2.37	(4.49)	20.49
2005[3]	23.75	(0.02)	(0.94)	—	22.79
2005[4]	21.74	(0.32)	5.28	(2.95)	23.75
2004[4]	21.95	(0.35)	0.27	(0.13)	21.74
2003[4]	13.86	(0.28)	8.37	—	21.95
Class B
2007[2]	$18.76	$(0.31)	$2.43	$(1.32)	$19.56
2006[2]	21.36	(0.31)	2.20	(4.49)	18.76
2005[3]	22.27	(0.03)	(0.88)	—	21.36
2005[4]	20.69	(0.45)	4.98	(2.95)	22.27
2004[4]	21.05	(0.50)	0.27	(0.13)	20.69
2003[4]	13.39	(0.40)	8.06	—	21.05
Class C
2007[2]	$19.53	$(0.33)	$2.53	$(1.32)	$20.41
2006[2]	22.05	(0.32)	2.29	(4.49)	19.53
2005[3]	23.00	(0.04)	(0.91)	—	22.05
2005[4]	21.28	(0.48)	5.15	(2.95)	23.00
2004[4]	21.65	(0.49)	0.25	(0.13)	21.28
2003[4]	13.77	(0.43)	8.31	—	21.65
Class R5
2007[2]	$20.39	$(0.24)	$2.66	$(1.32)	$21.49
2006[2]	22.75	(0.23)	2.36	(4.49)	20.39
2005[3]	23.72	(0.03)	(0.94)	—	22.75
2005[4]	21.74	(0.48)	5.41	(2.95)	23.72
2004[4]	21.95	(0.42)	0.34	(0.13)	21.74
2003[4]	13.86	(0.28)	8.37	—	21.95
Class Y
2007[2]	$21.66	$(0.15)	$2.84	$(1.32)	$23.03
2006[2]	23.81	(0.13)	2.47	(4.49)	21.66
2005[3]	24.81	(0.02)	(0.98)	—	23.81
2005[4]	22.55	(0.27)	5.48	(2.95)	24.81
2004[4]	22.70	(0.32)	0.30	(0.13)	22.55
2003[4]	14.30	(0.25)	8.65	—	22.70

[1]	Per share data calculated using average shares outstanding method.

[2]	For the period November 1 to October 31 in the year indicated.

[3]	For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund’s fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

[4]	For the period October 1 to September 30 in the year indicated.

[5]	Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

[6]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

[7]	During the period, the fund received a regulatory settlement, which had an impact on the total return of 0.05% for Class A, Class R, and Class Y shares and 0.06% for Class B and Class C shares.
The accompanying notes are an integral part of the financial statements.
76      First American Funds  2007 Annual Report

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses to	Loss
		Ratio of	Investment	Average	to Average
	Net Assets	Expenses to	Income Loss	Net Assets	Net Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return[6]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

12.81%[7]	$149,231	1.47%	(0.89)%	1.59%	(1.01)%	118%
9.91	138,786	1.47	(0.88)	1.58	(0.99)	209
(4.04)	78,357	1.47	(1.17)	1.56	(1.26)	14
24.21	84,567	1.82	(1.42)	1.87	(1.47)	190
(0.39)	101,031	1.93	(1.42)	1.96	(1.45)	178
58.37	81,999	1.93	(1.63)	1.97	(1.67)	137

12.03%[7]	$4,467	2.22%	(1.65)%	2.34%	(1.77)%	118%
9.03	6,540	2.22	(1.62)	2.33	(1.73)	209
(4.09)	8,271	2.22	(1.93)	2.31	(2.02)	14
23.27	8,760	2.57	(2.16)	2.62	(2.21)	190
(1.13)	9,063	2.68	(2.16)	2.71	(2.19)	178
57.21	6,441	2.68	(2.38)	2.72	(2.42)	137

11.96%[7]	$2,295	2.22%	(1.64)%	2.34%	(1.76)%	118%
9.11	2,664	2.22	(1.63)	2.33	(1.74)	209
(4.13)	2,962	2.22	(1.93)	2.31	(2.02)	14
23.28	3,152	2.57	(2.20)	2.62	(2.25)	190
(1.14)	4,669	2.68	(2.07)	2.71	(2.10)	178
57.23	1,529	2.68	(2.38)	2.72	(2.42)	137

12.56%[7]	$522	1.72%	(1.17)%	1.84%	(1.29)%	118%
9.62	1,323	1.72	(1.16)	1.95	(1.39)	209
(4.09)	5	1.72	(1.43)	1.96	(1.67)	14
24.06	5	2.07	(2.14)	2.27	(2.34)	190
(0.39)	1	1.93	(1.67)	1.96	(1.70)	178
58.37	3,694	1.93	(1.62)	1.97	(1.66)	137

13.10%[7]	$154,456	1.22%	(0.64)%	1.34%	(0.76)%	118%
10.16	182,429	1.22	(0.63)	1.33	(0.74)	209
(4.03)	210,769	1.22	(0.92)	1.31	(1.01)	14
24.47	220,772	1.57	(1.15)	1.62	(1.20)	190
(0.11)	224,432	1.68	(1.25)	1.71	(1.28)	178
58.74	382,389	1.68	(1.38)	1.72	(1.42)	137

First American Funds  2007 Annual Report       77

Financial Highlights    For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized	Distributions	Net Asset
	Value	Net	Gains	from Net	Value
	Beginning	Investment	(Losses) on	Realized	End of
	of Period	Income (Loss)	Investments	Gains	Period

Small Cap Select Fund[1]
Class A
2007[2]	$15.12	$(0.03)	$1.05	$(2.08)	$14.06
2006[2]	15.33	(0.05)	3.05	(3.21)	15.12
2005[3]	15.82	(0.01)	(0.48)	—	15.33
2005[4]	15.95	(0.08)	3.10	(3.15)	15.82
2004[4]	14.52	(0.12)	2.60	(1.05)	15.95
2003[4]	10.68	(0.09)	3.93	—	14.52
Class B
2007[2]	$12.88	$(0.11)	$0.87	$(2.08)	$11.56
2006[2]	13.58	(0.13)	2.64	(3.21)	12.88
2005[3]	14.02	(0.02)	(0.42)	—	13.58
2005[4]	14.56	(0.17)	2.78	(3.15)	14.02
2004[4]	13.42	(0.22)	2.41	(1.05)	14.56
2003[4]	9.95	(0.17)	3.64	—	13.42
Class C
2007[2]	$14.36	$(0.12)	$0.97	$(2.08)	$13.13
2006[2]	14.79	(0.16)	2.94	(3.21)	14.36
2005[3]	15.28	(0.02)	(0.47)	—	14.79
2005[4]	15.60	(0.19)	3.02	(3.15)	15.28
2004[4]	14.32	(0.24)	2.57	(1.05)	15.60
2003[4]	10.62	(0.18)	3.88	—	14.32
Class R5
2007[2]	$14.98	$(0.06)	$1.02	$(2.08)	$13.86
2006[2]	15.24	(0.09)	3.04	(3.21)	14.98
2005[3]	15.73	(0.01)	(0.48)	—	15.24
2005[4]	15.91	(0.08)	3.05	(3.15)	15.73
2004[4]	14.49	(0.13)	2.60	(1.05)	15.91
2003[4]	10.66	(0.09)	3.92	—	14.49
Class Y
2007[2]	$16.06	$0.01	$1.11	$(2.08)	$15.10
2006[2]	16.06	(0.01)	3.22	(3.21)	16.06
2005[3]	16.57	(0.01)	(0.50)	—	16.06
2005[4]	16.54	(0.04)	3.22	(3.15)	16.57
2004[4]	14.98	(0.09)	2.70	(1.05)	16.54
2003[4]	11.00	(0.06)	4.04	—	14.98

[1]	Per share data calculated using average shares outstanding method.

[2]	For the period November 1 to October 31 in the year indicated.

[3]	For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund’s fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

[4]	For the period October 1 to September 30 in the year indicated.

[5]	Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

[6]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.
The accompanying notes are an integral part of the financial statements.
78      First American Funds  2007 Annual Report

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses to	Income (Loss)
		Ratio of	Investment	Average	to Average
	Net Assets	Expenses to	Income (Loss)	Net Assets	Net Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return[6]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

7.35%	$238,129	1.23%	(0.22)%	1.23%	(0.22)%	97%
22.46	222,293	1.24	(0.38)	1.24	(0.38)	111
(3.10)	104,568	1.25	(0.92)	1.25	(0.92)	14
20.46	107,270	1.22	(0.53)	1.25	(0.56)	122
17.64	97,775	1.21	(0.76)	1.24	(0.79)	116
35.96	73,445	1.21	(0.73)	1.25	(0.77)	145

6.51%	$13,720	1.98%	(0.97)%	1.98%	(0.97)%	97%
21.59	15,077	1.99	(1.14)	1.99	(1.14)	111
(3.14)	13,406	2.00	(1.67)	2.00	(1.67)	14
19.45	14,023	1.97	(1.28)	2.00	(1.31)	122
16.88	13,050	1.96	(1.51)	1.99	(1.54)	116
34.88	11,541	1.96	(1.48)	2.00	(1.52)	145

6.46%	$34,505	1.98%	(0.95)%	1.98%	(0.95)%	97%
21.64	18,794	1.99	(1.14)	1.99	(1.14)	111
(3.21)	13,453	2.00	(1.67)	2.00	(1.67)	14
19.58	14,418	1.97	(1.28)	2.00	(1.31)	122
16.79	13,841	1.96	(1.50)	1.99	(1.53)	116
34.84	11,128	1.96	(1.47)	2.00	(1.51)	145

6.99%	$38,181	1.48%	(0.43)%	1.48%	(0.43)%	97%
22.23	2,697	1.49	(0.59)	1.62	(0.72)	111
(3.11)	333	1.50	(1.14)	1.65	(1.29)	14
20.16	312	1.47	(0.53)	1.65	(0.71)	122
17.60	19	1.21	(0.81)	1.24	(0.84)	116
35.93	11,627	1.21	(0.75)	1.25	(0.79)	145

7.58%	$691,488	0.98%	0.03%	0.98%	0.03%	97%
22.81	732,252	0.99	(0.15)	0.99	(0.15)	111
(3.08)	682,088	1.00	(0.67)	1.00	(0.67)	14
20.73	715,496	0.97	(0.28)	1.00	(0.31)	122
17.98	770,981	0.96	(0.52)	0.99	(0.55)	116
36.18	1,024,146	0.96	(0.48)	1.00	(0.52)	145

First American Funds  2007 Annual Report       79

Financial Highlights    For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized	Distributions	Distributions	Net Asset
	Value	Net	Gains	from Net	from Net	Value
	Beginning	Investment	(Losses) on	Investment	Realized	End of
	of Period	Income (Loss)	Investments	Income	Gains	Period

Small Cap Value Fund[1]
Class A
2007[2]	$15.38	$0.12	$0.48	$(0.02)	$(2.44)	$13.52
2006[2]	16.34	0.03	2.86	(0.04)	(3.81)	15.38
2005[3]	16.78	0.01	(0.45)	—	—	16.34
2005[4]	16.84	0.03	2.63	(0.06)	(2.66)	16.78
2004[4]	14.28	0.03	3.13	(0.04)	(0.56)	16.84
2003[4]	11.26	—	3.02	—	—	14.28
Class B
2007[2]	$13.93	$0.02	$0.43	$—	$(2.44)	$11.94
2006[2]	15.19	(0.07)	2.62	—	(3.81)	13.93
2005[3]	15.61	—	(0.42)	—	—	15.19
2005[4]	15.92	(0.09)	2.47	(0.03)	(2.66)	15.61
2004[4]	13.60	(0.08)	2.96	—	(0.56)	15.92
2003[4]	10.80	(0.08)	2.88	—	—	13.60
Class C
2007[2]	$14.17	$0.02	$0.44	$—	$(2.44)	$12.19
2006[2]	15.39	(0.07)	2.66	—	(3.81)	14.17
2005[3]	15.82	—	(0.43)	—	—	15.39
2005[4]	16.10	(0.09)	2.50	(0.03)	(2.66)	15.82
2004[4]	13.74	(0.08)	3.00	—	(0.56)	16.10
2003[4]	10.91	(0.09)	2.92	—	—	13.74
Class R5
2007[2]	$15.24	$0.10	$0.47	$(0.02)	$(2.44)	$13.35
2006[2]	16.29	(0.01)	2.84	(0.07)	(3.81)	15.24
2005[3]	16.74	0.01	(0.46)	—	—	16.29
2005[4]	16.83	(0.01)	2.64	(0.06)	(2.66)	16.74
2004[4]	14.27	0.03	3.12	(0.03)	(0.56)	16.83
2003[4]	11.26	0.01	3.01	(0.01)	—	14.27
Class Y
2007[2]	$15.71	$0.16	$0.49	$(0.05)	$(2.44)	$13.87
2006[2]	16.62	0.07	2.90	(0.07)	(3.81)	15.71
2005[3]	17.06	0.01	(0.45)	—	—	16.62
2005[4]	17.05	0.07	2.67	(0.07)	(2.66)	17.06
2004[4]	14.44	0.08	3.16	(0.07)	(0.56)	17.05
2003[4]	11.38	0.03	3.05	(0.02)	—	14.44

[1]	Per share data calculated using average shares outstanding method.

[2]	For the period November 1 to October 31 in the year indicated.

[3]	For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund’s fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

[4]	For the period October 1 to September 30 in the year indicated.

[5]	Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

[6]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.
The accompanying notes are an integral part of the financial statements.
80      First American Funds  2007 Annual Report

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses to	Income (Loss)
		Ratio of	Investment	Average	to Average
	Net Assets	Expenses to	Income (Loss)	Net Assets	Net Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return[6]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

4.18%	$53,498	1.26%	0.90%	1.26%	0.90%	63%
20.78	57,922	1.26	0.21	1.26	0.21	96
(2.62)	46,467	1.25	0.78	1.25	0.78	15
16.78	48,128	1.24	0.19	1.26	0.17	72
22.70	43,192	1.23	0.21	1.25	0.19	34
26.86	32,416	1.23	0.02	1.25	—	49

3.41%	$6,213	2.01%	0.14%	2.01%	0.14%	63%
19.88	7,855	2.01	(0.53)	2.01	(0.53)	96
(2.69)	8,913	2.00	0.03	2.00	0.03	15
15.90	9,325	1.99	(0.56)	2.01	(0.58)	72
21.76	9,901	1.98	(0.51)	2.00	(0.53)	34
25.93	12,560	1.98	(0.73)	2.00	(0.75)	49

3.42%	$4,006	2.01%	0.14%	2.01%	0.14%	63%
19.89	4,405	2.01	(0.53)	2.01	(0.53)	96
(2.72)	4,590	2.00	0.03	2.00	0.03	15
15.92	4,808	1.99	(0.56)	2.01	(0.58)	72
21.83	4,609	1.98	(0.52)	2.00	(0.54)	34
25.94	4,354	1.98	(0.74)	2.00	(0.76)	49

3.96%	$3,263	1.51%	0.72%	1.51%	0.72%	63%
20.44	1,849	1.51	(0.09)	1.63	(0.21)	96
(2.69)	4	1.50	0.59	1.65	0.44	15
16.60	4	1.49	(0.04)	1.66	(0.21)	72
22.69	1	1.23	0.22	1.25	0.20	34
26.79	1,351	1.23	0.04	1.25	0.02	49

4.45%	$302,683	1.01%	1.15%	1.01%	1.15%	63%
21.01	355,148	1.01	0.47	1.01	0.47	96
(2.58)	348,166	1.00	1.03	1.00	1.03	15
17.08	363,261	0.99	0.44	1.01	0.42	72
23.02	367,774	0.98	0.50	1.00	0.48	34
27.10	428,846	0.98	0.27	1.00	0.25	49

First American Funds  2007 Annual Report       81

Financial Highlights    For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized	Distributions	Net Asset
	Value	Net	Gains	from Net	Value
	Beginning	Investment	(Losses) on	Investment	End of
	of Period	Income (Loss)	Investments	Income	Period

Small-Mid Cap Core Fund[1,2]
Class A
2007[3]	$9.57	$(0.02)	$1.09	$—	$10.64
2006[3]	8.03	0.01	1.53	—	9.57
2005[4]	8.31	(0.01)	(0.27)	—	8.03
2005[5]	7.40	(0.07)	0.98	—	8.31
2004[5]	7.05	(0.07)	0.42	—	7.40
2003[5]	4.29	(0.03)	2.79	—	7.05
Class B
2007[3]	$8.34	$(0.08)	$0.95	$—	$9.21
2006[3]	7.06	(0.04)	1.32	—	8.34
2005[4]	7.31	(0.01)	(0.24)	—	7.06
2005[5]	6.55	(0.11)	0.87	—	7.31
2004[5]	6.29	(0.11)	0.37	—	6.55
2003[5]	3.86	(0.07)	2.50	—	6.29
Class C
2007[3]	$9.09	$(0.09)	$1.04	$—	$10.04
2006[3]	7.69	(0.05)	1.45	—	9.09
2005[4]	7.97	(0.01)	(0.27)	—	7.69
2005[5]	7.14	(0.12)	0.95	—	7.97
2004[5]	6.86	(0.12)	0.40	—	7.14
2003[5]	4.20	(0.07)	2.73	—	6.86
Class Y
2007[3]	$9.95	$—	$1.15	$(0.01)	$11.09
2006[3]	8.34	0.04	1.57	—	9.95
2005[4]	8.63	—	(0.29)	—	8.34
2005[5]	7.66	(0.05)	1.02	—	8.63
2004[5]	7.28	(0.05)	0.43	—	7.66
2003[5]	4.42	(0.01)	2.87	—	7.28

[1]	Per share data calculated using average shares outstanding method.

[2]	The financial highlights for Small-Mid Cap Core Fund as set forth herein include the historical financial highlights of the First American Technology Fund. Effective October 3, 2005, the fund’s name and strategy changed.

[3]	For the period November 1 to October 31 in the year indicated.

[4]	For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund’s fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

[5]	For the period October 1 to September 30 in the year indicated.

[6]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.
The accompanying notes are an integral part of the financial statements.
82      First American Funds  2007 Annual Report

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses to	Income (Loss)
		Ratio of	Investment	Average	to Average
	Net Assets	Expenses to	Income (Loss)	Net Assets	Net Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return[6]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

11.18%	$21,817	1.41%	(0.20)%	1.49%	(0.28)%	151%
19.18	26,190	1.39	0.12	1.46	0.05	110
(3.37)	22,339	1.34	(0.86)	1.34	(0.86)	80
12.30	23,016	1.42	(0.83)	1.50	(0.91)	197
4.96	27,356	1.23	(0.86)	1.28	(0.91)	51
64.34	27,936	1.23	(0.52)	1.29	(0.58)	110

10.43%	$6,883	2.16%	(0.94)%	2.24%	(1.02)%	151%
18.13	8,689	2.14	(0.58)	2.21	(0.65)	110
(3.42)	10,054	2.09	(1.61)	2.09	(1.61)	80
11.60	10,685	2.17	(1.59)	2.25	(1.67)	197
4.13	13,445	1.98	(1.60)	2.03	(1.65)	51
62.95	16,016	1.98	(1.26)	2.04	(1.32)	110

10.45%	$5,190	2.16%	(0.96)%	2.24%	(1.04)%	151%
18.21	4,986	2.14	(0.64)	2.21	(0.71)	110
(3.51)	4,253	2.09	(1.61)	2.09	(1.61)	80
11.62	4,485	2.17	(1.59)	2.25	(1.67)	197
4.08	6,000	1.98	(1.60)	2.03	(1.65)	51
63.33	7,056	1.98	(1.25)	2.04	(1.31)	110

11.62%	$79,574	1.16%	0.02%	1.24%	(0.06)%	151%
19.30	67,437	1.14	0.35	1.21	0.28	110
(3.36)	31,381	1.09	(0.61)	1.09	(0.61)	80
12.66	33,537	1.17	(0.58)	1.25	(0.66)	197
5.22	43,758	0.98	(0.60)	1.03	(0.65)	51
64.71	59,817	0.98	(0.24)	1.04	(0.30)	110

First American Funds  2007 Annual Report       83

Schedule of  Investments    October 31, 2007, all dollars rounded to thousands (000)

Mid Cap Growth Opportunities Fund
DESCRIPTION	SHARES	VALUE

Common Stocks – 97.5%
Consumer Discretionary – 17.7%
Abercrombie & Fitch, Class A (a)	456,511	$36,156
Chipotle Mexican Grill, Class A (a) (b)	188,626	26,219
Chipotle Mexican Grill, Class B (a) (b)	73,245	9,033
Coach (b)	536,598	19,618
Dick’s Sporting Goods (a) (b)	820,142	27,368
Garmin (a)	156,683	16,828
J. Crew Group (a) (b)	455,434	17,033
LKQ (a) (b)	527,496	20,340
Marriott International, Class A	526,661	21,651
Newell Rubbermaid (a)	914,710	26,673
Nordstrom (a)	402,926	15,891
Omnicom Group (a)	508,833	25,940
Polo Ralph Lauren (a)	478,752	32,938
Scientific Games, Class A (a) (b)	530,733	19,186
Tiffany & Company	358,582	19,428
WMS Industries (a) (b)	445,883	15,459

		349,761

Energy – 10.9%
Cameron International (a) (b)	399,175	38,864
Chesapeake Energy (a)	557,520	22,011
Helix Energy Solutions Group (a) (b)	451,724	20,892
Smith International (a)	450,995	29,788
Southwestern Energy (b)	559,193	28,927
Weatherford International (b)	435,744	28,284
Williams	542,078	19,781
XTO Energy	417,537	27,716

		216,263

Financials – 6.2%
Affiliated Managers Group (a) (b)	132,272	17,400
AllianceBernstein Holding	285,065	24,353
Ambac Financial Group (a)	396,939	14,619
BlackRock (a)	133,194	27,565
ICICI Bank – ADR	167,440	11,627
W.R. Berkley	870,541	26,195

		121,759

Healthcare – 16.2%
Applied Biosystems Group – Applera (a)	598,270	22,220
Celgene (a) (b)	279,390	18,440
Coventry Health Care (b)	503,657	30,375
DENTSPLY International (a)	630,770	26,164
Healthways (a) (b)	483,377	29,341
Henry Schein (a) (b)	423,911	25,392
Hologic (a) (b)	351,180	23,856
Humana (a) (b)	318,808	23,895
Intuitive Surgical (a) (b)	114,462	37,414
Medco Health Solutions (a) (b)	219,748	20,740
Pediatrix Medical Group (b)	338,810	22,192
Thermo Fisher Scientific (a) (b)	679,453	39,958

		319,987
Industrials – 15.5%
AerCap Holdings (b)	601,858	15,173
American Reprographics (a) (b)	667,097	13,529
C.H. Robinson Worldwide (a)	311,983	15,574
Cooper Industries, Class A (a)	445,415	23,335
Cummins	37,945	4,552
Dun & Bradstreet (a)	236,352	22,891
McDermott International (b)	324,489	19,813
MSC Industrial Direct, Class A	546,385	26,614
Precision Castparts	386,515	57,904
Republic Services	1,034,666	35,375
Rockwell Collins	547,706	40,974
Roper Industries (a)	447,289	31,673

		307,407

Information Technology – 22.2%
Amphenol, Class A (a)	798,621	35,355
Autodesk (b)	596,103	29,149
Cognizant Technology Solutions, Class A (b)	472,342	19,583
DST Systems (b)	243,262	20,607
F5 Networks (a) (b)	731,524	26,357
Fairchild Semiconductor International, Class A (a) (b)	690,826	12,608
Intersil, Class A (a)	763,393	23,161
Intuit (a) (b)	1,053,585	33,894
Juniper Networks (a) (b)	617,303	22,223
Lam Research (a) (b)	592,253	29,731
MasterCard, Class A (a)	185,677	35,195
Maxim Integrated Products (a)	1,605,593	43,512
MEMC Electronic Materials (a) (b)	511,831	37,476
NVIDIA (a) (b)	1,147,376	40,594
Teradata (b)	1,040,334	29,681

		439,126

Materials – 4.7%
Ecolab	793,342	37,422
Owens-Illinois (b)	1,271,554	56,482

		93,904

Telecommunication Services – 4.1%
American Tower, Class A (b)	1,338,572	59,138
NII Holdings, Class B (a) (b)	371,338	21,538

		80,676

Total Common Stocks
(Cost $1,476,802)		1,928,883

Short-Term Investment – 3.6%
First American Prime Obligations Fund, Class Z (c)
(Cost $70,155)	70,155,124	70,155

Investment Purchased with Proceeds from Securities Lending – 34.8%
Mount Vernon Securities Lending Prime Portfolio (d)
(Cost $688,982)	688,982,150	688,982

Total Investments – 135.9%
(Cost $2,235,939)		2,688,020

Other Assets and Liabilities, Net – (35.9)%		(709,450)

Total Net Assets – 100.0%		$1,978,570

(a)	This security or a portion of this security is out on loan at October 31, 2007. Total loaned securities had a market value of $680,106 at October 31, 2007. See note 2 in Notes to Financial Statements.

(b)	Non-income producing security.

(c)	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor to this fund. See note 3 in Notes to Financial Statements.

(d)	The fund may loan securities representing up to one third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.

ADR –	American Depoitory Receipt
The accompanying notes are an integral part of the financial statements.
84      First American Funds  2007 Annual Report

Schedule of  Investments    October 31, 2007, all dollars rounded to thousands (000)

Mid Cap Value Fund
DESCRIPTION	SHARES	VALUE

Common Stocks – 96.8%
Consumer Discretionary – 13.4%
Autoliv	187,720	$11,860
Ford Motor (a) (b)	1,409,275	12,500
Fortune Brands (a)	138,687	11,618
Gannett	127,920	5,425
Gap (a)	825,537	15,603
Newell Rubbermaid	573,809	16,732
Omnicom Group	226,448	11,544
Sherwin-Williams (a)	203,294	12,995
Stanley Works (a)	195,858	11,272
WABCO Holdings	170,277	8,653
WMS Industries (a) (b)	420,214	14,569
Yum! Brands	326,056	13,130

		145,901

Consumer Staples – 6.3%
ConAgra Foods	704,133	16,709
Corn Products International	333,029	14,167
Pepsi Bottling (a)	395,144	17,023
SUPERVALU (a)	315,142	12,212
Tyson Foods, Class A	518,870	8,198

		68,309

Energy – 7.6%
Chesapeake Energy (a)	225,005	8,883
GlobalSantaFe	270,705	21,935
Hess (a)	174,063	12,465
Noble Energy (a)	225,715	17,276
Peabody Energy (a)	192,018	10,705
Sunoco (a)	161,287	11,871

		83,135

Financials – 22.2%
AllianceBernstein Holding	130,462	11,145
Ambac Financial Group (a)	81,522	3,002
AON (a)	215,842	9,782
Arch Capital Group (b)	78,761	5,889
Boston Properties – REIT (a)	104,430	11,314
Brookfield Properties	179,650	4,486
Camden Property Trust – REIT (a)	114,990	7,170
CIT Group	307,586	10,839
City National (a)	172,011	11,628
Developers Diversified Realty – REIT (a)	202,551	10,208
Everest Re Group (a)	167,261	17,820
Invesco – ADR (a)	579,016	17,753
KeyCorp (a)	186,614	5,309
Lazard, Class A (a)	288,682	14,492
M&T Bank (a)	110,341	10,977
Marshall & Ilsley (a)	330,373	14,107
MBIA (a)	88,790	3,821
Northern Trust	174,291	13,108
PMI Group (a)	150,379	2,411
Prologis – REIT (a)	146,873	10,537
StanCorp Financial Group (a)	235,301	12,972
TD Ameritrade (a) (b)	538,792	10,312
W.R. Berkley	649,092	19,531
Weingarten Realty Investors – REIT (a)	106,426	4,072

		242,685
Healthcare – 3.3%
AmerisourceBergen	169,534	7,987
CIGNA	113,424	5,954
Coventry Health Care (b)	133,750	8,066
Endo Pharmaceuticals (b)	163,377	4,787
Humana (b)	120,999	9,069

		35,863

Industrials – 10.3%
AerCap Holdings (b)	337,802	8,516
American Standard (a)	305,094	11,371
Con-way	279,047	11,890
Crane	232,594	11,034
Eaton	173,180	16,033
Joy Global (a)	203,024	11,788
Republic Services	656,905	22,460
Werner Enterprises (a)	1,021,524	19,429

		112,521

Information Technology – 9.2%
Amphenol, Class A	335,837	14,867
Avnet (b)	335,492	13,997
Fairchild Semiconductor International, Class A (a) (b)	946,196	17,268
Harris	279,757	16,942
Intuit (b)	479,202	15,416
Maxim Integrated Products	594,360	16,107
Xerox (b)	309,918	5,405

		100,002

Materials – 11.0%
Airgas	269,333	13,593
Freeport-McMoRan Copper & Gold (a)	113,590	13,367
Owens-Illinois (b)	899,684	39,964
Pactiv (b)	473,691	13,013
Rohm & Haas (a)	399,783	20,741
Smurfit-Stone Container (a) (b)	1,586,468	19,212

		119,890

Telecommunication Services – 3.2%
Qwest Communications International (a) (b)	642,459	4,613
Time Warner Telecom, Class A (a) (b)	624,707	14,518
Windstream (a)	1,212,104	16,303

		35,434

Utilities – 10.3%
Constellation Energy	132,839	12,580
Edison International	393,897	22,905
NSTAR (a)	317,375	11,159
PG&E	376,732	18,433
PPL	354,021	18,303
Sempra Energy	283,758	17,454
Wisconsin Energy	239,321	11,459

		112,293

Total Common Stocks
(Cost $891,394)		1,056,033

Short-Term Investment – 4.9%
First American Prime Obligations Fund, Class Z (c)
(Cost $53,621)	53,620,585	53,621

Investment Purchased with Proceeds from Securities Lending – 31.9%
Mount Vernon Securities Lending Prime Portfolio (d)
(Cost $347,314)	347,314,236	347,314

Total Investments – 133.6%
(Cost $1,292,329)		1,456,968

Other Assets and Liabilities, Net – (33.6)%		(366,195)

Total Net Assets – 100.0%		$1,090,773

(a)	This security or a portion of this security is out on loan at October 31, 2007. Total loaned securities had a market value of $340,172 at October 31, 2007. See note 2 in Notes to Financial Statements.
First American Funds  2007 Annual Report       85

Schedule of  Investments    October 31, 2007, all dollars rounded to thousands (000)
Mid Cap Value Fund (concluded)

(b)	Non-income producing security.

(c)	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor to this fund. See note 3 in Notes to Financial Statements.

(d)	The fund may loan securities representing up to one third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.

ADR –	American Depository Receipt

REIT –	Real Estate Investment Trust
The accompanying notes are an integral part of the financial statements.
86      First American Funds  2007 Annual Report

Statements of  Assets and Liabilities    October 31, 2007, all dollars and shares are rounded to thousands (000), except per share data

	Mid Cap
	Growth
	Opportunities	Mid Cap
	Fund	Value Fund

Investments in unaffiliated securities, at cost	$1,476,802	$891,394
Investment in affiliated money market fund, at cost	70,155	53,621
Affiliated investment purchased with proceeds from securities lending, at cost (note 2)	688,982	347,314

ASSETS:
Investments in unaffiliated securities, at value* (note 2)	$1,928,883	$1,056,033
Investment in affiliated money market fund, at value (note 2)	70,155	53,621
Affiliated investment purchased with proceeds from securities lending, at value (note 2)	688,982	347,314
Receivable for dividends and interest	565	648
Receivable for investment securities sold	3,786	5,897
Receivable for capital shares sold	1,428	990
Prepaid expenses and other assets	42	54

Total assets	2,693,841	1,464,557

LIABILITIES:
Payable for investment securities purchased	22,933	24,191
Payable upon return of securities loaned (note 2)	688,982	347,314
Payable for capital shares redeemed	1,596	1,272
Payable to affiliates (note 3)	1,598	895
Payable for distribution and shareholder servicing fees	140	96
Accrued expenses and other liabilities	22	16

Total liabilities	715,271	373,784

Net assets	$1,978,570	$1,090,773

COMPOSITION OF NET ASSETS:
Portfolio capital	$1,360,827	$857,047
Distributions in excess of net investment income	(10)	(7)
Accumulated net realized gain on investments	165,672	69,094
Net unrealized appreciation of investments	452,081	164,639

Net assets	$1,978,570	$1,090,773

* Including securities loaned, at value	$680,106	$340,172

Class A:
Net assets	$425,995	$254,342
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	9,148	9,138
Net asset value and redemption price per share	$46.57	$27.83
Maximum offering price per share[1]	$49.28	$29.45
Class B:
Net assets	$15,820	$8,360
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	375	316
Net asset value, offering price, and redemption price per share[2]	$42.21	$26.48
Class C:
Net assets	$28,891	$26,141
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	656	966
Net asset value, offering price, and redemption price per share[2]	$44.03	$27.05
Class R:
Net assets	$29,490	$29,752
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	640	1,073
Net asset value, offering price, and redemption price per share	$46.11	$27.72
Class Y:
Net assets	$1,478,374	$772,178
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	29,926	27,599
Net asset value, offering price, and redemption price per share	$49.40	$27.98

[1]	The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.50%.

[2]	Class B and C have a contingent deferred sales charge. For a description of this sales charge, see notes 1 and 3 in Notes to Financial Statements.
First American Funds  2007 Annual Report       87

Statements of  Operations    For the year ended October 31, 2007, all dollars are rounded to thousands (000)

	Mid Cap Growth	Mid Cap
	Opportunities Fund	Value Fund

INVESTMENT INCOME:
Dividends from unaffiliated securities	$8,307	$17,111
Dividends from affiliated money market fund	1,494	1,414
Less: Foreign taxes withheld	—	(18)
Securities lending income	1,732	577

Total investment income	11,533	19,084

EXPENSES (note 3):
Investment advisory fees	12,399	7,552
Administration fees	3,940	2,401
Transfer agent fees	419	296
Custodian fees	88	54
Professional fees	42	43
Registration fees	63	64
Postage and printing fees	75	44
Directors’ fees	18	21
Other expenses	21	21
Distribution and shareholder servicing fees – Class A	943	611
Distribution and shareholder servicing fees – Class B	154	87
Distribution and shareholder servicing fees – Class C	233	235
Distribution and shareholder servicing fees – Class R	112	144

Total expenses	18,507	11,573

Less: Fee waivers (note 3)	(27)	(26)
Less: Indirect payments from custodian (note 3)	(9)	(9)

Total net expenses	18,471	11,538

Investment income (loss) – net	(6,938)	7,546

REALIZED AND UNREALIZED GAINS ON INVESTMENTS – NET (note 5):
Net realized gain on investments	219,650	82,464
Net change in unrealized appreciation or depreciation of investments	162,820	24,636

Net gain on investments	382,470	107,100

Net increase in net assets resulting from operations	$375,532	$114,646

The accompanying notes are an integral part of the financial statements.
88      First American Funds  2007 Annual Report

Statements of  Changes in Net Assets    all dollars are rounded to thousands (000)

	Mid Cap Growth		Mid Cap
	Opportunities Fund		Value Fund

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	10/31/07	10/31/06	10/31/07	10/31/06

OPERATIONS:
Investment income (loss) – net	$(6,938)	$(1,535)	$7,546	$5,929
Net realized gain on investments	219,650	161,244	82,464	62,972
Net change in unrealized appreciation or depreciation of investments	162,820	34,383	24,636	56,622

Net increase in net assets resulting from operations	375,532	194,092	114,646	125,523

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income – net:
Class A	—	—	(1,522)	(693)
Class B	—	—	(14)	(14)
Class C	—	—	(40)	(21)
Class R	—	—	(111)	(33)
Class Y	—	—	(6,390)	(5,752)
Net realized gain on investments:
Class A	(30,495)	(31,106)	(12,946)	(3,267)
Class B	(1,525)	(1,639)	(528)	(485)
Class C	(1,884)	(1,741)	(1,175)	(427)
Class R	(1,645)	(1,068)	(1,102)	(81)
Class Y	(106,455)	(121,918)	(42,784)	(31,352)

Total distributions	(142,004)	(157,472)	(66,612)	(42,125)

CAPITAL SHARE TRANSACTIONS (note 4):
Class A:
Proceeds from sales	113,868	138,564	154,646	109,279
Reinvestment of distributions	29,160	30,411	14,057	3,794
Payments for redemptions	(87,910)	(166,778)	(81,184)	(23,533)

Increase in net assets from Class A transactions	55,118	2,197	87,519	89,540

Class B:
Proceeds from sales	1,912	2,403	1,235	1,757
Reinvestment of distributions	1,419	1,544	513	483
Payments for redemptions (note 3)	(4,702)	(2,973)	(2,298)	(3,785)

Increase (decrease) in net assets from Class B transactions	(1,371)	974	(550)	(1,545)

Class C:
Proceeds from sales	9,743	9,430	9,914	11,403
Reinvestment of distributions	1,764	1,697	1,083	424
Payments for redemptions (note 3)	(4,958)	(7,181)	(4,006)	(2,366)

Increase in net assets from Class C transactions	6,549	3,946	6,991	9,461

Class R:
Proceeds from sales	13,492	13,794	22,611	17,551
Reinvestment of distributions	1,645	1,068	1,204	108
Payments for redemptions	(6,431)	(2,657)	(13,287)	(1,395)

Increase in net assets from Class R transactions	8,706	12,205	10,528	16,264

Class Y:
Proceeds from sales	200,629	175,964	102,337	123,981
Reinvestment of distributions	78,118	98,347	34,548	27,701
Payments for redemptions	(221,866)	(300,042)	(127,700)	(91,763)

Increase (decrease) in net assets from Class Y transactions	56,881	(25,731)	9,185	59,919

Increase (decrease) in net assets from capital share transactions	125,883	(6,409)	113,673	173,639

Total increase in net assets	359,411	30,211	161,707	257,037
Net assets at beginning of year	1,619,159	1,588,948	929,066	672,029

Net assets at end of year	$1,978,570	$1,619,159	$1,090,773	$929,066

Distributions in excess of net investment income at end of year	$(10)	$—	$(7)	$—

First American Funds  2007 Annual Report       89

Financial Highlights    For a share outstanding throughout the indicated period.

			Realized and
	Net Asset		Unrealized	Distributions	Net Asset
	Value	Net	Gains	from Net	Value
	Beginning	Investment	(Losses) on	Realized	End of
	of Period	Loss	Investments	Gains	Period

Mid Cap Growth Opportunities Fund [1]
Class A
2007[2]	$41.43	$(0.24)	$9.19	$(3.81)	$46.57
2006[2]	40.77	(0.11)	5.04	(4.27)	41.43
2005[3]	41.55	(0.02)	(0.76)	—	40.77
2005[4]	38.19	(0.24)	9.65	(6.05)	41.55
2004[4]	33.68	(0.30)	5.88	(1.07)	38.19
2003[4]	26.45	(0.18)	7.41	—	33.68
Class B
2007[2]	$38.15	$(0.51)	$8.38	$(3.81)	$42.21
2006[2]	38.12	(0.38)	4.68	(4.27)	38.15
2005[3]	38.87	(0.05)	(0.70)	—	38.12
2005[4]	36.31	(0.51)	9.12	(6.05)	38.87
2004[4]	32.30	(0.55)	5.63	(1.07)	36.31
2003[4]	25.56	(0.39)	7.13	—	32.30
Class C
2007[2]	$39.65	$(0.53)	$8.72	$(3.81)	$44.03
2006[2]	39.46	(0.40)	4.86	(4.27)	39.65
2005[3]	40.23	(0.05)	(0.72)	—	39.46
2005[4]	37.40	(0.53)	9.41	(6.05)	40.23
2004[4]	33.24	(0.57)	5.80	(1.07)	37.40
2003[4]	26.29	(0.40)	7.35	—	33.24
Class R [5]
2007[2]	$41.15	$(0.34)	$9.11	$(3.81)	$46.11
2006[2]	40.61	(0.23)	5.04	(4.27)	41.15
2005[3]	41.40	(0.03)	(0.76)	—	40.61
2005[4]	38.15	(0.31)	9.61	(6.05)	41.40
2004[4]	33.66	(0.30)	5.86	(1.07)	38.15
2003[4]	26.43	(0.17)	7.40	—	33.66
Class Y
2007[2]	$43.62	$(0.14)	$9.73	$(3.81)	$49.40
2006[2]	42.61	(0.01)	5.29	(4.27)	43.62
2005[3]	43.42	(0.02)	(0.79)	—	42.61
2005[4]	39.58	(0.16)	10.05	(6.05)	43.42
2004[4]	34.78	(0.21)	6.08	(1.07)	39.58
2003[4]	27.25	(0.09)	7.62	—	34.78

[1]	Per share data calculated using average shares outstanding method.

[2]	For the period November 1 to October 31 in the year indicated.

[3]	For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund’s fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

[4]	For the period October 1 to September 30 in the year indicated.

[5]	Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

[6]	Total return does not include sales charges. Total return would have been lower had certain expenses not been waived.
The accompanying notes are an integral part of the financial statements.
90      First American Funds  2007 Annual Report

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses to	Loss
		Ratio of	Investment	Average	to Average
	Net Assets	Expenses to	Loss	Net Assets	Net Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return[6]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

23.36%	$425,995	1.21%	(0.56)%	1.21%	(0.56)%	96%
12.69	322,385	1.23	(0.26)	1.23	(0.26)	75
(1.88)	314,830	1.23	(0.72)	1.23	(0.72)	9
26.25	317,906	1.21	(0.62)	1.24	(0.65)	107
16.88	173,436	1.20	(0.79)	1.24	(0.83)	135
27.33	154,499	1.20	(0.58)	1.25	(0.63)	145

22.47%	$15,820	1.96%	(1.31)%	1.96%	(1.31)%	96%
11.83	15,605	1.98	(1.02)	1.98	(1.02)	75
(1.93)	14,586	1.98	(1.47)	1.98	(1.47)	9
25.29	14,922	1.96	(1.40)	1.99	(1.43)	107
16.03	10,974	1.95	(1.54)	1.99	(1.58)	135
26.37	9,055	1.95	(1.33)	2.00	(1.38)	145

22.42%	$28,891	1.96%	(1.31)%	1.96%	(1.31)%	96%
11.84	19,540	1.98	(1.02)	1.98	(1.02)	75
(1.91)	15,435	1.98	(1.47)	1.98	(1.47)	9
25.27	17,079	1.96	(1.40)	1.99	(1.43)	107
16.03	12,356	1.95	(1.54)	1.99	(1.58)	135
26.43	12,649	1.95	(1.33)	2.00	(1.38)	145

23.06%	$29,490	1.46%	(0.81)%	1.46%	(0.81)%	96%
12.41	17,853	1.48	(0.57)	1.61	(0.70)	75
(1.91)	5,502	1.48	(0.97)	1.63	(1.12)	9
25.95	5,501	1.46	(0.77)	1.64	(0.95)	107
16.83	1	1.20	(0.81)	1.24	(0.85)	135
27.36	10,284	1.20	(0.56)	1.25	(0.61)	145

23.68%	$1,478,374	0.96%	(0.31)%	0.96%	(0.31)%	96%
12.98	1,243,776	0.98	(0.02)	0.98	(0.02)	75
(1.86)	1,238,595	0.98	(0.47)	0.98	(0.47)	9
26.57	1,273,320	0.96	(0.40)	0.99	(0.43)	107
17.18	1,168,220	0.95	(0.54)	0.99	(0.58)	135
27.68	1,153,657	0.95	(0.30)	1.00	(0.35)	145

First American Funds  2007 Annual Report       91

Financial Highlights    For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized	Distributions	Distributions			Net Asset
	Value	Net	Gains	from Net	from Net	Distributions		Value
	Beginning	Investment	(Losses) on	Investment	Realized	from Return		End of
	of Period	Income (Loss)	Investments	Income	Gains	of Capital		Period

Mid Cap Value Fund[1]
Class A
2007[2]	$26.65	$0.14	$2.78	$(0.16)	$(1.58)	$—		$27.83
2006[2]	24.04	0.14	3.89	(0.16)	(1.26)	—		26.65
2005[3]	24.88	(0.01)	(0.83)	—	—	—		24.04
2005[4]	20.09	0.13	4.76	(0.10)	—	—		24.88
2004[4]	16.30	0.08	3.77	(0.06)	—	—	[6]	20.09
2003[4]	13.29	0.18	2.96	(0.12)	—	(0.01)		16.30
Class B
2007[2]	$25.50	$(0.05)	$2.65	$(0.04)	$(1.58)	$—		$26.48
2006[2]	23.12	(0.03)	3.71	(0.04)	(1.26)	—		25.50
2005[3]	23.94	(0.02)	(0.80)	—	—	—		23.12
2005[4]	19.39	(0.05)	4.60	—	—	—		23.94
2004[4]	15.81	(0.06)	3.65	(0.01)	—	—	[6]	19.39
2003[4]	12.92	0.07	2.87	(0.04)	—	(0.01)		15.81
Class C
2007[2]	$26.02	$(0.06)	$2.72	$(0.05)	$(1.58)	$—		$27.05
2006[2]	23.57	(0.04)	3.80	(0.05)	(1.26)	—		26.02
2005[3]	24.40	(0.02)	(0.81)	—	—	—		23.57
2005[4]	19.77	(0.03)	4.66	—	—	—		24.40
2004[4]	16.12	(0.06)	3.72	(0.01)	—	—	[6]	19.77
2003[4]	13.17	0.07	2.93	(0.04)	—	(0.01)		16.12
Class R5
2007[2]	$26.56	$0.06	$2.78	$(0.10)	$(1.58)	$—		$27.72
2006[2]	24.00	0.05	3.91	(0.14)	(1.26)	—		26.56
2005[3]	24.83	(0.01)	(0.82)	—	—	—		24.00
2005[4]	20.09	0.12	4.70	(0.08)	—	—		24.83
2004[4]	16.31	0.07	3.76	(0.05)	—	—	[6]	20.09
2003[4]	13.29	0.16	2.99	(0.12)	—	(0.01)		16.31
Class Y
2007[2]	$26.77	$0.22	$2.80	$(0.23)	$(1.58)	$—		$27.98
2006[2]	24.14	0.22	3.89	(0.22)	(1.26)	—		26.77
2005[3]	24.98	—	(0.84)	—	—	—		24.14
2005[4]	20.17	0.18	4.78	(0.15)	—	—		24.98
2004[4]	16.36	0.12	3.79	(0.10)	—	—	[6]	20.17
2003[4]	13.33	0.21	2.98	(0.15)	—	(0.01)		16.36

[1]	Per share data calculated using average shares outstanding method.

[2]	For the period November 1 to October 31 in the year indicated.

[3]	For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund’s fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

[4]	For the period October 1 to September 30 in the year indicated.

[5]	Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

[6]	Includes a tax return of capital less than $0.01.

[7]	Total return does not include sales charges. Total return would have been lower had certain expenses not been waived.
The accompanying notes are an integral part of the financial statements.
92      First American Funds  2007 Annual Report

					Ratio of Net
					Investment
				Ratio of	Income (Loss)
			Ratio of Net	Expenses to	to Average
		Ratio of	Investment	Average	Net
	Net Assets	Expenses to	Income (Loss)	Net Assets	Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return[7]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

11.47%	$254,342	1.22%	0.58%	1.22%	0.58%	95%
17.36	156,576	1.24	0.50	1.24	0.50	70
(3.38)	56,125	1.23	(0.48)	1.23	(0.48)	10
24.38	54,360	1.21	0.59	1.25	0.55	101
23.65	28,561	1.20	0.41	1.25	0.36	83
23.71	16,598	1.20	1.21	1.25	1.16	102

10.67%	$8,360	1.97%	(0.13)%	1.97%	(0.13)%	95%
16.45	8,590	1.99	(0.17)	1.99	(0.17)	70
(3.43)	9,252	1.98	(1.25)	1.98	(1.25)	10
23.47	10,157	1.96	(0.21)	2.00	(0.25)	101
22.69	9,928	1.95	(0.35)	2.00	(0.40)	83
22.84	10,154	1.95	0.50	2.00	0.45	102

10.66%	$26,141	1.97%	(0.18)%	1.97%	(0.18)%	95%
16.47	18,162	1.99	(0.24)	1.99	(0.24)	70
(3.40)	7,439	1.98	(1.24)	1.98	(1.24)	10
23.43	7,426	1.96	(0.15)	2.00	(0.19)	101
22.69	3,342	1.95	(0.33)	2.00	(0.38)	83
22.84	2,916	1.95	0.51	2.00	0.46	102

11.18%	$29,752	1.47%	0.29%	1.47%	0.29%	95%
17.06	17,724	1.49	0.15	1.61	0.03	70
(3.34)	785	1.47	(0.69)	1.62	(0.84)	10
24.04	380	1.46	0.52	1.65	0.33	101
23.51	1	1.20	0.37	1.25	0.32	83
23.80	966	1.20	1.07	1.25	1.02	102

11.79%	$772,178	0.97%	0.86%	0.97%	0.86%	95%
17.63	728,014	0.99	0.81	0.99	0.81	70
(3.36)	598,428	0.98	(0.24)	0.98	(0.24)	10
24.68	621,172	0.96	0.80	1.00	0.76	101
23.95	433,879	0.95	0.66	1.00	0.61	83
24.06	332,243	0.95	1.45	1.00	1.40	102

First American Funds  2007 Annual Report       93

Schedule of  Investments    October 31, 2007, all dollars are rounded to thousands (000)

Large Cap Growth Opportunities Fund
DESCRIPTION	SHARES	VALUE

Common Stocks – 98.9%
Consumer Discretionary – 12.0%
Coach (a)	127,128	$4,648
Garmin (b)	47,137	5,062
Marriott International, Class A (b)	237,954	9,782
McDonald’s	189,332	11,303
McGraw-Hill (b)	197,077	9,862
Nike, Class B (b)	105,902	7,017
Nordstrom (b)	191,764	7,563
Omnicom Group (b)	288,404	14,703
Polo Ralph Lauren (b)	104,194	7,169
Target	339,620	20,839
Tiffany & Company	112,908	6,117

		104,065

Consumer Staples – 5.2%
CVS	404,274	16,887
PepsiCo	215,303	15,872
Procter & Gamble	174,207	12,111

		44,870

Energy – 7.8%
Cameron International (a) (b)	65,855	6,412
Exxon Mobil	164,329	15,117
Schlumberger (b)	142,287	13,741
Transocean (a) (b)	79,056	9,437
Weatherford International (a)	172,121	11,172
XTO Energy	180,785	12,000

		67,879

Financials – 10.0%
American Express	206,945	12,613
BlackRock (b)	37,961	7,856
Charles Schwab	606,548	14,096
Goldman Sachs Group (b)	93,280	23,126
Morgan Stanley (b)	195,661	13,160
State Street	125,716	10,029
Wells Fargo	170,175	5,788

		86,668

Healthcare – 12.0%
Abbott Laboratories	284,102	15,518
Alcon (b)	45,679	6,953
Baxter International	174,691	10,483
Celgene (a) (b)	54,146	3,574
Coventry Health Care (a)	116,089	7,001
Gilead Sciences (a)	167,753	7,749
Intuitive Surgical (a) (b)	24,087	7,873
McKesson	152,132	10,056
Schering-Plough (b)	403,752	12,322
Thermo Fisher Scientific (a) (b)	214,951	12,641
WellPoint (a)	124,848	9,892

		104,062
Industrials – 11.5%
Boeing	88,366	8,712
C.H. Robinson Worldwide	168,523	8,413
Cooper Industries, Class A (b)	192,594	10,090
Cummins	31,563	3,786
Danaher (b)	111,211	9,527
Dun & Bradstreet	76,926	7,450
McDermott International (a)	96,570	5,897
Precision Castparts	59,333	8,889
Republic Services (b)	236,660	8,091
Rockwell Collins	167,512	12,532
United Technologies	214,412	16,422

		99,809

Information Technology (c) – 34.6%
Accenture, Class A (b)	208,303	8,134
Amphenol, Class A (b)	244,412	10,820
Apple (a)	124,120	23,577
Autodesk (a)	150,892	7,379
Cisco Systems (a) (b)	962,669	31,826
Cognizant Technology Solutions, Class A (a)	187,338	7,767
Corning (a) (b)	472,978	11,479
DST Systems (a) (b)	50,186	4,251
Google, Class A (a)	23,959	16,939
Hewlett-Packard	396,695	20,501
IBM	159,125	18,478
Intel	887,794	23,882
Lam Research (a) (b)	106,146	5,328
MasterCard, Class A (b)	48,453	9,184
Microsoft	1,154,030	42,480
NVIDIA (a) (b)	262,033	9,271
Oracle (a)	913,311	20,248
QUALCOMM	283,606	12,118
Research In Motion (a) (b)	82,589	10,283
Teradata (a) (b)	225,305	6,428

		300,373

Materials – 2.8%
Ecolab (b)	256,768	12,112
Monsanto (b)	125,203	12,223

		24,335

Telecommunication Services – 3.0%
America Movil, Series L, ADR (b)	122,676	8,022
American Tower, Class A (a)	238,631	10,542
NII Holdings, Class B (a) (b)	128,340	7,444

		26,008

Total Common Stocks
(Cost $664,842)		858,069

Short-Term Investment – 1.3%
First American Prime Obligations Fund, Class Z (d)
(Cost $11,125)	11,124,711	11,125

Investment Purchased with Proceeds from Securities Lending – 20.7%
Mount Vernon Securities Lending Prime Portfolio (e)
(Cost $179,511)	179,510,666	179,511

Total Investments – 120.9%
(Cost $855,478)		1,048,705

Other Assets and Liabilities, Net – (20.9)%		(181,299)

Total Net Assets – 100.0%		$867,406

(a)	Non-income producing security.

(b)	This security or a portion of this security is out on loan at October 31, 2007. Total loaned securities had a market value of $177,018 at October 31, 2007. See note 2 in Notes to Financial Statements.

(c)	The fund is significantly invested in this sector and therefore is subject to additional risks. See note 7 in Notes to Financial Statements.

(d)	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor to this fund. See note 3 in Notes to Financial Statements.
The accompanying notes are an integral part of the financial statements.
94      First American Funds  2007 Annual Report

Large Cap Growth Opportunities Fund (concluded)

(e)	The fund may loan securities representing up to one third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.

ADR –	American Depository Receipt
First American Funds  2007 Annual Report       95

Schedule of  Investments    October 31, 2007, all dollars are rounded to thousands (000)

Large Cap Select Fund
DESCRIPTION	SHARES	VALUE

Common Stocks – 98.3%
Consumer Discretionary – 7.6%
Comcast, Class A (a)	274,906	$5,787
DIRECTV Group (a)	249,722	6,613
Kohl’s (a) (b)	109,888	6,040
Nike, Class B (b)	92,548	6,132
Omnicom Group (b)	200,183	10,205

		34,777

Consumer Staples – 4.5%
Altria Group	161,705	11,793
PepsiCo	116,973	8,623

		20,416

Energy – 13.6%
Apache	92,611	9,614
Cameron International (a) (b)	35,636	3,470
Exxon Mobil	149,460	13,749
Marathon Oil (b)	98,211	5,807
National-Oilwell Varco (a) (b)	46,006	3,369
Occidental Petroleum	147,431	10,180
Southwestern Energy (a) (b)	122,715	6,348
Weatherford International (a)	61,104	3,966
Williams	160,620	5,861

		62,364

Financials – 23.4%
Affiliated Managers Group (a) (b)	74,165	9,756
AllianceBernstein Holding	95,995	8,201
Ambac Financial Group (b)	69,652	2,565
American International Group	238,835	15,075
Bank of America	197,355	9,528
Citigroup (b)	301,095	12,616
Goldman Sachs Group (b)	44,341	10,993
Lehman Brothers Holdings	74,086	4,693
Morgan Stanley (b)	210,348	14,148
PMI Group (b)	259,168	4,155
Wachovia	343,752	15,720

		107,450

Healthcare – 11.7%
Abbott Laboratories	129,791	7,089
Baxter International	101,870	6,113
Bristol-Myers Squibb	206,695	6,199
Coventry Health Care (a)	83,056	5,009
Medtronic	138,734	6,582
Merck	155,857	9,080
UnitedHealth Group	141,308	6,945
Wyeth Pharmaceuticals (b)	138,522	6,737

		53,754

Industrials – 3.7%
American Standard (b)	123,859	4,616
L-3 Communications Holdings	46,553	5,104
SPX	49,525	5,017
US Airways Group (a) (b)	77,237	2,137

		16,874
Information Technology – 24.0%
Apple (a)	27,652	5,252
Cisco Systems (a) (b)	546,995	18,084
Corning (a) (b)	179,671	4,360
F5 Networks (a) (b)	60,282	2,172
Hewlett-Packard	286,683	14,816
Intel (b)	393,864	10,595
Lam Research (a) (b)	85,936	4,314
MEMC Electronic Materials (a)	83,430	6,109
Microsoft	483,284	17,790
Oracle (a)	421,151	9,337
QUALCOMM	174,608	7,461
Research In Motion (a) (b)	34,686	4,319
Teradata (a)	183,685	5,240

		109,849

Materials – 5.3%
Cleveland-Cliffs (b)	52,681	5,039
Freeport-McMoRan Copper & Gold (b)	45,599	5,366
Owens-Illinois (a) (b)	317,261	14,093

		24,498

Telecommunication Services – 4.5%
American Tower, Class A (a)	244,217	10,790
Verizon Communications	212,337	9,782

		20,572

Total Common Stocks
(Cost $400,002)		450,554

Investment Company – 1.2%
iShares Nasdaq Biotechnology Index Fund (a) (b)
(Cost $4,838)	61,670	5,341

Short-Term Investment – 0.6%
First American Prime Obligations Fund, Class Z (c)
(Cost $2,503)	2,502,669	2,503

Investment Purchased with Proceeds from Securities Lending – 22.0%
Mount Vernon Securities Lending Prime Portfolio (d)
(Cost $100,928)	100,928,334	100,928

Total Investments – 122.1%
(Cost $508,271)		559,326

Other Assets and Liabilities, Net – (22.1)%		(101,101)

Total Net Assets – 100.0%		$458,225

(a)	Non-income producing security.

(b)	This security or a portion of this security is out on loan at October 31, 2007. Total loaned securities had a market value of $98,870 at October 31, 2007. See note 2 in Notes to Financial Statements.

(c)	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor to this fund. See note 3 in Notes to Financial Statements.

(d)	The fund may loan securities representing up to one third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.
The accompanying notes are an integral part of the financial statements.
96      First American Funds  2007 Annual Report

Schedule of  Investments    October 31, 2007, all dollars are rounded to thousands (000)

Large Cap Value Fund
DESCRIPTION	SHARES	VALUE

Common Stocks – 99.3%
Consumer Discretionary – 6.4%
Ford Motor (a)	1,036,298	$9,192
Gap (a)	673,522	12,730
J.C. Penney (a)	124,626	7,009
Omnicom Group	176,798	9,013
Time Warner	315,998	5,770
Yum! Brands	275,764	11,105

		54,819

Consumer Staples – 6.0%
Altria Group	148,931	10,861
Archer-Daniels-Midland	260,469	9,320
Kraft Foods, Class A	142,025	4,745
Procter & Gamble	203,159	14,124
SUPERVALU	221,537	8,584
Tyson Foods, Class A	192,774	3,046

		50,680

Energy – 15.9%
Chesapeake Energy (a)	178,138	7,033
Chevron	146,139	13,373
Devon Energy	178,328	16,656
Exxon Mobil	449,599	41,359
GlobalSantaFe	168,991	13,693
Marathon Oil (a)	332,251	19,646
Occidental Petroleum	347,161	23,971

		135,731

Financials (b) – 25.3%
ACE	271,120	16,433
AllianceBernstein Holding	102,054	8,718
Ambac Financial Group (a)	63,525	2,340
American International Group	292,503	18,463
Bank of America	467,504	22,571
Citigroup (a)	373,375	15,644
Fannie Mae (a)	107,507	6,132
Freddie Mac	47,141	2,462
Goldman Sachs Group	59,293	14,700
JPMorgan Chase	643,417	30,241
Lehman Brothers Holdings (a)	136,945	8,674
Marshall & Ilsley (a)	176,572	7,540
Morgan Stanley (a)	219,858	14,788
Northern Trust	131,111	9,861
Wachovia	389,405	17,807
Wells Fargo (a)	574,307	19,532

		215,906

Healthcare – 8.1%
Coventry Health Care (c)	70,005	4,222
Humana (a) (c)	63,330	4,747
Johnson & Johnson	197,038	12,841
Merck	265,439	15,464
Pfizer	881,963	21,705
Wyeth Pharmaceuticals	213,424	10,379

		69,358
Industrials – 9.3%
Caterpillar (a)	55,948	4,174
Eaton	136,717	12,657
General Electric	523,832	21,561
Norfolk Southern (a)	161,862	8,360
United Technologies	259,464	19,873
Waste Management (a)	341,993	12,445

		79,070

Information Technology – 8.8%
Avnet (c)	218,350	9,110
Dell (c)	387,200	11,848
Hewlett-Packard	275,250	14,225
Intel	529,326	14,239
Intuit (a) (c)	374,410	12,045
Microsoft	358,848	13,209

		74,676

Materials – 8.1%
Freeport-McMoRan Copper & Gold (a)	97,094	11,426
Owens-Illinois (a) (c)	607,174	26,971
Rohm & Haas (a)	303,761	15,759
Smurfit-Stone Container (a) (c)	1,203,976	14,580

		68,736

Telecommunication Services – 6.1%
AT&T	794,104	33,186
Verizon Communications	401,848	18,513

		51,699

Utilities – 5.3%
Edison International	207,207	12,049
Exelon	121,115	10,026
FirstEnergy (a)	163,293	11,381
PG&E (a)	241,935	11,838

		45,294

Total Common Stocks
(Cost $698,154)		845,969

Short-Term Investment – 1.6%
First American Prime Obligations Fund, Class Z (d)
(Cost $13,772)	13,772,086	13,772

Investment Purchased with Proceeds from Securities Lending – 16.9%
Mount Vernon Securities Lending Prime Portfolio (e)
(Cost $144,199)	144,199,238	144,199

Total Investments – 117.8%
(Cost $856,125)		1,003,940

Other Assets and Liabilities, Net – (17.8)%		(151,457)

Total Net Assets – 100.0%		$852,483

(a)	This security or a portion of this security is out on loan at October 31, 2007. Total loaned securities had a market value of $141,242 at October 31, 2007. See note 2 in Notes to Financial Statements.

(b)	The fund is significantly invested in this sector and therefore is subject to additional risks. See note 7 in Notes to Financial Statements.

(c)	Non-income producing security.

(d)	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor to this fund. See note 3 in Notes to Financial Statements.

(e)	The fund may loan securities representing up to one third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.
First American Funds  2007 Annual Report       97

Statements of Assets and Liabilities    October 31, 2007, all dollars and shares are rounded to thousands (000), except per share data

	Large Cap Growth	Large Cap	Large Cap
	Opportunities Fund	Select Fund	Value Fund

Investments in unaffiliated securities, at cost	$664,842	$404,840	$698,154
Investment in affiliated money market fund, at cost	11,125	2,503	13,772
Affiliated investment purchased with proceeds from securities lending, at cost (note 2)	179,511	100,928	144,199

ASSETS:
Investments in unaffiliated securities, at value* (note 2)	$858,069	$455,895	$845,969
Investment in affiliated money market fund, at value (note 2)	11,125	2,503	13,772
Affiliated investment purchased with proceeds from securities lending, at value (note 2)	179,511	100,928	144,199
Receivable for dividends and interest	482	309	975
Receivable for investment securities sold	—	—	2,304
Receivable for capital shares sold	824	195	63
Prepaid expenses and other assets	29	29	39

Total assets	1,050,040	559,859	1,007,321

LIABILITIES:
Payable for investment securities purchased	2,056	—	8,915
Payable upon return of securities loaned (note 2)	179,511	100,928	144,199
Payable for capital shares redeemed	338	336	1,008
Payable to affiliates (note 3)	675	357	666
Payable for distribution and shareholder servicing fees	38	2	35
Accrued expenses and other liabilities	16	11	15

Total liabilities	182,634	101,634	154,838

Net assets	$867,406	$458,225	$852,483

COMPOSITION OF NET ASSETS:
Portfolio capital	$651,097	$351,845	$603,580
Undistributed (distributions in excess of) net investment income	455	66	(8)
Accumulated net realized gain on investments	22,627	55,259	101,096
Net unrealized appreciation of investments	193,227	51,055	147,815

Net assets	$867,406	$458,225	$852,483

* Including securities loaned, at value	$177,018	$98,870	$141,242

Class A:
Net assets	$96,514	$7,998	$113,223
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	2,661	469	5,009
Net asset value and redemption price per share	$36.27	$17.05	$22.61
Maximum offering price per share[1]	$38.38	$18.04	$23.93
Class B:
Net assets	$11,955	$664	$7,973
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	351	40	364
Net asset value, offering price, and redemption price per share[2]	$34.08	$16.69	$21.92
Class C:
Net assets	$8,506	$325	$4,587
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	245	19	206
Net asset value, offering price, and redemption price per share[2]	$34.77	$16.69	$22.21
Class R:
Net assets	$566	$37	$188
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	16	2	8
Net asset value, offering price, and redemption price per share	$35.97	$16.97	$22.57
Class Y:
Net assets	$749,865	$449,201	$726,512
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	20,038	26,270	32,017
Net asset value, offering price, and redemption price per share	$37.42	$17.10	$22.69

[1]	The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.50%.

[2]	Class B and C have a contingent deferred sales charge. For a description of this sales charge, see notes 1 and 3 in Notes to Financial Statements.
The accompanying notes are an integral part of the financial statements.
98      First American Funds  2007 Annual Report

Statements of  Operations    For the year ended October 31, 2007, all dollars are rounded to thousands (000)

	Large Cap Growth	Large Cap	Large Cap
	Opportunities Fund	Select Fund	Value Fund

INVESTMENT INCOME:
Dividends from unaffiliated securities	$7,972	$6,314	$19,421
Dividends from affiliated money market fund	498	166	583
Less: Foreign taxes withheld	(52)	(28)	(27)
Securities lending income	320	162	211

Total investment income	8,738	6,614	20,188

EXPENSES (note 3):
Investment advisory fees	5,447	3,100	5,893
Administration fees	1,866	1,063	2,019
Transfer agent fees	316	121	252
Custodian fees	64	32	48
Professional fees	42	42	42
Registration fees	54	54	50
Postage and printing fees	36	22	41
Directors’ fees	20	22	21
Other expenses	20	21	21
Distribution and shareholder servicing fees – Class A	227	19	291
Distribution and shareholder servicing fees – Class B	124	7	89
Distribution and shareholder servicing fees – Class C	78	3	48
Distribution and shareholder servicing fees – Class R	3	—	1

Total expenses	8,297	4,506	8,816

Less: Fee waivers (note 3)	(9)	(3)	(11)
Less: Indirect payments from custodian (note 3)	(4)	(1)	(4)

Total net expenses	8,284	4,502	8,801

Investment income – net	454	2,112	11,387

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS – NET (note 5):
Net realized gain on investments	96,005	64,920	119,358
Net change in unrealized appreciation or depreciation of investments	85,008	(1,889)	(27,940)

Net gain on investments	181,013	63,031	91,418

Net increase in net assets resulting from operations	$181,467	$65,143	$102,805

First American Funds  2007 Annual Report       99

Statements of  Changes in Net Assets    all dollars are rounded to thousands (000)

	Large Cap Growth		Large Cap		Large Cap
	Opportunities Fund		Select Fund		Value Fund

	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	10/31/07	10/31/06	10/31/07	10/31/06	10/31/07	10/31/06

OPERATIONS:
Investment income – net	$454	$1,286	$2,112	$2,823	$11,387	$11,200
Net realized gain on investments	96,005	49,878	64,920	8,397	119,358	79,006
Net change in unrealized appreciation or depreciation of investments	85,008	5,492	(1,889)	34,939	(27,940)	61,680

Net increase in net assets resulting from operations	181,467	56,656	65,143	46,159	102,805	151,886

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income – net:
Class A	—	—	(17)	(29)	(1,259)	(1,231)
Class B	—	—	—	—	(52)	(77)
Class C	—	—	—	—	(28)	(32)
Class R	—	—	—	—	(1)	—
Class Y	(1,284)	—	(2,107)	(2,872)	(10,065)	(9,972)
Net realized gain on investments:
Class A	(1,037)	—	(116)	(250)	(8,885)	(3,787)
Class B	(159)	—	(11)	(26)	(738)	(419)
Class C	(93)	—	(4)	(8)	(404)	(170)
Class R	(7)	—	(2)	(1)	(13)	—
Class Y	(8,372)	—	(7,569)	(14,936)	(62,201)	(23,452)

Total distributions	(10,952)	—	(9,826)	(18,122)	(83,646)	(39,140)

CAPITAL SHARE TRANSACTIONS (note 4):
Class A:
Proceeds from sales	13,170	13,213	1,953	4,957	8,622	10,688
Reinvestment of distributions	986	—	113	143	9,390	4,696
Payments for redemptions	(26,532)	(33,886)	(2,094)	(4,049)	(22,821)	(32,648)

Increase (decrease) in net assets from Class A transactions	(12,376)	(20,673)	(28)	1,051	(4,809)	(17,264)

Class B:
Proceeds from sales	827	736	70	193	432	627
Reinvestment of distributions	156	—	10	23	768	486
Payments for redemptions (note 3)	(5,385)	(7,250)	(133)	(180)	(3,166)	(6,446)

Increase (decrease) in net assets from Class B transactions	(4,402)	(6,514)	(53)	36	(1,966)	(5,333)

Class C:
Proceeds from sales	1,235	538	80	73	817	540
Reinvestment of distributions	90	—	4	8	387	198
Payments for redemptions (note 3)	(2,802)	(3,347)	(40)	(28)	(1,866)	(1,582)

Increase (decrease) in net assets from Class C transactions	(1,477)	(2,809)	44	53	(662)	(844)

Class R:
Proceeds from sales	104	261	21	133	45	146
Reinvestment of distributions	7	—	2	1	14	1
Payments for redemptions	(221)	(14)	(111)	(30)	(39)	(2)

Increase (decrease) in net assets from Class R transactions	(110)	247	(88)	104	20	145

Class Y:
Proceeds from sales	88,407	132,441	51,891	173,185	52,221	95,353
Reinvestment of distributions	4,913	—	3,629	7,404	45,777	21,057
Payments for redemptions	(285,174)	(237,022)	(136,802)	(73,053)	(213,481)	(127,822)

Increase (decrease) in net assets from Class Y transactions	(191,854)	(104,581)	(81,282)	107,536	(115,483)	(11,412)

Increase (decrease) in net assets from capital share transactions	(210,219)	(134,330)	(81,407)	108,780	(122,900)	(34,708)

Total increase (decrease) in net assets	(39,704)	(77,674)	(26,090)	136,817	(103,741)	78,038
Net assets at beginning of year	907,110	984,784	484,315	347,498	956,224	878,186

Net assets at end of year	$867,406	$907,110	$458,225	$484,315	$852,483	$956,224

Undistributed (distributions in excess of) net investment income at end of year	$455	$1,285	$66	$78	$(8)	$—

The accompanying notes are an integral part of the financial statements.
100      First American Funds  2007 Annual Report

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Financial Highlights    For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized	Distributions	Distributions			Net Asset
	Value	Net	Gains	from Net	from Net	Distributions		Value
	Beginning	Investment	(Losses) on	Investment	Realized	from Return		End of
	of Period	Income (Loss)	Investments	Income	Gains	of Capital		Period

Large Cap Growth Opportunities Fund[1]
Class A
2007[2]	$29.58	$(0.05)	$7.08	$—	$(0.34)	$—		$36.27
2006[2]	27.86	(0.02)	1.74	—	—	—		29.58
2005[3]	28.02	(0.01)	(0.15)	—	—	—		27.86
2005[4]	25.00	(0.01)	3.08	(0.04)	—	(0.01)		28.02
2004[4]	22.84	(0.03)	2.20	(0.01)	—	—	[6]	25.00
2003[4]	19.16	—	3.73	(0.05)	—	—		22.84
Class B
2007[2]	$28.01	$(0.27)	$6.68	$—	$(0.34)	$—		$34.08
2006[2]	26.58	(0.22)	1.65	—	—	—		28.01
2005[3]	26.75	(0.03)	(0.14)	—	—	—		26.58
2005[4]	24.02	(0.20)	2.96	(0.02)	—	(0.01)		26.75
2004[4]	22.10	(0.21)	2.13	—	—	—	[6]	24.02
2003[4]	18.64	(0.18)	3.64	—	—	—		22.10
Class C
2007[2]	$28.58	$(0.28)	$6.81	$—	$(0.34)	$—		$34.77
2006[2]	27.12	(0.23)	1.69	—	—	—		28.58
2005[3]	27.29	(0.03)	(0.14)	—	—	—		27.12
2005[4]	24.51	(0.20)	3.00	(0.01)	—	(0.01)		27.29
2004[4]	22.55	(0.21)	2.17	—	—	—	[6]	24.51
2003[4]	19.03	(0.18)	3.72	(0.02)	—	—		22.55
Class R5
2007[2]	$29.41	$(0.12)	$7.02	$—	$(0.34)	$—		$35.97
2006[2]	27.78	(0.09)	1.72	—	—	—		29.41
2005[3]	27.94	(0.02)	(0.14)	—	—	—		27.78
2005[4]	24.98	(0.16)	3.17	(0.05)	—	—	[6]	27.94
2004[4]	22.85	(0.02)	2.16	(0.01)	—	—	[6]	24.98
2003[4]	19.17	—	3.73	(0.05)	—	—		22.85
Class Y
2007[2]	$30.48	$0.03	$7.30	$(0.05)	$(0.34)	$—		$37.42
2006[2]	28.64	0.05	1.79	—	—	—		30.48
2005[3]	28.79	(0.01)	(0.14)	—	—	—		28.64
2005[4]	25.63	0.07	3.15	(0.04)	—	(0.02)		28.79
2004[4]	23.38	0.03	2.25	(0.02)	—	(0.01)		25.63
2003[4]	19.59	0.07	3.80	(0.08)	—	—		23.38

[1]	Per share data calculated using average shares outstanding method.

[2]	For the period November 1 to October 31 in the year indicated.

[3]	For the period October 1, 2005 to October 31, 2005. Effective in 2005, the fund’s fiscal year-end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

[4]	For the period October 1 to September 30 in the year indicated.

[5]	Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

[6]	Includes a tax return of capital of less than $0.01.

[7]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.
The accompanying notes are an integral part of the financial statements.
102      First American Funds  2007 Annual Report

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses to	Income (Loss)
		Ratio of	Investment	Average	to Average
	Net Assets	Expenses to	Income (Loss)	Net Assets	Net Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return[7]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

24.01%	$96,514	1.19%	(0.15)%	1.19%	(0.15)%	102%
6.17	90,285	1.19	(0.07)	1.19	(0.07)	94
(0.57)	104,960	1.21	(0.47)	1.21	(0.47)	6
12.30	107,079	1.17	(0.03)	1.20	(0.06)	103
9.52	112,379	1.15	(0.13)	1.19	(0.17)	113
19.50	93,331	1.15	(0.02)	1.19	(0.06)	83

23.13%	$11,955	1.94%	(0.90)%	1.94%	(0.90)%	102%
5.38	13,990	1.94	(0.82)	1.94	(0.82)	94
(0.64)	19,601	1.96	(1.22)	1.96	(1.22)	6
11.47	20,239	1.92	(0.77)	1.95	(0.80)	103
8.69	25,633	1.90	(0.87)	1.94	(0.91)	113
18.58	37,853	1.90	(0.84)	1.94	(0.88)	83

23.09%	$8,506	1.94%	(0.90)%	1.94%	(0.90)%	102%
5.38	8,424	1.94	(0.82)	1.94	(0.82)	94
(0.62)	10,739	1.96	(1.22)	1.96	(1.22)	6
11.44	11,147	1.92	(0.78)	1.95	(0.81)	103
8.69	12,811	1.90	(0.87)	1.94	(0.91)	113
18.60	15,365	1.90	(0.81)	1.94	(0.85)	83

23.70%	$566	1.44%	(0.39)%	1.44%	(0.39)%	102%
5.87	558	1.44	(0.32)	1.57	(0.45)	94
(0.57)	290	1.46	(0.72)	1.61	(0.87)	6
12.04	290	1.42	(0.57)	1.60	(0.75)	103
9.38	1	1.15	(0.08)	1.19	(0.12)	113
19.51	15,890	1.15	(0.01)	1.19	(0.05)	83

24.32%	$749,865	0.94%	0.11%	0.94%	0.11%	102%
6.42	793,853	0.94	0.18	0.94	0.18	94
(0.52)	849,194	0.96	(0.22)	0.96	(0.22)	6
12.58	849,382	0.92	0.26	0.95	0.23	103
9.76	1,188,261	0.90	0.13	0.94	0.09	113
19.78	1,072,174	0.90	0.31	0.94	0.27	83

First American Funds  2007 Annual Report       103

Financial Highlights    For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized	Distributions	Distributions	Net Asset
	Value	Net	Gains	from Net	from Net	Value
	Beginning	Investment	(Losses) on	Investment	Realized	End of
	of Period	Income (Loss)	Investments	Income	Gains	Period

Large Cap Select Fund[1]
Class A
2007[2]	$15.18	$0.03	$2.12	$(0.03)	$(0.25)	$17.05
2006[2]	14.30	0.06	1.48	(0.06)	(0.60)	15.18
2005[3]	14.47	—	(0.17)	—	—	14.30
2005[4]	12.52	0.06	2.15	(0.06)	(0.20)	14.47
2004[4]	11.45	0.04	1.19	(0.05)	(0.11)	12.52
2003[5]	10.00	0.03	1.46	(0.04)	—	11.45
Class B
2007[2]	$14.94	$(0.09)	$2.09	$—	$(0.25)	16.69
2006[2]	14.12	(0.05)	1.48	(0.01)	(0.60)	14.94
2005[3]	14.30	(0.01)	(0.17)	—	—	14.12
2005[4]	12.41	(0.05)	2.15	(0.01)	(0.20)	14.30
2004[4]	11.41	(0.06)	1.18	(0.01)	(0.11)	12.41
2003[5]	10.00	(0.03)	1.45	(0.01)	—	11.41
Class C
2007[2]	$14.95	$(0.09)	$2.08	$—	$(0.25)	$16.69
2006[2]	14.13	(0.05)	1.48	(0.01)	(0.60)	14.95
2005[3]	14.31	(0.01)	(0.17)	—	—	14.13
2005[4]	12.43	(0.05)	2.14	(0.01)	(0.20)	14.31
2004[4]	11.42	(0.06)	1.19	(0.01)	(0.11)	12.43
2003[5]	10.00	(0.02)	1.45	(0.01)	—	11.42
Class R6
2007[2]	$15.12	$—	$2.11	$(0.01)	$(0.25)	$16.97
2006[2]	14.26	0.01	1.49	(0.04)	(0.60)	15.12
2005[3]	14.43	(0.01)	(0.16)	—	—	14.26
2005[4]	12.49	0.02	2.15	(0.03)	(0.20)	14.43
2004[4]	11.44	0.02	1.18	(0.04)	(0.11)	12.49
2003[5]	10.00	0.03	1.44	(0.03)	—	11.44
Class Y
2007[2]	$15.22	$0.07	$2.13	$(0.07)	$(0.25)	$17.10
2006[2]	14.33	0.10	1.49	(0.10)	(0.60)	15.22
2005[3]	14.49	—	(0.16)	—	—	14.33
2005[4]	12.53	0.09	2.16	(0.09)	(0.20)	14.49
2004[4]	11.45	0.07	1.19	(0.07)	(0.11)	12.53
2003[5]	10.00	0.05	1.45	(0.05)	—	11.45

[1]	Per share data calculated using average shares outstanding method.

[2]	For the period November 1 to October 31 in the year indicated

[3]	For the period October 1, 2005 to October 31, 2005. Effective in 2005, the fund’s fiscal year-end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

[4]	For the period October 1 to September 30 in the year indicated.

[5]	Commenced operations on January 31, 2003. All ratios for the period ended September 30, 2003 have been annualized, except total return and portfolio turnover.

[6]	Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

[7]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.
The accompanying notes are an integral part of the financial statements.
104      First American Funds  2007 Annual Report

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses to	Income (Loss)
		Ratio of	Investment	Average	to Average
	Net Assets	Expenses to	Income (Loss)	Net Assets	Net Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return [7]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

14.36%	$7,998	1.19%	0.20%	1.19%	0.20%	138%
11.07	7,152	1.20	0.41	1.20	0.41	112
(1.17)	5,682	1.19	(0.20)	1.19	(0.20)	8
17.83	5,299	1.17	0.41	1.22	0.36	176
10.82	714	1.15	0.30	1.21	0.24	67
14.91	215	1.15	0.42	1.24	0.33	65

13.52%	$664	1.94%	(0.55)%	1.94%	(0.55)%	138%
10.32	643	1.95	(0.34)	1.95	(0.34)	112
(1.26)	573	1.94	(0.95)	1.94	(0.95)	8
17.02	567	1.92	(0.36)	1.97	(0.41)	176
9.89	270	1.90	(0.44)	1.96	(0.50)	67
14.18	113	1.90	(0.35)	1.99	(0.44)	65

13.45%	$325	1.94%	(0.57)%	1.94%	(0.57)%	138%
10.36	248	1.95	(0.35)	1.95	(0.35)	112
(1.26)	180	1.94	(0.95)	1.94	(0.95)	8
16.91	182	1.92	(0.35)	1.97	(0.40)	176
9.98	59	1.90	(0.45)	1.96	(0.51)	67
14.27	26	1.90	(0.32)	1.99	(0.41)	65

14.09%	$37	1.44%	0.02%	1.44%	0.02%	138%
10.79	118	1.45	0.08	1.57	(0.04)	112
(1.18)	2	1.44	(0.45)	1.59	(0.60)	8
17.54	2	1.42	0.14	1.62	(0.06)	176
10.60	1	1.32	0.18	1.38	0.12	67
14.76	1	1.15	0.39	1.24	0.30	65

14.65%	$449,201	0.94%	0.45%	0.94%	0.45%	138%
11.37	476,154	0.95	0.66	0.95	0.66	112
(1.10)	341,061	0.94	0.05	0.94	0.05	8
18.14	329,656	0.92	0.67	0.97	0.62	176
11.10	291,807	0.90	0.57	0.96	0.51	67
15.02	126,391	0.90	0.71	0.99	0.62	65

First American Funds  2007 Annual Report       105

Financial Highlights    For a share outstanding throughout the indicated periods.

				Realized and
	Net Asset		Unrealized	Distributions	Distributions	Net Asset
	Value	Net	Gains	from Net	from Net	Value
	Beginning	Investment	(Losses) on	Investment	Realized	End of
	of Period	Income (Loss)	Investments	Income	Gains	Period

Large Cap Value Fund[1]
Class A
2007[2]	$22.12	$0.23	$2.19	$(0.24)	$(1.69)	$22.61
2006[2]	19.56	0.21	3.19	(0.21)	(0.63)	22.12
2005[3]	20.06	—	(0.50)	—	—	19.56
2005[4]	17.21	0.17	2.85	(0.17)	—	20.06
2004[4]	14.97	0.15	2.24	(0.15)	—	17.21
2003[4]	12.77	0.18	2.20	(0.18)	—	14.97
Class B
2007[2]	$21.54	$0.07	$2.12	$(0.12)	$(1.69)	$21.92
2006[2]	19.12	0.06	3.11	(0.12)	(0.63)	21.54
2005[3]	19.62	(0.01)	(0.49)	—	—	19.12
2005[4]	16.87	0.03	2.78	(0.06)	—	19.62
2004[4]	14.70	0.03	2.20	(0.06)	—	16.87
2003[4]	12.55	0.08	2.15	(0.08)	—	14.70
Class C
2007[2]	$21.81	$0.07	$2.14	$(0.12)	$(1.69)	$22.21
2006[2]	19.35	0.06	3.15	(0.12)	(0.63)	21.81
2005[3]	19.85	(0.01)	(0.49)	—	—	19.35
2005[4]	17.07	0.03	2.81	(0.06)	—	19.85
2004[4]	14.87	0.03	2.23	(0.06)	—	17.07
2003[4]	12.70	0.08	2.17	(0.08)	—	14.87
Class R5
2007[2]	$22.10	$0.17	$2.17	$(0.18)	$(1.69)	$22.57
2006[2]	19.55	0.12	3.23	(0.17)	(0.63)	22.10
2005[3]	20.06	(0.01)	(0.50)	—	—	19.55
2005[4]	17.22	0.12	2.85	(0.13)	—	20.06
2004[4]	14.96	0.17	2.23	(0.14)	—	17.22
2003[4]	12.77	0.18	2.19	(0.18)	—	14.96
Class Y
2007[2]	$22.19	$0.29	$2.18	$(0.28)	$(1.69)	$22.69
2006[2]	19.62	0.26	3.21	(0.27)	(0.63)	22.19
2005[3]	20.12	—	(0.50)	—	—	19.62
2005[4]	17.26	0.22	2.86	(0.22)	—	20.12
2004[4]	15.01	0.20	2.24	(0.19)	—	17.26
2003[4]	12.80	0.22	2.20	(0.21)	—	15.01

[1]	Per share data calculated using average shares outstanding method.

[2]	For the period November 1 to October 31 in the year indicated.

[3]	For the period October 1, 2005 to October 31, 2005. Effective in 2005, the fund’s fiscal year-end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

[4]	For the period October 1 to September 30 in the year indicated.

[5]	Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

[6]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.
The accompanying notes are an integral part of the financial statements.
106      First American Funds  2007 Annual Report

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses to	Income (Loss)
		Ratio of	Investment	Average	to Average
	Net Assets	Expenses to	Income (Loss)	Net Assets	Net Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return [6]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

11.60%	$113,223	1.17%	1.05%	1.17%	1.05%	81%
17.93	115,438	1.19	1.05	1.19	1.05	55
(2.48)	118,443	1.21	(0.17)	1.21	(0.17)	2
17.62	121,809	1.17	0.90	1.20	0.87	61
16.01	113,683	1.15	0.91	1.19	0.87	104
18.71	88,024	1.15	1.30	1.20	1.25	94

10.76%	$7,973	1.92%	0.31%	1.92%	0.31%	81%
17.04	9,815	1.94	0.32	1.94	0.32	55
(2.55)	13,826	1.96	(0.92)	1.96	(0.92)	2
16.70	14,876	1.92	0.15	1.95	0.12	61
15.19	21,829	1.90	0.19	1.94	0.15	104
17.83	30,987	1.90	0.56	1.95	0.51	94

10.71%	$4,587	1.92%	0.31%	1.92%	0.31%	81%
17.05	5,174	1.94	0.30	1.94	0.30	55
(2.52)	5,399	1.96	(0.92)	1.96	(0.92)	2
16.75	5,710	1.92	0.15	1.95	0.12	61
15.21	6,344	1.90	0.18	1.94	0.14	104
17.76	6,844	1.90	0.56	1.95	0.51	94

11.25%	$188	1.42%	0.78%	1.42%	0.78%	81%
17.63	164	1.44	0.58	1.55	0.47	55
(2.54)	7	1.46	(0.42)	1.61	(0.57)	2
17.34	7	1.42	0.61	1.60	0.43	61
16.05	1	1.15	1.00	1.19	0.96	104
18.63	23,845	1.15	1.30	1.20	1.25	94

11.83%	$726,512	0.92%	1.30%	0.92%	1.30%	81%
18.23	825,633	0.94	1.29	0.94	1.29	55
(2.47)	740,511	0.96	0.08	0.96	0.08	2
17.92	764,679	0.92	1.17	0.95	1.14	61
16.31	1,021,197	0.90	1.17	0.94	1.13	104
19.04	874,267	0.90	1.55	0.95	1.50	94

First American Funds  2007 Annual Report       107

Schedule of  Investments    October 31, 2007, all dollars are rounded to thousands (000)

Balanced Fund
DESCRIPTION	SHARES	VALUE

Common Stocks – 52.9%
Consumer Discretionary – 4.5%
1-800-Flowers.com, Class A (a)	11,051	$132
Aftermarket Technology (a) (b)	5,695	197
Cato, Class A (b)	5,010	101
Children’s Place Retail Stores (a) (b)	2,468	63
Christopher & Banks (b)	8,521	117
Coinstar (a) (b)	4,983	172
Comcast, Class A (a)	97,947	2,062
Conn’s (a) (b)	7,247	185
Cosi (a) (b)	17,615	61
DIRECTV Group (a)	88,974	2,356
FGX International Holdings Limited (a)	1,157	20
GSI Commerce (a) (b)	3,960	113
Hibbett Sports (a) (b)	3,304	78
Interface, Class A	4,308	82
Journal Communications, Class A	11,476	102
Kohl’s (a) (b)	39,152	2,152
McCormick & Schmick’s Seafood Restaurants (a)	4,802	81
Nike, Class B	32,974	2,185
NutriSystem (a) (b)	2,477	75
Omnicom Group	71,383	3,639
P.F. Chang’s China Bistro (a) (b)	7,207	210
Scientific Games, Class A (a) (b)	5,728	207
Skechers U.S.A., Class A (a) (b)	4,804	118
Texas Roadhouse, Class A (a)	9,113	115
WMS Industries (a) (b)	8,672	301

		14,924

Consumer Staples – 2.3%
Altria Group	57,614	4,202
Hain Celestial Group (a) (b)	7,458	261
PepsiCo	41,676	3,072
USANA Health Sciences (a) (b)	2,393	98

		7,633

Energy – 7.2%
Apache	32,997	3,425
Arena Resources (a)	4,524	165
Atwood Oceanics (a) (b)	924	78
Baytex Energy Trust	3,220	69
Brigham Exploration (a)	5,685	42
Cameron International (a) (b)	12,707	1,237
Canadian Oil Sands Trust (a)	3,932	144
Canetic Resources Trust	12,799	208
Comstock Resources (a) (b)	7,286	266
Edge Petroleum (a) (b)	15,328	139
Exxon Mobil	53,251	4,898
Harvest Energy Trust (b)	4,000	114
Helix Energy Solutions Group (a) (b)	8,056	373
Marathon Oil (b)	34,992	2,069
National-Oilwell Varco (a) (b)	16,392	1,200
Occidental Petroleum	52,528	3,627
Patterson-UTI Energy (b)	4,898	98
Penn West Energy Trust	2,065	66
Southwestern Energy (a)	43,722	2,262
St. Mary Land & Exploration	1,832	78
Weatherford International (a)	21,789	1,414
Williams	57,227	2,088

		24,060

Financials – 12.3%
Affiliated Managers Group (a) (b)	27,473	3,614
AllianceBernstein Holding	34,202	2,922
Ambac Financial Group	24,839	915
American International Group	85,095	5,371
Bank of America	70,332	3,396
BioMed Realty Trust – REIT (b)	6,510	156
Citigroup	107,374	4,499
Columbia Banking System	3,306	103
Cullen/ Frost Bankers (b)	5,118	272
Digital Realty Trust – REIT (b)	3,072	135
Dime Community Bancshares	8,531	123
East West Bancorp	7,061	238
First Potomac Realty Trust – REIT	6,763	141
Goldman Sachs Group	15,798	3,917
Independent Bank (b)	3,376	100
Kite Realty Group Trust – REIT	5,629	102
Knight Capital Group, Class A (a) (b)	9,355	125
LaSalle Hotel Properties – REIT	3,115	129
Lehman Brothers Holdings	26,402	1,672
Morgan Stanley	74,945	5,041
Nara Bancorp	6,092	94
National Financial Partners	1,826	100
Newcastle Investment – REIT (b)	8,190	122
NorthStar Realty Finance – REIT	2,631	25
Platinum Underwriters Holdings (b)	7,069	254
PMI Group (b)	92,339	1,480
South Financial Group (b)	6,881	142
Umpqua Holdings (b)	6,343	107
Wachovia	122,476	5,601

		40,896

Healthcare – 6.4%
Abbott Laboratories	46,244	2,526
AngioDynamics (a)	9,047	181
Arena Pharmaceuticals (a) (b)	2,929	28
Baxter International	36,296	2,178
BioMarin Pharmaceutical (a) (b)	1,986	55
Bristol-Myers Squibb	73,644	2,209
Coventry Health Care (a)	29,592	1,785
Dexcom (a) (b)	10,606	99
Exelixis (a) (b)	8,804	97
ICU Medical (a) (b)	4,356	175
K-V Pharmaceutical, Class A (a) (b)	6,949	218
Magellan Health Services (a)	3,667	154
Medtronic	49,468	2,347
Merck	55,531	3,235
Myriad Genetics (a) (b)	1,054	58
Pediatrix Medical Group (a)	3,925	257
Pharmion (a) (b)	1,258	61
Salix Pharmaceuticals (a) (b)	6,539	76
Senomyx (a) (b)	9,488	110
SonoSite (a) (b)	9,928	349
SurModics (a) (b)	2,307	131
Theravance (a) (b)	2,133	53
Trans1 (a) (b)	1,444	36
TriZetto Group (a) (b)	2,506	41
UnitedHealth Group	50,386	2,476
Wyeth	49,354	2,400

		21,335

Industrials – 2.4%
American Standard (b)	44,130	1,645
AMETEK	5,441	256
BE Aerospace (a) (b)	2,827	141
Ceradyne (a) (b)	1,144	78
Columbus McKinnon (a) (b)	5,733	190
ESCO Technologies (a) (b)	5,827	241
Forward Air (b)	4,856	158
Genlyte Group (a) (b)	1,237	80
Knoll	465	9
L-3 Communications Holdings	16,587	1,819
MasTec (a)	5,637	89
The accompanying notes are an integral part of the financial statements.
108      First American Funds  2007 Annual Report

Balanced Fund (continued)
DESCRIPTION	SHARES	VALUE

NCI Building Systems (a) (b)	2,493	$98
Power-One (a) (b)	15,882	90
Regal-Beloit (b)	4,699	230
SPX	17,645	1,787
Timken (b)	6,067	202
US Airways Group (a)	27,542	762
WESCO International (a) (b)	5,117	239

		8,114

Information Technology – 12.8%
ADC Telecommunications (a) (b)	8,143	152
Advanced Analogic Technologies (a) (b)	19,644	237
Apple (a)	9,863	1,874
AudioCodes (a)	8,941	58
Cisco Systems (a) (b)	194,890	6,443
Cognex	3,779	68
Corning (b)	64,015	1,554
Digital River (a) (b)	4,593	244
Emulex (a) (b)	16,921	367
F5 Networks (a) (b)	27,616	995
Greenfield Online (a) (b)	6,151	94
Harris Stratex Networks, Class A (a) (b)	10,248	196
Hewlett-Packard	102,143	5,279
Hittite Microwave (a) (b)	1,253	63
Intel	140,458	3,778
Ixia (a) (b)	9,356	98
Lam Research (a)	30,646	1,538
MEMC Electronic Materials (a)	29,725	2,177
Micrel	10,528	95
Microsoft	172,227	6,340
Oracle (a)	150,178	3,329
Orbotech (a)	3,678	76
Photronics (a) (b)	17,044	186
Plexus (a)	8,910	230
PMC-Sierra (a) (b)	25,227	227
Progress Software (a) (b)	7,257	237
QUALCOMM	62,212	2,658
Research In Motion (a) (b)	12,368	1,540
Silicon Laboratories (a) (b)	4,877	213
Synaptics (a) (b)	3,292	179
Teradata (a)	65,496	1,869
Tessera Technologies (a) (b)	4,910	188
TIBCO Software (a) (b)	10,281	94
TTM Technologies (a)	13,676	176

		42,852

Materials – 2.8%
Albemarle	842	40
Cleveland-Cliffs	18,786	1,797
Freeport-McMoRan Copper & Gold (b)	16,247	1,912
Owens-Illinois (a)	113,132	5,025
Schnitzer Steel Industries, Class A (b)	2,012	133
Terra Industries (a) (b)	5,734	212
Texas Industries	2,989	218

		9,337

Telecommunication Services – 2.2%
American Tower, Class A (a)	87,013	3,844
General Communication, Class A (a)	10,611	125
Verizon Communications	75,654	3,485

		7,454

Utilities – 0.0%
NSTAR (b)	2,026	71

Total Common Stocks
(Cost $154,295)		176,676

Investment Companies – 4.5%
iShares MSCI EAFE Index Fund (b)	133,900	11,529
iShares MSCI Emerging Markets Index Fund (b)	9,600	1,605
iShares Nasdaq Biotechnology Index Fund (b)	21,973	1,903

Total Investment Companies
(Cost $9,824)		15,037

U.S. Government Agency Mortgage-Backed Securities – 11.8%
Adjustable Rate (c) – 1.2%
Federal Home Loan Mortgage Corporation Pool
7.400%, 01/01/2028, #786281	$148	151
5.771%, 07/01/2036, #1K1238 (b)	939	942
5.597%, 05/01/2037, #1H1396 (b)	1,443	1,451
Federal National Mortgage Association Pool
6.164%, 04/01/2018, #070009	36	36
7.140%, 09/01/2033, #725553	564	576
5.270%, 11/01/2034, #735054 (b)	743	744

		3,900

Fixed Rate – 10.6%
Federal Home Loan Mortgage Corporation Pool
4.000%, 04/01/2008, #M90808 (b)	425	422
6.500%, 04/01/2008, #E00225	2	2
7.000%, 04/01/2008, #E46044	1	1
4.000%, 10/01/2010, #M80855	734	717
5.500%, 03/01/2013, #E00546	83	84
4.500%, 05/01/2018, #P10032 (b)	360	355
6.500%, 11/01/2028, #C00676	422	436
7.000%, 12/01/2029, #G01091	79	82
6.500%, 07/01/2031, #A17212 (b)	301	311
6.000%, 05/01/2032, #C01361	101	102
7.000%, 08/01/2037, #H09059 (b)	922	949
Federal National Mortgage Association Pool
3.790%, 07/01/2013, #386314 (b)	1,296	1,220
6.000%, 09/01/2017, #653368	190	194
5.000%, 07/01/2018, #555621 (b)	991	979
5.000%, 12/01/2018, #725012	820	810
4.500%, 06/01/2019, #045181	301	291
5.000%, 11/01/2019, #725934	244	241
5.500%, 01/01/2020, #735386 (b)	437	440
5.500%, 06/01/2020, #735792 (b)	376	378
6.000%, 10/01/2022, #254513 (b)	385	391
5.500%, 12/01/2024, #357662	707	704
5.500%, 02/01/2025, #255628 (b)	807	803
5.500%, 10/01/2025, #255956 (b)	1,302	1,295
6.000%, 08/01/2027, #256852 (b)	848	858
7.000%, 04/01/2029, #323681	82	86
6.500%, 12/01/2031, #254169 (b)	287	293
6.000%, 04/01/2032, #745101 (b)	829	848
6.500%, 05/01/2032, #640032	658	677
7.000%, 07/01/2032, #545815	155	162
6.000%, 09/01/2032, #254447 (b)	321	325
6.000%, 01/01/2033, #676647	553	560
5.500%, 04/01/2033, #694605 (b)	915	904
5.500%, 06/01/2033, #843435 (b)	417	412
5.500%, 07/01/2033, #728667 (b)	459	454
5.500%, 08/01/2033, #733380 (b)	1,039	1,027
5.000%, 09/01/2033, #713735	1,133	1,090
5.000%, 10/01/2033, #741897 (b)	738	710
5.500%, 10/01/2033, #555800 (b)	1,067	1,055
6.000%, 11/01/2033, #772130	156	158
6.000%, 11/01/2033, #772256	202	204
5.500%, 12/01/2033, #756202 (b)	656	648
5.000%, 03/01/2034, #725205 (b)	824	793
5.000%, 03/01/2034, #725250 (b)	743	715
First American Funds  2007 Annual Report       109

Schedule of  Investments    October 31, 2007, all dollars are rounded to thousands (000)

Balanced Fund (continued)
DESCRIPTION	PAR	VALUE

5.500%, 04/01/2034, #725424 (b)	385	$381
5.500%, 05/01/2034, #357571 (b)	719	710
5.000%, 06/01/2034, #782909 (b)	359	346
6.500%, 06/01/2034, #735273 (b)	674	693
6.500%, 11/01/2034 (d)	1,250	1,279
5.500%, 03/01/2036, #745354	1,194	1,178
6.500%, 04/01/2036, #852909 (b)	615	630
6.500%, 07/01/2036, #831683 (b)	596	610
6.000%, 08/01/2036, #885536 (b)	1,460	1,471
6.500%, 08/01/2036, #893318 (b)	512	524
6.000%, 11/01/2036, #902786 (b)	1,113	1,121
5.500%, 01/01/2037, #906059 (b)	968	954
5.500%, 08/01/2037, #943438 (b)	1,775	1,749
6.000%, 09/01/2037, #256890	587	587
Government National Mortgage Association Pool
6.500%, 10/20/2010, #002108	5	5
7.500%, 06/15/2027, #447728	6	6
7.500%, 09/15/2027, #455516	9	9
7.000%, 04/15/2029, #506639	147	155

		35,594

Total U.S. Government Agency Mortgage-Backed Securities
(Cost $39,766)		39,494

Collateralized Mortgage Obligation – Private Mortgage-Backed Securities – 8.2%
Adjustable Rate (c) – 3.4%
Citigroup Mortgage Loan Trust Series 2004-HYB4, Class HAII
5.353%, 10/25/2034	2,103	2,111
Series 2005-7, Class 2A1A
4.863%, 09/25/2035	637	633
Countrywide Home Loans Series 2006-HYB5, Class 3A1A
5.970%, 09/20/2036	1,294	1,307
GMAC Mortgage Corporation Loan Trust Series 2003-AR2, Class 4A1
4.735%, 12/19/2033	730	716
Harborview Mortgage Loan Trust Series 2007-4, Class 2A1
5.723%, 07/19/2047	1,091	1,060
J.P. Morgan Mortgage Trust Series 2004-A1, Class 3A1
4.993%, 02/25/2034	1,099	1,088
Series 2006-A7, Class 3A4
5.946%, 01/25/2037	489	490
Residential Funding Mortgage Securities I Series 2006-SA2, Class 4A1
5.877%, 08/25/2036	966	967
Structured Mortgage Loan Trust Series 2004-11, Class A
7.195%, 08/25/2034	40	40
Wachovia Bank Commercial Mortgage Trust Series 2007-C33, Class AJ
6.100%, 07/15/2017	420	416
Wachovia Mortgage Loan Trust Series 2005-B, Class 1A1
4.952%, 10/20/2035	478	477
Washington Mutual Series 2004-AR7, Class A6
3.941%, 07/25/2034	775	763
Wells Fargo Mortgage Backed Securities Trust Series 2003-D, Class A1
4.892%, 02/25/2033	297	296
Series 2004-N, Class A3
4.116%, 08/25/2034	227	225
Series 2006-AR1, Class 2A2
5.554%, 03/25/2036	943	939

		11,528

Fixed Rate – 4.8%
ABN AMRO Mortgage Series 2003-7, Class A1
4.750%, 07/25/2018	735	725
Banc of America Mortgage Securities Series 2003-6, Class 1A30
4.750%, 08/25/2033	585	578
Countrywide Alternative Loan Trust Series 2004-12CB, Class 1A1
5.000%, 07/25/2019	402	391
Series 2004-2CB, Class 1A1
4.250%, 03/25/2034	300	293
Series 2004-24CB, Class 1A1
6.000%, 11/25/2034	310	307
Series 2006-19CB, Class A15
6.000%, 08/25/2036	396	399
Countrywide Home Loans Series 2007-17, Class 1A1
6.000%, 10/25/2037	1,263	1,259
Credit Suisse First Boston Mortgage Securities Series 2005-3, Class 5A1
5.500%, 07/25/2020	542	541
Crown Castle Towers Series 2005-1A, Class B
4.878%, 06/15/2035 (e)	630	621
GMAC Mortgage Corporation Loan Trust Series 2004-J5, Class A7
6.500%, 01/25/2035	512	520
GS Mortgage Securities II Series 2007-GG10, Class A4
5.799%, 08/10/2045 (b)	1,205	1,221
GSMPS Mortgage Loan Trust Series 2003-1, Class B1
6.982%, 03/25/2043	853	852
GSR Mortgage Loan Trust Series 2004-10F, Class 3A1
5.500%, 08/25/2019	382	382
J.P. Morgan Chase Commercial Mortgage Securities Series 2007-CB20, Class AJ
6.099%, 02/12/2051	635	637
Master Alternative Loans Trust Series 2005-2, Class 1A3
6.500%, 03/25/2035	262	265
Master Asset Securitization Trust Series 2003-6, Class 3A1
5.000%, 07/25/2018	609	603
Morgan Stanley Dean Witter Capital I Series 2002-TOP7, Class A2
5.980%, 01/15/2039	1,025	1,051
Morgan Stanley Mortgage Loan Trust Series 2004-9, Class 1A
6.268%, 11/25/2034	334	338
Residential Asset Mortgage Products Series 2004-SL4, Class A3
6.500%, 07/25/2032	264	271
The accompanying notes are an integral part of the financial statements.
110      First American Funds  2007 Annual Report

Balanced Fund (continued)
DESCRIPTION	PAR	VALUE

Residential Funding Mortgage Securities I Series 2004-S9, Class 2A1
4.750%, 12/25/2019	824	$804
Washington Mutual Series 2004-CB1, Class 1A
5.250%, 06/25/2019	632	626
Washington Mutual MSC Mortgage Pass-Through Trust Series 2004-RA3, Class 2A
6.384%, 08/25/2038	389	395
Wells Fargo Mortgage Backed Securities Trust Series 2003-14, Class A1
4.750%, 12/25/2018	509	495
Series 2004-7, Class 2A2
5.000%, 07/25/2019	1,388	1,361
Series 2007-13, Class A8
6.000%, 09/25/2037	1,027	1,017
Westam Mortgage Financial Series 11, Class A
6.360%, 08/26/2020 (f)	1	1

		15,953

Total Collateralized Mortgage Obligation – Private Mortgage-Backed Securities
(Cost $27,415)		27,481

Asset-Backed Securities – 7.7%
Automotive – 0.8%
Harley-Davidson Motorcycle Trust Series 2005-4, Class A2
4.850%, 06/15/2012	470	470
Hertz Vehicle Financing Series 2005-2A, Class A6
5.080%, 11/25/2011 (e)	935	936
Volkswagen Auto Loan Enhanced Trust Series 2005-1, Class A4
4.860%, 04/20/2012	1,170	1,170

		2,576

Commercial Mortgages – 5.2%
Banc of America Commercial Mortgage Series 2004-5, Class A3
4.561%, 11/10/2041	710	694
Series 2006-2, Class A4
5.741%, 05/10/2045	340	344
Bear Stearns Commercial Mortgage Securities Series 2005-PW10, Class A4
5.405%, 12/11/2040	635	626
Series 2007-T28, Class D
6.177%, 09/11/2042 (e)	270	253
Citigroup/ Deutsche Bank Commercial Mortgage Trust Series 2007-CD4, Class A2B
5.205%, 12/11/2049	230	228
Commercial Mortgage Pass-Through Certificates Series 2006-CN2A, Class A2FX
5.449%, 02/05/2019 (e)	585	589
Series 2004-RS1, Class A
4.018%, 03/03/2041 (e)	414	399
Series 2005-LP5, Class A2
4.630%, 05/10/2043	921	911
GE Capital Commercial Mortgage Corporation Series 2005-C3, Class A2
4.853%, 07/10/2045	725	719
GMAC Commercial Mortgage Securities Series 2004-C2, Class A1
3.896%, 08/10/2038	374	369
Series 2005-C1, Class A2
4.471%, 05/10/2043	1,195	1,178
Greenwich Capital Commercial Funding Series 2003-C1, Class A2
3.285%, 07/05/2035	1,761	1,717
Series 2005-GG5, Class A2
5.117%, 04/10/2037	1,600	1,598
Series 2005-GG5, Class A5
5.224%, 04/10/2037	750	734
Series 2007-GG11, Class A4
5.736%, 12/10/2049	925	929
Series 2007-GG11, Class AJ
6.207%, 12/10/2049	725	721
GS Mortgage Securities II Series 2006-GG8, Class A2
5.479%, 11/10/2039	1,500	1,507
Series 2006-RR2, Class A1
5.686%, 06/23/2046 (c) (e)	740	703
Series 2006-RR3, Class A1S
5.659%, 07/18/2056 (e)	600	565
J.P. Morgan Chase Commercial Mortgage Securities Series 2005-LDP5, Class B
5.334%, 12/15/2044	245	233
LB-UBS Commercial Mortgage Trust Series 2003-C3, Class A2
3.086%, 05/15/2027	1,280	1,266
Series 2005-C7, Class A2
5.103%, 11/15/2030	800	799
Merrill Lynch Mortgage Trust Series 2005-CIP1, Class C
5.129%, 07/12/2038	265	248
Morgan Stanley Capital I Series 2005-HQ6, Class B
5.152%, 08/13/2042	115	108
Series 2005-HQ6, Class C
5.172%, 08/13/2042	110	103

		17,541

Credit Cards – 0.8%
Bank of America Credit Card Trust Series 2007-A8, Class A8
5.590%, 11/17/2014 (c)	765	780
Capital One Multi-Asset Execution Trust Series 2007-A7, Class A7
5.750%, 07/15/2020	530	535
Citibank Credit Card Issuance Trust Series 2006-A4, Class A4
5.450%, 05/10/2013	805	818
Discover Card Master Trust Series 2007-A1, Class A1
5.650%, 03/16/2020	565	566

		2,699

Home Equity – 0.0%
Saxon Asset Securities Trust Series 2004-1, Class A
6.450%, 03/25/2035 (c)	4	4

Other – 0.6%
Global Signal Trust Series 2004-2A, Class A
4.232%, 12/15/2014 (e)	750	737
First American Funds  2007 Annual Report       111

Schedule of  Investments    October 31, 2007, all dollars are rounded to thousands (000)

Balanced Fund (continued)
DESCRIPTION	PAR	VALUE

Small Business Administration Series 2006-P10B, Class 1
5.681%, 08/10/2016	1,131	$1,134

		1,871

Utilities – 0.3%
PG & E Energy Recovery Funding Series 2005-2, Class A2
5.030%, 03/25/2014	1,050	1,056

Total Asset-Backed Securities
(Cost $25,762)		25,747

Corporate Bonds – 6.5%
Banking – 0.2%
J.P. Morgan Chase
5.150%, 10/01/2015	550	534
Wells Fargo Capital X
5.950%, 12/15/2036	230	216

		750

Basic Industry – 0.8%
Celulosa Arauco y Constitucion
5.625%, 04/20/2015	345	339
Evraz Group
8.250%, 11/10/2015 (e)	190	193
FMG Finance
10.000%, 09/01/2013 (e)	195	216
Freeport-McMoRan Copper & Gold
8.375%, 04/01/2017	350	383
Georgia-Pacific
7.125%, 01/15/2017 (b) (e)	190	185
Griffin Coal Mining
9.500%, 12/01/2016 (e)	200	198
Noble Group Limited
6.625%, 03/17/2015 (e)	255	239
Sino Forest
9.125%, 08/17/2011 (e)	195	207
Southern Copper
7.500%, 07/27/2035	190	207
Teck Cominco Limited
6.125%, 10/01/2035	280	265
Vale Overseas
6.250%, 01/11/2016	175	178

		2,610

Brokerage – 0.4%
Lehman Brothers Holdings
5.750%, 01/03/2017 (b)	365	350
Merrill Lynch
6.050%, 05/16/2016	540	535
Morgan Stanley
5.375%, 10/15/2015	440	423

		1,308

Capital Goods – 0.1%
Siemens Financiering
6.125%, 08/17/2026 (e)	225	227

Communications – 0.1%
Telefonica Emisones
6.221%, 07/03/2017 (b)	210	217
Vimpelcom
8.250%, 05/23/2016 (e)	230	238

		455

Consumer Cyclical – 0.4%
Duty Free International
7.000%, 01/15/2004 (f) (g) (h)	588	—
Galaxy Entertainment
9.875%, 12/15/2012 (b) (e)	175	188
Home Depot
5.875%, 12/16/2036	270	236
Lippo Karwaci Finance
8.875%, 03/09/2011	175	172
Shimao Property Holdings
8.000%, 12/01/2016 (b) (e)	205	200
Viacom
6.875%, 04/30/2036	365	370

		1,166

Consumer Non Cyclical – 0.6%
Amerisourcebergen
5.625%, 09/15/2012	500	501
Cardinal Health
6.750%, 02/15/2011	625	654
Constellation Brands
7.250%, 05/15/2017 (e)	300	299
Fisher Scientific International
6.750%, 08/15/2014	220	225
Omnicare
6.750%, 12/15/2013	280	270
Sadia Overseas
6.875%, 05/24/2017 (b) (e)	185	182

		2,131

Electric – 0.9%
Dynegy Holdings
7.750%, 06/01/2019 (e)	305	286
Edison Mission Energy
7.500%, 06/15/2013	175	178
Energy Future Holdings
10.875%, 11/01/2017 (e)	205	207
Florida Power & Light
5.650%, 02/01/2037	415	397
ISA Capital Brasil
8.800%, 01/30/2017 (b) (e)	180	187
MidAmerican Energy Holdings
6.125%, 04/01/2036	465	460
Ohio Power, Series K
6.000%, 06/01/2016	275	280
Oncor Electric Delivery
7.000%, 05/01/2032	225	239
Pacific Gas & Electric
6.500%, 03/01/2034	230	229
Taqa Abu Dhabi
6.165%, 10/25/2017 (b) (e)	370	369
Virginia Electric Power
5.950%, 09/15/2017	240	245

		3,077

Energy – 0.7%
Lukoil International Finance
6.356%, 06/07/2017 (e)	120	116
6.656%, 06/07/2022 (b) (e)	460	440
Mariner Energy
7.500%, 04/15/2013	270	263
Pioneer Natural Resource
6.650%, 03/15/2017	290	273
Tengizcheveroil Finance
6.124%, 11/15/2014 (b) (e)	370	355
Tesoro
6.625%, 11/01/2015	375	372
The accompanying notes are an integral part of the financial statements.
112      First American Funds  2007 Annual Report

Balanced Fund (continued)
DESCRIPTION	PAR	VALUE

TNK-BP Finance
6.625%, 03/20/2017 (e)	150	$137
7.875%, 03/13/2018 (e)	230	228
Whiting Petroleum
7.000%, 02/01/2014	295	290

		2,474

Finance – 0.5%
Capital One Financial
6.150%, 09/01/2016	400	391
Janus Capital Group
6.700%, 06/15/2017	305	315
SLM, Series MTN
5.400%, 10/25/2011	350	324
Transcapitalinvest
5.670%, 03/05/2014 (e)	640	618

		1,648

Insurance – 0.3%
Allied World Assurance
7.500%, 08/01/2016	565	602
Unumprovident
5.997%, 05/15/2008	335	335

		937

Natural Gas – 0.2%
Enterprise Products
8.375%, 08/01/2066	180	187
Southern Union
7.200%, 11/01/2066 (c)	155	155
Transport De Gas Del Sur
7.875%, 05/14/2017 (e)	235	215

		557

Real Estate – 0.3%
Health Care Properties – REIT Series MTN
6.300%, 09/15/2016	460	455
Prologis 2006 – REIT
5.750%, 04/01/2016	600	587

		1,042

Sovereign – 0.1%
United Mexican States
5.625%, 01/15/2017 (b)	305	309

Technology – 0.7%
Celestica
7.875%, 07/01/2011	295	288
Chartered Semiconductor
6.375%, 08/03/2015	250	250
Ciena
3.750%, 02/01/2008	120	119
IBM
5.700%, 09/14/2017	335	340
Jabil Circuit
5.875%, 07/15/2010	680	687
LG Electronics
5.000%, 06/17/2010 (e)	340	338
Seagate Technology
6.375%, 10/01/2011 (b)	290	288

		2,310

Transportation – 0.1%
BLT Finance
7.500%, 05/15/2014 (e)	235	213
Ultrapetrol
9.000%, 11/24/2014	145	142

		355

Utility Other – 0.1%
American Water Capital
6.085%, 10/15/2017 (e)	260	262

Total Corporate Bonds
(Cost $22,293)		21,618

U.S. Government & Agency Securities – 5.7%
U.S. Agency Debentures – 0.5%
Federal National Mortgage Association
5.250%, 08/01/2012 (b)	1,745	1,778

U.S. Treasuries – 5.2%
U.S. Treasury Bond (STRIPS)
0.000%, 02/15/2023 (b) (i)	1,795	854
U.S. Treasury Bonds
6.875%, 08/15/2025 (b)	1,600	1,994
4.500%, 02/15/2036 (b)	875	840
4.750%, 02/15/2037 (b)	1,565	1,564
U.S. Treasury Notes
4.875%, 08/31/2008 (b)	7,500	7,542
4.750%, 05/31/2012 (b)	1,045	1,072
4.625%, 07/31/2012 (b)	1,370	1,398
4.250%, 09/30/2012 (b)	180	181
4.500%, 05/15/2017 (b)	1,815	1,820

		17,265

Total U.S. Government & Agency Securities
(Cost $18,958)		19,043

Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Securities – 1.1%
Fixed Rate – 1.1%
Federal Home Loan Mortgage Corporation Series 2763, Class TA
4.000%, 03/15/2011 (b)	521	521
Series 85, Class C
8.600%, 01/15/2021	71	75
Series 1136, Class H
6.000%, 09/15/2021	51	51
Federal National Mortgage Association Series 1989-2, Class D
8.800%, 01/25/2019	5	5
Series 1989-37, Class G
8.000%, 07/25/2019	73	79
Series 1990-30, Class E
6.500%, 03/25/2020	30	31
Series 1990-63, Class H
9.500%, 06/25/2020	15	16
Series 1990-89, Class K
6.500%, 07/25/2020	4	4
Series 1990-105, Class J
6.500%, 09/25/2020	48	49
Series 2005-44, Class PC
5.000%, 11/25/2027 (b)	1,139	1,135
Series 2003-81, Class MB
5.000%, 05/25/2029 (b)	960	957
Series 2005-62, Class JE
5.000%, 06/25/2035 (b)	729	722
First American Funds  2007 Annual Report       113

Schedule of  Investments    October 31, 2007, all dollars are rounded to thousands (000)

Balanced Fund (continued)
DESCRIPTION	PAR/CONTRACTS/SHARES	VALUE

Government National Mortgage Association Series 3, Class F
6.500%, 06/17/2020	6	$6

Total Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Securities
(Cost $3,630)		3,651

Options Purchased – 0.0%
Call Options Purchased – 0.0%
U.S. Treasury 5 Year Note Futures, December 2007 Futures Call
Expires 11/21/2007
Exercise Price: $109.00	71	3
U.S. Treasury 10 Year Note Futures, December 2007 Futures Call
Expires 11/21/2007
Exercise Price: $110.50	41	15

Total Purchased Options
(Cost $38)		18

Short-Term Investments – 2.2%
Money Market Fund – 2.0%
First American Prime Obligations Fund, Class Z (j)	6,843,786	6,844

U.S. Treasury Obligations – 0.2%
U.S. Treasury Bills (k)
3.780%, 12/20/2007	$300	298
3.813%, 01/24/2008	250	248

		546

Total Short-Term Investments
(Cost $7,390)		7,390

Investment Purchased with Proceeds from Securities Lending – 29.6%
Mount Vernon Securities Lending Prime Portfolio (l)
(Cost $99,020)	99,019,548	99,020

Total Investments – 130.2%
(Cost $408,391)		435,175

Other Assets and Liabilities, Net – (30.2)%		(100,877)

Total Net Assets – 100.0%		$334,298

(a)	Non-Income Producing security.

(b)	This security or a portion of this security is out on loan at October 31, 2007. Total loaned securities had a value of $96,757 at October 31, 2007. See note 2 in Notes to Financial Statements.

(c)	Variable Rate Security – The rate shown is the rate in effect at October 31, 2007.

(d)	Security purchased on a when-issued basis. On October 31, 2007, the total cost of investments purchased on a when-issued basis was $1,273 or 0.4% of total net assets. See note 2 in Notes to Financial Statements.

(e)	Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” These securities have been determined to be liquid under the guidelines established by the fund’s board of directors. As of October 31, 2007, the value of these investments was $11,346 or 3.4% of total net assets. See note 2 in Notes to Financial Statements.

(f)	Security is illiquid. As of October 31, 2007, the value of these investments was $1 or 0.0% of total net assets. See note 2 in Notes to Financial Statements.

(g)	Security is fair valued. As of October 31, 2007, the fair value of this investment was $0 or 0.0% of total net assets. See note 2 in Notes to Financial Statements.

(h)	Security is in default at October 31, 2007.

(i)	Principal Only.

(j)	Investment in affiliated security. This money market fund is advised by FAF Advisors Inc., which also serves as advisor to this fund. See note 3 in Notes to Financial Statements.

(k)	Security has been deposited as initial margin on open futures contracts and swap agreements. Yield shown is effective yield as of October 31, 2007. See note 2 in Notes to Financial Statements.

(l)	The fund may loan securities representing up to one third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.

REIT –	Real Estate Investment Trust

STRIPS –	Separate Trading of Registered Interest and Principal Securities
Schedule of Open Futures Contracts

	Number of
	Contracts	Notional		Unrealized
	Purchased	Contract	Settlement	Appreciation
Description	(Sold)	Value	Month	(Depreciation)

Australian Dollar Currency Futures	8	$745	December 2007	$31
Canadian Dollar Currency Futures	13	1,374	December 2007	38
Euro Currency Futures	19	3,446	December 2007	57
Eurodollar 90 Day Futures	29	27,730	June 2008	25
Japanese Yen Currency Futures	13	1,416	December 2007	18
Long Gilt Futures	14	3,124	December 2007	(20)
Swiss Franc Currency Futures	35	3,794	December 2007	57
U.S. Treasury 2 Year Note Futures	(213)	(44,114)	December 2007	(58)
U.S. Treasury 5 Year Note Futures	222	23,830	December 2007	187
U.S. Treasury 10 Year Note Futures	29	3,190	December 2007	38
U.S. Treasury Long Bond Futures	4	450	December 2007	9

				$382

The accompanying notes are an integral part of the financial statements.
114      First American Funds  2007 Annual Report

Balanced Fund (concluded)

Credit Default Swap Agreements

			Pay/			Unrealized
	Reference	Buy/Sell	Receive	Expiration	Notional	Appreciation
Counterparty	Entity	Protection	Fixed Rate	Date	Amount	(Depreciation)

Citigroup	Constellation Energy Group, Inc.	Buy	0.240%	06/20/2012	$375	$3
Citigroup	Lehman Brothers Holdings	Buy	1.250%	12/20/2012	720	(8)
Citigroup	Ryland Group	Buy	1.250%	09/20/2012	350	16
Deutsche Bank	Dow Jones CDX HVOL8 Index	Buy	0.750%	06/20/2012	1,300	45
Deutsche Bank	Dow Jones CDX IG8 Index	Buy	0.350%	06/20/2012	1,500	(3)
Deutsche Bank	Dow Jones CDX XO8 Index	Buy	1.400%	06/20/2012	2,300	49
J.P. Morgan	CenturyTel, Inc.	Buy	0.540%	09/20/2012	575	(2)
J.P. Morgan	Dow Jones CDX EM8 Index	Buy	1.750%	12/20/2012	1,100	(1)
J.P. Morgan	Dow Jones CDX HVOL8 Index	Buy	0.750%	06/20/2012	1,100	41
J.P. Morgan	Dow Jones CDX HY8 Index	Buy	2.750%	06/20/2012	1,600	55
J.P. Morgan	Dow Jones CDX XO9 Index	Buy	2.450%	12/20/2012	1,600	6
J.P. Morgan	Deutsche Bank AG	Buy	0.525%	09/20/2012	600	(2)
J.P. Morgan	Philippine Government International Bond	Buy	2.000%	09/20/2012	1,300	(36)
J.P. Morgan	Sara Lee Corporation	Buy	0.500%	06/12/2012	500	(5)
J.P. Morgan	UBS AG	Buy	0.355%	09/20/2012	700	1
UBS	Amerisourcebergen Corporation	Buy	0.585%	09/20/2012	500	(2)
UBS	Brazilian Government International Bond	Buy	1.170%	08/20/2012	1,300	(22)
UBS	Cardinal Health, Inc.	Buy	0.320%	09/20/2012	500	(1)
UBS	Constellation Energy Group, Inc.	Buy	0.230%	06/20/2012	375	3
UBS	Dow Jones CDX EM8 Index	Buy	1.750%	12/20/2012	1,000	(1)
UBS	Dow Jones CDX HY8 Index	Buy	2.750%	06/20/2012	3,800	54
UBS	McKesson Corporation	Buy	0.385%	09/20/2012	500	(3)
UBS	Turkey Government International Bond	Buy	1.480%	07/20/2012	700	2
UBS	Whirlpool Corporation	Buy	0.785%	09/20/2017	350	(2)

						$187

Interest Rate Swap Agreements

		Pay/
	Floating	Receive				Unrealized
	Rate	Floating	Fixed	Expiration	Notional	Appreciation
Counterparty	Index	Rate	Rate	Date	Amount	(Depreciation)

Citigroup	3-Month LIBOR	Pay	5.470%	06/12/2009	$9,000	$117
Citigroup	3-Month LIBOR	Pay	4.718%	09/14/2009	11,000	20
Citigroup	3-Month LIBOR	Pay	4.625%	09/20/2009	7,000	2
Citigroup	3-Month LIBOR	Receive	5.060%	09/14/2017	3,000	11
Citigroup	3-Month LIBOR	Receive	5.110%	09/20/2017	2,000	—
J.P. Morgan	3-Month LIBOR	Pay	5.447%	06/20/2009	11,000	142
UBS	3-Month LIBOR	Pay	4.568%	10/02/2009	7,100	(2)
UBS	3-Month LIBOR	Pay	4.838%	10/12/2009	11,000	50
UBS	3-Month LIBOR	Receive	5.153%	10/02/2017	1,900	(7)
UBS	3-Month LIBOR	Receive	5.270%	10/12/2017	3,000	(38)

						$295

Schedule of Open Written Call Options

	Exercise	Premium	Expiration	Number of
Option	Price	Received	Date	Contracts	Value

U.S. Treasury 10 Year Note Futures – December 2007	$112.00	$10	11/21/2007	41	$3

First American Funds  2007 Annual Report       115

Schedule of  Investments    October 31, 2007, all dollars are rounded to thousands (000)

Equity Income Fund
DESCRIPTION	SHARES	VALUE

Common Stocks – 99.0%
Consumer Discretionary – 4.2%
McDonald’s	360,427	$21,518
Time Warner	786,059	14,353
Yum! Brands	430,892	17,352

		53,223

Consumer Staples – 11.3%
Altria Group (a)	336,922	24,572
Avon Products (a)	222,726	9,127
Coca-Cola	287,969	17,785
General Mills	300,087	17,324
Kraft Foods, Class A	233,158	7,790
PepsiCo	208,125	15,343
Procter & Gamble	479,604	33,342
Wal-Mart Stores (a)	406,542	18,380

		143,663

Energy – 14.3%
BP, ADR	567,791	44,282
Chevron (a)	357,297	32,696
ConocoPhillips	433,858	36,861
Exterran Partners (a)	188,672	5,717
Exxon Mobil (a)	531,049	48,851
Halliburton	322,919	12,729

		181,136

Financials – 19.7%
AllianceBernstein Holding	379,959	32,460
Ambac Financial Group	250,110	9,212
American International Group (a)	371,926	23,476
Bank of America	867,969	41,905
BlackRock (a)	91,028	18,838
Citigroup	732,432	30,689
Goldman Sachs Group (a)	82,795	20,525
ICICI Bank, ADR	333,383	23,150
Merrill Lynch	75,982	5,016
Northern Trust	156,946	11,804
Wachovia (a)	575,411	26,314
Wells Fargo	181,442	6,171

		249,560

Healthcare – 8.9%
Abbott Laboratories	524,406	28,643
Eli Lilly (a)	243,354	13,178
Johnson & Johnson	443,382	28,895
Pfizer	540,137	13,293
Wyeth Pharmaceuticals	596,109	28,989

		112,998

Industrials – 12.2%
3M	165,929	14,330
Avery Dennison (a)	150,912	8,738
Emerson Electric (a)	456,801	23,877
General Dynamics	182,224	16,575
General Electric	1,071,201	44,091
Honeywell International (a)	514,110	31,057
United Parcel Service, Class B (a)	222,613	16,718

		155,386

Information Technology – 13.9%
Hewlett-Packard	583,554	30,158
IBM	250,601	29,100
Intel	1,369,113	36,829
Maxim Integrated Products	437,263	11,850
Microsoft	1,089,879	40,118
QUALCOMM	392,933	16,790
Texas Instruments	348,009	11,345

		176,190

Materials – 3.6%
E.I. Du Pont de Nemours	466,652	23,104
Praxair	260,064	22,230

		45,334

Telecommunication Services – 9.2%
AT&T	1,139,761	47,631
FairPoint Communications (a)	756,265	13,983
Verizon Communications (a)	652,847	30,077
Vodafone Group, ADR (a)	499,120	19,600
Windstream (a)	361,216	4,858

		116,149

Utilities – 1.7%
Duke Energy (a)	531,490	10,189
Xcel Energy (a)	518,402	11,690

		21,879

Total Common Stocks
(Cost $829,329)		1,255,518

Convertible Corporate Bond – 0.4%
Invitrogen 2.000%, 08/01/2023
(Cost $3,443)	$3,095	4,349

Short-Term Investment – 0.8%
First American Prime Obligations Fund, Class Z (b)
(Cost $9,948)	9,947,948	9,948

Investment Purchased with Proceeds from Securities Lending – 10.4%
Mount Vernon Securities Lending Prime Portfolio (c)
(Cost $131,981)	131,980,563	131,981

Total Investments – 110.6%
(Cost $974,701)		1,401,796

Other Assets and Liabilities, Net – (10.6)%		(133,910)

Total Net Assets – 100.0%		$1,267,886

(a)	This security or a portion of this security is out on loan at October 31, 2007. Total loaned securities had a value of $130,336 at October 31, 2007. See note 2 in Notes to Financial Statements.

(b)	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor to this fund. See note 3 in Notes to Financial Statements.

(c)	The fund may loan securities representing up to one third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.

ADR –	American Depository Receipt
The accompanying notes are an integral part of the financial statements.
116      First American Funds  2007 Annual Report

Statements of  Assets and Liabilities    October 31, 2007, all dollars and shares are rounded to thousands (000), except per share data

	Balanced	Equity
	Fund	Income Fund

Investments in unaffiliated securities, at cost	$302,527	$832,772
Investment in affiliated money market fund, at cost	6,844	9,948
Affiliated investment purchased with proceeds from securities lending, at cost (note 2)	99,020	131,981
Premiums received on options written, at cost (note 6)	10	—
Cash denominated in foreign currencies, at cost	13	—

ASSETS:
Investments in unaffiliated securities, at value* (note 2)	$329,311	$1,259,867
Investment in affiliated money market fund, at value (note 2)	6,844	9,948
Affiliated investment purchased with proceeds from securities lending, at value (note 2)	99,020	131,981
Cash denominated in foreign currencies, at value	14	—
Receivable for dividends and interest	1,374	1,640
Receivable for investment securities sold	1,127	—
Receivable for capital shares sold	71	124
Receivable for swap contracts	609	—
Prepaid expenses and other assets	38	38

Total assets	438,408	1,403,598

LIABILITIES:
Liabilities for options written, at value	3	—
Bank overdraft	941	—
Payable for investment securities purchased	1,234	—
Payable for investment securities purchased on a when-issued basis	1,273	—
Payable upon return of securities loaned (note 2)	99,020	131,981
Payable for capital shares redeemed	1,269	2,672
Payable for variation margin	87	—
Payable to affiliates (note 3)	246	978
Payable for distribution and shareholder servicing fees	31	61
Accrued expenses and other liabilities	6	20

Total liabilities	104,110	135,712

Net assets	$334,298	$1,267,886

COMPOSITION OF NET ASSETS:
Portfolio capital	$274,895	$760,617
Undistributed (distributions in excess of) net investment income	768	(490)
Accumulated net realized gain on investments	30,979	80,664
Net unrealized appreciation of investments	26,784	427,095
Net unrealized appreciation of futures contracts	382	—
Net unrealized appreciation of forward foreign currency contracts, foreign currency, and translation of other assets and liabilities denominated in foreign currency (note 2)	1	—
Net unrealized appreciation on options written	7	—
Net unrealized appreciation of swap agreements	482	—

Net assets	$334,298	$1,267,886

* Including securities loaned, at value	$96,757	$130,336

Class A:
Net assets	$103,818	$179,379
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	8,347	10,921
Net asset value and redemption price per share	$12.44	$16.43
Maximum offering price per share[1]	$13.16	$17.39
Class B:
Net assets	$8,212	$16,893
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	665	1,041
Net asset value, offering price, and redemption price per share[2]	$12.34	$16.23
Class C:
Net assets	$2,785	$9,241
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	224	568
Net asset value, offering price, and redemption price per share[2]	$12.42	$16.26
Class R:
Net assets	$33	$940
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	3	57
Net asset value, offering price, and redemption price per share	$12.54	$16.41
Class Y:
Net assets	$219,450	$1,061,433
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	17,593	64,131
Net asset value, offering price, and redemption price per share	$12.47	$16.55

[1]	The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.50%.

[2]	Class B and C have a contingent deferred sales charge. For a description of this sales charge, see notes 1 and 3 in Notes to Financial Statements.
First American Funds  2007 Annual Report       117

Statements of  Operations    For the year ended October 31, 2007, all dollars are rounded to thousands (000)

	Balanced	Equity
	Fund	Income Fund

INVESTMENT INCOME:
Interest from unaffiliated securities	$6,778	$125
Dividends from unaffiliated securities	2,890	37,895
Dividends from affiliated money market fund	382	729
Less: Foreign taxes withheld	(20)	(32)
Securities lending income	203	272

Total investment income	10,233	38,989

EXPENSES (note 3):
Investment advisory fees	2,301	8,440
Administration fees	811	2,890
Transfer agent fees	211	292
Custodian fees	18	66
Professional fees	45	42
Registration fees	50	51
Postage and printing fees	20	50
Directors’ fees	22	19
Other expenses	21	20
Distribution and shareholder servicing fees – Class A	263	436
Distribution and shareholder servicing fees – Class B	105	183
Distribution and shareholder servicing fees – Class C	27	99
Distribution and shareholder servicing fees – Class R	—	3

Total expenses	3,894	12,591

Less: Fee waivers (note 3)	(495)	(13)
Less: Indirect payments from custodian (note 3)	(4)	(1)

Total net expenses	3,395	12,577

Investment income – net	6,838	26,412

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS WRITTEN, FOREIGN CURRENCY TRANSACTIONS, AND SWAP AGREEMENTS – NET (note 5):
Net realized gain on investments	36,857	91,683
Net realized loss on futures contracts	(712)	—
Net realized loss on options written	(163)	—
Net realized gain on swap agreements	916	—
Net realized gain on forward foreign currency contracts, foreign currency, and translation of other assets and liabilities denominated in foreign currency (note 2)	2	—
Net change in unrealized appreciation or depreciation of investments	(7,616)	69,097
Net change in unrealized appreciation or depreciation of futures contracts	317	—
Net change in unrealized appreciation or depreciation of options written	7	—
Net change in unrealized appreciation or depreciation of forward foreign currency contracts, foreign currency, and translation of other assets and liabilities denominated in foreign currency (note 2)	1	—
Net change in unrealized appreciation or depreciation of swap agreements	478	—

Net gain on investments, futures contracts, options written, foreign currency transactions, and swap agreements	30,087	160,780

Net increase in net assets resulting from operations	$36,925	$187,192

The accompanying notes are an integral part of the financial statements.
118      First American Funds  2007 Annual Report

Statements of  Changes in Net Assets    all dollars are rounded to thousands (000)

	Balanced		Equity
	Fund		Income Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/07	10/31/06	10/31/07	10/31/06

OPERATIONS:
Investment income – net	$6,838	$6,826	$26,412	$21,407
Net realized gain on investments	36,857	26,905	91,683	141,083
Net realized gain (loss) on futures contracts	(712)	115	—	—
Net realized loss on options written	(163)	—	—	—
Net realized gain on swap agreements	916	128	—	—
Net realized gain on forward foreign currency contracts, foreign currency, and translation of other assets and liabilities denominated in foreign currency (note 2)	2	—	—	—
Net change in unrealized appreciation or depreciation of investments	(7,616)	5,427	69,097	68,753
Net change in unrealized appreciation or depreciation of futures contracts	317	(32)	—	—
Net change in unrealized appreciation or depreciation of options written	7	—	—	—
Net change in unrealized appreciation of forward foreign currency contracts, foreign currency, and translation of other assets and liabilities denominated in foreign currency (note 2)	1	—	—	—
Net change in unrealized appreciation or depreciation of swap agreements	478	43	—	—

Net increase in net assets resulting from operations	36,925	39,412	187,192	231,243

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income – net:
Class A	(1,878)	(1,852)	(3,199)	(2,470)
Class B	(104)	(146)	(238)	(183)
Class C	(29)	(23)	(128)	(119)
Class R	—	—	(10)	(6)
Class Y	(4,784)	(4,891)	(22,721)	(19,051)
Net realized gain on investments:
Class A	(7,413)	—	(15,114)	(975)
Class B	(926)	—	(1,748)	(119)
Class C	(207)	—	(982)	(83)
Class R	(2)	—	(47)	(2)
Class Y	(17,359)	—	(99,232)	(6,504)

Total distributions	(32,702)	(6,912)	(143,419)	(29,512)

CAPITAL SHARE TRANSACTIONS (note 4) :
Class A:
Proceeds from sales	7,514	10,315	14,413	12,754
Reinvestment of distributions	9,001	1,798	17,020	3,190
Payments for redemptions	(20,902)	(27,468)	(30,354)	(41,866)

Increase (decrease) in net assets from Class A transactions	(4,387)	(15,355)	1,079	(25,922)

Class B:
Proceeds from sales	299	406	1,217	971
Reinvestment of distributions	992	138	1,875	285
Payments for redemptions (note 3)	(6,855)	(7,579)	(6,493)	(5,425)

Decrease in net assets from Class B transactions	(5,564)	(7,035)	(3,401)	(4,169)

Class C:
Proceeds from sales	411	518	788	918
Reinvestment of distributions	225	23	1,026	199
Payments for redemptions (note 3)	(912)	(2,678)	(4,021)	(7,112)

Decrease in net assets from Class C transactions	(276)	(2,137)	(2,207)	(5,995)

Class R:
Proceeds from sales	27	31	613	113
Reinvestment of distributions	2	—	56	8
Payments for redemptions	(19)	(11)	(287)	(100)

Increase in net assets from Class R transactions	10	20	382	21

Class Y:
Proceeds from sales	23,664	39,369	80,545	79,417
Reinvestment of distributions	21,029	4,616	56,726	9,238
Payments for redemptions	(75,193)	(72,474)	(242,377)	(298,954)

Decrease in net assets from Class Y transactions	(30,500)	(28,489)	(105,106)	(210,299)

Decrease in net assets from capital share transactions	(40,717)	(52,996)	(109,253)	(246,364)

Total decrease in net assets	(36,494)	(20,496)	(65,480)	(44,633)
Net assets at beginning of year	370,792	391,288	1,333,366	1,377,999

Net assets at end of year	$334,298	$370,792	$1,267,886	$1,333,366

Undistributed (distributions in excess of) net investment income at end of year	$768	$680	$(490)	$—

First American Funds  2007 Annual Report       119

Financial Highlights    For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized	Distributions	Distributions	Net Asset
	Value	Net	Gains	from Net	from Net	Value
	Beginning	Investment	(Losses) on	Investment	Realized	End of
	of Period	Income	Investments	Income	Gains	Period

Balanced Fund
Class A
2007[1,2]	$12.27	$0.22	$1.04	$(0.21)	$(0.88)	$12.44
2006[1,2]	11.27	0.20	1.00	(0.20)	—	12.27
2005[2,3]	11.43	0.01	(0.17)	—	—	11.27
2005[2,4]	10.12	0.15	1.31	(0.15)	—	11.43
2004[2,4]	9.47	0.13	0.66	(0.14)	—	10.12
2003[4]	8.38	0.17	1.08	(0.16)	—	9.47
Class B
2007[1,2]	$12.18	$0.13	$1.03	$(0.12)	$(0.88)	$12.34
2006[1,2]	11.18	0.11	1.00	(0.11)	—	12.18
2005[2,3]	11.34	—	(0.16)	—	—	11.18
2005[2,4]	10.04	0.07	1.30	(0.07)	—	11.34
2004[2,4]	9.41	0.05	0.65	(0.07)	—	10.04
2003[4]	8.32	0.10	1.08	(0.09)	—	9.41
Class C
2007[1,2]	$12.25	$0.13	$1.04	$(0.12)	$(0.88)	$12.42
2006[1,2]	11.22	0.11	0.99	(0.07)	—	12.25
2005[2,3]	11.38	—	(0.16)	—	—	11.22
2005[2,4]	10.08	0.07	1.30	(0.07)	—	11.38
2004[2,4]	9.44	0.05	0.66	(0.07)	—	10.08
2003[4]	8.35	0.09	1.10	(0.10)	—	9.44
Class R [5]
2007[1,2]	$12.35	$0.19	$1.07	$(0.19)	$(0.88)	$12.54
2006[1,2]	11.29	0.17	1.01	(0.12)	—	12.35
2005[2,3]	11.45	0.01	(0.17)	—	—	11.29
2005[2,4]	10.14	0.11	1.32	(0.12)	—	11.45
2004[2,4]	9.49	0.14	0.64	(0.13)	—	10.14
2003[4]	8.39	0.15	1.10	(0.15)	—	9.49
Class Y
2007[1,2]	$12.30	$0.25	$1.04	$(0.24)	$(0.88)	$12.47
2006[1,2]	11.31	0.23	0.99	(0.23)	—	12.30
2005[2,3]	11.46	0.01	(0.16)	—	—	11.31
2005[2,4]	10.15	0.17	1.32	(0.18)	—	11.46
2004[2,4]	9.50	0.16	0.66	(0.17)	—	10.15
2003[4]	8.40	0.19	1.09	(0.18)	—	9.50

[1]	For the period November 1 to October 31 in the year indicated.

[2]	Per share data calculated using average shares outstanding method.

[3]	For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund’s fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

[4]	For the period October 1 to September 30 in year indicated.

[5]	Prior to July 1, 2004, Class R shares were named Class S shares.

[6]	Total return does not include sales charges. Total return would have been lower had certain expenses not been waived.
The accompanying notes are an integral part of the financial statements.
120      First American Funds  2007 Annual Report

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses to	Income to
		Ratio of	Investment	Average	Average
	Net Assets	Expenses to	Income	Net Assets	Net Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return[6]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

10.97%	$103,818	1.10%	1.79%	1.24%	1.65%	144%
10.73	106,565	1.10	1.67	1.23	1.54	143
(1.40)	112,557	1.10	0.90	1.21	0.79	12
14.51	114,388	1.06	1.35	1.21	1.20	147
8.39	119,292	1.05	1.27	1.19	1.13	110
14.98	98,016	1.05	1.75	1.23	1.57	156

10.08%	$8,212	1.85%	1.06%	1.99%	0.92%	144%
9.93	13,809	1.85	0.92	1.98	0.79	143
(1.41)	19,409	1.85	0.15	1.96	0.04	12
13.64	20,657	1.81	0.60	1.96	0.45	147
7.46	28,101	1.80	0.54	1.94	0.40	110
14.25	33,015	1.80	1.00	1.98	0.82	156

10.15%	$2,785	1.85%	1.06%	1.99%	0.92%	144%
9.86	3,030	1.85	0.92	1.98	0.79	143
(1.41)	4,787	1.85	0.15	1.96	0.04	12
13.61	5,528	1.81	0.60	1.96	0.45	147
7.53	5,890	1.80	0.55	1.94	0.41	110
14.24	7,089	1.80	0.99	1.98	0.81	156

10.82%	$33	1.35%	1.54%	1.49%	1.40%	144%
10.49	23	1.35	1.38	1.61	1.12	143
(1.40)	1	1.35	0.65	1.61	0.39	12
14.16	1	1.31	1.06	1.61	0.76	147
8.22	1	1.05	1.39	1.19	1.25	110
15.08	23,844	1.05	1.76	1.23	1.58	156

11.21%	$219,450	0.85%	2.05%	0.99%	1.91%	144%
10.92	247,365	0.85	1.92	0.98	1.79	143
(1.31)	254,534	0.85	1.15	0.96	1.04	12
14.76	262,557	0.81	1.60	0.96	1.45	147
8.62	283,005	0.80	1.55	0.94	1.41	110
15.35	363,157	0.80	2.00	0.98	1.82	156

First American Funds  2007 Annual Report       121

Financial Highlights    For a share outstanding throughout the indicated periods

			Realized and
	Net Asset		Unrealized	Distributions	Distributions	Net Asset
	Value	Net	Gains	from Net	from Net	Value
	Beginning	Investment	(Losses) on	Investment	Realized	End of
	of Period	Income	Investments	Income	Gains	Period

Equity Income Fund[1]
Class A
2007[2]	$15.90	$0.29	$1.96	$(0.29)	$(1.43)	$16.43
2006[2]	13.67	0.20	2.32	(0.21)	(0.08)	15.90
2005[3]	13.89	0.01	(0.22)	(0.01)	—	13.67
2005[4]	12.77	0.20	1.15	(0.22)	(0.01)	13.89
2004[4]	11.56	0.18	1.23	(0.20)	—	12.77
2003[4]	9.58	0.18	1.99	(0.19)	—	11.56
Class B
2007[2]	$15.75	$0.17	$1.94	$(0.20)	$(1.43)	$16.23
2006[2]	13.57	0.09	2.30	(0.13)	(0.08)	15.75
2005[3]	13.79	—	(0.22)	—	—	13.57
2005[4]	12.68	0.10	1.14	(0.12)	(0.01)	13.79
2004[4]	11.49	0.08	1.22	(0.11)	—	12.68
2003[4]	9.52	0.10	1.98	(0.11)	—	11.49
Class C
2007[2]	$15.78	$0.17	$1.94	$(0.20)	$(1.43)	$16.26
2006[2]	13.59	0.10	2.30	(0.13)	(0.08)	15.78
2005[3]	13.81	—	(0.22)	—	—	13.59
2005[4]	12.70	0.11	1.13	(0.12)	(0.01)	13.81
2004[4]	11.51	0.08	1.22	(0.11)	—	12.70
2003[4]	9.54	0.10	1.98	(0.11)	—	11.51
Class R5
2007[2]	$15.88	$0.23	$1.98	$(0.25)	$(1.43)	$16.41
2006[2]	13.66	0.17	2.31	(0.18)	(0.08)	15.88
2005[3]	13.88	0.01	(0.23)	—	—	13.66
2005[4]	12.78	0.11	1.20	(0.20)	(0.01)	13.88
2004[4]	11.56	0.19	1.22	(0.19)	—	12.78
2003[4]	9.57	0.19	1.99	(0.19)	—	11.56
Class Y
2007[2]	$16.00	$0.33	$1.98	$(0.33)	$(1.43)	$16.55
2006[2]	13.76	0.24	2.33	(0.25)	(0.08)	16.00
2005[3]	13.98	0.01	(0.21)	(0.01)	(0.01)	13.76
2005[4]	12.85	0.24	1.15	(0.25)	(0.01)	13.98
2004[4]	11.63	0.21	1.24	(0.23)	—	12.85
2003[4]	9.63	0.21	2.00	(0.21)	—	11.63

[1]	Per share data calculated using average shares outstanding method.

[2]	For the period November 1 to October 31 in the year indicated.

[3]	For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund’s fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

[4]	For the period October 1 to September 30 in the year indicated.

[5]	Prior to July 1, 2004, Class R shares were named Class S shares.

[6]	Total return does not include sales charges. Total return would have been lower had certain expenses not been waived.
The accompanying notes are an integral part of the financial statements.
122      First American Funds  2007 Annual Report

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses to	Income (Loss)
		Ratio of	Investment	Average	to Average
	Net Assets	Expenses to	Income (Loss)	Net Assets	Net Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return[6]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

15.24%	$179,379	1.16%	1.83%	1.16%	1.83%	20%
18.66	171,814	1.18	1.40	1.18	1.40	23
(1.53)	171,998	1.20	0.70	1.20	0.70	—
10.65	176,878	1.16	1.51	1.19	1.48	27
12.26	184,381	1.15	1.39	1.19	1.35	12
22.81	144,282	1.15	1.70	1.20	1.65	43

14.40%	$16,893	1.91%	1.09%	1.91%	1.09%	20%
17.76	19,845	1.93	0.65	1.93	0.65	23
(1.60)	21,003	1.95	(0.05)	1.95	(0.05)	—
9.86	21,639	1.91	0.78	1.94	0.75	27
11.37	23,869	1.90	0.65	1.94	0.61	12
21.97	22,156	1.90	0.95	1.95	0.90	43

14.37%	$9,241	1.91%	1.09%	1.91%	1.09%	20%
17.80	11,225	1.93	0.68	1.93	0.68	23
(1.59)	15,313	1.95	(0.05)	1.95	(0.05)	—
9.84	16,128	1.91	0.79	1.94	0.76	27
11.34	19,300	1.90	0.66	1.94	0.62	12
21.95	19,386	1.90	0.95	1.95	0.90	43

14.98%	$940	1.41%	1.48%	1.41%	1.48%	20%
18.33	511	1.43	1.14	1.57	1.00	23
(1.55)	418	1.45	0.45	1.60	0.30	—
10.33	415	1.41	0.83	1.59	0.65	27
12.18	1	1.15	1.52	1.19	1.48	12
22.91	17,170	1.15	1.80	1.20	1.75	43

15.54%	$1,061,433	0.91%	2.09%	0.91%	2.09%	20%
18.89	1,129,971	0.93	1.65	0.93	1.65	23
(1.50)	1,169,267	0.95	0.95	0.95	0.95	—
10.94	1,206,483	0.91	1.80	0.94	1.77	27
12.54	1,404,431	0.90	1.65	0.94	1.61	12
23.20	1,278,470	0.90	1.95	0.95	1.90	43

First American Funds  2007 Annual Report       123

Notes to  Financial Statements    October 31, 2007, all dollars and shares are rounded to thousands (000)

1 >	Organization

Real Estate Securities Fund, International Fund, International Select Fund, Small Cap Growth Opportunities Fund, Small Cap Select Fund, Small Cap Value Fund, Small-Mid Cap Core Fund, Mid Cap Growth Opportunities Fund, Mid Cap Value Fund, Large Cap Growth Opportunities Fund, Large Cap Select Fund, Large Cap Value Fund, Balanced Fund, and Equity Income Fund (each a “fund” and collectively, the “funds”) are mutual funds offered by First American Investment Funds, Inc. (“FAIF”), which is a member of the First American Family of Funds. As of October 31, 2007, FAIF offered 42 funds, including the funds listed above. FAIF is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. FAIF’s articles of incorporation permit the funds’ board of directors to create additional funds in the future. Each fund other than Real Estate Securities Fund is a diversified open-end management investment company. Real Estate Securities Fund is a non-diversified, open-end management investment company. Prior to October 3, 2005, Small-Mid Cap Core Fund had different investment strategies, was named Technology Fund, and also was non-diversified. Non-diversified funds may invest a large component of their net assets in securities of relatively few issuers.

FAIF offers Class A, Class B, Class C, Class R, and Class Y shares. Class A shares are sold with a front-end sales charge. Class B shares are subject to a contingent deferred sales charge for six years and automatically convert to Class A shares after eight years. Class C shares may be subject to a contingent deferred sales charge for 12 months, and will not convert to Class A shares. Class R shares have no sales charge and are offered only through certain tax-deferred retirement plans. Class Y shares have no sales charge and are offered only to qualifying institutional investors and certain other qualifying accounts. Class R shares are not offered by Small-Mid Cap Core Fund.

The funds’ prospectus provides descriptions of each fund’s investment objective, principal investment strategies, and principal risks. All classes of shares of a fund have identical voting, dividend, liquidation, and other rights, and the same terms and conditions, except that certain fees and expenses, including distribution and shareholder servicing fees, may differ among classes. Each class has exclusive voting rights on any matters relating to that class’ servicing or distribution arrangements.

2 >	Summary of Significant Accounting Policies

The significant accounting policies followed by the funds are as follows:

SECURITY VALUATIONS – Security valuations for the funds’ investments are furnished by an independent pricing service that has been approved by the funds’ board of directors. Investments in equity securities that are traded on a national securities exchange (or reported on the Nasdaq national market system) are stated at the last quoted sales price if readily available for such securities on each business day. For securities traded on the Nasdaq national market system, the funds utilize the Nasdaq Official Closing Price which compares the last trade to the bid/ask range of a security. If the last trade falls within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, then the ask will be the closing price. If the last trade is below the bid, then the bid will be the closing price. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price.

Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates market value.

The following investment vehicles, when held by a fund, are priced as follows: Exchange listed futures and options on futures are priced at their last sale price on the exchange on which they are principally traded, as determined by FAF Advisors, on the day the valuation is made. If there were no sales on that day, futures and options on futures will be valued at the last reported bid price. Options on securities, indices, and currencies traded on Nasdaq or listed on a stock exchange, whether domestic or foreign, are valued at the last sale price on Nasdaq or on any exchange on the day the valuation is made. If there were no sales on that day, the options will be valued at the last sale price on the previous valuation date. Last sale prices are obtained from an independent pricing service. Forward contracts (other than currency forward contracts), swaps, and over-the-counter options on securities, indices, and currencies are valued at the quotations received from an independent pricing service, if available.

When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the
124      First American Funds  2007 Annual Report

funds’ board of directors. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased and sold. If events occur that materially affect the value of securities (including non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities will be valued at fair value. As of October 31, 2007, Real Estate Securities Fund, Small Cap Growth Opportunities Fund, and Balanced Fund held fair valued securities with a total value of $69, $25, and $0, respectively, or 0.0%, 0.0%, and 0.0% of total net assets, respectively. The fair values of securities held by International Fund and International Select Fund are determined on each business day by an independent third party based on factors such as price changes for futures contracts, sector indices, American Depository Receipts, and currency exchange rates that occur between the close of the local market and the close of the New York Stock Exchange. The use of daily fair value pricing by International Fund and International Select Fund may cause the net asset value of their shares to differ significantly from the net asset value that would be determined without fair value pricing. Foreign securities are valued at the closing prices on the principal exchange on which they trade unless they are fair valued as described above. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

Investments in open-end mutual funds are valued at their respective net asset values on the valuation date.

SECURITY TRANSACTIONS AND INVESTMENT INCOME – For financial statement purposes, the funds record security transactions on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of bond premium and discount, is recorded on an accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS – Equity Income Fund and Large Cap Value Fund declare and pay income dividends monthly. Balanced Fund, Large Cap Select Fund, Mid Cap Value Fund, and Real Estate Securities Fund declare and pay income dividends quarterly. International Fund, International Select Fund, Large Cap Growth Opportunities Fund, Mid Cap Growth Opportunities Fund, Small Cap Growth Opportunities Fund, Small Cap Select Fund, Small Cap Value Fund, and Small-Mid Cap Core Fund declare and pay income dividends annually. Distributions are payable in cash or reinvested in additional shares of the funds. Any net realized capital gains on sales of a fund’s securities are distributed to shareholders at least annually.

Real Estate Securities Fund receives substantial distributions from holdings in real estate investment trusts (“REITs”). Distributions from REITs may be characterized as ordinary income, net capital gain, or a return of capital to the REIT shareholder. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, Real Estate Securities Fund must use estimates in reporting the character of its income and distributions for financial statement purposes. The actual character of distributions to fund shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by a fund shareholder may represent a return of capital.

FEDERAL TAXES – Each fund is treated as a separate taxable entity. Each fund intends to continue to qualify as a regulated investment company as provided in Subchapter M of the Internal Revenue Code, as amended, and to distribute all taxable income, if any, to its shareholders. Accordingly, no provision for federal income taxes is required.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book-to-tax differences. These differences are primarily due to deferred wash sale and straddle losses, foreign currency gains and losses, investments in limited partnerships and REITs, and the “mark-to-market” of certain passive foreign investment companies (“PFICs”) for tax purposes. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the fiscal period that the differences arise.

On the Statements of Assets and Liabilities, the following reclassifications were made:

	Accumulated	Undistributed
	Net Realized	Net Investment	Portfolio
	Gain (Loss)	Income	Capital

Real Estate Securities Fund	$4,550	$(4,550)	$—
International Fund	(19,066)	(742)	19,808
International Select Fund	315	(315)	—
Small Cap Growth Opportunities Fund	(6,590)	2,573	4,017
Small Cap Select Fund	(19,356)	806	18,550
Small Cap Value Fund	(7,559)	35	7,524
Small-Mid Cap Core Fund	58	161	(219)
Mid Cap Growth Opportunities Fund	(20,886)	6,928	13,958
Mid Cap Value Fund	(12,147)	524	11,623
Large Cap Growth Opportunities Fund	(558)	—	558
Large Cap Select Fund	(8,970)	—	8,970
Large Cap Value Fund	(17,649)	10	17,639
Balanced Fund	(5,457)	45	5,412
Equity Income Fund	(10,144)	(606)	10,750

First American Funds  2007 Annual Report       125

Notes to  Financial Statements    October 31, 2007, all dollars and shares are rounded to thousands (000)

The tax character of distributions paid during the fiscal period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal period or year in which the amounts are distributed may differ from the period or year that the income or realized gains (losses) were recorded by the fund. The tax character of distributions paid during the fiscal period ended October 31, 2007 and the fiscal year ended October 31, 2006, were as follows:

	October 31, 2007

	Ordinary	Long Term
Fund	Income	Gain	Total

Real Estate Securities Fund	$74,531	$31,221	$105,752
International Fund	19,153	31,015	50,168
International Select Fund	49	—	49
Small Cap Growth Opportunities Fund	17,479	2,440	19,919
Small Cap Select Fund	58,806	75,372	134,178
Small Cap Value Fund	21,986	43,593	65,579
Small-Mid Cap Core Fund	109	—	109
Mid Cap Growth Opportunities Fund	—	142,004	142,004
Mid Cap Value Fund	28,183	38,429	66,612
Large Cap Growth Opportunities Fund	1,284	9,668	10,952
Large Cap Select Fund	2,124	7,702	9,826
Large Cap Value Fund	30,236	53,410	83,646
Balanced Fund	8,951	23,751	32,702
Equity Income Fund	30,078	113,341	143,419

	October 31, 2006

	Ordinary	Long Term
Fund	Income	Gain	Total

Real Estate Securities Fund	$46,095	$52,224	$98,319
International Fund	19,958	—	19,958
Small Cap Growth Opportunities Fund	47,284	8,237	55,521
Small Cap Select Fund	50,757	107,691	158,448
Small Cap Value Fund	11,597	80,011	91,608
Mid Cap Growth Opportunities Fund	52,862	104,610	157,472
Mid Cap Value Fund	6,572	35,553	42,125
Large Cap Select Fund	10,875	7,247	18,122
Large Cap Value Fund	12,164	26,976	39,140
Balanced Fund	6,912	—	6,912
Equity Income Fund	21,829	7,683	29,512

As of October 31, 2007, components of accumulated earnings (deficit) on a tax-basis were as follows:

			Accumulated			Total
	Undistributed	Undistributed	Capital and		Other	Accumulated
	Ordinary	Long Term	Post-October	Unrealized	Accumulated	Earnings
Fund	Income	Capital Gains	Losses	Appreciation	Losses	(Deficit)

Real Estate Securities Fund	$27,580	$68,445	$—	$156,280	$—	$252,305
International Fund	21,016	137,164	(2,284)	577,314	—	733,210
International Select Fund	6,219	1,497	—	36,176	(8)	43,884
Small Cap Growth Opportunities Fund	17,231	3,956	—	25,973	(69)	47,091
Small Cap Select Fund	7,335	45,547	(19,442)	87,034	(148)	120,326
Small Cap Value Fund	16,773	20,160	—	30,440	—	67,373
Small-Mid Cap Core Fund	—	—	(441,953)	11,195	—	(430,758)
Mid Cap Growth Opportunities Fund	27,656	161,089	(20,168)	449,176	—	617,753
Mid Cap Value Fund	24,186	45,574	—	163,973	—	233,733
Large Cap Growth Opportunities Fund	13,655	58,187	(47,305)	191,780	—	216,317
Large Cap Select Fund	33,926	22,823	—	49,637	—	106,386
Large Cap Value Fund	27,719	73,894	—	147,298	—	248,911
Balanced Fund	16,697	16,582	—	26,381	(251)	59,409
Equity Income Fund	6,581	75,010	—	425,686	—	507,277

The differences between book and tax basis unrealized appreciation (depreciation) are primarily due to the tax deferral of losses on wash sales and investments in limited partnerships, the amount of gain (loss) recognized for tax purposes due to mark-to-market adjustments on open futures contracts, and the mark-to-market for certain PFICs for tax purposes.
126      First American Funds  2007 Annual Report

As of October 31, 2007, the following funds had capital loss carryforwards, which, if not offset by subsequent capital gains, will expire on the funds’ fiscal year-ends as follows:

	Expiration Year

Fund	2008	2009	2010	2011	2012	2013	2014	Total

International Fund	$—	$2,284	$—	$—	$—	$—	$—	$2,284
Small Cap Select Fund	—	19,442	—	—	—	—	—	19,442
Small-Mid Cap Core Fund	1,524	334,004	102,105	4,320	—	—	—	441,953
Mid Cap Growth Opportunities Fund	—	20,168	—	—	—	—	—	20,168
Large Cap Growth Opportunities Fund	—	47,305	—	—	—	—	—	47,305

In accordance with Section 382 of the Internal Revenue Code, utilization of all or a portion of the above capital loss carryovers is limited on an annual basis for International Fund, Small Cap Select Fund, Small-Mid Cap Core Fund, Mid Cap Growth Opportunities Fund, and Large Cap Growth Opportunities Fund to $2,284, $9,721, $1,524, $10,084, and $23,652, respectively.

FUTURES TRANSACTIONS – In order to gain exposure to or protect against changes in the market, to maintain sufficient liquidity to meet redemption requests and to increase the level of fund assets devoted to replicating the composition of the S&P and Russell indices while reducing transaction costs, certain funds may enter into S&P stock index futures contracts and other stock index futures contracts. The Balanced Fund may also enter into interest rate index futures contracts. Upon entering into a futures contract, the fund is required to deposit cash or pledge U.S. government securities. The margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the fund each day (daily variation margin) and are recorded as unrealized gains (losses) until the contract is closed. When the contract is closed, the fund records a realized gain (loss) equal to the difference between the proceeds from (or cost of) the closing transaction and the fund’s basis in the contract.

Risks of entering into futures contracts, in general, include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a fund could lose more than the original margin deposit required to initiate a futures transaction. These contracts involve market risk in excess of the amount reflected in the fund’s Statement of Assets and Liabilities. Unrealized gains (losses) on outstanding positions in futures contracts held at the close of the year will be recognized as capital gains (losses) for federal income tax purposes.

As of October 31, 2007, the outstanding futures contracts of International Select Fund and Balanced Fund are disclosed in their Schedules of Investments.

OPTIONS TRANSACTIONS – The funds may utilize options in an attempt to manage market or business risk or enhance returns. When a call or put option is written, an amount equal to the premium received is recorded as a liability. The liability is marked-to-market daily to reflect the current market value of the option written. When a written option expires, a gain is realized in the amount of the premium originally received. If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon exercise of the option. As of October 31, 2007, the Balanced Fund held options written as disclosed in its Schedule of Investments.

Options purchased are recorded as investments and marked-to-market daily to reflect the current market value of the option contract. If an option purchased expires, a loss is realized in the amount of the cost of the option. If a closing transaction is entered into, a gain or loss is realized to the extent that the proceeds from the sale are greater or less than the cost of the option. If a purchased put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid. If a purchased call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid. As of October 31, 2007, Balanced Fund held options purchased as disclosed in its Schedule of Investments.

SWAP AGREEMENTS – Balanced Fund may invest in swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The fund may enter into interest rate and credit default swap agreements to manage its exposure to interest rates and credit risk.
First American Funds  2007 Annual Report       127

Notes to  Financial Statements    October 31, 2007, all dollars and shares are rounded to thousands (000)

Interest rate swap agreements involve the exchange by the fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). As of October 31, 2007, Balanced Fund had outstanding interest rate swaps as disclosed in its Schedule of Investments.

In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a specified reference entity on its obligation (typically a corporate issue or sovereign issue of an emerging country). The fund may use credit default swaps to provide a measure of protection against defaults of particular issuers (i.e., to reduce risk where the fund owns an issuance of or otherwise has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As of October 31, 2007, Balanced Fund had outstanding credit default swaps as disclosed in its Schedule of Investments.

Swaps are marked-to-market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss on the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected on the Statement of Assets and Liabilities. A liquidation payment received or made at the termination of the swap agreement is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received by the fund are included as part of miscellaneous income on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to an agreement may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreement, and that there may be unfavorable changes in interest rates.

FOREIGN CURRENCY TRANSLATION – The books and records of International Fund and International Select Fund relating to the funds’ non-U.S. dollar denominated investments are maintained in U.S. dollars on the following bases:

•	market value of investment securities, assets, and liabilities are translated at the current rate of exchange; and

•	purchases and sales of investment securities, income, and expenses are translated at the relevant rates of exchange prevailing on the respective dates of such transactions.

International Fund and International Select Fund do not isolate the portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

International Fund and International Select Fund report certain foreign currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes. At October 31, 2007, International Fund and International Select Fund had foreign currency holdings consisting of multiple denominations.

FORWARD FOREIGN CURRENCY CONTRACTS – The International Fund and International Select Fund may enter into forward foreign currency contracts as hedges against either specific transactions or fund positions. The aggregate principal amount of the contracts are not recorded because the funds intend to settle the contracts prior to delivery. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The funds realize gains or losses at the time the forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for federal income tax purposes.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit a potential gain that might result should the value of the currency increase. These contracts involve market risk in excess of the amount reflected in the fund’s Statement of Assets and Liabilities. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular currency contract. In addition, there could be exposure to risks (limited to the amount of unrealized gains) if the counterparties to the contracts are unable to meet the terms of their contracts. At October 31, 2007, International Fund and International Select Fund had no outstanding forward foreign currency contracts.

SECURITIES PURCHASED ON A WHEN-ISSUED BASIS – Delivery and payment for securities that have been purchased by a fund on a when-issued or forward-commitment basis can take place up to a month or more after the transaction. Such securities do not earn interest, are subject to market fluctuations, and may increase or decrease in value prior to their delivery. Each fund segregates assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward-
128      First American Funds  2007 Annual Report

commitment basis may increase the volatility of the fund’s net asset value if the fund makes such purchases while remaining substantially fully invested. At October 31, 2007, Balanced Fund had when-issued or forward-commitment securities outstanding with a total cost of $1,273.

In connection with the ability to purchase securities on a when-issued basis, each fund may also enter into dollar rolls in which the fund sells securities purchased on a forward-commitment basis and simultaneously contracts with a counterparty to repurchase similar (same type, coupon, and maturity), but not identical, securities on a specified future date. As an inducement for the fund to “roll over” its purchase commitments, the fund receives negotiated amounts in the form of reductions of the purchase price of the commitment. Dollar rolls are considered a form of leverage. As of and for the fiscal period ended October 31, 2007, the funds had no dollar rolls.

ILLIQUID OR RESTRICTED SECURITIES – A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the fund. Illiquid securities may be valued under methods approved by the funds’ board of directors as reflecting fair value. Each fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Certain restricted securities may be considered illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, and may have contractual restrictions on resale. Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144A securities, are not subject to the limitation on a fund’s investment in illiquid securities if they are determined to be liquid in accordance with procedures adopted by the funds’ board of directors. At October 31, 2007, Real Estate Securities Fund, Small Cap Growth Opportunities Fund, and Balanced Fund had investments in illiquid securities with a total value of $69, $2,510, and $1, respectively, or 0.0%, 0.8%, and 0.0%, respectively, of total net assets.

Information concerning illiquid securities, including restricted securities considered to be illiquid, is as follows:

		Dates
Real Estate Securities Fund	Shares	Acquired	Cost Basis

Beacon Capital	34	3/98	$435
Newcastle Investment Holdings	35	6/98	153

		Dates
Small Cap Growth Opportunities Fund	Shares	Acquired	Cost Basis

Ember Resources	1,342	1/06-3/07	$7,175
Hollis-Eden Pharmaceuticals Warrants	71	2/06	161
Kuhlman Company Warrants	282	1/06	273
Tridium, Class B, Escrow Shares	279	1/06	—
VideoPropulsion	785	12/99	—

		Dates
Balanced Fund	Par	Acquired	Cost Basis

Duty Free International	$588	1/99-11/02	$588
Westam Mortgage Financial	1	10/02	1

SECURITIES LENDING – In order to generate additional income, a fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. Each fund’s policy is to receive collateral from the borrower in the form of cash, U.S. government securities, or other high-grade debt obligations equal to at least 100% of the value of securities loaned. If the value of the securities on loan increases, additional collateral is received from the borrower. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially.

U.S. Bank National Association (“U.S. Bank”), the parent company of the funds’ advisor, serves as the securities lending agent for the funds in transactions involving the lending of portfolio securities on behalf of the funds. U.S. Bank acts as the securities lending agent pursuant to, and subject to compliance with conditions contained in, an exemptive order issued by the Securities and Exchange Commission (“SEC”). U.S. Bank receives fees as a percentage of each fund’s net income from securities lending transactions. With respect to International Fund and International Select Fund, a portion of this amount is paid to State Street Bank and Trust for acting as sub-lending agent. For each fund other than International Fund and International Select Fund, collateral for securities on loan is invested in a money market fund administered by FAF Advisors, Inc. (“FAF Advisors”) and FAF Advisors receives an administration fee equal to 0.02% of such fund’s average daily net assets. For International Fund and International Select Fund, State Street Bank and Trust continues to act as sub-lending agent and receives a portion of U.S. Bank’s fee.
First American Funds  2007 Annual Report       129

Notes to  Financial Statements    October 31, 2007, all dollars and shares are rounded to thousands (000)

Securities lending fees paid to U.S. Bank by the funds during the fiscal period ended October 31, 2007, were as follows:

Fund

Real Estate Securities Fund	$289
Small Cap Growth Opportunities Fund	193
Small Cap Select Fund	1,004
Small Cap Value Fund	178
Small-Mid Cap Core Fund	62
Mid Cap Growth Opportunities Fund	688
Mid Cap Value Fund	258
Large Cap Growth Opportunities Fund	123
Large Cap Select Fund	69
Large Cap Value Fund	88
Balanced Fund	82
Equity Income Fund	107

Income from securities lending is recorded on the Statement of Operations as securities lending income net of fees paid to U.S. Bank.

SECURITY LITIGATION SETTLEMENTS – Income from settlement proceeds related to portfolio securities is recorded as an adjustment to realized or unrealized gains or losses. For the fiscal year ended October 31, 2007, International Fund, Small Cap Growth Opportunities Fund, Small Cap Select Fund, Small Cap Value Fund, Small-Mid Cap Core Fund, Mid Cap Growth Opportunities Fund, Mid Cap Value Fund, Large Cap Growth Opportunities Fund, Large Cap Select Fund, Large Cap Value Fund, Balanced Fund, and Equity Income Fund received settlement proceeds of $7, $211, $365, $258, $414, $331, $10, $2,846, $11, $668, $1,003, and $1,064, respectively, as an adjustment to realized gains or losses for settlement proceeds related to securities no longer included in the portfolio.

EXPENSES – Expenses that are directly related to one of the funds are charged directly to that fund. Other operating expenses are allocated to the funds on several bases, including evenly across all funds, allocated based on relative net assets of all funds within the First American Family of Funds, or a combination of both methods. Class specific expenses, such as distribution fees and shareholder servicing fees, are borne by that class. Income, other expenses, and realized and unrealized gains and losses of a fund are allocated to each respective class in proportion to the relative net assets of each class.

INTERFUND LENDING PROGRAM – Pursuant to an exemptive order issued by the SEC, the funds, along with other registered investment companies in the First American Family of Funds, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. The funds did not have any interfund lending transactions during the fiscal period ended October 31, 2007.

DEFERRED COMPENSATION PLAN – Under a Deferred Compensation Plan (the “Plan”), non-interested directors of the First American Family of Funds may participate and elect to defer receipt of part or all of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of selected open-end First American Funds, preselected by each director. All amounts in the Plan are 100% vested, and accounts under the Plan are obligations of the funds. Deferred amounts remain in the funds until distributed in accordance with the Plan.

USE OF ESTIMATES IN PREPARATION OF FINANCIAL STATEMENTS – The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

3 >	Fees and Expenses

INVESTMENT ADVISORY FEES – Pursuant to an investment advisory agreement (the “Agreement”), FAF Advisors manages each fund’s assets and furnishes related office facilities, equipment, research, and personnel. The Agreement requires each fund to pay FAF Advisors a monthly fee based upon average daily net assets. The annual fee for each fund is as follows:

Advisory Fee
as a % of Average
Fund	Daily Net Assets

Real Estate Securities Fund	0.70%
International Fund	1.00
International Select Fund	1.00
Small Cap Growth Opportunities Fund	1.00
Small Cap Select Fund	0.70
Small Cap Value Fund	0.70
Small-Mid Cap Core Fund	0.70
Mid Cap Growth Opportunities Fund	0.70
Mid Cap Value Fund	0.70
Large Cap Growth Opportunities Fund*	0.65
Large Cap Select Fund*	0.65
Large Cap Value Fund*	0.65
Balanced Fund*	0.65
Equity Income Fund*	0.65

*	The advisory fees for Large Cap Growth Opportunities Fund, Large Cap Select Fund, Large Cap Value Fund, Balanced Fund, and Equity Income Fund are equal to an annual rate of 0.65% of the average daily net assets up to $3 billion, 0.625% of the average daily net assets on the next $2 billion, and 0.60% of the average daily net assets in excess of $5 billion.

FAF Advisors has agreed to waive fees and reimburse other fund expenses for the following funds through June 30, 2008, so that total fund operating
130      First American Funds  2007 Annual Report

expenses, as a percentage of average daily net assets, do not exceed the following amounts:

	Share Class

Fund	A	B	C	R	Y

International Fund	1.49%	2.24%	2.24%	1.74%	1.24%
International Select Fund	1.49	2.24	2.24	1.74	1.24
Small Cap Growth Opportunities Fund	1.47	2.22	2.22	1.72	1.22
Small-Mid Cap Core Fund	1.41	2.16	2.16	N/A	1.16
Balanced Fund	1.10	1.85	1.85	1.35	0.85

N/A = Not Applicable

The funds may invest in related money market funds that are series of First American Funds, Inc., subject to certain limitations. In order to avoid the payment of duplicative investment advisory fees to FAF Advisors, which acts as the investment advisor to both the investing funds and the related money market funds, FAF Advisors will reimburse each investing fund an amount equal to that portion of FAF Advisor’s investment advisory fee received from the related money market funds that is attributable to the assets of the investing fund.

ADMINISTRATION FEES – FAF Advisors serves as the funds’ administrator pursuant to an administration agreement between FAF Advisors and the funds. U.S. Bancorp Fund Services, LLC (“USBFS”) serves as sub-administrator pursuant to a sub-administration agreement between USBFS and FAF Advisors. FAF Advisors is a subsidiary of U.S. Bank. Both U.S. Bank and USBFS are direct subsidiaries of U.S. Bancorp. Under the administration agreement, FAF Advisors is compensated to provide, or compensates other entities to provide, services to the funds. These services include various legal, oversight, administrative, and accounting services. The funds pay FAF Advisors administration fees, which are calculated daily and paid monthly, equal to each fund’s pro rata share of an amount equal, on an annual basis, to 0.25% of the aggregate average daily net assets of all open-end mutual funds in the First American Family of Funds up to $8 billion, 0.235% on the next $17 billion of the aggregate average daily net assets, 0.22% on the next $25 billion of the aggregate average daily net assets, and 0.20% of the aggregate average daily net assets in excess of $50 billion. All fees paid to the sub-administrator are paid from the administration fee. In addition to these fees, the funds may reimburse FAF Advisors and the sub-administrator for any out-of-pocket expenses incurred in providing administration services.

SUB-ADVISORY FEES – J.P. Morgan Investment Management Inc. (“JP Morgan”) serves as investment sub-advisor to the International Fund pursuant to a sub-advisory agreement with FAF Advisors. For the services under its sub-advisory agreement with FAF Advisors, JP Morgan is paid a monthly fee by FAF Advisors equal, on an annual basis, to 0.34% of the first $100 million of the fund’s average daily net assets, 0.30% of the next $250 million of the fund’s average daily net assets, 0.24% of the next $1.25 billion of the fund’s average daily net assets, and 0.22% of the fund’s average daily net assets in excess of $1.60 billion.

Altrinsic Global Advisors, LLC (“Altrinsic”), Hansberger Global Investors, Inc. (“HGI”), and Lazard Asset Management LLC (“Lazard”) each serve as investment sub-advisor to the International Select Fund pursuant to separate sub-advisory agreements with FAF Advisors. Each sub-advisor has discretion to select portfolio securities for its portion of the fund. FAF Advisors pays monthly fees to Altrinsic, HGI, and Lazard for the services provided under their respective sub-advisory agreements with FAF Advisors.

TRANSFER AGENT FEES – USBFS serves as the funds’ transfer agent pursuant to a transfer agent agreement with FAIF. The funds are charged transfer agent fees based on a per shareholder account basis, subject to a minimum fee per share class. These fees are charged to each fund based on the number of accounts within that fund. In addition to these fees, the funds may reimburse USBFS for out-of-pocket expenses incurred in providing transfer agent services.

CUSTODIAN FEES – U.S. Bank serves as the custodian for each fund other than International Fund and International Select Fund pursuant to a custodian agreement with FAIF. The fee for each fund (except International Fund and International Select Fund) is equal to an annual rate of 0.005% of average daily net assets. State Street Bank (“SSB”) serves as the custodian for International Fund and International Select Fund pursuant to a custodian agreement with FAIF. The International Fund and International Select Fund pay SSB various asset-based fees and transaction charges based on the issuer’s country. All fees are computed daily and paid monthly.

Under the custodian agreements, interest earned on uninvested cash balances is used to reduce a portion of each fund’s custodian expenses. The International Fund and International Select Fund have also entered into agreements with SSB to receive certain credits to reduce the amount of custody fees incurred. These credits, if any, are disclosed as “Indirect payments from custodian” in the Statement of Operations. Conversely, the custodians charge a fee for any cash overdrafts incurred, which increases the fund’s custodian expenses.

For the fiscal period ended October 31, 2007, custodian fees were increased as a result of overdrafts and decreased as a result of interest earned (and other
First American Funds  2007 Annual Report       131

Notes to  Financial Statements    October 31, 2007, all dollars and shares are rounded to thousands (000)

custodian credits for International Fund and International Select Fund) as follows:

Fund	Increased	Decreased

Real Estate Securities Fund	$4	$3
International Fund	—	496
International Select Fund	—	47
Small Cap Growth Opportunities Fund	—	9
Small Cap Select Fund	3	13
Small Cap Value Fund	1	5
Small-Mid Cap Core Fund	2	1
Mid Cap Growth Opportunities Fund	—	9
Mid Cap Value Fund	—	9
Large Cap Growth Opportunities Fund	22	4
Large Cap Select Fund	8	1
Large Cap Value Fund	3	4
Balanced Fund	—	4
Equity Income Fund	1	1

DISTRIBUTION AND SHAREHOLDER SERVICING FEES – Quasar Distributors, LLC (“Quasar”), a subsidiary of U.S. Bancorp, serves as distributor of the funds pursuant to a distribution agreement with FAIF. Under the distribution agreement, and pursuant to a plan adopted by each fund under rule 12b-1 of the Investment Company Act, each fund pays Quasar a monthly distribution and/or shareholder servicing fee equal to an annual rate of 0.25%, 1.00%, 1.00%, and 0.50% of each fund’s average daily net assets attributable to Class A shares, Class B shares, Class C shares, and Class R shares, respectively. No distribution or shareholder servicing fees are paid by Class Y shares. These fees may be used by Quasar to provide compensation for sales support, distribution activities, and/or shareholder servicing activities.

Under these distribution and shareholder servicing agreements, the following amounts were retained by affiliates of FAF Advisors for the fiscal period ended October 31, 2007:

Fund

Real Estate Securities Fund	$330
International Fund	87
International Select Fund	3
Small Cap Growth Opportunities Fund	116
Small Cap Select Fund	380
Small Cap Value Fund	103
Small-Mid Cap Core Fund	52
Mid Cap Growth Opportunities Fund	518
Mid Cap Value Fund	240
Large Cap Growth Opportunities Fund	190
Large Cap Select Fund	15
Large Cap Value Fund	202
Balanced Fund	248
Equity Income Fund	419

OTHER EXPENSES – In addition to investment advisory fees, administration fees, transfer agent fees, custodian fees, and distribution and shareholder servicing fees, each fund is responsible for paying other operating expenses, including: legal, auditing, registration fees, postage and printing of shareholder reports, fees and expenses of independent directors, insurance, and other miscellaneous expenses. For the fiscal year ended October 31, 2007, legal fees and expenses of $75 were paid to a law firm of which an Assistant Secretary of the funds is a partner.

CONTINGENT DEFERRED SALES CHARGES – A contingent deferred sales charge (“CDSC”) is imposed on redemptions made in the Class B shares. The CDSC varies depending on the number of years from time of payment for the purchase of Class B shares until the redemption of such shares. Class B shares automatically convert to Class A shares after eight years.

CDSC as a Percentage
of Dollar Amount
Year Since Purchase	Subject to Charge

First	5.00%
Second	5.00
Third	4.00
Fourth	3.00
Fifth	2.00
Sixth	1.00
Seventh	—
Eighth	—

A CDSC of 1.00% is imposed on redemptions made in Class C shares for the first 12 months.

The CDSC for Class B shares and Class C shares is imposed on the value of the purchased shares or the value at the time of redemption, whichever is less.

For the fiscal period ended October 31, 2007, total front-end sales charges and CDSCs retained by affiliates of FAF Advisors for distributing the funds’ shares were as follows:

Fund

Real Estate Securities Fund	$333
International Fund	81
International Select Fund	21
Small Cap Growth Opportunities Fund	40
Small Cap Select Fund	412
Small Cap Value Fund	55
Small-Mid Cap Core Fund	25
Mid Cap Growth Opportunities Fund	188
Mid Cap Value Fund	162
Large Cap Growth Opportunities Fund	67
Large Cap Select Fund	16
Large Cap Value Fund	59
Balanced Fund	58
Equity Income Fund	155

132      First American Funds  2007 Annual Report

4 >	Capital Share Transactions

FAIF has 358 billion shares of $0.0001 par value capital stock authorized. Capital share transactions for the funds were as follows:

	Real Estate		International		International
	Securities Fund		Fund		Select Fund

	Year Ended	Year Ended	Year Ended	Year Ended	12/21/06* to
	10/31/07	10/31/06	10/31/07	10/31/06	10/31/07

Class A:
Shares issued	4,146	4,130	753	944	295
Shares issued in lieu of cash distributions	921	997	85	37	—
Shares redeemed	(5,215)	(2,737)	(1,079)	(1,467)	(29)

Total Class A transactions	(148)	2,390	(241)	(486)	266

Class B:
Shares issued	119	100	40	90	27
Shares issued in lieu of cash distributions	30	27	10	2	—
Shares redeemed	(114)	(57)	(152)	(165)	—

Total Class B transactions	35	70	(102)	(73)	27

Class C:
Shares issued	659	295	59	69	25
Shares issued in lieu of cash distributions	49	31	10	2	—
Shares redeemed	(398)	(77)	(200)	(157)	(1)

Total Class C transactions	310	249	(131)	(86)	24

Class R:
Shares issued	911	421	—	—	1
Shares issued in lieu of cash distributions	46	5	—	—	—
Shares redeemed	(546)	(76)	—	—	—

Total Class R transactions	411	350	—	—	1

Class Y:
Shares issued	7,923	7,940	10,532	16,815	30,297
Shares issued in lieu of cash distributions	1,720	1,946	1,920	865	5
Shares redeemed	(11,037)	(4,939)	(32,299)	(26,402)	(2,105)

Total Class Y transactions	(1,394)	4,947	(19,847)	(8,722)	28,197

Net increase (decrease) in capital shares	(786)	8,006	(20,321)	(9,367)	28,515

*	Commencement of operations.

	Small Cap Growth		Small Cap		Small Cap
	Opportunities Fund		Select Fund		Value Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/07	10/31/06	10/31/07	10/31/06	10/31/07	10/31/06

Class A:
Shares issued	2,066	4,199	12,088	9,110	680	865
Shares issued in lieu of cash distributions	449	735	1,842	1,595	670	769
Shares redeemed	(2,397)	(1,598)	(11,692)	(2,829)	(1,160)	(711)

Total Class A transactions	118	3,336	2,238	7,876	190	923

Class B:
Shares issued	12	27	171	169	15	32
Shares issued in lieu of cash distributions	23	84	203	260	103	167
Shares redeemed	(156)	(149)	(358)	(245)	(161)	(222)

Total Class B transactions	(121)	(38)	16	184	(43)	(23)

Class C:
Shares issued	42	50	1,625	568	90	61
Shares issued in lieu of cash distributions	8	30	213	217	61	85
Shares redeemed	(73)	(78)	(520)	(385)	(133)	(133)

Total Class C transactions	(23)	2	1,318	400	18	13

Class R:
Shares issued	22	68	2,900	176	193	133
Shares issued in lieu of cash distributions	4	—	43	6	24	1
Shares redeemed	(67)	(3)	(369)	(24)	(94)	(13)

Total Class R transactions	(41)	65	2,574	158	123	121

Class Y:
Shares issued	688	1,850	13,513	8,486	2,860	3,416
Shares issued in lieu of cash distributions	368	1,388	4,956	7,353	3,430	4,769
Shares redeemed	(2,772)	(3,669)	(18,273)	(12,717)	(7,072)	(6,538)

Total Class Y transactions	(1,716)	(431)	196	3,122	(782)	1,647

Net increase (decrease) in capital shares	(1,783)	2,934	6,342	11,740	(494)	2,681

First American Funds  2007 Annual Report       133

Notes to  Financial Statements    October 31, 2007, all dollars and shares are rounded to thousands (000)

	Small-Mid Cap		Mid Cap Growth		Mid Cap
	Core Fund		Opportunities Fund		Value Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/07	10/31/06	10/31/07	10/31/06	10/31/07	10/31/06

Class A:
Shares issued	550	1,273	2,690	3,381	5,728	4,315
Shares issued in lieu of cash distributions	—	—	747	775	541	155
Shares redeemed	(1,238)	(1,315)	(2,071)	(4,096)	(3,006)	(929)

Total Class A transactions	(688)	(42)	1,366	60	3,263	3,541

Class B:
Shares issued	33	52	49	63	48	73
Shares issued in lieu of cash distributions	—	—	40	42	21	21
Shares redeemed	(327)	(435)	(123)	(79)	(90)	(157)

Total Class B transactions	(294)	(383)	(34)	26	(21)	(63)

Class C:
Shares issued	123	231	241	240	377	460
Shares issued in lieu of cash distributions	—	—	47	45	43	17
Shares redeemed	(155)	(235)	(125)	(183)	(152)	(95)

Total Class C transactions	(32)	(4)	163	102	268	382

Class R1:
Shares issued	—	—	318	338	847	685
Shares issued in lieu of cash distributions	—	—	43	27	47	4
Shares redeemed	—	—	(155)	(66)	(488)	(55)

Total Class R transactions	—	—	206	299	406	634

Class Y:
Shares issued	2,627	5,352	4,461	4,107	3,775	4,891
Shares issued in lieu of cash distributions	4	—	1,889	2,385	1,321	1,130
Shares redeemed	(2,229)	(2,340)	(4,936)	(7,045)	(4,689)	(3,614)

Total Class Y transactions	402	3,012	1,414	(553)	407	2,407

Net increase (decrease) in capital shares	(612)	2,583	3,115	(66)	4,323	6,901

[1]	Class R is not offered by the Small-Mid Cap Core Fund.

	Large Cap Growth		Large Cap		Large Cap
	Opportunities Fund		Select Fund		Value Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/07	10/31/06	10/31/07	10/31/06	10/31/07	10/31/06

Class A:
Shares issued	413	459	121	345	393	522
Shares issued in lieu of cash distributions	33	—	7	10	443	237
Shares redeemed	(837)	(1,174)	(130)	(281)	(1,045)	(1,595)

Total Class A transactions	(391)	(715)	(2)	74	(209)	(836)

Class B:
Shares issued	29	27	4	14	21	31
Shares issued in lieu of cash distributions	6	—	1	1	37	25
Shares redeemed	(183)	(265)	(8)	(13)	(150)	(323)

Total Class B transactions	(148)	(238)	(3)	2	(92)	(267)

Class C:
Shares issued	40	19	5	5	38	26
Shares issued in lieu of cash distributions	3	—	—	1	18	10
Shares redeemed	(93)	(120)	(3)	(2)	(87)	(78)

Total Class C transactions	(50)	(101)	2	4	(31)	(42)

Class R:
Shares issued	4	9	1	10	2	7
Shares issued in lieu of cash distributions	—	—	—	—	1	—
Shares redeemed	(7)	(1)	(7)	(2)	(2)	—

Total Class R transactions	(3)	8	(6)	8	1	7

Class Y:
Shares issued	2,632	4,473	3,283	12,008	2,404	4,621
Shares issued in lieu of cash distributions	158	—	234	515	2,150	1,056
Shares redeemed	(8,796)	(8,081)	(8,527)	(5,046)	(9,744)	(6,211)

Total Class Y transactions	(6,006)	(3,608)	(5,010)	7,477	(5,190)	(534)

Net increase (decrease) in capital shares	(6,598)	(4,654)	(5,019)	7,565	(5,521)	(1,672)

134      First American Funds  2007 Annual Report

	Balanced		Equity
	Fund		Income Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/07	10/31/06	10/31/07	10/31/06

Class A:
Shares issued	631	877	931	876
Shares issued in lieu of cash distributions	769	154	1,124	220
Shares redeemed	(1,737)	(2,330)	(1,942)	(2,869)

Total Class A transactions	(337)	(1,299)	113	(1,773)

Class B:
Shares issued	25	34	79	67
Shares issued in lieu of cash distributions	86	12	125	20
Shares redeemed	(580)	(648)	(423)	(375)

Total Class B transactions	(469)	(602)	(219)	(288)

Class C:
Shares issued	34	44	51	63
Shares issued in lieu of cash distributions	19	2	68	14
Shares redeemed	(76)	(226)	(262)	(492)

Total Class C transactions	(23)	(180)	(143)	(415)

Class R:
Shares issued	2	3	39	8
Shares issued in lieu of cash distributions	—	—	4	—
Shares redeemed	(1)	(1)	(18)	(7)

Total Class R transactions	1	2	25	1

Class Y:
Shares issued	1,971	3,312	5,150	5,379
Shares issued in lieu of cash distributions	1,790	393	3,727	637
Shares redeemed	(6,272)	(6,111)	(15,349)	(20,386)

Total Class Y transactions	(2,511)	(2,406)	(6,472)	(14,370)

Net decrease in capital shares	(3,339)	(4,485)	(6,696)	(16,845)

Class B shares converted to Class A shares (reflected above as Class A shares issued and Class B shares redeemed) during the fiscal period ended October 31, 2007 and the fiscal year ended October 31, 2006, were as follows:

	Fiscal
	Period	Year
	Ended	Ended
Fund	10/31/07	10/31/06

Real Estate Securities Fund	13	13
International Fund	47	41
International Select Fund	—	N/A
Small Cap Growth Opportunities Fund	66	43
Small Cap Select Fund	125	66
Small Cap Value Fund	39	88
Small-Mid Cap Core Fund	106	143
Mid Cap Growth Opportunities Fund	71	19
Mid Cap Value Fund	34	78
Large Cap Growth Opportunities Fund	99	125
Large Cap Select Fund	1	1
Large Cap Value Fund	76	185
Balanced Fund	407	331
Equity Income Fund	223	110

N/A = Not Applicable

5 >	Investment Security Transactions

During the fiscal year ended October 31, 2007, purchases of securities and proceeds from sales of securities, other than temporary investments in short-term securities, were as follows:

	U.S. Government		Other Investment
	Securities		Securities

Fund	Purchases	Sales	Purchases	Sales

Real Estate Securities Fund	$—	$—	$2,067,600	$2,154,367
International Fund	—	—	246,356	595,061
International Select Fund	—	—	433,040	77,421
Small Cap Growth Opportunities Fund	—	—	364,136	425,677
Small Cap Select Fund	—	—	1,017,795	1,064,561
Small Cap Value Fund	—	—	251,580	311,252
Small-Mid Cap Core Fund	—	—	176,100	181,572
Mid Cap Growth Opportunities Fund	—	—	1,675,534	1,735,083
Mid Cap Value Fund	—	—	1,032,391	991,288
Large Cap Growth Opportunities Fund	—	—	847,445	1,073,403
Large Cap Select Fund	—	—	649,529	738,634
Large Cap Value Fund	—	—	719,589	896,072
Balanced Fund	174,789	177,350	327,640	393,629
Equity Income Fund	—	—	255,087	474,219

The aggregate gross unrealized appreciation and depreciation of securities held by the funds and the total cost of securities (including cost of securities purchased
First American Funds  2007 Annual Report       135

Notes to  Financial Statements    October 31, 2007, all dollars and shares are rounded to thousands (000)

with proceeds from securities lending) for federal tax purposes at October 31, 2007, were as follows:

	Aggregate	Aggregate		Federal
	Gross	Gross		Income
Fund	Appreciation	Depreciation	Net	Tax Cost

Real Estate Securities Fund	$173,685	$(17,405)	$156,280	$1,155,570
International Fund	598,374	(21,181)	577,193	1,422,854
International Select Fund	46,900	(9,661)	37,239	307,242
Small Cap Growth Opportunities Fund	41,521	(15,548)	25,973	430,972
Small Cap Select Fund	151,321	(64,287)	87,034	1,421,418
Small Cap Value Fund	53,962	(23,522)	30,440	521,965
Small-Mid Cap Core Fund	15,188	(3,993)	11,195	150,438
Mid Cap Growth Opportunities Fund	511,288	(62,112)	449,176	2,238,844
Mid Cap Value Fund	197,188	(33,215)	163,973	1,292,995
Large Cap Growth Opportunities Fund	200,864	(9,084)	191,780	856,925
Large Cap Select Fund	65,060	(15,423)	49,637	509,689
Large Cap Value Fund	162,319	(15,021)	147,298	856,642
Balanced Fund	34,263	(8,139)	26,124	409,051
Equity Income Fund	439,360	(13,674)	425,686	976,110

The difference between cost for financial statement purposes and federal tax purposes is primarily due to losses deferred from wash sales, investments in limited partnerships and REITs, the amount of gain (loss) recognized for tax purposes due to mark-to-market adjustments on open futures contracts, and the mark-to-market of certain PFICs for tax purposes.

6 >	Options Written

Transactions in options written for the fiscal year ended October 31, 2007, were as follows:

	Put Options		Call Options
	Written		Written

	Number		Number
	of	Premium	of	Premium
Balanced Fund	Contracts	Amount	Contracts	Amount

Balance at October 31, 2006	—	$—	—	$—
Opened	304	78	77	20
Expired	—	—	—	—
Closed	(304)	(78)	(36)	(10)

Balance at October 31, 2007	—	—	41	10

7 >	Sector Risk

Portfolios that primarily invest in a particular sector may experience greater volatility than portfolios investing in a broad range of industry sectors. Real Estate Securities Fund primarily invests in income-producing common stocks of publicly traded companies engaged in the real estate industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional, and national basis in the past and that may continue in the future. As of October 31, 2007, Small Cap Growth Opportunities Fund and Large Cap Growth Opportunities Fund each had a significant portion of their assets invested in the information technology sector, which could be more sensitive to short product cycles and aggressive pricing than the technology industry as a whole. As of the same date, International Fund, Small Cap Value Fund, and Large Cap Value Fund had significant portions of their assets invested in the financial sector. The financial sector may be more greatly impacted by the performance of the overall economy, interest rates, competition, and consumer confidence and spending.

8 >	Indemnifications

The funds enter into contracts that contain a variety of indemnifications. The funds’ maximum exposure under these arrangements is unknown. However, the funds have not had prior claims of losses pursuant to these contracts and expect the risk of loss to be remote.

9 >	Redemption-in-Kind Transaction

On September 13, 2007, $51,656 was redeemed from Small Cap Select Fund as a redemption-in-kind transaction. In this transaction, the fund paid redemption proceeds by distributing a proportionate amount of securities in the fund’s portfolio. Remaining shareholders in the fund did not recognize any additional capital gains from the transaction.

10 >	Regulatory Settlement Proceeds

Small Cap Growth Opportunities Fund received $177 from Veras Capital Partners in settlement of administrative proceeds involving findings by the Securities and Exchange Commission of market timing and late trading of mutual funds. The settlement is presented in the fund’s statement of changes in net assets. Neither the fund nor its affiliates were involved in the proceedings.

11 >	New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current period. Adoption of FIN 48 is required for fiscal periods beginning after December 15, 2006, and is to be applied to all open tax periods as of that date. Recent Securities and Exchange Commission guidance allows implementing FIN 48 in fund net asset value calculations as late as the funds’ last net asset value calculation in the
136      First American Funds  2007 Annual Report

first required financial statement reporting period. As a result, all of the funds will incorporate FIN 48 in their semiannual report on April 30, 2008. At this time, management is evaluating the implications of FIN 48 and its impact in the Financial Statements has not yet been determined.

In September 2006, the FASB issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value, and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of October 31, 2007, the funds do not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.

12 >	Subsequent Event

On November 29, 2007, $1,595 was redeemed from Small Cap Growth Opportunities Fund as a redemption-in-kind transaction. In this transaction, the fund paid redemption proceeds by distributing a proportionate amount of securities in the fund’s portfolio. Remaining shareholders in the fund did not recognize any additional capital gains from the transaction.
First American Funds  2007 Annual Report       137

Notice to  Shareholders    October 31, 2007 (unaudited)
RESULTS OF A SPECIAL MEETING

A special meeting of the shareholders of the International Fund was held on September 27, 2007, for shareholders of record as of August 10, 2007. The shareholders of the fund voted on whether to approve a “manager-of-managers” structure for the fund. The results of the vote at the shareholder meeting held September 27, 2007 were as follows:

To authorize a “manager-of-managers” structure for the fund, whereby FAF Advisors, subject to certain conditions, will be able to add or replace sub-advisors to the fund, or materially amend existing sub-advisory agreements, without obtaining shareholder approval (not rounded):

For	Against	Abstain

2,499,963	87,886,069	82,686

TAX INFORMATION

The information set forth below is for each fund’s fiscal period as required by federal laws. Most shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal periods of a fund. Accordingly, the information needed for income tax purposes will be sent in early 2007 on Form 1099. Please consult your tax advisor for proper treatment of this information.

For the fiscal period ended October 31, 2007, each fund has designated long-term capital gains, ordinary income, dividends qualifying for the corporate received deduction, and qualified dividend income with regard to distributions paid during the period as follows:

	Long Term	Ordinary
	Capital Gains	Income	Total Taxable
	Distributions	Distributions	Distributions
Fund	(Tax Basis) (a)	(Tax Basis) (a)	(Tax Basis)

Real Estate Securities Fund	30%	70%	100%
International Fund (b)	62	38	100
International Select Fund (b)	0	100	100
Small Cap Growth Opportunities Fund	12	88	100
Small Cap Select Fund	56	44	100
Small Cap Value Fund	66	34	100
Small-Mid Cap Core Fund	0	100	100
Mid Cap Growth Opportunities Fund	100	0	100
Mid Cap Value Fund	58	42	100
Large Cap Growth Opportunities Fund	88	12	100
Large Cap Select Fund	78	22	100
Large Cap Value Fund	64	36	100
Balanced Fund	73	27	100
Equity Income Fund	79	21	100

(a)	Based on a percentage of the fund’s total distributions.

(b)	The International and International Select Fund have elected to pass through to shareholders foreign taxes under Section 853 of the Internal Revenue Code. Foreign taxes paid for the funds were $4,021,401 and $367,162, respectively, and foreign source income for the funds was $44,485,297 and $3,925,313, respectively.
138      First American Funds  2007 Annual Report

Shareholder Notification of Federal Tax Status:

Each fund has designated the following percentages of the ordinary income distributions during the fiscal period ended October 31, 2007 as dividends qualifying for the dividends received deduction available to corporate shareholders:

Real Estate Securities Fund	0.88%
International Fund	0.00
International Select Fund	0.00
Small Cap Growth Opportunities Fund	2.79
Small Cap Select Fund	6.14
Small Cap Value Fund	18.02
Small-Mid Cap Core Fund	86.69
Mid Cap Growth Opportunities Fund	0.00
Mid Cap Value Fund	43.07
Large Cap Growth Opportunities Fund	100.00
Large Cap Select Fund	19.83
Large Cap Value Fund	55.93
Balanced Fund	18.85
Equity Income Fund	100.00

In addition, each fund has designated the following percentages of the ordinary income distributions from net investment income during the fiscal period ended October 31, 2007 as qualified dividend income available to individual shareholders under the Jobs and Growth Tax Relief Reconciliation Act of 2003:

Real Estate Securities Fund	1.32%
International Fund	100.00
International Select Fund	51.34
Small Cap Growth Opportunities Fund	5.96
Small Cap Select Fund	6.41
Small Cap Value Fund	18.58
Small-Mid Cap Core Fund	86.69
Mid Cap Growth Opportunities Fund	0.00
Mid Cap Value Fund	44.23
Large Cap Growth Opportunities Fund	100.00
Large Cap Select Fund	20.21
Large Cap Value Fund	80.45
Balanced Fund	19.83
Equity Income Fund	100.00

Additional Information Applicable to Foreign Shareholders Only:

The percentage of ordinary income distributions that are designated as interest-related dividends under Internal Revenue Code Section 871(k)(1)(C) for each fund were as follows:

Fund

Real Estate Securities Fund	0.35%
International Fund	39.90
International Select Fund	14.25
Small Cap Growth Opportunities Fund	0.59
Small Cap Select Fund	0.60
Small Cap Value Fund	0.73
Small-Mid Cap Core Fund	0.00
Mid Cap Growth Opportunities Fund	0.00
Mid Cap Value Fund	1.71
Large Cap Growth Opportunities Fund	6.97
Large Cap Select Fund	0.88
Large Cap Value Fund	0.77
Balanced Fund	19.35
Equity Income Fund	0.59

First American Funds  2007 Annual Report       139

Notice to  Shareholders    October 31, 2007 (unaudited)

The percentage of ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C) for each fund were as follows:

Fund

Real Estate Securities Fund	80.95%
International Fund	0.00
International Select Fund	0.00
Small Cap Growth Opportunities Fund	100.00
Small Cap Select Fund	100.00
Small Cap Value Fund	93.74
Small-Mid Cap Core Fund	0.00
Mid Cap Growth Opportunities Fund	0.00
Mid Cap Value Fund	78.01
Large Cap Growth Opportunities Fund	0.00
Large Cap Select Fund	0.00
Large Cap Value Fund	62.31
Balanced Fund	24.11
Equity Income Fund	12.57

HOW TO OBTAIN A COPY OF THE FUNDS’ PROXY VOTING POLICIES AND PROXY VOTING RECORD

A description of the policies and procedures that the funds use to determine how to vote proxies relating to portfolio securities, as well as information regarding how the funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (1) without charge upon request by calling 800.677.FUND; (2) at www.firstamericanfunds.com; and (3) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
FORM N-Q HOLDINGS INFORMATION

Each fund is required to file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the Securities and Exchange Commission on Form N-Q. The funds’ Forms N-Q are available (1) without charge upon request by calling 800.677.FUND and (2) on the Securities and Exchange Commission’s website at www.sec.gov. In addition, you may review and copy the funds’ Forms N-Q at the Commission’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.
QUARTERLY PORTFOLIO HOLDINGS

Each fund will make portfolio holdings information publicly available by posting the information at www.firstamericanfunds.com on a quarterly basis. The funds will attempt to post such information within 10 business days of the calendar quarter-end.
APPROVAL OF THE FUNDS’ INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Board of Directors of the Funds (the “Board”), which is comprised entirely of independent directors, oversees the management of each Fund and, as required by law, determines annually whether to renew the Funds’ advisory agreement with FAF Advisors, Inc. (“FAF Advisors”). In addition to determining whether to renew the Agreement with FAF Advisors, the Board also is responsible for determining whether to approve sub-advisory agreements for the Funds.

At a meeting on May 1-3, 2007, the Board considered information relating to the Funds’ investment advisory agreement with FAF Advisors (the “Agreement”) and, with respect to the International Fund, information relating to the sub-advisory agreement between FAF Advisors and J.P. Morgan Investment Management Inc. (“JP Morgan”) (the “Sub-Advisory Agreement”). In advance of the meeting, the Board received materials relating to the Agreement and the Sub-Advisory Agreement, and had the opportunity to ask questions and request further information in connection with their consideration. At a subsequent meeting on June 19-21, 2007, the Board concluded its consideration of and approved the Agreement and the Sub-Advisory Agreement through June 30, 2008.

Although the Agreement, which is with First American Investment Funds, Inc., relates to all of the Funds, the Board separately considered and approved the Agreement with respect to each Fund, with the exception of International Select Fund. (The Board had previously considered and approved the Agreement with respect to International Select Fund at a meeting of the Board held on December 5, 2006, just prior to the Fund’s commencement of operation on December 21, 2006). In considering the Agreement, the Board, advised by independent legal counsel, reviewed and considered the factors it deemed relevant, including: (1) the nature, quality and extent of FAF Advisors’ services to the Fund, (2) the investment
140      First American Funds  2007 Annual Report

performance of the Fund, (3) the profitability of FAF Advisors related to the Fund, including an analysis of FAF Advisors’ cost of providing services and comparative expense information, (4) whether economies of scale may be realized as the Fund grows and whether fee levels are adjusted to enable Fund investors to share in these potential economies of scale, and (5) other benefits that accrue to FAF Advisors through its relationship with the Funds. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board’s decision to approve the Agreement.

Before approving the Agreement and the Sub-Advisory Agreement, the Board met in executive session with its independent counsel on numerous occasions to consider the materials provided by FAF Advisors and the terms of the Agreement and the Sub-Advisory Agreement. Based on its evaluation of those materials, the Board concluded that the Agreement is fair and in the best interests of the shareholders of each Fund and that the Sub-Advisory Agreement is fair and in the interests of the shareholders of the International Fund. In reaching its conclusions, the Board considered the following:
Nature, Quality and Extent of Investment Advisory Services

The Board examined the nature, quality and extent of the services provided by FAF Advisors to each Fund, and the nature, quality and extent of the services provided by JP Morgan to the International Fund.

For each Fund other than the International Fund, which is sub-advised by JP Morgan, the Board reviewed FAF Advisors’ key personnel who provide investment management services to the Fund as well as the fact that, under the Agreement, FAF Advisors has the authority and responsibility to make and execute investment decisions for the Fund within the framework of the Fund’s investment policies and restrictions, subject to review by the Board. The Board further considered that FAF Advisors’ duties with respect to each Fund include (i) investment research and security selection, (ii) adherence to (and monitoring compliance with) the Fund’s investment policies and restrictions and the Investment Company Act of 1940, and (iii) monitoring the performance of the various organizations providing services to the Fund, including the Fund’s distributor, sub-administrator, transfer agent and custodian. Finally, the Board considered FAF Advisors’ representation that the services provided by FAF Advisors under the Agreement are the type of services customarily provided by investment advisors in the fund industry.

With respect to the International Fund, the Board examined the nature, quality and extent of the services provided by JP Morgan and reviewed JP Morgan’s key personnel who provide investment management services to the Fund. The Board noted that, under the Sub-Advisory Agreement, JP Morgan has the authority and responsibility to make and execute investment decisions for the Fund within the framework of the Fund’s investment policies and restrictions, subject to the supervision of FAF Advisors and review by the Board. The Board further considered that JP Morgan’s duties with respect to the International Fund include investment research and stock selection and adherence to the Fund’s investment policies and restrictions. The Board noted that, under the Agreement, FAF Advisors is responsible for monitoring the performance of JP Morgan as well as various organizations providing services to the International Fund, including the Fund’s distributor, sub-administrator, transfer agent and custodian. Finally, the Board considered FAF Advisors’ representation that the services provided by JP Morgan under the Sub-Advisory Agreement are the type of services customarily provided by investment advisors in the fund industry.

The Board considered compliance reports about FAF Advisors and JP Morgan from the Fund’s Chief Compliance Officer (CCO).

Based on the foregoing, the Board concluded that (i) each Fund is likely to benefit from the nature, extent and quality of the services provided by FAF Advisors under the Agreement and (ii) the International Fund is likely to benefit from the nature, extent and quality of the services provided by JP Morgan under the Sub-Advisory Agreement.
Investment Performance of the Funds

The Board considered the performance of each Fund, including how the Fund performed versus the median performance of a group of comparable funds selected by an independent data service (the “performance universe”) and how the Fund performed versus its benchmark index. The performance periods considered by the Board ended on January 31, 2007.

Balanced Fund. The Board considered that for the three- and five-year periods the Fund outperformed or performed comparably to its benchmark and performance universe though it underperformed both for the one-and ten-year periods. The Board noted it had recently approved an investment policy change to allow investment of a portion of the fixed income component of the Fund in high-yield securities, non-dollar denominated securities and emerging market securities and that such investment policy change will bring the Fund more in line with other funds in its category. The Board concluded that, in light of the Fund’s good relative performance over the three- and five-year periods, and in light of the recent investment policy change, it would be in the interest of the Fund and its shareholders to renew the Agreement.
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Notice to  Shareholders    October 31, 2007 (unaudited)

Equity Income Fund. The Board considered that the Fund’s performance exceeded that of its benchmark index for the one-, three-, five- and ten-year periods and that it outperformed the median of its performance universe for the one- and ten-year periods though it underperformed that median for the three-and five-year periods. The Board concluded that, in light of the Fund’s strong performance vis-à-vis its benchmark index, and the good, recent performance vis-à-vis its performance universe, it would be in the interest of the Fund and its shareholders to renew the Agreement.

International Fund. The Board noted that the Fund has underperformed both its benchmark and its performance universe for the one-, three-, five- and ten-year periods. The Board considered, however, that the Fund’s sub-adviser, JP Morgan, did not begin managing the Fund until December 2004 and that JP Morgan, therefore, is only responsible for the one-year performance record reviewed by the Board. Nevertheless, the Board asked FAF Advisors to present it with recommendations of alternatives to address performance by the end of the year. In light of the foregoing, the Board concluded it would be in the interest of the Fund and its shareholders to renew the Agreement and the Sub-Advisory Agreement and to continue to closely monitor JP Morgan’s performance.

Large Cap Growth Opportunities Fund. The Board considered that the Fund outperformed its performance universe for the one-, three- and five-year periods, although the Fund underperformed its performance universe for the ten-year period. While the Board also considered that the Fund underperformed its benchmark for all periods, the Board noted that, so too, had the majority of the funds in the performance universe. The Board concluded that, in light of the Fund’s strong performance vis-à-vis its performance universe, it would be in the interest of the Fund and its shareholders to renew the Agreement.

Large Cap Select Fund. The Board considered that the Fund outperformed its performance universe for the three-year period and since inception, though it underperformed its performance universe for the one-year period. The Board also noted that the Fund underperformed the benchmark for the one- and three-year periods. The Board considered FAF Advisors’ assertion that the Fund’s underperformance during the one-year period occurred primarily during the first part of the year while during the last six months of the year the Fund’s performance improved, placing it in the 54th percentile vis-à-vis its performance universe. The Board concluded that, in light of the Fund’s outperformance of the performance universe for the three-year and since inception periods, it would be in the interest of the Fund and its shareholders to renew the Agreement.

Large Cap Value Fund. The Board noted that the Fund outperformed its performance universe for the three-year period, although it underperformed the performance universe and its benchmark for the one-, five-and ten-year periods. The Board also noted the Fund’s underperformance of the benchmark for the three-year period. The Board considered, however, the portfolio management transitions that FAF Advisors has instituted during the past two years (ending in October 2006). The Board concluded that, in light of these transitions and the Fund’s strong performance compared to that of its performance universe in the three-year period, it would be in the interest of the Fund and its shareholders to renew the Agreement.

Mid Cap Growth Opportunities Fund. The Board considered that the Fund considerably outperformed its performance universe for the one-, three-, five-and ten-year periods and outperformed its benchmark for all periods but the one-year period. The Board concluded that, in light of the Fund’s strong performance, it would be in the interest of the Fund and its shareholders to renew the Agreement.

Mid Cap Value Fund. The Board considered that the Fund outperformed its performance universe for the three-and five-year periods, though it underperformed its benchmark for those periods. The Board also noted that the Fund underperformed both its benchmark index and its performance universe for the one- and ten-year periods, although the long-term underperformance could be attributed primarily to a former management team. With respect to the Fund’s underperformance for the one-year period, the Board considered the portfolio management transitions that FAF Advisors has instituted during the past 18 months. The Board concluded that, in light of these transitions and the Fund’s strong performance relative to its performance universe for the three- and five-year periods, it would be in the interest of the Fund and its shareholders to renew the Agreement.

Real Estate Securities Fund. The Board considered that the Fund outperformed its benchmark index and its performance universe for the one-, three-, five- and ten-year periods. The Board concluded that, in light of this performance, it would be in the interest of the Fund and its shareholders to renew the Agreement.

Small Cap Growth Opportunities Fund. The Board noted that the Fund outperformed its performance universe for the five- and ten-year periods, though it underperformed the universe for the one- and three-year periods. The Board also considered that the Fund outperformed its benchmark for the ten-year period, though it underperformed its benchmark for the other periods. The Board noted that FAF Advisors has made certain recent changes to its small-cap growth investment process and that it has added a portfolio manager to the team. The Board also considered that, following the implementation of these recent changes, the Fund’s performance had improved during the one-month and one-year periods ended May 31,
142      First American Funds  2007 Annual Report

2007. The Board concluded that, in light of the Fund’s competitive performance over longer periods and the changes implemented by FAF Advisors, it would be in the interest of the Fund and its shareholders to renew the Agreement.

Small Cap Select Fund. The Board noted that the Fund outperformed in relation to its benchmark and performance universe for the one-, three-, five-and ten-year periods. The Board concluded that, in light of the Fund’s strong performance, it would be in the interest of the Fund and its shareholders to renew the Agreement.

Small Cap Value Fund. The Board noted that the Fund outperformed its performance universe for the one-, three-and five-year periods, though it underperformed its performance universe for the ten-year period and its benchmark for all periods. The Board further considered the Fund’s performance in relation to a universe of small-cap value funds, rather than the universe of small-cap core funds provided by the independent data service. When compared to this small-cap value universe, the Fund also outperformed or performed competitively for the one-, three- and five-year periods. The Board concluded that, in light of the Fund’s competitive performance versus both performance universes, it would be in the interest of the Fund and its shareholders to renew the Agreement.

Small-Mid Cap Core Fund. The Board noted that the Fund underperformed its benchmark and its performance universe for the one-, three-, five- and ten-year periods. The Board considered, however, that the Fund has operated as a small-mid cap core fund only since October 3, 2005, and that, therefore, performance comparisons for the three-, five- and ten-year periods are not meaningful. In light of the Fund’s relatively short history of operating as a small-mid cap core fund, the Board concluded it would be in the interest of the Fund and its shareholders to renew the Agreement.
Costs of Services and Profits Realized by FAF Advisors

The Board reviewed FAF Advisors’ estimated costs in serving as the Funds’ investment manager, including the costs associated with the personnel and systems necessary to manage each Fund. The Board also considered the reported profitability of FAF Advisors and its affiliates resulting from their relationship with each Fund. For each Fund, the Board reviewed fee and expense information as compared to that of other funds and accounts managed by FAF Advisors and of comparable funds managed by other advisers. The Board found that while the management fees for FAF Advisors’ institutional separate accounts are lower than the Funds’ management fees, the Funds receive additional services from FAF Advisors that separate accounts do not receive.

Using information provided by an independent data service, the Board also evaluated each Fund’s advisory fee compared to the median advisory fee for other mutual funds similar in size, character and investment strategy, and each Fund’s expense ratio after waivers compared to the median expense ratio, after waivers, of comparable funds. In connection with its review of Fund fees and expenses, the Board considered FAF Advisors’ pricing philosophy. FAF Advisors attempts generally to maintain each Fund’s total operating expenses at a level that approximates its peer group median expense ratio. In addition, FAF Advisors has committed to waive its investment advisory fees to the extent necessary to maintain the Funds’ total expense ratios at levels generally in line with their respective peer groups.

Further detail considered by the Board regarding the advisory fees and expense ratios of each Fund is set forth below:

Balanced Fund. The Board considered that, after waivers, the Fund’s advisory fee and expense ratio are lower than the peer group median. The Board concluded that the Fund’s advisory fee and expense ratio are reasonable in light of the services provided.

Equity Income Fund. The Board considered that the Fund’s advisory fee is close to, though slightly higher than, the peer group median. The Board also noted that the Fund’s total expense ratio is consistent with FAF Advisors’ pricing philosophy. The Board concluded that the advisory fee and expense ratio are reasonable in light of the services provided.

International Fund. The Board noted that the Fund’s advisory fee and expense ratio, after waivers, are higher than those of its peer group median. The Board requested that FAF Advisors add a breakpoint to its advisory fee. FAF Advisors agreed to a voluntary 20 basis point advisory fee reduction for asset levels in excess of $2 billion, increasing incrementally to a 50 basis point reduction for assets in excess of $3 billion.

Large Cap Growth Opportunities Fund. The Board considered that the Fund’s advisory fee and expense ratio are lower than the peer group median. The Board concluded that the Fund’s advisory fee and expense ratio are reasonable in light of the services provided.

Large Cap Select Fund. The Board considered that the Fund’s advisory fee and expense ratio are lower than the peer group median. The Board concluded that the Fund’s advisory fee and expense ratio are reasonable in light of the services provided.
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Notice to  Shareholders    October 31, 2007 (unaudited)

Large Cap Value Fund. The Board considered that the Fund’s expense ratio is close to, though slightly higher than, the peer group median. The Board also noted that the Fund’s advisory fee is lower than the peer group median advisory fee after waivers. The Board concluded that the advisory fee and expense ratio are reasonable in light of the services provided.

Mid Cap Growth Opportunities Fund. The Board considered that the Fund’s advisory fee and total expense ratio are lower than the peer group median fees after waivers. The Board concluded that the Fund’s advisory fee and expense ratio are reasonable in light of the services provided.

Mid Cap Value Fund. The Board considered that the Fund’s advisory fee is lower than the peer group median and that the Fund’s expense ratio is equal to the peer group median. The Board concluded that the Fund’s advisory fee and expense ratio are reasonable in light of the services provided.

Real Estate Securities Fund. The Board considered that the Fund’s advisory fee and expense ratio are lower than the peer group median. The Board concluded that the Fund’s advisory fee and expense ratio are reasonable in light of the services provided.

Small Cap Growth Opportunities Fund. The Board considered that, although the Fund’s advisory fee, after waivers, is higher than the peer group median, the Fund’s expense ratio is lower than the peer group median. The Board concluded that the Fund’s advisory fee and expense ratio are reasonable in light of the services provided.

Small Cap Select Fund. The Board considered that the Fund’s advisory fee and expense ratio are lower than the peer group median. The Board concluded that the Fund’s advisory fee and expense ratio are reasonable in light of the services provided.

Small Cap Value Fund. The Board considered that the Fund’s advisory fee and expense ratio are lower than the peer group median. The Board concluded that the Fund’s advisory fee and expense ratio are reasonable in light of the services provided.

Small-Mid Cap Core Fund. The Board considered that the Fund’s advisory fee, after waivers, is lower than the peer group median. The Board also considered that, although the Fund’s expense ratio, after waivers, is slightly higher that the peer group medians, it is consistent with FAF Advisors’ pricing philosophy. The Board concluded that the Fund’s advisory fee and expense ratio are reasonable in light of the services provided.
Economies of Scale in Providing Investment Advisory Services

The Board considered whether each Fund’s investment advisory fee reflects the potential for economies of scale for the benefit of Fund shareholders. Based on information provided by FAF Advisors, the Board noted that profitability will likely increase somewhat as assets grow over time. The Board considered that, although most Funds do not have advisory fee breakpoints in place, FAF Advisors has committed to waive advisory fees to the extent necessary to keep each Fund’s total expenses generally in line with the median total expenses of a peer group of funds as selected by an independent data service. The median total expense ratio of a Fund’s peer group will reflect the effect of any breakpoints in the advisory fee schedules of the funds in that group. Therefore, by capping a Fund’s total expense ratio at a level close to the median, Fund shareholders should receive the benefit of any breakpoints in the comparable funds’ advisory fee schedules. In light of FAF Advisors’ commitment to keep total Fund expenses competitive, the Board concluded that it would be reasonable and in the interest of each Fund and its shareholders to renew the Agreement.
Other Benefits to FAF Advisors

In evaluating the benefits that accrue to FAF Advisors through its relationship with the Funds, the Board noted that FAF Advisors and certain of its affiliates serve the Funds in various capacities, including as advisor, administrator, transfer agent, distributor, custodian and securities lending agent, and receive compensation from the Funds in connection with providing services to the Funds. The Board considered that each service provided to the Funds by FAF Advisors or one of its affiliates is pursuant to a written agreement, which the Board evaluates periodically as required by law.

The Board also considered FAF Advisors’ use of the Funds’ portfolio brokerage transactions to obtain research. The Board concluded, based on its own review and on representations of FAF Advisors and the CCO, that FAF Advisors’ use of “soft” commission dollars was consistent with regulatory requirements.

After full consideration of these factors, the Board concluded that approval of the Agreement was in the interest of each Fund and its shareholders.
144      First American Funds  2007 Annual Report

Directors and Officers of the Funds

Independent Directors

Other
	Position(s)	Term of Office		Number of Portfolios	Directorships
Name, Address, and	Held	and Length of	Principal Occupation(s)	in Fund Complex	Held by
Year of Birth	with Funds	Time Served	During Past 5 Years	Overseen by Director	Director †

Benjamin R. Field III P.O. Box 1329 Minneapolis, MN 55440-1329 (1938)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since September 2003	Retired; Senior Financial Advisor, Bemis Company, Inc. from May 2002 through February 2004;	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

Roger A. Gibson P.O. Box 1329 Minneapolis, MN 55440-1329 (1946)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since October 1997	Director, Charterhouse Group, Inc., a private equity firm, since October 2005; Vice President and Chief Operating Officer, Cargo-United Airlines, from July 2001 through July 2004	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

Victoria J. Herget P.O. Box 1329 Minneapolis, MN 55440-1329 (1951)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since September 2003	Investment consultant and non-profit board member	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

John P. Kayser P.O. Box 1329 Minneapolis, MN 55440-1329 (1949)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since October 2006	Retired; Principal from 1983 to 2004 and Chief Financial Officer and Chief Administrative Officer from 1988 to 2002, William Blair & Company, LLC	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

Leonard W. Kedrowski P.O. Box 1329 Minneapolis, MN 55440-1329 (1941)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since November 1993	Owner and President, Executive and Management Consulting, Inc., a management consulting firm; Board member, GC McGuiggan Corporation (dba Smyth Companies), a label printer; former Chief Executive Officer, Creative Promotions International, LLC, a promotional award programs and products company, through October 2003	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

Richard K. Riederer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since August 2001	Owner and Chief Executive Officer, RKR Consultants, Inc. and non-profit board member since 2005	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	Cleveland Cliffs Inc (a producer of iron ore pellets)

Joseph D. Strauss P.O. Box 1329 Minneapolis, MN 55440-1329 (1940)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since September 1991	Attorney At Law, Owner, and President, Strauss Management Company, a Minnesota holding company for various organizational management business ventures; Owner, Chairman, and Chief Executive Officer, Community Resource Partnerships, Inc., a strategic planning, operations management, government relations, transportation planning, and public relations organization; Owner, Chairman, and Chief Executive Officer, Excensus™, LLC, a strategic demographic planning and application development firm since 2001	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

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Notice to  Shareholders    October 31, 2007 (unaudited)

Independent Directors – concluded

Other
	Position(s)	Term of Office		Number of Portfolios	Directorships
Name, Address, and	Held	with Length of	Principal Occupation(s)	in Fund Complex	Held by
Year of Birth	with Funds	Time Served	During Past 5 Years	Overseen by Director	Director †

Virginia L. Stringer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Chair; Director	Chair Term three years. Directors Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Chair of FAIF’s Board since September 1997; Director of FAIF since September 1987	Governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; Executive Consultant to State Farm Insurance Company through 2003	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

James M. Wade P.O. Box 1329 Minneapolis, MN 55440-1329 (1943)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since August 2001	Owner and President, Jim Wade Homes, a homebuilding company	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

†	Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.
The Statement of Additional Information (SAI) includes additional information about fund directors and is available upon request without charge by calling 800-677-FUND or writing to First American Funds, P.O. Box 1330, Minneapolis, Minnesota, 55440-1330.
146      First American Funds  2007 Annual Report

Officers

	Position(s)	Term of Office
Name, Address, and	Held	and Length of
Year of Birth	with Funds	Time Served	Principal Occupation(s) During Past 5 Years

Thomas S. Schreier, Jr. FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1962)*	President	Re-elected by the Board annually; President of FAIF since February 2001	Chief Executive Officer of FAF Advisors, Inc.; Chief Investment Officer of FAF Advisors, Inc., since September 2007

Jeffery M. Wilson FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1956)*	Vice President – Administration	Re-elected by the Board annually; Vice President — Administration of FAIF since March 2000	Senior Vice President of FAF Advisors, Inc.

Charles D. Gariboldi, Jr. FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1959)*	Treasurer	Re-elected by the Board annually; Treasurer of FAIF since October 2004	Mutual Funds Treasurer, FAF Advisors, Inc., since October 2004; prior thereto, Vice President of Investment Accounting and Fund Treasurer for Thrivent Financial for Lutherans

Jill M. Stevenson FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1965)*	Assistant Treasurer	Re-elected by the Board annually; Assistant Treasurer of FAIF since September 2005	Mutual Funds Assistant Treasurer, FAF Advisors, Inc., since September 2005; prior thereto, Director, Senior Project Manager, FAF Advisors, Inc. from May 2003 to September 2005; prior thereto, Vice President, Director of Operations, Paladin Investment Associates, LLC

David H. Lui FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1960)*	Chief Compliance Officer	Re-elected by the Board annually; Chief Compliance Officer of FAIF since March 2005	Chief Compliance Officer for First American Funds and FAF Advisors, Inc., since March 2005; prior thereto, Chief Compliance Officer, Franklin Advisors, Inc. and Chief Compliance Counsel, Franklin Templeton Investments from March 2004 to March 2005; prior thereto, Vice President, Charles Schwab & Co., Inc.

Jason K. Mitchell FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1976)*	Anti-Money Laundering Officer	Re-elected by the Board annually; Anti-Money Laundering Officer of FAIF since September 2006	Compliance Manager, FAF Advisors, Inc., since June 2006; prior thereto, Compliance Analyst, FAF Advisors, Inc. from October 2004 to June 2006; prior thereto, Senior Systems Helpdesk Analyst, Wachovia Retirement Services from November 2002 to October 2004; prior thereto, Senior Retirement Plan Specialist, PFPC, Inc.

Kathleen L. Prudhomme FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1953)*	Secretary	Re-elected by the Board annually; Secretary of FAIF since December 2004; prior thereto, Assistant Secretary of FAIF since September 1998 through December 2004	Deputy General Counsel, FAF Advisors, Inc., since November 2004; prior thereto, Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm

James D. Alt Dorsey & Whitney LLP 50 South Sixth Street Suite 1500, Minneapolis, MN 55402 (1951)	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since December 2004; prior thereto, Secretary of FAIF since June 2002; Assistant Secretary of FAIF from September 1998 through June 2002	Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm

Brett L. Agnew FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1971)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since December 2004	Counsel, FAF Advisors, Inc., since August 2004; prior thereto, Senior Counsel, Thrivent Financial for Lutherans

James R. Arnold U.S. Bancorp Fund Services, LLC 615 E. Michigan Street Milwaukee, WI 53202 (1957)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since June 2003	Senior Vice President, U.S. Bancorp Fund Services, LLC

Richard J. Ertel FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1967)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since June 2006 and from June 2003 through August 2004	Counsel, FAF Advisors, Inc., since May 2006; prior thereto, Counsel, Ameriprise Financial Services, Inc. from September 2004 to May 2006; prior thereto, Counsel, FAF Advisors, Inc. from May 2003 to August 2004; prior to May 2003, Associate Counsel, Hartford Life and Accident Insurance Company

*	Messrs. Schreier, Wilson, Gariboldi, Lui, Mitchell, Agnew and Ertel, Ms. Stevenson and Ms. Prudhomme are each officers and/or employees of FAF Advisors, Inc., which serves as investment adviser and administrator for FAIF. Mr. Arnold is an officer of U.S. Bancorp Fund Services, LLC, which is a subsidiary of U.S. Bancorp and which serves as Transfer Agent for FAIF.
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Board of Directors First American Investment Funds, Inc.

Virginia Stringer

Chairperson of First American Investment Funds, Inc.
Governance Consultant; former Owner and President of Strategic Management
Resources, Inc.

Benjamin Field III

Director of First American Investment Funds, Inc.
Retired; former Senior Financial Advisor, Senior Vice President,
Chief Financial Officer, and Treasurer of Bemis Company, Inc.

Roger Gibson

Director of First American Investment Funds, Inc.
Director of Charterhouse Group, Inc.

Victoria Herget

Director of First American Investment Funds, Inc.
Investment Consultant; former Managing Director of Zurich Scudder Investments

John Kayser

Director of First American Investment Funds, Inc.
Retired; former Principal, Chief Financial Officer, and Chief Administrative Officer of
William Blair & Company, LLC

Leonard Kedrowski

Director of First American Investment Funds, Inc.
Owner and President of Executive and Management Consulting, Inc.

Richard Riederer

Director of First American Investment Funds, Inc.
Owner and Chief Executive Officer of RKR Consultants, Inc.

Joseph Strauss

Director of First American Investment Funds, Inc.
Owner and President of Strauss Management Company

James Wade

Director of First American Investment Funds, Inc.
Owner and President of Jim Wade Homes

First American Investment Funds’ Board of Directors is comprised entirely of independent directors.

Direct fund correspondence to:
First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. Further, there is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers only through the period ended October 31, 2007. The portfolio managers’ views are subject to change at any time based upon market or other conditions.

This report is for the information of shareholders of the First American Investment Funds, Inc. It may also be used as sales literature when preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, and charges and expenses of the funds. Read the prospectus carefully before investing.

The figures in this report represent past performance and do not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
INVESTMENT ADVISOR

FAF Advisors, Inc.
800 Nicollet Mall
Minneapolis, Minnesota 55402
ADMINISTRATOR

FAF Advisors, Inc.
800 Nicollet Mall
Minneapolis, Minnesota 55402
TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
CUSTODIANS

U.S. Bank National Association
60 Livingston Avenue
St. Paul, Minnesota 55101

State Street Bank and Trust Company
2 Avenue de Lafayette
Boston, Massachusetts 02111
DISTRIBUTOR

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
220 South Sixth Street
Suite 1400
Minneapolis, Minnesota 55402
COUNSEL

Dorsey & Whitney LLP
50 South Sixth Street
Suite 1500
Minneapolis, Minnesota 55402

First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330
In an attempt to reduce shareholder costs and help eliminate duplication, First American Funds will try to limit their mailing to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call First American Investor Services at 800.677.FUND or visit www.firstamericanfunds.com
0153-07 12/2007 AR-EQUITY

First American Funds.

October 31, 2007

2007 Annual Report

Quantitative Funds

Mutual fund investing involves risk; principal loss is possible.
First American Funds’ quantitative funds are actively managed using our proprietary macro quant process, which projects individual stock performance based on multiple factors and current economic conditions. Stocks selected using this process could underperform if the current performance of the factors differs from their historic performance. Turnover, expenses, and taxes will be similar to other actively managed funds.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Message to Shareholders    December 10, 2007

Dear Shareholders:

We invite you to take a few minutes to review the results of the three-month fiscal period ended October 31, 2007.
This report includes a complete listing of portfolio holdings and additional fund information. We hope you will find this helpful in monitoring your investment portfolio.
Also, through our website, firstamericanfunds.com, we provide quarterly performance fact sheets on all First American Funds, the economic outlook as viewed by our senior investment officers, and other information about fund investments and portfolio strategies.
Please contact your financial professional if you have questions about First American Funds or contact First American Investor Services at 800.677.FUND.
We appreciate your investment with First American Funds and look forward to serving your financial needs in the future.
Sincerely,

Virginia L. Stringer Chairperson of the Board First American Investment Funds, Inc.	Thomas S. Schreier, Jr. President First American Investment Funds, Inc.
First American Funds  2007 Annual Report       1

Holding Summaries
The Quantitative Large Cap Core Fund, Quantitative Large Cap Growth Fund, and Quantitative Large Cap Value Fund commenced operations on July 31, 2007. Due to the short fiscal period, performance information is not included.
Quantitative Large Cap Core Fund
Top 10 Holdings as of October 31, 20071  (% of net assets)

Exxon Mobil	5.2%
Chevron	3.0
General Electric	2.8
ConocoPhillips	2.5
Johnson & Johnson	2.2
Procter & Gamble	2.2
Walt Disney	2.1
Cisco Systems	1.9
AT&T	1.9
American International Group	1.8
Sector Allocation as of October 31, 20071  (% of net assets)

Information Technology	17.7%
Financials	14.8
Energy	13.9
Industrials	12.5
Healthcare	12.1
Consumer Discretionary	10.3
Consumer Staples	8.7
Materials	3.4
Telecommunication Services	2.4
Utilities	2.2
Short-Term Investments	1.8
Other Assets and Liabilities, Net[2]	0.2

100.0%
Quantitative Large Cap Growth Fund
Top 10 Holdings as of October 31, 20071  (% of net assets)

Microsoft	3.2%
Google, Class A	2.9
Cisco Systems	2.9
Exxon Mobil	2.4
Oracle	2.3
United Technologies	2.0
Wal-Mart Stores	2.0
Johnson & Johnson	2.0
CNX Gas	1.9
Walt Disney	1.9
Sector Allocation as of October 31, 20071  (% of net assets)

Information Technology	28.5%
Healthcare	14.6
Industrials	12.9
Consumer Discretionary	12.6
Energy	9.9
Consumer Staples	8.6
Financials	5.7
Materials	4.2
Utilities	0.4
Telecommunication Services	0.1
Short-Term Investments	1.8
Other Assets and Liabilities, Net[2]	0.7

100.0%

Quantitative Large Cap Value Fund
Top 10 Holdings as of October 31, 20071  (% of net assets)

First American Prime Obligations Fund, Class Z	6.3%
Exxon Mobil	6.1
General Electric	4.4
Chevron	3.9
AT&T	3.4
ConocoPhillips	3.1
Pfizer	2.6
Bank of America	2.6
American International Group	2.4
Johnson & Johnson	2.3
Sector Allocation as of October 31, 20071  (% of net assets)

Financials	23.9%
Energy	16.7
Industrials	10.3
Healthcare	9.5
Consumer Discretionary	8.2
Consumer Staples	6.7
Telecommunication Services	4.6
Information Technology	4.5
Materials	4.4
Utilities	3.4
Real Estate	0.3
Short-Term Investments	6.6
Other Assets and Liabilities, Net[2]	0.9

100.0%

[1]	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

[2]	Investments in securities typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.
2      First American Funds  2007 Annual Report

Expense Examples
As a shareholder of one or more of the funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees, and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested in a fund at the beginning of the period and held for the entire period from July 31, 20071 to October 31, 2007.
Actual Expenses
For each class of each fund, two lines are presented in the table below — the first line for each class provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular fund and class, to estimate the expenses that you paid over the period. Simply divide your account value in the fund and class by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” for your fund and class to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
For each class of each fund, the second line for each class provides information about hypothetical account values and hypothetical expenses based on the respective fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the tables for each class of each fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Quantitative Large Cap Core Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[2] (7/31/07[1] to
	Value (7/31/071)	Value (10/31/07)	10/31/07)
Class A Actual[3]	$1,000.00	$1,078.90	$1.85

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,010.96	$1.79

Class C Actual[3]	$1,000.00	$1,076.90	$3.84

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,009.05	$3.71

Class R Actual[3]	$1,000.00	$1,078.10	$2.52

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,010.32	$2.43

Class Y Actual[3]	$1,000.00	$1,079.30	$1.19

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,011.59	$1.15

[1]	Inception date of the fund was July 31, 2007.

[2]	Expenses are equal to the fund’s annualized expense ratio for the period July 31, 2007 through October 31, 2007 of 0.70%, 1.45%, 0.95%, and 0.45% for Class A, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the three-month period/365.

[3]	Because the inception date of the fund was July 31, 2007, the information is based on the actual returns for the three-month period ended October 31, 2007 of 7.89%, 7.69%, 7.81%, and 7.93% for Class A, Class C, Class R, and Class Y, respectively.
First American Funds  2007 Annual Report       3

Expense Examples   concluded
Quantitative Large Cap Growth Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[2] (7/31/07[1] to
	Value (7/31/071)	Value (10/31/07)	10/31/07)
Class A Actual[3]	$1,000.00	$1,102.20	$1.87

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,010.96	$1.79

Class C Actual[3]	$1,000.00	$1,100.10	$3.88

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,009.05	$3.71

Class R Actual[3]	$1,000.00	$1,101.70	$2.54

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,010.32	$2.43

Class Y Actual[3]	$1,000.00	$1,102.90	$1.21

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,011.59	$1.15

[1]	Inception date of the fund was July 31, 2007.

[2]	Expenses are equal to the fund’s annualized expense ratio for the period July 31, 2007 through October 31, 2007 of 0.70%, 1.45%, 0.95%, and 0.45% for Class A, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the three-month period/365.

[3]	Because the inception date of the fund was July 31, 2007, the information is based on the actual returns for the three-month period ended October 31, 2007 of 10.22%, 10.01%, 10.17%, and 10.29% for Class A, Class C, Class R, and Class Y, respectively.
Quantitative Large Cap Value Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[5] (7/31/07[4] to
	Value (7/31/074)	Value (10/31/07)	10/31/07)
Class A Actual[6]	$1,000.00	$1,064.60	$1.84

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,010.96	$1.79

Class C Actual[6]	$1,000.00	$1,062.50	$3.81

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,009.05	$3.71

Class R Actual[6]	$1,000.00	$1,064.10	$2.50

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,010.32	$2.43

Class Y Actual[6]	$1,000.00	$1,065.20	$1.18

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,011.59	$1.15

[4]	Inception date of the fund was July 31, 2007.

[5]	Expenses are equal to the fund’s annualized expense ratio for the period July 31, 2007 through October 31, 2007 of 0.70%, 1.45%, 0.95%, and 0.45% for Class A, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the three-month period/365.

[6]	Because the inception date of the fund was July 31, 2007, the information is based on the actual returns for the three-month period ended October 31, 2007 of 6.46%, 6.25%, 6.41%, and 6.52% for Class A, Class C, Class R, and Class Y, respectively.
4      First American Funds  2007 Annual Report

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Directors
First American Investment Funds, Inc.
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Quantitative Large Cap Core, Quantitative Large Cap Growth, and Quantitative Large Cap Value funds (series of First American Investment Funds, Inc.) (the “funds”) as of October 31, 2007, and the related statements of operations, changes in net assets and the financial highlights for the period from July 31, 2007 (commencement of operations) to October 31, 2007. These financial statements and financial highlights are the responsibility of the funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of October 31, 2007 and confirmation of the securities held by correspondence with brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the funds listed above of First American Investment Funds, Inc. at October 31, 2007, the results of their operations, the changes in their net assets and the financial highlights for the period from July 31, 2007 (commencement of operations) to October 31, 2007, in conformity with U.S. generally accepted accounting principles.
Minneapolis, Minnesota
December 19, 2007
First American Funds  2007 Annual Report       5

Schedule of  Investments    October 31, 2007, all dollars rounded to thousands (000)

Quantitative Large Cap Core Fund
DESCRIPTION	SHARES	VALUE

Common Stocks – 98.0%
Consumer Discretionary – 10.3%
Abercrombie & Fitch, Class A	227	$18
Amazon.com (a)	166	15
Apollo Group, Class A (a)	2,910	231
Bed Bath & Beyond (a)	2,659	90
Carnival	7,357	353
Coach (a)	2,922	107
Comcast, Class A (a)	20,915	440
Expedia (a)	7,209	235
Gap	1,215	23
Home Depot	5,578	176
International Game Technology	839	37
Johnson Controls	8,015	350
Limited Brands	1,072	24
Lowe’s	4,625	124
Nike, Class B	4,295	285
Office Depot (a)	652	12
Omnicom Group	5,550	283
Stanley Works	1,500	86
Starbucks (a)	8,324	222
Target	1,617	99
TJX	1,691	49
VF	2,035	177
Walt Disney	29,359	1,017
Wyndham Worldwide	9,207	302
Yum! Brands	7,196	290

		5,045

Consumer Staples – 8.7%
Altria Group	8,735	637
Anheuser-Busch	2,757	142
Archer-Daniels-Midland	2,748	98
Coca-Cola	9,151	565
Costco Wholesale	3,539	238
Estee Lauder, Class A	1,967	86
PepsiCo	4,737	349
Procter & Gamble	15,461	1,075
SUPERVALU	1,706	66
Walgreen	4,637	184
Wal-Mart Stores	18,113	819

		4,259

Energy – 13.9%
Apache	2,084	216
Chevron	15,984	1,463
ConocoPhillips	14,432	1,226
Exxon Mobil	27,777	2,555
Marathon Oil	2,879	170
Nabors Industries (a)	1,652	46
National-Oilwell Varco (a)	1,648	121
Occidental Petroleum	6,238	431
Schlumberger	2,071	200
Spectra Energy	5,815	151
Tesoro	989	60
Valero Energy	2,515	177

		6,816

Financials – 14.8%
ACE	8,102	491
Allstate	3,713	195
American Capital Strategies	2,696	117
American International Group	13,916	878
Bank of America	15,551	751
Capital One Financial	2,055	135
CB Richard Ellis Group (a)	596	15
Citigroup	10,294	431
Countrywide Financial	1,275	20
Discover Financial Services	242	5
E*TRADE Financial (a)	5,167	58
Franklin Resources	1,020	132
Goldman Sachs Group	1,701	422
Hartford Financial Services Group	2,361	229
JPMorgan Chase	12,329	579
Lehman Brothers Holdings	1,077	68
Lincoln National	1,904	119
Loew’s	9,720	477
Merrill Lynch	2,107	139
MetLife	773	53
Moody’s	3,795	166
Morgan Stanley	7,486	504
Principal Financial Group	3,228	218
Progressive	1,296	24
Prudential Financial	2,542	246
T. Rowe Price Group	2,570	165
Travelers	5,465	285
Wachovia	1,842	84
Wells Fargo	6,619	225

		7,231

Healthcare – 12.1%
Abbott Laboratories	2,700	147
Aetna	2,484	140
Allergan	432	29
Amgen (a)	7,130	414
Barr Pharmaceuticals (a)	317	18
Becton, Dickinson & Company	758	63
Biogen IDEC (a)	1,194	89
C.R. Bard	327	27
Cardinal Health	10	1
Coventry Health Care (a)	618	37
Covidien	2,829	118
Eli Lilly	2,968	161
Forest Laboratories, Class A (a)	3,138	123
Humana (a)	1,302	98
IMS Health	1,668	42
Johnson & Johnson	16,800	1,095
Laboratory Corporation of America (a)	1,400	96
Medco Health Solutions (a)	435	41
Medtronic	1,530	73
Merck	3,165	184
Patterson Companies (a)	9,602	376
Pfizer	34,373	846
Schering-Plough	148	5
St. Jude Medical (a)	1,384	56
Thermo Fisher Scientific (a)	3,498	206
UnitedHealth Group	9,842	484
WellPoint (a)	8,220	651
Wyeth	3,849	187
Zimmer Holdings (a)	1,574	109

		5,916

Industrials – 12.5%
3M	5,866	507
American Standard	1,098	41
Boeing	721	71
Caterpillar	1,802	134
Cooper Industries, Class A	2,972	156
Cummins	310	37
The accompanying notes are an integral part of the financial statements.
6      First American Funds  2007 Annual Report

Quantitative Large Cap Core Fund (continued)
DESCRIPTION	SHARES	VALUE

Danaher	4,653	$399
Dover	392	18
Emerson Electric	3,929	205
FedEx	1,707	176
General Dynamics	1,735	158
General Electric	33,812	1,392
Honeywell International	2,279	138
Illinois Tool Works	3,362	193
Ingersoll-Rand, Class A	2,510	126
ITT	796	53
L-3 Communications Holdings	2,496	274
Paccar	2,402	133
Pall	153	6
Parker Hannifin	970	78
R.R. Donnelley & Sons	4,827	194
Rockwell Automation	1,010	70
Rockwell Collins	438	33
Terex (a)	2,014	149
United Parcel Service, Class B	6,776	509
United Technologies	10,978	841

		6,091

Information Technology – 17.7%
Apple (a)	2,281	433
Autodesk (a)	2,172	106
Automatic Data Processing	1,155	57
Cisco Systems (a)	28,593	945
Cognizant Technology Solutions, Class A (a)	3,757	156
Computer Sciences (a)	2,650	155
Corning	2,105	51
Dell (a)	17,381	532
eBay (a)	3,341	121
Electronic Arts (a)	1,366	83
Electronic Data Systems	1,097	24
EMC (a)	7,387	188
Fidelity National Information Services	3,513	162
Fiserv (a)	2,157	120
Google, Class A (a)	1,202	850
Hewlett-Packard	10,881	562
IBM	3,967	461
Intel	19,472	524
Juniper Networks (a)	5,050	182
Microsoft	22,852	841
Network Appliance (a)	3,634	114
NVIDIA (a)	6,266	222
Oracle (a)	34,520	765
QUALCOMM	5,354	229
Symantec (a)	9,766	183
Teradata (a)	2,990	85
Texas Instruments	1,294	42
Tyco Electronics	1,451	52
Waters (a)	1,957	151
Xerox (a)	12,249	214
Yahoo! (a)	2,138	67

		8,677
Materials – 3.4%
Alcoa	1,607	64
Allegheny Technologies	219	22
Dow Chemical	5,140	232
E.I. Du Pont de Nemours	4,504	223
Ecolab	4,610	217
Freeport-McMoRan Copper & Gold	649	76
International Paper	2,394	88
Monsanto	1,751	171
Nucor	2,001	124
PPG Industries	1,055	79
Sealed Air	3,595	90
Sigma-Aldrich	2,491	129
United States Steel	1,485	160

		1,675

Telecommunication Services – 2.4%
AT&T	21,933	916
Verizon Communications	5,093	235

		1,151

Utilities – 2.2%
Edison International	376	22
Exelon	1,113	92
FPL Group	2,574	176
PG&E	4,025	197
PPL	510	26
Public Service Enterprise Group	5,844	559

		1,072

Total Common Stocks
(Cost $44,983)		47,933

Short-Term Investments – 1.8%
Money Market Fund – 1.4%
First American Prime Obligations Fund, Class Z (b)	683,325	683

U.S. Treasury Obligation – 0.4%
U.S. Treasury Bill
3.813%, 01/24/2008 (c)	$200	198

Total Short-Term Investments (Cost $881)		881

Total Investments – 99.8% (Cost $45,864)		48,814

Other Assets and Liabilities, Net – 0.2%		83

Total Net Assets – 100.0%		$48,897

(a)	Non-income producing security.

(b)	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor to this fund. See note 3 in Notes to Financial Statements.

(c)	Security has been deposited as initial margin on open futures contracts. Yield shown is the effective yield as of October 31, 2007. See Note 2 in Notes to Financial Statements.
Schedule of Open Futures Contracts

	Number of	Notional
	Contracts	Contract	Settlement	Unrealized
Description	Purchased	Value	Month	Appreciation

S&P 500 Futures	2	$777	December 2007	$8

First American Funds  2007 Annual Report       7

Schedule of  Investments    October 31, 2007, all dollars rounded to thousands (000)

Quantitative Large Cap Growth Fund
DESCRIPTION	SHARES	VALUE

Common Stocks – 97.5%
Consumer Discretionary – 12.6%
Abercrombie & Fitch, Class A	98	$8
Amazon.com (a)	144	13
American Eagle Outfitters	832	20
Apollo Group, Class A (a)	511	40
Bed Bath & Beyond (a)	315	11
CarMax (a)	309	6
Carnival	1,077	52
Coach (a)	689	25
Comcast, Class A (a)	2,855	60
Expedia (a)	1,305	43
Garmin	257	28
Home Depot	597	19
International Game Technology	125	5
Jarden (a)	75	3
Johnson Controls	1,420	62
Las Vegas Sands (a)	336	45
Lowe’s	1,090	29
Nike, Class B	1,043	69
Omnicom Group	1,047	53
Ross Stores	860	23
Stanley Works	34	2
Starbucks (a)	1,352	36
Target	514	32
TJX	293	8
VF	301	26
Walt Disney	4,319	150
Wyndham Worldwide	1,621	53
Wynn Resorts (a)	10	2
Yum! Brands	1,623	65

		988

Consumer Staples – 8.6%
Altria Group	1,188	86
Anheuser-Busch	170	9
Coca-Cola	1,486	92
Costco Wholesale	710	48
Estee Lauder, Class A	153	7
NBTY (a)	443	16
PepsiCo	1,040	76
Procter & Gamble	1,867	130
Walgreen	1,269	50
Wal-Mart Stores	3,475	157

		671

Energy – 9.9%
Baker Hughes	55	5
Chevron	1,318	121
CNX Gas (a)	4,731	151
ConocoPhillips	1,338	114
Exxon Mobil	2,056	189
Global Industries (a)	824	20
Marathon Oil	15	1
Nabors Industries (a)	38	1
National-Oilwell Varco (a)	619	45
Oceaneering International (a)	187	14
Schlumberger	666	64
Tesoro	192	12
Valero Energy	498	35
Western Refining	142	5

		777

Financials – 5.7%
ACE	715	43
American International Group	234	15
Arch Capital Group (a)	682	51
BlackRock	286	59
Covanta Holding (a)	1,605	43
First Marblehead	45	2
Franklin Resources	151	19
Goldman Sachs Group	168	42
Loew’s	1,139	56
Moody’s	682	30
Morgan Stanley	294	20
Prudential Financial	48	5
Reinsurance Group of America	65	4
SEI Investments	1,200	38
T. Rowe Price Group	222	14
Travelers	19	1

		442

Healthcare – 14.6%
Abbott Laboratories	985	54
Abraxis Bioscience (a)	1,589	39
Aetna	571	32
Allergan	35	2
Amgen (a)	1,110	64
Becton, Dickinson & Company	316	26
Biogen IDEC (a)	116	9
C.R. Bard	197	17
Coventry Health Care (a)	185	11
Covidien	255	11
Eli Lilly	182	10
Endo Pharmaceuticals (a)	313	9
Forest Laboratories, Class A (a)	427	17
Genentech (a)	1,152	85
Gen-Probe (a)	27	2
Henry Schein (a)	75	5
Humana (a)	218	16
IMS Health	52	1
Intuitive Surgical (a)	28	9
Johnson & Johnson	2,409	157
Kinetic Concepts (a)	301	18
Laboratory Corporation of America (a)	274	19
Medco Health Solutions (a)	239	23
Medtronic	796	38
Merck	746	43
Patterson Companies (a)	1,548	61
Pfizer	1,190	29
Schering-Plough	230	7
St. Jude Medical (a)	445	18
Thermo Fisher Scientific (a)	616	36
UnitedHealth Group	2,064	101
WellPoint (a)	1,539	122
Wyeth	319	16
Zimmer Holdings (a)	436	30

		1,137

Industrials – 12.9%
3M	1,324	114
American Standard	129	5
Boeing	397	39
Career Education (a)	399	14
Caterpillar	492	37
Cooper Industries, Class A	415	22
Copart (a)	709	27
Cummins	115	14
Danaher	820	70
The accompanying notes are an integral part of the financial statements.
8      First American Funds  2007 Annual Report

Quantitative Large Cap Growth Fund (continued)
DESCRIPTION	SHARES	VALUE

Emerson Electric	711	$37
FedEx	307	32
Gardner Denver (a)	1,223	44
Hertz Global Holdings (a)	249	5
Honeywell International	611	37
Illinois Tool Works	678	39
Ingersoll-Rand, Class A	141	7
Jacobs Engineering Group (a)	118	10
L-3 Communications Holdings	406	45
Manpower	43	3
McDermott International (a)	469	29
Paccar	442	25
Parker Hannifin	105	8
Precision Castparts	70	11
R.R. Donnelley & Sons	343	14
Rockwell Automation	168	12
Rockwell Collins	246	18
Terex (a)	423	31
United Parcel Service, Class B	1,279	96
United Technologies	2,067	158
WESCO International (a)	129	6

		1,009

Information Technology (b) – 28.5%
Activision (a)	943	22
Amdocs (a)	1,233	42
Apple (a)	695	132
Autodesk (a)	449	22
Automatic Data Processing	200	10
Cisco Systems (a)	6,814	225
Cognizant Technology Solutions, Class A (a)	697	29
Computer Sciences (a)	234	14
Corning	502	12
Dell (a)	3,593	110
Dolby Laboratories, Class A (a)	1,365	57
eBay (a)	876	32
Electronic Arts (a)	183	11
EMC (a)	1,884	48
F5 Networks (a)	260	9
Fidelity National Information Services	606	28
Fiserv (a)	291	16
Google, Class A (a)	322	228
Harris	283	17
Hewitt Associates, Class A (a)	379	13
Hewlett-Packard	2,721	141
IBM	1,069	124
Ingram Micro, Class A (a)	596	13
Intel	5,284	142
Juniper Networks (a)	855	31
Microsoft	6,845	252
NAVTEQ (a)	105	8
Network Appliance (a)	457	14
NVIDIA (a)	1,422	50
Oracle (a)	7,962	177
QUALCOMM	1,308	56
Rambus (a)	854	17
Symantec (a)	881	17
Teradata (a)	389	11
Texas Instruments	763	25
Trimble Navigation (a)	572	24
Waters (a)	289	22
Xerox (a)	554	10
Yahoo! (a)	591	18

		2,229

Materials – 4.2%
Allegheny Technologies	20	2
Cleveland-Cliffs	155	15
Commercial Metals	737	23
Dow Chemical	111	5
E.I. Du Pont de Nemours	407	20
Ecolab	787	37
Freeport-McMoRan Copper & Gold	96	11
Monsanto	558	55
Mosaic (a)	548	38
Nucor	218	14
PPG Industries	75	6
Praxair	86	7
Sealed Air	278	7
Sigma-Aldrich	354	18
Southern Copper	97	14
Steel Dynamics	382	20
Titanium Metals (a)	368	13
United States Steel	141	15
Westlake Chemical	438	11

		331

Telecommunication Services – 0.1%
NeuStar, Class A (a)	229	8

Utilities – 0.4%
Mirant (a)	326	14
Public Service Enterprise Group	187	18

		32

Total Common Stocks
(Cost $6,994)		7,624

Short-Term Investments – 1.8%
Money Market Fund – 1.5%
First American Prime Obligations Fund, Class Z (c)	117,465	117

U.S. Treasury Obligation – 0.3%
U.S. Treasury Bill
3.813%, 01/24/2008 (d)	$20	20

Total Short-Term Investments
(Cost $137)		137

Total Investments – 99.3%
(Cost $7,131)		7,761

Other Assets and Liabilities, Net – 0.7%		59

Total Net Assets – 100.0%		$7,820

(a)	Non-income producing security.

(b)	The fund is significantly invested in this sector and therefore subject to additional risks. See note 6 in Notes to Financial Statements.

(c)	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor to this fund. See note 3 in Notes to Financial Statements.

(d)	Security has been deposited as initial margin on open futures contracts. Yield shown is the effective yield as of October 31, 2007. See note 2 in Notes to Financial Statements.
Schedule of Open Futures Contracts

	Number of	Notional
	Contracts	Contract		Unrealized
Description	Purchased	Value	Settlement Month	Appreciation

S&P 500 E-Mini Futures	1	$78	December 2007	$1

First American Funds  2007 Annual Report       9

Schedule of  Investments    October 31, 2007, all dollars rounded to thousands (000)

Quantitative Large Cap Value Fund
DESCRIPTION	SHARES	VALUE

Common Stocks – 92.5%
Consumer Discretionary – 8.2%
American Eagle Outfitters	338	$8
Apollo Group, Class A (a)	259	21
Bed Bath & Beyond (a)	132	5
Carnival	1,357	65
Comcast, Class A (a)	2,113	44
Expedia (a)	1,121	37
Foot Locker	79	1
Gannett	354	15
Home Depot	487	15
Jarden (a)	105	4
Johnson Controls	589	26
Las Vegas Sands (a)	125	17
Nike, Class B	256	17
Omnicom Group	650	33
Ross Stores	920	25
Starbucks (a)	601	16
VF	325	28
Walt Disney	4,423	153
Wyndham Worldwide	1,857	61
Yum! Brands	558	22

		613

Consumer Staples – 6.7%
Altria Group	1,294	94
Anheuser-Busch	215	11
Archer-Daniels-Midland	670	24
Coca-Cola	887	55
Costco Wholesale	241	16
NBTY (a)	191	7
Procter & Gamble	2,374	165
SUPERVALU	293	11
Wal-Mart Stores	2,644	120

		503

Energy – 16.7%
Chevron	3,185	292
Cimarex Energy	475	19
CNX Gas (a)	4,337	139
ConocoPhillips	2,758	234
Exxon Mobil	5,001	460
Marathon Oil	643	38
Occidental Petroleum	453	31
Spectra Energy	863	22
Valero Energy	180	13

		1,248

Financials – 23.9%
ACE	1,351	82
Allstate	1,181	62
American Capital Strategies	468	20
American International Group	2,862	181
AmeriCredit (a)	278	4
Arch Capital Group (a)	984	74
Axis Capital Holdings	704	28
Bank of America	4,024	194
BlackRock	122	25
Capital One Financial	478	31
Chubb	186	10
Citigroup	3,505	147
Countrywide Financial	242	4
Covanta Holding (a)	1,519	41
E*TRADE Financial (a)	405	5
First Marblehead	155	6
Goldman Sachs Group	223	55
Hartford Financial Services Group	540	52
J.P. Morgan Chase	3,460	163
Lehman Brothers Holdings	322	20
Lincoln National	458	29
Loew’s	1,008	50
Merrill Lynch	505	33
Moody’s	428	19
Morgan Stanley	1,534	103
PNC Financial Services	210	15
Principal Financial Group	251	17
Prudential Financial	296	29
Reinsurance Group of America	425	24
SEI Investments	981	31
Torchmark	57	4
Transatlantic Holdings	203	15
Travelers	1,268	66
W.R. Berkley	551	17
Wachovia	1,444	66
Wells Fargo	2,130	72

		1,794

Healthcare – 9.5%
Abraxis Bioscience (a)	1,384	34
Aetna	67	4
Amgen (a)	540	31
Covidien	284	12
Forest Laboratories, Class A (a)	83	3
Genentech (a)	99	7
Johnson & Johnson	2,596	169
Kinetic Concepts (a)	50	3
Laboratory Corporation of America (a)	80	6
Patterson Companies (a)	968	38
Pfizer	7,927	195
Thermo Fisher Scientific (a)	227	13
UnitedHealth Group	990	49
WellPoint (a)	1,741	138
Wyeth	179	9

		711

Industrials – 10.3%
3M	553	48
Career Education (a)	166	6
Cooper Industries, Class A	363	19
Copart (a)	589	23
Danaher	216	19
Emerson Electric	32	2
FedEx	113	12
Gardner Denver (a)	1,134	41
General Dynamics	164	15
General Electric	7,980	328
Hertz Global Holdings (a)	199	4
Illinois Tool Works	180	10
Ingersoll-Rand, Class A	237	12
L-3 Communications Holdings	294	32
Parker Hannifin	26	2
R.R. Donnelley & Sons	984	40
Terex (a)	72	5
United Parcel Service, Class B	490	37
United Technologies	1,474	113
WESCO International (a)	138	6

		774

Information Technology – 4.5%
Amdocs (a)	640	22
Cisco Systems (a)	565	19
Cognizant Technology Solutions, Class A (a)	118	5
The accompanying notes are an integral part of the financial statements.
10      First American Funds  2007 Annual Report

Quantitative Large Cap Value Fund (continued)
DESCRIPTION	SHARES	VALUE

Computer Sciences (a)	448	$26
Dell (a)	1,010	31
Dolby Laboratories, Class A (a)	907	38
Fidelity National Information Services	286	13
Fiserv (a)	166	9
Google, Class A (a)	27	19
Hewitt Associates, Class A (a)	56	2
Ingram Micro, Class A (a)	1,229	26
Juniper Networks (a)	273	10
Network Appliance (a)	100	3
NVIDIA (a)	190	7
Oracle (a)	2,201	49
Rambus (a)	361	7
Symantec (a)	988	18
Teradata (a)	140	4
Xerox (a)	1,852	32

		340

Materials – 4.4%
Alcoa	94	4
Cleveland-Cliffs	18	2
Commercial Metals	845	26
Dow Chemical	1,517	68
E.I. Du Pont de Nemours	1,075	53
Ecolab	227	11
International Paper	1,263	46
Mosaic (a)	283	20
Nucor	256	16
PPG Industries	133	10
Sealed Air	430	11
Sigma-Aldrich	170	9
Steel Dynamics	303	16
United States Steel	192	21
Westlake Chemical	660	16

		329

Real Estate – 0.3%
Annaly Capital Management – REIT	1,484	25

Telecommunication Services – 4.6%
AT&T	6,101	255
Verizon Communications	2,018	93

		348
Utilities – 3.4%
Edison International	195	11
FPL Group	284	19
Mirant (a)	635	27
PG&E	888	43
Public Service Enterprise Group	1,180	113
Southern	318	12
UGI	1,007	27

		252

Total Common Stocks
(Cost $6,581)		6,937

Short-Term Investments – 6.6%
Money Market Fund – 6.3%
First American Prime Obligations Fund, Class Z (b)	474,062	$474

U.S. Treasury Obligation – 0.3%
U.S. Treasury Bill
3.813%, 01/24/2008 (c)	$20	20

Total Short-Term Investments (Cost $494)		494

Total Investments – 99.1% (Cost $7,075)		7,431

Other Assets and Liabilities, Net – 0.9%		67

Total Net Assets – 100.0%		$7,498

(a)	Non-income producing security.

(b)	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor to this fund. See note 3 in Notes to Financial Statements.

(c)	Security has been deposited as initial margin on open futures contracts. Yield shown is effective yield as of October 31, 2007. See note 2 in Notes to Financial Statements.

REIT –	Real Estate Investment Trust
Schedule of Open Futures Contracts

	Number of	Notional
	Contracts	Contract	Settlement	Unrealized
Description	Purchased	Value	Month	Appreciation

S&P 500 E-Mini Futures	1	$78	December 2007	$1
S&P 500 Futures	1	389	December 2007	12

				$13

First American Funds  2007 Annual Report       11

Statements of Assets and Liabilities	October 31, 2007, all dollars and shares are rounded to thousands (000), except per share data

	Quantitative	Quantitative	Quantitative
	Large Cap	Large Cap	Large Cap
	Core Fund	Growth Fund	Value Fund

Investments in unaffiliated securities, at cost	$45,181	$7,014	$6,601
Investments in affiliated money market fund, at cost	683	117	474

ASSETS:
Investments in unaffiliated securities, at value (note 2)	$48,131	$7,644	$6,957
Investments in affiliated money market fund, at value (note 2)	683	117	474
Receivable for dividends and interest	34	3	6
Receivable for variation margin	10	1	6
Receivable from advisor	18	26	26
Prepaid expenses and other assets	48	48	48

Total assets	48,924	7,839	7,517

LIABILITIES:
Payable to affiliates (note 3)	22	13	13
Payable for distribution and shareholder servicing fees	—	—	—
Accrued expenses and other liabilities	5	6	6

Total liabilities	27	19	19

Net assets	$48,897	$7,820	$7,498

COMPOSITION OF NET ASSETS:
Portfolio capital	$45,461	$7,109	$7,065
Undistributed net investment income	60	6	17
Accumulated net realized gain on investments (note 2)	418	74	47
Net unrealized appreciation of investments	2,950	630	356
Net unrealized appreciation of futures contracts	8	1	13

Net assets	$48,897	$7,820	$7,498

Class A:
Net assets	$131	$71	$31
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	5	2	1
Net asset value and redemption price per share	$26.90	$27.51	$26.53
Maximum offering price per share[1]	$28.47	$29.11	$28.07
Class C:
Net assets	$15	$18	$5
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	1	1	—
Net asset value, offering price, and redemption price per share[2]	$26.88	$27.47	$26.51
Class R:
Net assets	$6	$6	$5
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	—*	—*	—*
Net asset value, offering price, and redemption price per share	$26.89	$27.51	$26.53
Class Y:
Net assets	$48,745	$7,725	$7,457
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	1,812	281	281
Net asset value, offering price, and redemption price per share	$26.90	$27.52	$26.54

[1]	The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.50%.

[2]	Class C has a contingent deferred sales charge. For a description of this sales charge, see notes 1 and 3 in Notes to Financial Statements.

*	Due to the presentation of the Financial Statements in thousands the number rounds to zero.
The accompanying notes are an integral part of the financial statements.
12      First American Funds  2007 Annual Report

Statements of  Operations    For the period from July 31, 20071 to October 31, 2007, all dollars are rounded to thousands (000)

	Quantitative	Quantitative	Quantitative
	Large Cap	Large Cap	Large Cap
	Core Fund	Growth Fund	Value Fund

	7/31/07[1]	7/31/07[1]	7/31/07[1]
	to	to	to
	10/31/07	10/31/07	10/31/07

INVESTMENT INCOME:
Dividends from unaffiliated securities	$222	$24	$46
Dividends from affiliated money market fund	32	4	4
Interest from unaffiliated securities	2	—	—

Total investment income	256	28	50

EXPENSES (note 3):
Investment advisory fees	35	6	6
Administration fees	28	6	6
Transfer agent fees	25	25	25
Custodian fees	1	—	—
Legal fees	4	4	4
Audit fees	15	15	15
Registration fees	13	13	13
Postage and printing fees	1	1	1
Directors’ fees	6	6	6
Other expenses	6	6	6
Distribution and shareholder servicing fees – Class A	—	—	—
Distribution and shareholder servicing fees – Class C	—	—	—
Distribution and shareholder servicing fees – Class R	—	—	—

Total expenses	134	82	82

Less: Fee waivers (note 3)	(82)	(74)	(74)

Total net expenses	52	8	8

Investment income – net	204	20	42

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND
FUTURES CONTRACTS – NET (note 5):
Net realized gain on investments	335	74	48
Net realized gain (loss) on futures contracts	83	—	(1)
Net change in unrealized appreciation or depreciation of investments	2,950	630	356
Net change in unrealized appreciation or depreciation of futures contracts	8	1	13

Net gain on investments and futures contracts	3,376	705	416

Net increase in net assets resulting from operations	$3,580	$725	$458

[1]	Commencement of operations.
First American Funds  2007 Annual Report       13

Statements of  Changes in Net Assets    all dollars are rounded to thousands (000)

	Quantitative	Quantitative	Quantitative
	Large Cap	Large Cap	Large Cap
	Core Fund	Growth Fund	Value Fund

	7/31/07[1]	7/31/07[1]	7/31/07[1]
	to	to	to
	10/31/07	10/31/07	10/31/07

OPERATIONS:
Investment income – net	$204	$20	$42
Net realized gain on investments	335	74	48
Net realized gain (loss) on futures contracts	83	—	(1)
Net change in unrealized appreciation or depreciation of investments	2,950	630	356
Net change in unrealized appreciation or depreciation of futures contracts	8	1	13

Net increase in net assets resulting from operations	3,580	725	458

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income – net:
Class A	—	—	—
Class C	—	—	—
Class R	—	—	—
Class Y	(144)	(14)	(25)

Total distributions	(144)	(14)	(25)

CAPITAL SHARE TRANSACTIONS (note 4):
Class A:
Proceeds from sales	129	69	30
Reinvestment of distributions	—	—	—
Payments for redemptions	—	—	—

Increase in net assets from Class A transactions	129	69	30

Class C:
Proceeds from sales	15	17	5
Reinvestment of distributions	—	—	—
Payments for redemptions (note 3)	—	—	—

Increase in net assets from Class C transactions	15	17	5

Class R:
Proceeds from sales	5	5	5
Reinvestment of distributions	—	—	—
Payments for redemptions	—	—	—

Increase in net assets from Class R transactions	5	5	5

Class Y:
Proceeds from sales	47,241	7,004	7,000
Reinvestment of distributions	133	14	25
Payments for redemptions	(2,062)	—	—

Increase in net assets from Class Y transactions	45,312	7,018	7,025

Increase in net assets from capital share transactions	45,461	7,109	7,065

Total increase in net assets	48,897	7,820	7,498
Net assets at beginning of period	—	—	—

Net assets at end of period	$48,897	$7,820	$7,498

Undistributed net investment income at end of period	$60	$6	$17

[1]	Commencement of operations.
The accompanying notes are an integral part of the financial statements.
14      First American Funds  2007 Annual Report

(This page intentionally left blank.)

Financial Highlights    For a share outstanding throughout the indicated period.

	Net Asset		Realized and	Distributions	Net Asset
	Value	Net	Unrealized	from Net	Value
	Beginning	Investment	Gains on	Investment	End of
	of Period	Income (Loss)	Investments	Income	Period

Quantitative Large Cap Core Fund[1]
Class A
2007[2]	$25.00	$0.06	$1.91	$(0.07)	$26.90
Class C
2007[2]	$25.00	$0.02	$1.90	$(0.04)	$26.88
Class R
2007[2]	$25.00	$0.08	$1.87	$(0.06)	$26.89
Class Y
2007[2]	$25.00	$0.11	$1.87	$(0.08)	$26.90

Quantitative Large Cap Growth Fund [1]
Class A
2007[2]	$25.00	$0.02	$2.53	$(0.04)	$27.51
Class C
2007[2]	$25.00	$(0.03)	$2.53	$(0.03)	$27.47
Class R
2007[2]	$25.00	$0.04	$2.50	$(0.03)	$27.51
Class Y
2007[2]	$25.00	$0.07	$2.50	$(0.05)	$27.52

Quantitative Large Cap Value Fund[1]
Class A
2007[2]	$25.00	$0.10	$1.51	$(0.08)	$26.53
Class C
2007[2]	$25.00	$0.08	$1.48	$(0.05)	$26.51
Class R
2007[2]	$25.00	$0.11	$1.49	$(0.07)	$26.53
Class Y
2007[2]	$25.00	$0.15	$1.48	$(0.09)	$26.54

[1]	Per share data calculated using average shares outstanding method.

[2]	Commenced operations on July 31, 2007. All ratios for the period July 31, 2007 to October 31, 2007 have been annualized, except total return and portfolio turnover.

[3]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.
The accompanying notes are an integral part of the financial statements.
16      First American Funds  2007 Annual Report

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses	Income (Loss)
		Ratio of	Investment	to Average	to Average
	Net Assets	Expenses to	Income (Loss)	Net Assets	Net Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return[3]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

7.89%	$131	0.70%	0.91%	1.40%	0.21%	55%
7.69%	$15	1.45%	0.23%	2.15%	(0.47)%	55%
7.81%	$6	0.95%	1.20%	1.65%	0.50%	55%
7.93%	$48,745	0.45%	1.73%	1.15%	1.03%	55%

10.22%	$71	0.70%	0.23%	4.70%	(3.77)%	58%

10.01%	$18	1.45%	(0.36)%	5.45%	(4.36)%	58%

10.17%	$6	0.95%	0.54%	4.95%	(3.46)%	58%

10.29%	$7,725	0.45%	1.07%	4.45%	(2.93)%	58%

6.46%	$31	0.70%	1.57%	4.73%	(2.46)%	65%
6.25%	$5	1.45%	1.18%	5.48%	(2.85)%	65%
6.41%	$5	0.95%	1.68%	4.98%	(2.35)%	65%
6.52%	$7,457	0.45%	2.28%	4.48%	(1.75)%	65%

First American Funds  2007 Annual Report       17

Notes to  Financial Statements    October 31, 2007, all dollars and shares are rounded to thousands (000)

1 >	Organization

The Quantitative Large Cap Core Fund, Quantitative Large Cap Growth Fund, and Quantitative Large Cap Value Fund (each a “fund” and collectively, the “funds”) are mutual funds offered by First American Investment Funds, Inc. (“FAIF”), which is a member of the First American Family of Funds. The funds commenced operations July 31, 2007. As of October 31, 2007, FAIF offered 42 funds, including the funds listed above. FAIF is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. FAIF’s articles of incorporation permit the funds’ board of directors to create additional funds in the future. The Quantitative Large Cap Core Fund, Quantitative Large Cap Growth Fund, and Quantitative Large Cap Value Fund are each diversified open-end management investment companies.

The funds offer Class A, Class C, Class R, and Class Y shares. Class A shares are sold with a front-end sales charge. Class C shares may be subject to a contingent deferred sales charge for 12 months. Class R shares have no sales charge and are offered only through certain tax-deferred retirement plans. Class Y shares have no sales charge and are offered only to qualifying institutional investors and certain other qualifying accounts.

The funds’ prospectus provides descriptions of each fund’s investment objective, principal investment strategies, and principal risks. All classes of shares in a fund have identical voting, dividend, liquidation, and other rights, and the same terms and conditions, except that certain fees, including distribution and shareholder servicing fees, may differ among classes. Each class has exclusive voting rights on any matters relating to that class’s servicing or distribution arrangements.

2 >	Summary of Significant Accounting Policies

The significant accounting policies followed by the funds are as follows:

SECURITY VALUATIONS – Security valuations for the funds’ investments are furnished by an independent pricing service that has been approved by the funds’ board of directors. Investments in equity securities that are traded on a national securities exchange (or reported on the Nasdaq national market system) are stated at the last quoted sales price if readily available for such securities on each business day. For securities traded on the Nasdaq national market system, the funds utilize the Nasdaq Official Closing Price which compares the last trade to the bid/ask range of a security. If the last trade falls within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, the ask will be the closing price. If the last trade is below the bid, the bid will be the closing price. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price.

Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates market value. Investments in open-end mutual funds are valued at their respective net asset values on the valuation date.

The following investment vehicles, when held by a fund, are priced as follows: Exchange listed futures and options on futures are priced at their last sale price on the exchange on which they are principally traded, as determined by FAF Advisors, on the day the valuation is made. If there were no sales on that day, futures and options on futures will be valued at the last reported bid price. Options on securities, indices, and currencies traded on Nasdaq or listed on a stock exchange, whether domestic or foreign, are valued at the last sale price on Nasdaq or on any exchange on the day the valuation is made. If there were no sales on that day, the options will be valued at the last sale price on the previous valuation date. Last sale prices are obtained from an independent pricing service. Forward contracts (other than currency forward contracts), swaps, and over-the-counter options on securities, indices, and currencies are valued at the quotations received from an independent pricing service, if available.

When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the funds’ board of directors. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased and sold. If events occur that materially affect the value of securities (including non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities will be
18      First American Funds  2007 Annual Report

valued at fair value. As of October 31, 2007, the funds held no fair valued securities.

SECURITY TRANSACTIONS AND INVESTMENT INCOME – For financial statement purposes, the funds record security transactions on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of bond premium and discount, is recorded on an accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS – Distributions from net investment income are declared and paid quarterly by each of the funds. Distributions are payable in cash or reinvested in additional shares of the fund. Any net realized capital gains on sales of a fund’s securities are distributed to shareholders at least annually.

FEDERAL TAXES – Each fund is treated as a separate taxable entity. Each fund intends to continue to qualify as a regulated investment company as provided in Subchapter M of the Internal Revenue Code, as amended, and to distribute all taxable income, if any, to its shareholders. Accordingly, no provision for federal income taxes is required.

The tax character of distributions paid during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal period in which the amounts are distributed may differ from the period that the income or realized gains (losses) were recorded by the fund. The tax character of distributions paid during the fiscal period ended October 31, 2007, were as follows:

October 31, 2007

Ordinary
Fund	Income

Quantitative Large Cap Core Fund	$144
Quantitative Large Cap Growth Fund	14
Quantitative Large Cap Value Fund	25

As of October 31, 2007, the components of accumulated earnings on a tax-basis were as follows:

	Undistributed	Undistributed		Total
	Ordinary	Long Term	Unrealized	Accumulated
Fund	Income	Capital Gains	Appreciation	Earnings

Quantitative Large Cap Core Fund	$459	$54	$2,924	$3,437
Quantitative Large Cap Growth Fund	84	1	627	712
Quantitative Large Cap Value Fund	88	7	339	434

The difference between book and tax basis unrealized appreciation (depreciation) is primarily due to the tax deferral of losses on wash sales and the amount of gain (loss) recognized for tax purposes due to mark-to-market adjustments on open futures contracts.

FUTURES TRANSACTIONS – In order to gain exposure to or protect against changes in the market, and to maintain sufficient liquidity to meet redemption requests, and to increase the level of fund assets devoted to replicating the composition of the S&P and Russell indices while reducing transaction costs, each fund may enter into futures contracts. Upon entering into a futures contract, the fund is required to deposit cash or pledge U.S. government securities. The margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the fund each day (daily variation margin) and are recorded as unrealized gains (losses) until the contract is closed. When the contract is closed, the fund records a realized gain (loss) equal to the difference between the proceeds from (or cost of) the closing transaction and the fund’s basis in the contract.

Risks of entering into futures contracts, in general, include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a fund could lose more than the original margin deposit required to initiate a futures transaction. These contracts involve market risk in excess of the amount reflected in the fund’s Statement of Assets and Liabilities. Unrealized gains (losses) on outstanding positions in futures contracts held at the close of the period will be recognized as capital gains (losses) for federal income tax purposes.

As of October 31, 2007, the funds’ outstanding futures contracts are disclosed in the Schedule of Investments.

ILLIQUID OR RESTRICTED SECURITIES – A security may be considered illiquid if it lacks a readily available market.
First American Funds  2007 Annual Report       19

Notes to  Financial Statements    October 31, 2007, all dollars and shares are rounded to thousands (000)

Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the fund. Illiquid securities may be valued under methods approved by the funds’ board of directors as reflecting fair value. Each fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Certain restricted securities may be considered illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the funds’ board of directors as reflecting fair value. Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144A securities, are not subject to the limitation on a fund’s investment in illiquid securities if they are determined to be liquid in accordance with procedures adopted by the funds’ board of directors. At October 31, 2007, the funds held no investments in illiquid securities.

SECURITIES LENDING – In order to generate additional income, each fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. Each fund’s policy is to receive collateral from the borrower in the form of cash, U.S. government securities, or other high-grade debt obligations equal to at least 100% of the value of securities loaned. If the value of the securities on loan increases, additional collateral is received from the borrower. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially.

U.S. Bank National Association (“U.S. Bank”), the parent company of the funds’ advisor, serves as the securities lending agent for the funds in transactions involving the lending of portfolio securities on behalf of the funds. U.S. Bank acts as the securities lending agent pursuant to, and subject to compliance with conditions contained in, an exemptive order issued by the Securities and Exchange Commission (“SEC”). U.S. Bank receives fees as a percentage of each fund’s net income from securities lending transactions. Collateral for securities on loan is invested in a money market fund administered by FAF Advisors, Inc. (“FAF Advisors”) and FAF Advisors receives an administration fee equal to 0.02% of such fund’s average daily net assets. For the fiscal period ended October 31, 2007, the funds had no securities lending activity.

EXPENSES – Expenses that are directly related to one of the funds are charged directly to that fund. Other operating expenses are allocated to the funds on several bases, including evenly across all funds, allocated based on relative net assets of all funds within the First American Family of Funds, or a combination of both methods. Class specific expenses, such as distribution fees and shareholder servicing fees, are borne by that class. Income, other expenses, and realized and unrealized gains and losses of a fund are allocated to each respective class in proportion to the relative net assets of each class.

INTERFUND LENDING PROGRAM – Pursuant to an exemptive order issued by the SEC, the funds, along with other registered investment companies in the First American Family of Funds, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. The funds did not have any interfund lending transactions during the fiscal period ended October 31, 2007.

DEFERRED COMPENSATION PLAN – Under a Deferred Compensation Plan (the “Plan”), non-interested directors of the First American Family of Funds may participate and elect to defer receipt of part or all of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of open-end First American Funds, preselected by each director. All amounts in the Plan are 100% vested and accounts under the Plan are obligations of the funds. Deferred amounts remain in the funds until distributed in accordance with the Plan.

USE OF ESTIMATES IN PREPARATION OF FINANCIAL STATEMENTS – The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

3 >	Fees and Expenses

INVESTMENT ADVISORY FEES – Pursuant to an investment advisory agreement (the “Agreement”), FAF Advisors manages each fund’s assets and furnishes related office facilities, equipment, research, and personnel. The Agreement requires each fund to pay FAF Advisors a monthly fee based upon average daily net assets. The annual fee for Quantitative Large Cap Core Fund, Quantitative Large Cap Growth Fund, and Quantitative Large Cap Value Fund is 0.30%, 0.30%, and 0.30%, respectively. FAF Advisors has agreed to waive fees and reimburse other fund expenses through July 31, 2008, so that total fund operating expenses, as a percentage of
20      First American Funds  2007 Annual Report

average daily net assets, do not exceed the following amounts:

	Share Class

Fund	A	C	R	Y

Quantitative Large Cap Core Fund	0.70%	1.45%	0.95%	0.45%
Quantitative Large Cap Growth Fund	0.70	1.45	0.95	0.45
Quantitative Large Cap Value Fund	0.70	1.45	0.95	0.45

The funds may invest in related money market funds that are series of First American Funds, Inc., subject to certain limitations. In order to avoid the payment of duplicative investment advisory fees to FAF Advisors, which acts as the investment advisor to both the investing funds and the related money market funds, FAF Advisors will reimburse each investing fund an amount equal to that portion of FAF Advisors’ investment advisory fee received from the related money market funds that is attributable to the assets of the investing fund.

ADMINISTRATION FEES – FAF Advisors serves as the funds’ administrator pursuant to an administration agreement between FAF Advisors and the funds. U.S. Bancorp Fund Services, LLC (“USBFS”) serves as sub-administrator pursuant to a sub-administration agreement between USBFS and FAF Advisors. FAF Advisors is a subsidiary of U.S. Bank. Both U.S. Bank and USBFS are direct subsidiaries of U.S. Bancorp. Under the administration agreement, FAF Advisors is compensated to provide, or compensates other entities to provide, services to the funds. These services include various legal, oversight, administrative, and accounting services. The funds pay FAF Advisors administration fees, which are calculated daily and paid monthly, equal to each fund’s pro rata share of an amount equal, on a annual basis, to 0.25% of the aggregate average daily net assets of all open-end mutual funds in the First American Family of Funds up to $8 billion, 0.235% on the next $17 billion of the aggregate average daily net assets, 0.22% on the next $25 billion of the aggregate average daily net assets, and 0.20% of the aggregate average daily net assets in excess of $50 billion. All fees paid to the sub-administrator are paid from the administration fee. In addition to these fees, the funds may reimburse FAF Advisors and the sub-administrator for any out-of-pocket expenses incurred in providing administration services.

TRANSFER AGENT FEES – USBFS serves as the funds’ transfer agent pursuant to a transfer agent agreement with FAIF. The funds are charged transfer agent fees on a per shareholder account basis, subject to a minimum fee per share class. These fees are charged to each fund based upon the number of accounts within that fund. In addition to these fees, the funds may reimburse USBFS for out-of-pocket expenses incurred in providing transfer agent services.

CUSTODIAN FEES – U.S. Bank serves as the funds’ custodian pursuant to a custodian agreement with FAIF. The custodian fee charged for each fund is equal to an annual rate of 0.005% of average daily net assets. All fees are computed daily and paid monthly.

Under the custodian agreement, interest earned on uninvested cash balances is used to reduce a portion of each fund’s custodian expenses. These credits, if any, are disclosed as “Indirect payments from custodian” in the Statement of Operations. Conversely, the custodian charges a fee for any cash overdrafts incurred, which will increase the fund’s custodian expenses.

For the fiscal period ended October 31, 2007, custodian fees for the funds were not increased as a result of overdrafts and were not decreased by as a result of interest earned, respectively.

DISTRIBUTION AND SHAREHOLDER SERVICING FEES – Quasar Distributors, LLC (“Quasar”), a subsidiary of U.S. Bancorp, serves as distributor of the funds pursuant to a distribution agreement with FAIF. Under the distribution agreement, and pursuant to a plan adopted by each fund under rule 12b-1 of the Investment Company Act, each fund pays Quasar a monthly distribution and/or shareholder servicing fee equal to an annual rate of 0.25%, 1.00%, and 0.50% of each fund’s average daily net assets attributable to Class A shares, Class C shares, and Class R shares, respectively. Class Y shares pay no distribution or shareholder servicing fees. These fees may be used by Quasar to provide compensation for sales support, distribution activities, and/or shareholder servicing activities.

Under the distribution and shareholder servicing agreement, the amounts retained by affiliates of FAF Advisors for the fiscal period ended October 31, 2007 rounds to zero for each fund.

OTHER EXPENSES – In addition to the investment advisory fees, administration fees, transfer agent fees, custodian fees, and distribution and shareholder servicing fees, each fund is responsible for paying most other operating expenses, including: legal, auditing, registration fees, postage and printing of shareholder reports, fees and expenses of independent directors, insurance, and other miscellaneous expenses. For the fiscal period ended October 31, 2007, legal fees and expenses of $1 were paid to a law firm of which an Assistant Secretary of the funds is a partner.

CONTINGENT DEFERRED SALES CHARGES – A contingent deferred sales charge (“CDSC”) of 1.00% is imposed on redemptions made in the Class C shares for the first 12 months. The CDSC is imposed on the value of the purchased shares, or the value at the time of redemption, whichever is less.
First American Funds  2007 Annual Report       21

Notes to  Financial Statements    October 31, 2007, all dollars and shares are rounded to thousands (000)

For the fiscal period ended October 31, 2007, total front-end sales charges and CDSCs retained by affiliates of FAF Advisors for distributing the funds’ shares were as follows:

Fund	Amount

Quantitative Large Cap Core Fund	$2
Quantitative Large Cap Growth Fund	—
Quantitative Large Cap Value Fund	—

4 >	Capital Share Transactions

FAIF has 358 billion shares of $0.0001 par value capital stock authorized. Capital share transactions for the funds were as follows:

	Quantitative	Quantitative	Quantitative
	Large Cap	Large Cap	Large Cap
	Core Fund	Growth Fund	Value Fund

	7/31/07[1]	7/31/07[1]	7/31/07[1]
	to	to	to
	10/31/07	10/31/07	10/31/07

Class A:
Shares issued	5	2	1
Shares issued in lieu of cash distributions	—	—	—
Shares redeemed	—	—	—

Total Class A transactions	5	2	1

Class C:
Shares issued	1	1	—
Shares issued in lieu of cash distributions	—	—	—
Shares redeemed	—	—	—

Total Class C transactions	1	1	—

Class R:
Shares issued	—	—	—
Shares issued in lieu of cash distributions	—	—	—
Shares redeemed	—	—	—

Total Class R transactions	—	—	—

Class Y:
Shares issued	1,887	280	280
Shares issued in lieu of cash distributions	5	1	1
Shares redeemed	(80)	—	—

Total Class Y transactions	1,812	281	281

Net increase in capital shares	1,818	284	282

1 Commencement of operations

5 >	Investment Security Transactions

During the fiscal period ended October 31, 2007, purchases of securities and proceeds from sales of securities, other than temporary investments in short-term securities, were as follows:

Fund	Purchases	Sales

Quantitative Large Cap Core Fund	$63,558	$18,910
Quantitative Large Cap Growth Fund	10,097	3,177
Quantitative Large Cap Value Fund	9,988	3,455

The aggregate gross unrealized appreciation and depreciation of securities held by the funds and the total cost of securities for federal income tax purposes at October 31, 2007, were as follows:

				Federal
	Aggregate	Aggregate		Income
	Gross	Gross		Tax
Fund	Appreciation	Depreciation	Net	Cost

Quantitative Large Cap Core Fund	$3,413	$(489)	$2,924	$45,890
Quantitative Large Cap Growth Fund	711	(84)	627	7,134
Quantitative Large Cap Value Fund	388	(49)	339	7,092

6 >	Sector Risks

Portfolios that primarily invest in a particular sector may experience greater volatility than portfolios investing in a broad range of industry sectors. As of October 31, 2007, Quantitative Large Cap Growth Fund had a significant portion of its assets invested in the information
22      First American Funds  2007 Annual Report

technology sector, which could be more sensitive to short product cycles and aggressive pricing than the technology industry as a whole.

7 >	Indemnifications

The funds enter into contracts that contain a variety of indemnifications. The funds’ maximum exposure under these arrangements is unknown. However, the funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

8 >	New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current period. Adoption of FIN 48 is required for fiscal periods beginning after December 15, 2006, and is to be applied to all open tax periods as of the effective date. Recent Securities and Exchange Commission guidance allows implementing FIN 48 in fund net asset value calculations as late as the funds’ last net asset value calculation in the first required financial statement reporting period. As a result, the funds will incorporate FIN 48 in their semiannual report on April 30, 2008. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value, and requires additional disclosure about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of October 31, 2007, the funds do not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.
First American Funds  2007 Annual Report       23

Notice to  Shareholders     October 31, 2007 (unaudited)
TAX INFORMATION

The information set forth below is for each fund’s fiscal period as required by federal laws. Most shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal periods of a fund. Accordingly, the information needed for income tax purposes will be sent in early 2008 on Form 1099-DIV. Please consult your tax advisor for proper treatment of this information.

For the fiscal period ended October 31, 2007, each fund has designated long term capital gains and ordinary income with regard to distributions paid during the period as follows:

	Long Term	Ordinary
	Capital Gains	Income	Total
	Distributions	Distributions	Distributions
Fund	(Tax Basis) (a)	(Tax Basis) (a)	(Tax Basis) (a)

Quantitative Large Cap Core Fund	—%	100%	100%
Quantitative Large Cap Growth Fund	—	100	100
Quantitative Large Cap Value Fund	—	100	100

(a)	Based on a percentage of the fund’s total distributions.
Shareholder Notification of Federal Tax Status:

Each fund has designated the following percentages of the ordinary income distributions during the fiscal period ended October 31, 2007 as dividends qualifying for the dividends received deduction available to corporate shareholders:

Fund

Quantitative Large Cap Core Fund	100.00%
Quantitative Large Cap Growth Fund	100.00
Quantitative Large Cap Value Fund	97.10

In addition, each fund has designated the following percentages of the ordinary income distributions from net investment income during the fiscal period ended October 31, 2007 as qualified dividend income available to individual shareholders under the Jobs and Growth Tax Relief Reconciliation Act of 2003:

Fund

Quantitative Large Cap Core Fund	100.00%
Quantitative Large Cap Growth Fund	100.00
Quantitative Large Cap Value Fund	99.48

Additional Information Applicable to Foreign Shareholders Only:

The percentage of ordinary income distributions that are designated as interest-related dividends under Internal Revenue Code Section 871(k)(1)(C) for each fund was as follows:

Fund

Quantitative Large Cap Core Fund	5.28%
Quantitative Large Cap Growth Fund	3.43
Quantitative Large Cap Value Fund	3.23

The percentage of ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C) for each fund was as follows:

Fund

Quantitative Large Cap Core Fund	0.00%
Quantitative Large Cap Growth Fund	0.00
Quantitative Large Cap Value Fund	0.00

HOW TO OBTAIN A COPY OF THE FUNDS’ PROXY VOTING POLICIES

A description of the policies and procedures that the funds use to determine how to vote proxies relating to portfolio securities, as well as information regarding how the funds voted proxies relating to portfolio securities is available
24      First American Funds  2007 Annual Report

(1) without charge upon request by calling 800.677.FUND; (2) at firstamericanfunds.com; and (3) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
FORM N-Q HOLDINGS INFORMATION

Each fund is required to file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the Securities and Exchange Commission on Form N-Q. The funds’ Forms N-Q are available (1) without charge upon request by calling 800.677.FUND and (2) on the U.S. Securities and Exchange Commission’s website at www.sec.gov. In addition, you may review and copy the funds’ Forms N-Q at the Commission’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.
QUARTERLY PORTFOLIO HOLDINGS

Each fund will make portfolio holdings information publicly available by posting the information at www.firstamericanfunds.com on a quarterly basis. The funds will attempt to post such information within 10 business days of the calendar quarter-end.
First American Funds  2007 Annual Report       25

Notice to  Shareholders     October 31, 2007 (unaudited)
Directors and Officers of the Funds

Independent Directors

Other
	Position(s)	Term of Office		Number of Portfolios	Directorships
Name, Address, and	Held	and Length of	Principal Occupation(s)	in Fund Complex	Held by
Year of Birth	with Funds	Time Served	During Past 5 Years	Overseen by Director	Director †

Benjamin R. Field III P.O. Box 1329 Minneapolis, MN 55440-1329 (1938)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since September 2003	Retired; Senior Financial Advisor, Bemis Company, Inc. from May 2002 through February 2004	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

Roger A. Gibson P.O. Box 1329 Minneapolis, MN 55440-1329 (1946)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since October 1997	Director, Charterhouse Group, Inc., a private equity firm, since October 2005; Vice President and Chief Operating Officer, Cargo-United Airlines, from July 2001 through July 2004	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

Victoria J. Herget P.O. Box 1329 Minneapolis, MN 55440-1329 (1951)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since September 2003	Investment consultant and non-profit board member	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

John P. Kayser P.O. Box 1329 Minneapolis, MN 55440-1329 (1949)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since October 2006	Retired; Principal from 1983 to 2004 and Chief Financial Officer and Chief Administrative Officer from 1988 to 2002, William Blair & Company, LLC	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

Leonard W. Kedrowski P.O. Box 1329 Minneapolis, MN 55440-1329 (1941)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since November 1993	Owner and President, Executive and Management Consulting, Inc., a management consulting firm; Board member, GC McGuiggan Corporation (dba Smyth Companies), a label printer; former Chief Executive Officer, Creative Promotions International, LLC, a promotional award programs and products company, through October 2003	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

Richard K. Riederer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since August 2001	Owner and Chief Executive Officer, RKR Consultants, Inc. and non-profit board member since 2005	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	Cleveland Cliffs Inc (a producer of iron ore pellets)

Joseph D. Strauss P.O. Box 1329 Minneapolis, MN 55440-1329 (1940)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since September 1991	Attorney At Law, Owner, and President, Strauss Management Company, a Minnesota holding company for various organizational management business ventures; Owner, Chairman, and Chief Executive Officer, Community Resource Partnerships, Inc., a strategic planning, operations management, government relations, transportation planning, and public relations organization; Owner, Chairman, and Chief Executive Officer, Excensus™, LLC, a strategic demographic planning and application development firm since 2001	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

26      First American Funds  2007 Annual Report

Independent Directors — concluded

Other
	Position(s)	Term of Office		Number of Portfolios	Directorships
Name, Address, and	Held	and Length of	Principal Occupation(s)	in Fund Complex	Held by
Year of Birth	with Funds	Time Served	During Past 5 Years	Overseen by Director	Director †

Virginia L. Stringer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Chair; Director	Chair Term three years. Directors Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Chair of FAIF’s Board since September 1997; Director of FAIF since September 1987	Governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; Executive Consultant to State Farm Insurance Company through 2003	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

James M. Wade P.O. Box 1329 Minneapolis, MN 55440-1329 (1943)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since August 2001	Owner and President, Jim Wade Homes, a homebuilding company	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

†	Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.
The Statement of Additional Information (SAI) includes additional information about fund directors and is available upon request without charge by calling 800-677-FUND or writing to First American Funds, P.O. Box 1330, Minneapolis, Minnesota, 55440-1330.
First American Funds  2007 Annual Report       27

Notice to  Shareholders     October 31, 2007 (unaudited)

Officers

	Position(s)	Term of Office
Name, Address, and	Held	and Length of
Year of Birth	with Funds	Time Served	Principal Occupation(s) During Past 5 Years

Thomas S. Schreier, Jr. FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1962)*	President	Re-elected by the Board annually; President of FAIF since February 2001	Chief Executive Officer of FAF Advisors, Inc.; Chief Investment Officer of FAF Advisors, Inc., since September 2007

Jeffery M. Wilson FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1956)*	Vice President – Administration	Re-elected by the Board annually; Vice President — Administration of FAIF since March 2000	Senior Vice President of FAF Advisors, Inc.

Charles D. Gariboldi, Jr. FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1959)*	Treasurer	Re-elected by the Board annually; Treasurer of FAIF since October 2004	Mutual Funds Treasurer, FAF Advisors, Inc., since October 2004; prior thereto, Vice President of Investment Accounting and Fund Treasurer for Thrivent Financial for Lutherans

Jill M. Stevenson FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1965)*	Assistant Treasurer	Re-elected by the Board annually; Assistant Treasurer of FAIF since September 2005	Mutual Funds Assistant Treasurer, FAF Advisors, Inc., since September 2005; prior thereto, Director, Senior Project Manager, FAF Advisors, Inc. from May 2003 to September 2005; prior thereto, Vice President, Director of Operations, Paladin Investment Associates, LLC

David H. Lui FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1960)*	Chief Compliance Officer	Re-elected by the Board annually; Chief Compliance Officer of FAIF since March 2005	Chief Compliance Officer for First American Funds and FAF Advisors, Inc., since March 2005; prior thereto, Chief Compliance Officer, Franklin Advisors, Inc. and Chief Compliance Counsel, Franklin Templeton Investments from March 2004 to March 2005; prior thereto, Vice President, Charles Schwab & Co., Inc.

Jason K. Mitchell FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1976)*	Anti-Money Laundering Officer	Re-elected by the Board annually; Anti-Money Laundering Officer of FAIF since September 2006	Compliance Manager, FAF Advisors, Inc., since June 2006; prior thereto, Compliance Analyst, FAF Advisors, Inc. from October 2004 to June 2006; prior thereto, Senior Systems Helpdesk Analyst, Wachovia Retirement Services from November 2002 to October 2004; prior thereto, Senior Retirement Plan Specialist, PFPC, Inc.

Kathleen L. Prudhomme FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1953)*	Secretary	Re-elected by the Board annually; Secretary of FAIF since December 2004; prior thereto, Assistant Secretary of FAIF since September 1998 through December 2004	Deputy General Counsel, FAF Advisors, Inc., since November 2004; prior thereto, Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm

James D. Alt Dorsey & Whitney LLP 50 South Sixth Street Suite 1500, Minneapolis, MN 55402 (1951)	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since December 2004; prior thereto, Secretary of FAIF since June 2002; Assistant Secretary of FAIF from September 1998 through June 2002	Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm

Brett L. Agnew FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1971)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since December 2004	Counsel, FAF Advisors, Inc., since August 2004; prior thereto, Senior Counsel, Thrivent Financial for Lutherans

James R. Arnold U.S. Bancorp Fund Services, LLC 615 E. Michigan Street Milwaukee, WI 53202 (1957)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since June 2003	Senior Vice President, U.S. Bancorp Fund Services, LLC

Richard J. Ertel FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1967)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since June 2006 and from June 2003 through August 2004	Counsel, FAF Advisors, Inc., since May 2006; prior thereto, Counsel, Ameriprise Financial Services, Inc. from September 2004 to May 2006; prior thereto, Counsel, FAF Advisors, Inc. from May 2003 to August 2004; prior to May 2003, Associate Counsel, Hartford Life and Accident Insurance Company

*	Messrs. Schreier, Wilson, Gariboldi, Lui, Mitchell, Agnew and Ertel, Ms. Stevenson and Ms. Prudhomme are each officers and/or employees of FAF Advisors, Inc., which serves as investment adviser and administrator for FAIF. Mr. Arnold is an officer of U.S. Bancorp Fund Services, LLC, which is a subsidiary of U.S. Bancorp and which serves as Transfer Agent for FAIF.
28      First American Funds  2007 Annual Report

Board of Directors    First American Investment Funds, Inc.

Virginia Stringer

Chairperson of First American Investment Funds, Inc.
Governance Consultant; former Owner and President of Strategic Management
Resources, Inc.

Benjamin Field III

Director of First American Investment Funds, Inc.
Retired; former Senior Financial Advisor, Senior Vice President,
Chief Financial Officer, and Treasurer of Bemis Company, Inc.

Roger Gibson

Director of First American Investment Funds, Inc.
Director of Charterhouse Group, Inc.

Victoria Herget

Director of First American Investment Funds, Inc.
Investment Consultant; former Managing Director of Zurich Scudder Investments

John Kayser

Director of First American Investment Funds, Inc.
Retired; former Principal, Chief Financial Officer, and Chief Administrative Officer of
William Blair & Company, LLC

Leonard Kedrowski

Director of First American Investment Funds, Inc.
Owner and President of Executive and Management Consulting, Inc.

Richard Riederer

Director of First American Investment Funds, Inc.
Owner and Chief Executive Officer of RKR Consultants, Inc.

Joseph Strauss

Director of First American Investment Funds, Inc.
Owner and President of Strauss Management Company

James Wade

Director of First American Investment Funds, Inc.
Owner and President of Jim Wade Homes

First American Investment Funds’ Board of Directors is comprised entirely of independent directors.

Direct fund correspondence to:
First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. Further, there is no assurance that certain securities will remain in or out of each fund’s portfolio.

This report is for the information of shareholders of the First American Investment Funds, Inc. It may also be used as sales literature when preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, and charges and expenses of the funds. Read the prospectus carefully before investing.

The figures in this report represent past performance and do not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
INVESTMENT ADVISOR

FAF Advisors, Inc.
800 Nicollet Mall
Minneapolis, Minnesota 55402
ADMINISTRATOR

FAF Advisors, Inc.
800 Nicollet Mall
Minneapolis, Minnesota 55402
TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
CUSTODIAN

U.S. Bank National Association
60 Livingston Avenue
St. Paul, Minnesota 55101
DISTRIBUTOR

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
220 South Sixth Street
Suite 1400
Minneapolis, Minnesota 55402
COUNSEL

Dorsey & Whitney LLP
50 South Sixth Street
Suite 1500
Minneapolis, Minnesota 55402

First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330
In an attempt to reduce shareholder costs and help eliminate duplication, First American Funds will try to limit their mailing to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call First American Investor Services at 800.677.FUND or visit firstamericanfunds.com.
0153-07 12/2007 AR-QUANT

Item 2—Code of Ethics
The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. During the period covered by this report, there were no amendments to the provisions of the registrant’s code of ethics that apply to the registrant’s principal executive officer and principal financial officer and that relate to any element of the code of ethics definition enumerated in this Item. During the period covered by this report, the registrant did not grant any waivers, including implicit waivers, from any provision of its code of ethics. The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by calling 1-800-677-3863.
Item 3—Audit Committee Financial Expert
The registrant’s Board of Directors has determined that Leonard W. Kedrowski, Benjamin R. Field III, John P. Kayser, and Richard K. Riederer, members of the registrant’s Audit Committee, are each an “audit committee financial expert” and are “independent,” as these terms are defined in this Item.
Item 4—Principal Accountant Fees and Services
(a)	Audit Fees — Ernst & Young LLP (“E&Y”) billed the registrant audit fees totaling $938,498 in the fiscal period ended October 31, 2007 and $1,066,262 in the fiscal year ended October 31, 2006, including fees associated with the annual audit, SEC Rule 17f-2 security count filings and filings of the registrant’s Form N-CSR.

(b)	Audit-Related Fees — E&Y billed the registrant audit-related fees totaling $4,117 in the fiscal period ended October 31, 2007 and $3,288 in the fiscal year ended October 31, 2006, including fees associated with the semi-annual review of fund disclosures.

(c)	Tax Fees — E&Y billed the registrant fees of $159,670 in the fiscal period ended October 31, 2007 and $160,419 in the fiscal year ended October 31, 2006, for tax services, including tax compliance, tax advice and tax planning. Tax compliance, tax advice and tax planning services primarily related to preparation of original and amended tax returns, timely RIC qualification reviews, and tax distribution analysis and planning.

(d)	All Other Fees — There were no fees billed by E&Y for other services to the registrant during the fiscal period ended October 31, 2007 and the fiscal year ended October 31, 2006.

(e)(1)	The audit committee’s pre-approval policies and procedures pursuant to paragraph (c)(7) of Rule 2-01 of Regulation S-X are set forth below:

Audit Committee policy regarding pre-approval of services provided by the Independent Auditor

The Audit Committee of the First American Funds (“Committee”) has responsibility for ensuring that all services performed by the independent audit firm for the funds do not impair the firm’s independence. This review is intended to provide reasonable oversight without removing management from its responsibility for day-to-day operations. In this regard, the Committee should:
•	Understand the nature of the professional services expected to be provided and their impact on auditor independence and audit quality

•	Examine and evaluate the safeguards put into place by the Company and the auditor to safeguard independence

•	Meet quarterly with the partner of the independent audit firm

•	Consider approving categories of service that are not deemed to impair independence for a one-year period
It is important that a qualitative rather than a mere quantitative evaluation be performed by the Committee in discharging its responsibilities.
Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the Committee will review and consider whether to pre-approve the financial plan for audit fees as well as categories of audit-related and non-audit services that may be performed by the funds’ independent audit firm directly for the funds. At least annually the Committee will receive a report from the independent audit firm of all audit and non-audit services, which were approved during the year.
The engagement of the independent audit firm for any non-audit service requires the written pre-approval of the Treasurer of the funds and all non-audit services performed by the independent audit firm will be disclosed in the required SEC periodic filings.
In connection with the Committee review and pre-approval responsibilities, the review by the Committee will consist of the following:
Audit Services
The categories of audit services and related fees to be reviewed and considered for pre-approval annually by the Committee or its delegate include the following:
•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents
     Audit-related Services
In addition, the following categories of audit-related services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.
•	Accounting consultations

•	Fund merger support services

•	Other accounting related matters

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports
Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Committee Chair or its delegate on a case-by-case basis. Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Committee or its delegate on a case-by-case basis.
     Tax Services
The following categories of tax services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.
•	Tax compliance services related to the filing or amendment of the following:
•	Federal, state and local income tax compliance, and

•	Sales and use tax compliance
•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects
Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Committee Chair or its delegate on a case-by-case basis. Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Committee or its delegate on a case-by-case basis.
     Other Non-audit Services
The SEC auditor independence rules adopted in response to the Sarbanes-Oxley Act specifically allow certain non-audit services. Because of the nature of these services, none of these services may be commenced by the independent audit firm without the prior approval of the Committee. The Committee may delegate this responsibility to one or more of the Committee members, with the decisions presented to the full Committee at the next scheduled meeting.
     Proscribed Services
In accordance with SEC rules on independence, the independent audit firm is prohibited from performing services in the following categories of non-audit services:
•	Management functions

•	Accounting and bookkeeping services

•	Internal audit services

•	Financial information systems design and implementation

•	Valuation services supporting the financial statements

•	Actuarial services supporting the financial statements

•	Executive recruitment

•	Expert services (e.g., litigation support)

•	Investment banking
Policy for Pre-approval of Non-Audit Services Provided to Other Entities within the Investment Company Complex
The Committee is also responsible for pre-approving certain non-audit services provided to FAF Advisors, Inc., U.S. Bank N.A., Quasar Distributors, U.S. Bancorp Fund Services, LLC and any other entity under common control with FAF Advisors, Inc., that provides ongoing services to the funds. The only non-audit services provided to these entities which require pre-approval are those services that relate directly to the operations and financial reporting of the funds.
Although the Committee is not required to pre-approve all services provided to FAF Advisors, Inc. and other affiliated service providers, the Committee will annually receive a report from the independent audit firm on the aggregate fees for all services provided to U.S. Bancorp and affiliates.
(e)(2)	All of the services described in paragraphs (b) through (d) of this Item 4 were pre-approved by the audit committee.

(f)	All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal period end were performed by the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by E&Y to the registrant, the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, totaled $163,787 in the fiscal period October 31, 2007 and $163,707 in the fiscal year ended October 31, 2006.

(h)	The registrant’s audit committee has determined that the provision of non-audit services to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved is compatible with maintaining E&Y’s independence.
Item 5—Audit Committee of Listed Registrants
Not applicable.
Item 6—Schedule of Investments
The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7—Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not applicable.
Item 8—Portfolio Managers of Closed-End Management Investment Companies
Not applicable.
Item 9—Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not applicable.
Item 10—Submission of Matters to a Vote of Security Holders
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A, or this item.
Item 11—Controls and Procedures
(a)	The registrant’s principal executive officer and principal financial officer have evaluated the effectiveness of the registrant’s disclosure controls and procedures within 90 days of the date of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported timely.

(b)	There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12—Exhibits
(a)(1)	Not applicable. Registrant’s code of ethics is provided to any person upon request without charge.

(a)(2)	Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are filed as exhibits hereto.

(a)(3)	Not applicable.

(b)	Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 are filed as exhibits hereto.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

First American Investment Funds, Inc.
By:	/s/ Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr.
President

Date: January 7, 2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr.
President

Date: January 7, 2008

By:	/s/ Charles D. Gariboldi, Jr.
Charles D. Gariboldi, Jr.
Treasurer

Date: January 7, 2008